UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1.	Reports to Shareholders.

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2019. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2019, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks advanced 13.1% (S&P 500 Total Return Index) during the one-year period ending 10/31/19, as concerns that the US/China trade war might tip the US economy into recession were allayed by expectations of a trade truce together with renewed interest rate cuts by the US Fed. During the course of the year, the US economy was not immune from the global growth slowdown witnessed across the globe, which saw the German economy teetering on the cusp of recession. The breakdown of trade negotiations between the US and China in May unleashed an escalation in tit-for-tat retaliatory measures by both sides, and ultimately US manufacturing data reflected a contraction in that segment of the economy. In August, the US treasury yield curve (3 months vs 10 years) reached its most inverted level in 12 years, and in the following month the 10-year US Treasury yield plunged to a three-year low of 1.46%, prompting worries that the US economy was headed for recession. The US Fed responded by cutting its benchmark Fed Funds reference rate by 25 basis points at each of its July, September, and October meetings, leaving the door open to additional cuts as warranted by economic developments. Although US stocks struggled during the summer months, the resilience of the labor market (unemployment hit its lowest level in 50 years) and continued strength in housing due to low interest rates helped propel stock prices to a record high at the end of the period.

Looking Ahead

Looking forward, equity investors have once again become accustomed to global central banks providing highly accommodative monetary policy as an underpinning for stock prices, which in turn has made global equity markets more susceptible to negative macroeconomic developments. To the extent the US and China are able to seal a “Phase I” trade truce agreement, a big overhang for stocks will have been placed in abeyance, and perhaps capital spending plans will gradually shift out of their present paralysis. At the company level, corporate earnings reports in the third quarter pointed to modest, low single-digit earnings per share growth for the full year, but whether companies can achieve the double-digit earnings growth embedded in consensus expectations for calendar year 2020 remains an open question. While US equity prices are somewhat elevated with respect to their historical levels of the past several decades (forward P/E ratio is presently about 17.6 versus an average of 15.7), we believe that investors are likely to focus on whether there is a resumption of US and global growth that more decisively assuages the risk of recession and translates into stronger corporate earnings. While the near-term outlook remains mixed, we believe that the medium-to-long term prospects for stocks possessing strong fundamentals remain compelling, and we generally maintain a preference for US stocks relative to those in the other major developed markets because of its more resilient relative economic growth prospects.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any

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Letter to Shareholders (Continued)

questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

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TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2019, the TCW Artificial Intelligence Equity Fund (the “Fund”) posted a return of 13.60% and 13.61% on its I Class and N Class, respectively. The Fund’s benchmark, Russell 3000 Growth Index, returned 16.34% over the same period.

The first half of the period was marked by volatility as the major U.S. stock market indices were nearly pushed into bear market territory after an almost 10-year bull-market run. Weaker macroeconomic data weighed on the market and stock market observers digested the implications of a divided government in the wake of the Democratic party’s success in capturing the House in the midterm election.

U.S. stocks rebounded sharply to post their best January performance in 30 years, registering an 8.0% return. Following the severe 4th quarter equity market sell-off, investors were focused on the U.S. Fed’s policy trajectory as well as the prospects for corporate earnings. After initially conveying an undeterred mission to normalize monetary policy by hiking its reference rate and pursuing an “autopilot” run-off of its balance sheet, the Fed moderated its guidance and professed to be “patient” and “data dependent,” which relieved equity market participants’ concerns of a more hawkish interest rate trajectory.

At the same time, global growth continued to falter, with Eurozone manufacturing numbers near a seven-month low and China’s industrial production posting the worst start to a year in nearly a decade. Despite the string of weak macro data, equity prices proved resilient, as many investors attributed first-quarter weakness to the residual effect of the 4Q18 government shutdown, poor weather, and the lingering impact of the U.S./China trade dispute.

Although fallout from the US/China trade war eroded investor sentiment during the second half of the year, President Trump’s decision to delay previously announced tariff increases appeared to boost the prospects for a potential resolution to the ongoing dispute. Furthermore, stock market participants’ concerns about a rising risk of recession were assuaged by other macro data pointing to a strong labor market, a resilient housing backdrop, a still healthy consumer, and the largest monthly gain in US industrial production in the past year.

Looking forward, we believe the equity market will be susceptible to increased volatility given that recession worries will ebb and flow as macroeconomic data points provide clues as to the trajectory of the economy. The possibility of further interest rate cuts by the Fed may provide support to equity prices, and any breakthrough in US/China trade negotiations in the coming weeks and months could serve to allay recession worries. As always, we continue to closely monitor bottom-up corporate fundamentals as we endeavor to identify the most compelling investment targets that meet our growth and valuation criteria.

Our two biggest stock contributors during the year were Lam Research Corp. and ServiceNow Inc., both of which are on the forefront of artificial intelligence technology. Lam Research is a leading semiconductor equipment manufacturer with strong exposure to the memory sector. In a rising data economy that is fueled by artificial intelligence applications and workloads, we believe there will be strong demand for memory solutions. Given its formidable position in this space, we expect Lam Research will be one of the key beneficiaries of this trend.

Lam Research saw positive stock momentum due to a more favorable supply-demand balance in the memory market. Lam Research benefits from upswings in the memory capex cycle and investors are beginning to believe that that memory capex recovery will take hold in 2020. In conversations with investors, management reiterated the view that supply growth in 2019 has been below long-term demand levels and the company’s tracking of pricing, utilization, and inventory metrics all point to a recovery in demand in 2020. Lam Research reported strong earnings results during the tail end of the reporting period,

3

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

beating analyst estimates and, further backing its optimistic commentary regarding the recovery of the NAND market. Management raised its outlook for wafer fabrication equipment as the capital expenditure cycle in the industry begins to ramp up. Management also spoke to positive trends emerging in the NAND flash market that should result in strong results in 2020.

ServiceNow, Inc. is an enterprise software company that provides automated workflow processes for its clients. While initial deployments were for managing information technology assets, the company is now seeing use cases expand to security, human resources, and customer service. ServiceNow recently launched a machine learning engine called Intelligent Automation Engine, which will be used to forecast outages, automate routing, predict outcomes, and benchmark performance for clients. In a ServiceNow survey, 86% of companies said that they will need increased automation in order to manage the volume of work that they expect to have in 2020.

ServiceNow continued to deliver strong share price appreciation following strong earnings results announced at the very end of January, which set up positive momentum throughout the period. During its earnings announcement, the company demonstrated impressive growth despite macroeconomic headwinds and delivered billings growth guidance that surpassed investor expectations for 2019. ServiceNow continues to deliver a strong combination of hyper growth with margin expansion.

Our biggest detractor in the period was Tesla Inc. In the first quarter of 2019, Tesla released a memo stating that it would reduce headcount at the company. The cost-cutting measure was a move to maintain profitability as the Model 3 production ramps up and average selling prices come down to an eventual $35,000 price point. Upon holding a press conference to announce the price cut to $35K and a seemingly more modest estimate of Model 3 demand (Musk referenced 500K units versus 700-800K a couple weeks prior), some investors took the news as negative data points as it relates to market demand. Tesla reported disappointing first quarter earnings in April, citing weaker deliveries, lower pricing, and lighter gross margins due to lack of operating leverage on fixed costs. While this fueled negative price momentum throughout the quarter, we would note that Tesla reaffirmed its full year guidance for 360,000 to 400,000 vehicle deliveries, which would imply a significant acceleration in the second half of 2019. Tesla also hosted an investor day during the month, in which it discussed operating a robo-taxi business over a proprietary autonomous network controlled by Tesla. Given the near-term cash flow headwinds the company was facing due to its international expansion and very aggressive autonomous driving programs, we sold shares in the company to fund opportunities that offer what we considered to be better risk/reward prospects.

We believe AI will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver behind improving productivity. AI very well could end the period of stagnant

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TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

productivity growth in the U.S. We believe that AI technology driven improvements to productivity could, similar to the 1990’s, drive corporations to invest in more capital and labor intensive projects, accelerating growth, improving profitability, and expanding equity valuations. We believe the trend towards AI-enhanced products is accelerating and we highlight recent developments as evidence:

•

AI Patents are Rapidly Growing. Patent filings for artificial intelligence technology have dramatically increased since 2013. More than half of all patents related to artificial intelligence have been filed since 2013. The top five applicants fueling the boom are IBM, Microsoft, Toshiba, Samsung, and NEC. The large increase in patents is an indication of how many new AI-based productions, applications, and techniques are expected to hit the market in the coming years. Nick Whigham. Global Patents Show How the AI Race Wants to Change Everything Around Us. news.com.au. February 1, 2019 (https://www.news.com.au/technology/innovation/design/patent-files-show-how-the-ai-race-is-changing-everything-around-us/news-story/5aec1f6a3a291b06cad53d26212e1aad)

•

Russia Raises $2 Billion for AI Investment. The Russian Direct Investment Fund raised $2 billion from foreign investors for the purposes of investing in domestic companies that focus on developing artificial intelligence. Thus far, between five to ten investments related to artificial intelligence are planned on an annual basis. Examples include Oncobox, which selects oncology treatments and develops functional prosthetics using AI, and VisionLabs, which develops face recognition technology. Russia Raises $2 Billion for Investment in Artificial Intelligence. The Moscow Times. May 31, 2019 (https://www.themoscowtimes.com/2019/05/31/russia-raises-2bln-for-investment-in-artificial-intelligence-a65824)

•

McDonald’s Acquires AI Speech Company. McDonald’s announced the acquisition of Apprente, which is an artificial intelligence company that will give McDonald’s the ability to understand speech at its drive-thru locations and self-order kiosks. McDonald’s believes that giving customers the ability to self-order via speech will cut down on service times. McDonald’s has been more aggressive in hiring data scientists and other tech experts, and is also more active in acquiring technology companies. Amelia Lucas. McDonald’s Acquires A.I. Company to Help Automate the Drive-Thru, Its Third Tech Deal This Year. CNBC. September 10, 2019 (https://www.cnbc.com/2019/09/10/mcdonalds-acquires-ai-company-trying-to-automate-the-drive-thru.html)

We continuously survey the artificial intelligence investment landscape by drawing upon our deep technical knowledge and fundamental research efforts. Our research effort seeks the most attractive opportunities in the AI ecosystem. We appreciate your confidence in and support of the TCW Global Artificial Intelligence Equity Fund.

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TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 8/31/2017)	13.60%	11.67%
Class N (Inception: 8/31/2017)	13.61%	11.63%
Russell 3000 Growth Index	16.34%	14.89%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

6

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2019, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 10.46% for the I Class and 10.16% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg Barclay Capital U.S. Aggregate Bond Index returned 13.07% over the same time period.

The Fund posted positive returns over the past year with a positive contributions coming from U.S. equities. The strongest returns came from TCW New America Premier Equities Fund (13.5% allocation) and TCW Global Real Estate Fund (6.4% allocation), with both funds up over 20% over the past year outpacing the S&P 500 Index. At the asset allocation level, the decision to over overweight large cap U.S. equities helped relative performance.

As of October, the allocation for the Fund was 40% equities and 60% fixed income. This gives the Fund a neutral weight to both equities and fixed income as compared to its blended index. Over the past 12 months, the Fund has slightly changed the allocation to Fixed Income. Within Fixed Income, the allocation has been weighted towards higher grade and mortgage-backed fixed income securities. The Fund increased its allocation to TCW Total Return Bond Fund over the past year. Within equites, the fund continued to allocate more to less volatile and defensive equities. The allocation to TCW New America Premier Equities Fund was increased. An allocation to the TCW Global Real Estate Fund was initiated in the early part of the year and was a strong contributor to returns.

U.S. stocks registered strong gains over the past year ending Oct 2019. Equity market performance throughout the year has been marked by volatility as trade war worries intensified and soft macroeconomic data weighed on the market. Equity market investors saw their investments buoyed by the well-telegraphed expectation that the Fed would cut its benchmark interest rate for the first time since 2008, in response to slower macroeconomic growth and tame inflation. Equity prices were further supported by expectations of continued monetary policy easing by the Fed, which at its September meeting lowered its Fed Funds effective rate by 25 basis points to a range of 1.75% - 2.0%. Importantly, Fed Chair Powell noted that additional quantitative easing would be possible should it be needed.

Looking forward, we believe that successful implementation of a US/China trade war “truce” — no matter how limited its scope — would be supportive of the equity markets if only by virtue of its effective impact of forestalling an escalation of a trade dispute which has unequivocally dampened US economic growth. We are of course mindful that the US stock market’s strong advance this year to an all-time high presents risks of its own, particularly given the fact that the vast majority of the gains have been fueled by increased risk appetite and multiple expansion rather than by strong corporate earnings growth. With the US Fed now appearing to be clearly on the sidelines, we believe that the stock market’s trajectory from here will be largely dictated by the extent to which the US and global economies see improved growth, and whether said growth translates into stronger corporate earnings. With US stocks presently trading at a price-to-earnings multiple of 17.5 times forward earnings — compared to an average of 13.9 times over the past five decades — we note that the market remains susceptible to a spike in volatility should the economy show renewed signs of weakness or if trade negotiations get derailed.

Equities and bonds continue to send diverging signals. Though difficult to identify a catalyst to higher growth, which would justify current equity and credit market valuations, the list of downside risks to the market and global economy has grown substantially. Consumer spending has thus far mitigated the manufacturing slowdown, though we believe heightened uncertainty will likely dampen risk appetite and contribute to a broader deleveraging across markets.

7

TCW Conservative Allocation Fund

Management Discussions (Continued)

Unresolved trade tensions, weakening growth, and rising geopolitical risks lifted the global economic policy uncertainty index to record highs during the third calendar quarter of 2019, surpassing peak episodes last seen during the 2008 financial crisis. With estimates of recession probabilities over the next year rising by some measures to as high as 50%, this level of uncertainty could easily translate into further declines in business confidence and investment despite the Fed’s recent efforts to bolster growth. U.S. Treasuries were particularly affected as 10-Year Treasury yields fell over 60 bps on global growth fears, touching as low as 1.4% before rebounding by over 40 bps in September, in what was the largest weekly rise in six years.

The global economy continued to slow with the Organisation for Economic Co-operation and Development (OECD) cutting its 2019 growth forecast to 2.9%, the slowest annual pace since the financial crisis. Contributing to the downgrade was notable slowing in the U.S., China, and Germany. Weak incoming data from business surveys and investment spending underpin these projections. In particular, manufacturing Purchasing Managers’ Indexes (PMIs) indicate that the global economy has dipped into a manufacturing recession, with nearly 70% of economies reporting a decline this quarter.

8

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	10.46%	5.83%	4.41%	6.19%	5.22%
Class N (Inception: 11/16/2006)	10.16%	5.42%	3.96%	5.84%	4.94%
40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index	13.07%	8.02%	6.40%	7.84%	6.24%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on redemption of fund shares.

9

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2019, the TCW Global Real Estate Fund (the “Fund”) generated returns of 23.17% and 22.99% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a positive return of 23.07% over the same period.

On an attribution basis, the Fund’s in-line performance relative to its benchmark during the period was the result of good stock selection and sector allocation offset by excess cash. From a relative standpoint, the Fund’s largest sector overweight was in Industrial REITs (average weight of 19.67% and up 35.74% for the Fund vs. average weight of 11.16% and up 39.30% for the index), which benefitted performance. The Fund’s largest sector underweight was in Diversified REITs (average weight of 2.80% and up 10.60% for the Fund vs. average weight of 13.92% and up 29.73% for the index), which hurt performance. From a stock selection perspective, positive contributors included Equinix (EQIX) and Goodman Group (GMG AU). Conversely, notable detractors from performance included Deutsche Wohnen (DWNI GR) and Simon Property Group (SPG). Cash was also a drag to performance of around 0.45%.

As US markets closed 2018 with significant volatility and a pronounced sell off in equity markets, by contrast 2019 produced a strong recovery with the S&P 500 advancing 14% from October 31, 2018 to October 31, 2019. Fears of the Federal Reserve rate increases were quickly put to rest early in the year and turned from policy tightening to more accommodation as the global economy showed mounting signs of weakness. The US/China trade war, while not yet resolved, has increasingly been viewed as a potential catalyst for potential upward momentum in an otherwise stalled economy. It still remains unclear to us why markets have responded to softening conditions with such strong performance, but the most likely explanation may just be that US equity markets are still the best asset class to own in a world of low rates and arguably inflated valuations.

While REIT indices underperformed in both 2017 and 2018, they recovered in 2019. Part of this reflation was due to a collapse in rates as the 10 year treasury yield peaked in 2018 above 3.0% and bottomed as low as 1.5% in 2019. Accordingly, many bond proxy like assets found a strong bid in the year as valuations spreads tightened relative to fixed income securities. Because a large fraction of the gains in the year have come from multiple expansion rather than organic earnings or cash flow growth, we have become more concerned that risk is not being properly accounted for in certain sectors.

Our strategy for navigating the current environment is to continue our focus on process and portfolio construction. We source most of our holdings from two separate pools. The first is in underappreciated undervalued companies that could benefit from a change in sentiment. The issues these businesses face are typically transitory and the discount is largely unfounded when viewed on a longer time horizon. The second set of companies that make up the bulk of our portfolio is in the best franchises with high barriers to entry and strong cash flow generation. These companies may also have an ability to invest capital at high rates of return and typically will compound capital at a pace that exceeds that of their peers. The Fund’s portfolio is currently more heavily weighted towards these types of high quality companies. We believe taking risks by owning lower quality businesses at relatively attractive valuations is the wrong approach at this juncture. While our strategy produced adequate returns in absolute terms over the past year, we recognize that relative returns have been lackluster. We believe that a broader market sell off may be an opportunity for the Fund to outperform from a relative standpoint by avoiding losses as well as finding better entry points on more value oriented names.

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TCW Global Real Estate Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 11/28/2014)	23.17%	8.46%	5.01%
Class N (Inception: 11/28/2014)	22.99%	8.38%	4.96%
S&P Global REIT Index	23.07%	9.72%	7.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

11

TCW New America Premier Equities Fund

Management Discussions

For the fiscal year that ended October 31, 2019, the TCW New America Premier Equities Fund (the “Fund”) returned 26.79% and 26.60% on the I Class and N Class shares, respectively. The Fund’s benchmark, the Russell 1000 Index, returned 14.15% over the same period.

The Fund’s performance benefited from investments in Transdigm, The Trade Desk Inc. and Constellation Software. The Fund’s performance was negatively impacted by investments in Transunion LLC, Broadcom Corporation and Chase Corporation. Security selection was the primary driver of the Fund’s performance during the year.

As we have indicated in the past we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk adjusted cash flow steam is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control. Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary ESG quantitative framework to identify better managed businesses that have lower quantifiable and unquantifiable risks. Subsequently we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency. It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottom-up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left tail outcome in any given year. It is our view that if we can consistently deliver above average risk adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with

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TCW New America Premier Equities Fund

Management Discussions (Continued)

a heterogeneous workforce nor does it assess the competence, quality and engagement level of a company’s board of directors. Our investment framework not only pays close attention to these issues, we quantify, score, and rank companies and exclude businesses based on these risk factors. While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes. What we do seek, however, are stable businesses that have dominant market positions, and whose long term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate. The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

Thank you for joining us as fellow shareholders in the TCW New America Premier Equities Fund. We will continue to work hard to justify your confidence in us.

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TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 1/29/2016)	26.79%	24.74%	23.09%
Class N (Inception: 1/29/2016)	26.60%	24.68%	23.04%
Russell 1000 Index	14.15%	14.73%	15.01%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

14

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2019, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of 11.27% and 11.02% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.21% over the same period.

Market Outlook

The Federal Reserve cut rates for the third time in 2019 in October (reversing all of the hikes conducted in 2018) to “provide some insurance against ongoing risks.” Fed Chair Jerome Powell stated “there’s plenty of risk left” but also added that some of the obstacles have eased. It appears as if the Fed is “on pause” with Mr. Powell adding that rate hikes were unlikely in the near future unless inflation moves higher.

The U.S. economy and markets remain attractive. The first reading (advance estimate) for 3Q:19 U.S. GDP came in at 1.9% (2.0% year-over-year) reflecting strong personal consumption and single family housing expenditures which offset declines in nonresidential fixed and private inventory investments. The October jobs report surprised to the upside with nonfarm payrolls rising by 128,000, far better than estimates for 75,000 gains (even accounting for the GM auto strike), and was buttressed by noticeable upward revisions in the prior two months’ figures. With nearly all S&P 500 companies reporting, 3Q:19 corporate earnings have come in better than expected; Earnings are currently flat to slightly positive year-over-year versus expectations of -2% to -3%, with revenue growth of ~4% year-over-year. The third quarter is likely to be the trough in this mid-cycle correction as earnings are estimated to be up slightly in 4Q:19, mid-single digits in each of the first two quarters of 2020, and accelerating into double-digits in the third and fourth quarters. While the Trump impeachment process creates headlines, thus far the proceedings and findings have not had much market impact. For reference, markets movements during the two most recent impeachment inquiries (Richard Nixon; down and Bill Clinton; up) were much more dependent on underlying economic growth.

The risk of a U.S. recession has subsided. Indeed, with the solid jobs report, a resilient U.S. consumer, and a “cease-fire” for the October and December Chinese tariffs, recession fears have faded. Additionally, the 2-10 U.S. Treasury positive yield spread has grown to ~25 bps, and despite contracting for the last three months, there was an uptick in the U.S. ISM Manufacturing Purchasing Managers Index (PMI) report for October. While not in evidence, the classic recessionary causes, such as an overheated economy, earnings recession, runaway inflation, and financial imbalances must be monitored vigilantly.

We believe the U.S. is still the best place to invest given exports of goods and services only account for approximately 12% of GDP. While tariffs are painful and literally counterproductive, the U.S., in general, is a self-sustaining economy. Due in part to trade tensions, global growth concerns remain with China’s official GDP slowing to 6.0% in 3Q:19 and the Eurozone’s largest economy Germany teetering on recession while the UK/Brexit situation remains thorny with a deadline being extended again, now to January 31, 2020, and a UK general election has been called for December 12. Argentina facing a deepening economic crisis, Hong Kong protests, Iran, and Syria are each dampening business confidence. To combat the slowdown, a massive global easing cycle has gained traction with the U.S., Chinese, European, New Zealand, Thailand, Indian, Australian, and most recently Japanese central banks all now in stimulus mode. The transmission mechanisms for central bank easing tend to lag by six to nine months thus positive evidence of their efforts should be felt by year end and into the first half of 2020.

15

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

There have been many times when the macro has overwhelmed the micro company specific fundamentals, but the “truth will out.” Companies, when faced with adversity, tend to undertake cost cutting and restructuring, and reinvest in the people and technology to stay relevant and competitive. Historically, extreme growth valuation levels have reversed with value sizably outperforming growth over multiple years. The dilemma investors face is whether 1) they should continue to “ride” momentum and the S&P 500 (which are showing signs of fatigue), or 2) consider value stocks as “insurance” with attractive valuations that have been overlooked and oversold as a result of the growth decade. While an allocation to value has been an “insurance” policy over the last few years, we believe strongly it should now be part of an investors’ offensive lineup. As value investors, it is imperative to stick to the fundamentals (cash flow, earnings, and company specific catalysts) and those companies with the balance sheets and management teams to prevail over time. Stocks trading at attractive valuations, with ample long-term growth prospects, should ultimately win investor favor. Finally, prudent investors should maintain diversification in both styles to avoid chasing potential seismic changes as well as curtail risk and be in the position to gain throughout economic cycles which should smooth returns over time.

The Fund remains attractively valued versus both the S&P 500 and the Russell 1000 Value with higher growth potential than the Value Index underscoring the “Search for Value Poised for Growth” Relative Value investment philosophy.

Fund Review

Over the course of the one-year period ending October 31, 2019, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks returning 26.3%, on average, led by Cypress Semiconductor, Johnson Controls, AT&T, Intercontinental Exchange, and Maxim Integrated Products. The Fund’s Consumer Staples names were the best relative performers returning 33.2% versus the group gain of 12.2% led by Procter & Gamble and PepsiCo. Due largely to Cypress Semiconductor and aided and abetted by Seagate Technology and Maxim Integrated Products, the Fund’s Information Technology names outperformed 28.7% versus 22.9% while its Health Care and Communication Services holdings also performed admirably led by Royal Philips, Merck, AT&T, and Comcast. The portfolio’s Energy names outperformed -6.4% versus -12.5%, the only group not to be in the positive for the period. Homebuilder Lennar in the Consumer Discretionary space was additive on an absolute and relative basis. On the downside, holdings in the portfolio’s second smallest sector weight, Materials, were the biggest detractors declining -13.8% below the group rise of 7.4% with disappointing results from Freeport-McMoRan and DuPont. Largely due to Textron and secondly nVent, the portfolio’s Industrials names underperformed their peers 9.8% versus 17.1%; top ten holding Johnson Controls was one notable Industrial contributor offsetting some of the loss. Other detractors included Tapestry in the Consumer Discretionary space and Energy holdings Schlumberger and Baker Hughes. The Fund also lost value due to its overweight in Energy and underweight in Real Estate; offsetting some of this loss was the notable contribution from the overweight in Information Technology.

16

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 10/29/2004)	11.27%	7.58%	5.52%	11.26%	6.95%	10.14%
Class N (Inception: 09/19/1986)	11.02%	7.34%	5.27%	10.95%	8.89%	7.80%
Russell 1000 Value Index	11.21%	10.51%	7.61%	11.96%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

17

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2019, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of 8.13% and 7.92% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.21% over the same period.

Market Outlook

The Federal Reserve cut rates for the third time in 2019 in October (reversing all of the hikes conducted in 2018) to “provide some insurance against ongoing risks.” Fed Chair Jerome Powell stated “there’s plenty of risk left” but also added that some of the obstacles have eased. It appears as if the Fed is “on pause” with Mr. Powell adding that rate hikes were unlikely in the near future unless inflation moves higher.

The U.S. economy and markets remain attractive. The first reading (advance estimate) for 3Q:19 U.S. GDP came in at 1.9% (2.0% year-over-year) reflecting strong personal consumption and single family housing expenditures which offset declines in nonresidential fixed and private inventory investments. The October jobs report surprised to the upside with nonfarm payrolls rising by 128,000, far better than estimates for 75,000 gains (even accounting for the GM auto strike), and was buttressed by noticeable upward revisions in the prior two months’ figures. With nearly all S&P 500 companies reporting, 3Q:19 corporate earnings have come in better than expected; Earnings are currently flat to slightly positive year-over-year versus expectations of -2% to -3%, with revenue growth of ~4% year-over-year. The third quarter is likely to be the trough in this mid-cycle correction as earnings are estimated to be up slightly in 4Q:19, mid-single digits in each of the first two quarters of 2020, and accelerating into double-digits in the third and fourth quarters. While the Trump impeachment process creates headlines, thus far the proceedings and findings have not had much market impact. For reference, markets movements during the two most recent impeachment inquiries (Richard Nixon; down and Bill Clinton; up) were much more dependent on underlying economic growth.

The risk of a U.S. recession has subsided. Indeed, with the solid jobs report, a resilient U.S. consumer, and a “cease-fire” for the October and December Chinese tariffs, recession fears have faded. Additionally, the 2-10 U.S. Treasury positive yield spread has grown to ~25 bps, and despite contracting for the last three months, there was an uptick in the U.S. ISM Manufacturing Purchasing Managers Index (PMI) report for October. While not in evidence, the classic recessionary causes, such as an overheated economy, earnings recession, runaway inflation, and financial imbalances must be monitored vigilantly.

We believe the U.S. is still the best place to invest given exports of goods and services only account for approximately 12% of GDP. While tariffs are painful and literally counterproductive, the U.S., in general, is a self-sustaining economy. Due in part to trade tensions, global growth concerns remain with China’s official GDP slowing to 6.0% in 3Q:19, the Eurozone’s largest economy Germany teetering on recession, while the UK/Brexit situation remains thorny with a deadline being extended again, now to January 31, 2020, and a UK general election has been called for December 12. Argentina facing a deepening economic crisis, Hong Kong protests, Iran, and Syria are each dampening business confidence. To combat the slowdown, a massive global easing cycle has gained traction with the U.S., Chinese, European, New Zealand, Thailand, Indian, Australian, and most recently Japanese central banks all now in stimulus mode. The transmission mechanisms for central bank easing tend to lag by six to nine months thus positive evidence of their efforts should be felt by year end and into the first half of 2020.

There have been many times when the macro has overwhelmed the micro company specific fundamentals, but the “truth will out.” Companies, when faced with adversity, tend to undertake cost cutting and

18

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

restructuring, and reinvest in the people and technology to stay relevant and competitive. Historically, extreme growth valuation levels have reversed with value sizably outperforming growth over multiple years. The dilemma investors face is whether 1) they should continue to “ride” momentum and the S&P 500 (which are showing signs of fatigue), or 2) consider value stocks as “insurance” with attractive valuations that have been overlooked and oversold as a result of the growth decade. While an allocation to value has been an “insurance” policy over the last few years, we believe strongly it should now be part of an investors’ offensive lineup. As value investors, it is imperative to stick to the fundamentals (cash flow, earnings, and company specific catalysts) and those companies with the balance sheets and management teams to prevail over time. Stocks trading at attractive valuations, with ample long-term growth prospects, should ultimately win investor favor. Finally, prudent investors should maintain diversification in both styles to avoid chasing potential seismic changes as well as curtail risk and be in the position to gain throughout economic cycles which should smooth returns over time.

The Fund remains attractively valued versus both the S&P 500 and the Russell 1000 Value with higher growth potential than the Value Index underscoring the “Search for Value Poised for Growth” Relative Value investment philosophy.

Fund Review

Most of the Fund’s underperformance over the one-year period ending October 31, 2019 occurred in the last two months of calendar year 2018. With high dividend yield a most significant factor in 4Q:18 (per Barra Analytics’ thirteen risk indices), the RVLC strategy had a difficult quarter. Usually a long-term positive, the strategy’s diversified portfolio structure was hampered by economically sensitive companies and industries being negatively impacted by President Trump’s trade war along with the rotation to U.S. domestic, high dividend oriented sectors. Equity markets were jilted once again in May and August amid heightened concerns over trade between U.S. and China.

Over the course of the one-year period ending October 31, 2019, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks returning 24.7%, on average, led by Cypress Semiconductor, Intercontinental Exchange, Comcast, and JPMorgan Chase. The Fund’s Information Technology names were the best relative performers returning 28.2% versus the group gain of 22.9% led in large part to Cypress Semiconductor and secondly First Data. With strong returns from Procter & Gamble and PepsiCo, the portfolio’s Consumer Staples names returned 27.3% besting their peers’ rise of 12.2% while Intercontinental Exchange and Hartford Financial Services led to the outperformance in Financials. Lastly, the portfolio’s Energy names outperformed -6.7% versus -12.5%, the only group not to be in the positive for the period. Other positive performers included Lennar and Johnson Controls. On the downside, the portfolio’s Industrials names were the biggest detractors gaining 0.2% below the group rise of 17.1% with disappointing results from Fluor, Textron, and Terex; after a fundamental review Fluor was completely sold. With Health Care coming under some pressure due to the potential of a Warren/Sanders presidency and prospect of “Medicare for All”, the portfolio’s holdings in the sector underperformed their peers -0.6% versus 8.0% due to managed care companies Centene and Molina Healthcare along with pharmaceutical companies Amneal Pharmaceuticals and Gilead which struggled as these companies face potential drug pricing challenges. The portfolio’s Materials stocks also detracted returning -14.6% versus 7.4% with Freeport-McMoRan being the biggest factor. Other notable detractors included Tapestry and Baker Hughes.

19

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 12/31/2003)	8.13%	7.64%	5.16%	10.54%	7.12%	7.20%
Class N (Inception: 12/31/1997)	7.92%	7.40%	4.92%	10.28%	6.13%	7.86%
Russell 1000 Value Index	11.21%	10.51%	7.61%	11.96%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

20

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2019, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of 3.18% and 3.12% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 10.08% over the same period. Calendar year-to-date through October 31, the Fund’s I Class and N Class shares have returned 18.25% and 18.14% versus the benchmark gain of 20.11%.

Market Outlook

The Federal Reserve cut rates for the third time in 2019 in October (reversing all of the hikes conducted in 2018) to “provide some insurance against ongoing risks.” Fed Chair Jerome Powell stated “there’s plenty of risk left” but also added that some of the obstacles have eased. It appears as if the Fed is “on pause” with Mr. Powell adding that rate hikes were unlikely in the near future unless inflation moves higher.

The U.S. economy and markets remain attractive. The first reading (advance estimate) for 3Q:19 U.S. GDP came in at 1.9% (2.0% year-over-year) reflecting strong personal consumption and single family housing expenditures which offset declines in nonresidential fixed and private inventory investments. The October jobs report surprised to the upside with nonfarm payrolls rising by 128,000, far better than estimates for 75,000 gains (even accounting for the GM auto strike), and was buttressed by noticeable upward revisions in the prior two months’ figures. With nearly all Russell Midcap companies reporting, despite being negative, 3Q:19 corporate earnings have come in better than expected; Earnings are currently -8% to -9% with revenue growth of 2-3% year-over-year, providing an unbiased view of underlying economic strength. The third quarter is likely to be the trough in this mid-cycle correction as earnings are estimated to be up high single-digits in 4Q:19, maintain that pace through the first half of 2020, and accelerating into double-digits in the third and fourth quarters. While the Trump impeachment process creates headlines, thus far the proceedings and findings have not had much market impact. For reference, markets movements during the two most recent impeachment inquiries (Richard Nixon; down and Bill Clinton; up) were much more dependent on underlying economic growth.

The risk of a U.S. recession has subsided. Indeed, with the solid jobs report, a resilient U.S. consumer, and a “cease-fire” for the October and December Chinese tariffs, recession fears have faded. Additionally, the 2-10 U.S. Treasury positive yield spread has grown to ~25 bps, and despite contracting for the last three months, there was an uptick in the U.S. ISM Manufacturing Purchasing Managers Index (PMI) report for October. While not in evidence, the classic recessionary causes, such as an overheated economy, earnings recession, runaway inflation, and financial imbalances must be monitored vigilantly.

We believe the U.S., and especially mid cap stocks, are the best place to invest given exports of goods and services only account for approximately 12% of GDP. While tariffs are painful and literally counterproductive, the U.S., in general, is a self-sustaining economy. Due in part to trade tensions, global growth concerns remain with China’s official GDP slowing to 6.0% in 3Q:19 and the Eurozone’s largest economy Germany teetering on recession while the UK/Brexit situation remains thorny with a deadline being extended again, now to January 31, 2020, and a UK general election has been called for December 12. Argentina facing a deepening economic crisis, Hong Kong protests, Iran, and Syria are each dampening business confidence. To combat the slowdown, a massive global easing cycle has gained traction with the U.S., Chinese, European, New Zealand, Thailand, Indian, Australian, and most recently Japanese central banks all now in stimulus mode. The transmission mechanisms for central bank easing tend to lag by six to nine months thus positive evidence of their efforts should be felt by year end and at least into the first half of 2020.

21

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

There have been many times when the macro has overwhelmed the micro company specific fundamentals, but the “truth will out.” Companies, when faced with adversity, tend to undertake cost cutting and restructuring, and reinvest in the people and technology to stay relevant and competitive. In addition, historically, extreme growth valuation levels should reverse with value primed to outperform growth over the next few years. The dilemma investors face is whether 1) they should continue to “ride” momentum or 2) consider mid cap value stocks as “insurance” with attractive valuations that have been overlooked and oversold. While an allocation to mid cap value has been an “insurance” policy over the last few years, we believe strongly it should now be part of an investors’ offensive lineup. Furthermore, mid cap stocks present a compelling investment case as they have outperformed their large cap brethren by over 300 basis points on an annualized basis over the last 20 years (as measured by Russell Midcap and S&P 500 indices) ending October 2019. As value investors, it is imperative to stick to the fundamentals (cash flow, earnings, and company specific catalysts) and those companies with the balance sheets and management teams to prevail over time. Stocks trading at attractive valuations, with ample long-term growth prospects, should ultimately win investor favor. Finally, prudent investors should maintain diversification to curtail risk and be in the position to gain throughout economic cycles which should smooth returns over time.

The Fund remains attractively valued versus the Russell Midcap Value Index and has higher growth potential underscoring the “Search for Value Poised for Growth” Relative Value investment philosophy.

Fund Review

A notable portion of the Fund’s underperformance over the one-year period ending October 31, 2019 occurred in the last two months of calendar year 2018. With the highest quintile dividend yields the most significant alpha contributor in 4Q:18 (per Barra Analytics’ thirteen risk indices), the RVMC strategy’s emphasis on five conservative valuation factors (including but not exclusively dividend yield) led to a difficult quarter. Usually a long-term positive, the strategy’s diversified portfolio structure was hampered by economically sensitive companies and industries being negatively impacted by President Trump’s trade war. Over the course of the one-year period ending October 31, 2019, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and both benchmarks returning 24.3%, on average, led by Cypress Semiconductor, KB Home, and Jacobs Engineering. The Fund’s Information Technology names were the best relative performers returning 49.0% versus the group gain of 17.7% led in large part to Cypress Semiconductor and secondly First Data. With strong returns from homebuilders KB Home, Lennar, and Beazer Homes, the portfolio’s Consumer Discretionary names returned 21.4% besting their peers’ rise of 6.2% while AES led to the outperformance in Utilities. Other positive performers included Santander Consumer USA and Mid-America Apartment Communities in Financials and Real Estate, respectively. On the downside, the portfolio’s Industrials names were the biggest detractors gaining 2.7%, below the group rise of 21.2% with disappointing results from Manitowoc, Textron, and Fluor; after a fundamental review Fluor was completely sold. With Health Care coming under some pressure due to the potential of a Warren/Sanders presidency and prospect of “Medicare for All”, the portfolio’s holdings in the sector underperformed their peers -17.6% versus 4.4% due to managed care companies Centene and Molina Healthcare, behavior care company Acadia Healthcare, and Amneal Pharmaceuticals. Centene and Molina were both reduced and Amneal completely sold on fundamental reviews. The portfolio’s Financials stocks also detracted with their flat return underperforming the group gain of 11.1% with Umpqua Holdings, Comerica, Synovus Financial, and E*Trade the biggest factors; all four were reduced or sold. Other notable detractors included Tapestry, Newpark Resources, and ConAgra.

22

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/01/1996)	3.18%	7.96%	4.45%	10.34%	9.70	%(2)	10.25%
Class N (Inception: 10/31/2000)	3.12%	7.82%	4.27%	10.08%	7.27%		9.59%
Russell Midcap Value Index	10.08%	8.90%	6.95%	12.90%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

23

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2019, the TCW Select Equities Fund (the “Fund”) posted a return of 18.98% and 18.74% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 17.10% over the same period.

Fiscal 2019 was marked by increased volatility and a Federal Reserve intent on monetary intervention to extend the longest economic expansion on record. Despite breakeven inflation expectations dropping, financial conditions tightening and the U.S. Treasury 2-10 yield curve flattening, the Fed elected to raise rates in December 2018 (ninth hike since 2015), bringing the target rate for the Fed Funds rate to 2.25%-2.50%. The S&P 500 finished the month down 9% and finished calendar year 2018 -4.4%, the first negative total return year for the S&P 500 since 2008. In January 2019, the Fed abruptly pivoted with Chairman Powell noting that “we can afford to be patient.” By April, the S&P 500 was back to new all-time highs on the heels of a more dovish Fed and a better than expected 1Q19 real GDP report (+3.2%). The unemployment rate remained low (3.8%) and the bond market began to price in rate cuts for the remainder of 2019. The ongoing US-China trade war remained an overhang throughout the year, but thanks in part to an accommodative Fed (three 1/4 point cuts in 2019), the S&P 500 finished fiscal 2019 near an all-time high. Investor focus now turns to whether a long-awaited trade deal will be struck in front of an important 2020 election cycle.

Net of expenses, the Fund outperformed for the year primarily as a result of positive security selection results. Our biggest stock contributors during the year came from the real estate and information technology sectors. Shares of American Tower Corporation (AMT) rallied due to a string of solid earnings reports, as well as news that the company signed a new master lease agreement with AT&T that we believe may streamline wireless network deployments on AMT’s U.S. sites and accelerate AT&T’s deployment of FirstNet and 5G. Mobile data usage continues to increase at a rapid pace, and we believe AMT is uniquely positioned to benefit as carriers roll out 5G and continue to densify their 4G networks. We believe AMT is one of the key beneficiaries of global mobile data growth and we remain bullish on shares give the company’s scale, global footprint and recurring revenue streams. Shares of ServiceNow, Inc. (NOW) moved higher after several earnings reports that included both operating margin as well as TAM (Total Addressable Market) expansion. We believe NOW is a disruptive share gainer with a unique platform that automates workflow processes across several corners of a business enterprise and we remain constructive on shares.

Our biggest stock detractors during the year came from the energy and consumer discretionary sectors. Shares of Concho Resources Inc. (CXO) underperformed due to a value-destroying acquisition as well as a broader energy sector downward rerating. We exited our position earlier in the fiscal year. Shares of ULTA Beauty, Inc. (ULTA) declined after 2Q19 earnings results missed consensus estimates and the company lowered full year EPS guidance due to an abrupt cosmetics sales slowdown in July and August 2019. We believe ULTA is still gaining share in cosmetics, its non-cosmetic business is still comping double-digits and ecommerce is still growing greater than 20% year-over-year but recent trends are a concern given the relative strength of the U.S. consumer. As such, we have placed shares under review.

24

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	18.98%	18.58%	12.52%	14.31%	10.42	%(2)	9.73%
Class N (Inception: 2/26/1999)	18.74%	18.33%	12.26%	14.00%	6.92%		6.04%
Russell 1000 Growth Index	17.10%	18.92%	13.43%	15.41%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

25

TCW Artificial Intelligence Equity Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 99.7% of Net Assets

Application Software — 16.2%

Adobe, Inc. (1)	397	$110,338

Alteryx, Inc. (1)	184	16,836

Anaplan, Inc. (1)	837	39,506

Autodesk, Inc. (1)	688	101,384

Salesforce.com, Inc. (1)	968	151,482

Splunk, Inc. (1)	795	95,368

Trade Desk, Inc. (The) (1)	301	60,441

Workday, Inc. (1)	374	60,648

		636,003

Auto Parts & Equipment — 1.0%

Aptiv PLC	415	37,163

Cable & Satellite — 6.6%

Altice USA, Inc. (1)	2,721	84,215

Charter Communications, Inc. (1)	228	106,672

Comcast Corp.	1,527	68,440

		259,327

Communications Equipment — 2.7%

Palo Alto Networks, Inc. (1)	469	106,646

Data Processing & Outsourced Services — 6.2%

Mastercard, Inc.	319	88,302

Square, Inc. (1)	1,094	67,205

Visa, Inc.	498	89,072

		244,579

Health Care Equipment — 3.2%

IDEXX Laboratories, Inc. (1)	262	74,673

Intuitive Surgical, Inc. (1)	92	50,871

		125,544

Home Entertainment Software — 3.8%

Activision Blizzard, Inc.	1,613	90,376

Electronic Arts, Inc. (1)	606	58,419

		148,795

Internet & Direct Marketing Retail — 4.4%

Amazon.com, Inc. (1)	78	138,579

Revolve Group, Inc. (1)	1,705	35,396

		173,975

Internet Services & Infrastructure — 10.9%

Alibaba Group Holding, Ltd. (SP ADR) (1)	515	90,985

Alphabet, Inc. (1)	97	122,104

Facebook, Inc. (1)	723	138,563

Tencent Holdings, Ltd. (SP ADR) (China)	1,918	77,679

		429,331

Issues	Shares	Value

IT Consulting & Other Services — 4.1%

Accenture PLC	368	$68,235

EPAM Systems, Inc. (1)	522	91,851

		160,086

Semiconductor Equipment — 12.6%

Analog Devices, Inc.	726	77,413

ASML Holding NV (Netherlands)	617	161,636

Lam Research Corp.	544	147,446

Texas Instruments, Inc.	457	53,921

Xilinx, Inc.	578	52,448

		492,864

Semiconductors — 12.2%

Broadcom, Inc.	206	60,327

Intel Corp.	1,594	90,109

Micron Technology, Inc. (1)	2,818	133,996

NVIDIA Corp.	393	79,001

QUALCOMM, Inc.	1,429	114,948

		478,381

Specialized REITs — 5.2%

American Tower Corp.	506	110,349

Equinix, Inc.	166	94,085

		204,434

Systems Software — 7.8%

Microsoft Corp.	1,136	162,868

ServiceNow, Inc. (1)	587	145,142

		308,010

Technology Hardware, Storage & Peripherals — 1.7%

Western Digital Corp.	1,323	68,333

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. (1)	521	43,066

Total Common Stock

(Cost: $3,415,661)		3,916,537

MONEY MARKET INVESTMENTS — 2.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	100,121	100,121

Total Money Market Investments

(Cost: $100,121)		100,121

Total Investments (102.2%)

(Cost: $3,515,782)		4,016,658

Liabilities in Excess of Other Assets (-2.2%)		(87,363)

Net Assets (100.0%)		$3,929,295

See accompanying notes to financial statements.

26

TCW Artificial Intelligence Equity Fund

October 31, 2019

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.
REIT	Real Estate Investment Trust.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.

See accompanying notes to financial statements.

27

TCW Artificial Intelligence Equity Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Application Software	16.2%
Auto Parts & Equipment	1.0
Cable & Satellite	6.6
Communications Equipment	2.7
Data Processing & Outsourced Services	6.2
Health Care Equipment	3.2
Home Entertainment Software	3.8
Internet & Direct Marketing Retail	4.4
Internet Services & Infrastructure	10.9
IT Consulting & Other Services	4.1
Semiconductor Equipment	12.6
Semiconductors	12.2
Specialized REITs	5.2
Systems Software	7.8
Technology Hardware, Storage & Peripherals	1.7
Wireless Telecommunication Services	1.1
Money Market Investments	2.5

Total	102.2%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Application Software	$636,003	$—	$—	$636,003
Auto Parts & Equipment	37,163	—	—	37,163
Cable & Satellite	259,327	—	—	259,327
Communications Equipment	106,646	—	—	106,646
Data Processing & Outsourced Services	244,579	—	—	244,579
Health Care Equipment	125,544	—	—	125,544
Home Entertainment Software	148,795	—	—	148,795
Internet & Direct Marketing Retail	173,975	—	—	173,975
Internet Services & Infrastructure	429,331	—	—	429,331
IT Consulting & Other Services	160,086	—	—	160,086
Semiconductor Equipment	492,864	—	—	492,864
Semiconductors	478,381	—	—	478,381
Specialized REITs	204,434	—	—	204,434
Systems Software	308,010	—	—	308,010
Technology Hardware, Storage & Peripherals	68,333	—	—	68,333
Wireless Telecommunication Services	43,066	—	—	43,066

Total Common Stock	3,916,537	—	—	3,916,537

Money Market Investments	100,121	—	—	100,121

Total Investments	$4,016,658	$—	$—	$4,016,658

See accompanying notes to financial statements.

28

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

EXCHANGE-TRADED FUNDS — 2.5% of Net Assets

iShares MSCI EAFE Index Fund	11,160	$752,407

Total Exchange-Traded Funds

(Cost: $725,446)		752,407

INVESTMENT COMPANIES — 96.8%

Diversified Equity Funds — 37.1%

TCW Global Real Estate Fund — I Class (1)	171,115	1,909,641

TCW New America Premier Equities Fund — I Class (1)	198,279	4,033,000

TCW Relative Value Large Cap Fund — I Class (1)	110,882	2,072,391

TCW Relative Value Mid Cap Fund — I Class (1)	14,579	307,040

TCW Select Equities Fund — I Class (1)	100,202	2,769,588

		11,091,660

Diversified Fixed Income Funds — 59.7%

Metropolitan West Low Duration Bond Fund — I Class (1)	255,276	2,241,323

Metropolitan West Total Return Bond Fund — I Class (1)	306,210	3,392,808

Metropolitan West Unconstrained Bond Fund — I Class (1)	508,161	6,057,278

Issues	Shares	Value

Diversified Fixed Income Funds (Continued)

TCW Global Bond Fund — I Class (1)	73,332	$752,383

TCW Total Return Bond Fund — I Class (1)	537,232	5,409,922

		17,853,714

Total Investment Companies

(Cost: $25,853,016)		28,945,374

MONEY MARKET INVESTMENTS — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	215,812	215,812

Total Money Market Investments

(Cost: $215,812)		215,812

Total Investments (100.0%)

(Cost: $26,794,274)		29,913,593

Excess of Other Assets over Liabilities (0.0%)		1,418

Net Assets (100.0%)		$29,915,011

Notes to the Schedule of Investments

(1)	Affiliated issuer.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

29

TCW Conservative Allocation Fund

Schedule of Investments (Continued)

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2019 is as follows:

Name of Affiliated Fund	Value at October 31, 2018 (In Thousands)	Purchases at Cost (In Thousands)	Proceeds from Sales (In Thousands)	Number of Shares Held October 31, 2019	Value at October 31, 2019 (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)	Net Realized Gain/(Loss) on Investments (In thousands)	Net change in Unrealized Gain/(Loss) on Investments (In thousands)
Metropolitan West Low Duration Bond Fund—I Class
	$3,515	$89	$1,322	255,276	$2,241	$89	$—	$1	$88
Metropolitan West Total Return Bond Fund—I Class
	$3,594	$247	$725	306,210	3,393	100	—	(16)	293
Metropolitan West Unconstrained Bond Fund—I Class
	$5,432	$720	$200	508,161	6,057	221	—	(2)	107
TCW Global Bond Fund—I Class
	$708	$10	$26	73,332	752	11	—	(1)	61
TCW Global Real Estate Fund—I Class
	$—	$1,752	$30	171,115	1,910	21	—	0 *	188
TCW New America Premier Equities Fund—I Class
	$2,832	$771	$251	198,279	4,033	2	35	49	633
TCW Relative Value Large Cap Fund—I Class
	$3,299	$377	$1,417	110,882	2,072	51	326	(374)	188
TCW Relative Value Mid Cap Fund—I Class
	$731	$57	$448	14,579	307	4	52	(112)	79
TCW Select Equities Fund—I Class
	$2,687	$355	$385	100,202	2,770	—	355	(71)	184
TCW Total Return Bond Fund—I Class
	$3,336	$1,988	$125	537,232	5,410	170	—	(2)	213

Total					$28,945	$669	$768	$(528)	$2,034

*	Amount rounds to less than $1.

See accompanying notes to financial statements.

30

TCW Conservative Allocation Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Diversified Fixed Income Funds	59.7%
Diversified Equity Funds	37.1
Exchange-Traded Funds	2.5
Money Market Investments	0.7

Total	100.0%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Exchange-Traded Funds	$752,407	$—	$—	$752,407
Investment Companies	28,945,374	—	—	28,945,374
Money Market Investments	215,812	—	—	215,812

Total Investments	$29,913,593	$—	$—	$29,913,593

See accompanying notes to financial statements.

31

TCW Global Real Estate Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 98.4% of Net Assets

Australia — 7.1%

Goodman Group	28,726	$285,062

Mirvac Group	100,889	223,428

Total Australia

(Cost: $425,145)		508,490

Canada — 2.8% (Cost: $189,454)

Summit Industrial Income REIT	20,777	202,024

China — 4.0%

China Resources Land, Ltd.	22,000	93,542

Link REIT (The)	8,332	90,727

Longfor Group Holdings, Ltd.	25,000	103,731

Total China

(Cost: $229,184)		288,000

Germany — 1.1% (Cost: $60,637)

Deutsche Wohnen SE	2,176	82,066

Japan — 12.0%

Ichigo Office REIT Investment	274	281,591

Mitsubishi Estate Co., Ltd.	10,000	193,947

Mitsui Fudosan Co., Ltd.	5,900	150,778

Nippon Prologis REIT, Inc.	83	231,596

Total Japan

(Cost: $718,202)		857,912

United Kingdom — 3.6% (Cost: $185,027)

Segro PLC	23,472	256,500

United States — 67.8%

Alexandria Real Estate Equities, Inc.	1,284	203,835

American Homes 4 Rent	6,616	175,126

American Tower Corp.	1,106	241,196

Americold Realty Trust	8,663	347,300

DR Horton, Inc.	3,716	194,607

Equinix, Inc.	973	551,477

Gaming and Leisure Properties, Inc.	6,786	273,883

Issues	Shares	Value

United States (Continued)

Hilton Worldwide Holdings, Inc.	1,366	$132,447

Hudson Pacific Properties, Inc.	8,976	322,418

Invitation Homes, Inc.	3,724	114,662

JBG SMITH Properties	4,004	161,201

Kennedy-Wilson Holdings, Inc.	2,939	67,626

Mid-America Apartment Communities, Inc.	1,119	155,530

NexPoint Residential Trust, Inc.	1,431	69,790

Prologis, Inc.	1,815	159,284

Ready Capital Corp.	14,862	235,265

SBA Communications Corp.	800	192,520

Simon Property Group, Inc.	1,550	233,554

Sun Communities, Inc.	1,735	282,198

Terreno Realty Corp.	2,431	137,133

Toll Brothers, Inc.	2,508	99,743

Vail Resorts, Inc.	996	231,440

VICI Properties, Inc.	6,149	144,809

Welltower, Inc.	1,546	140,207

Total United States

(Cost: $4,011,408)		4,867,251

Total Common Stock

(Cost: $5,819,057)		7,062,243

Total Purchased Options (1) (0.1%)

(Cost: $10,414)		5,358

MONEY MARKET INVESTMENTS — 1.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	101,122	101,122

Total Money Market Investments

(Cost: $101,122)		101,122

Total Investments (99.9%)

(Cost: $5,930,593)		7,168,723

Excess of Other Assets over Liabilities (0.1%)		6,822

Net Assets (100.0%)		$7,175,545

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
PUT
Stag Industrial, Inc.	30	3/20/20	1,700	52,768	$1,658	$4,522	$(2,864)
Tanger Factory Outlet Centers	16	1/17/20	4,000	64,480	3,700	5,892	(2,192)

					$5,358	$10,414	$(5,056)

Notes to the Schedule of Investments

(1)	See options table for description of purchased options.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

32

TCW Global Real Estate Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Diversified REITs	3.1%
Diversified Real Estate Activities	4.8
Health Care REITs	2.0
Homebuilding	4.1
Hotels, Resorts & Cruise Lines	1.8
Industrial REITs	22.6
Leisure Facilities	3.2
Mortgage REITs	3.3
Office REITs	13.5
Real Estate Development	2.7
Real Estate Operating Companies	2.0
Residential REITs	11.1
Retail REITs	4.6
Purchased Options	0.1
Specialized REITs	19.6
Money Market Investments	1.4

Total	99.9%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Diversified REITs	$—	$223,428	$—	$223,428
Diversified Real Estate Activities	—	344,725	—	344,725
Health Care REITs	140,207	—	—	140,207
Homebuilding	294,350	—	—	294,350
Hotels, Resorts & Cruise Lines	132,447	—	—	132,447
Industrial REITs	845,741	773,158	—	1,618,899
Leisure Facilities	231,440	—	—	231,440
Mortgage REITs	235,265	—	—	235,265
Office REITs	969,045	—	—	969,045
Real Estate Development	—	197,273	—	197,273
Real Estate Operating Companies	67,626	82,066	—	149,692
Residential REITs	797,306	—	—	797,306
Retail REITs	233,554	90,727	—	324,281
Specialized REITs	1,403,885	—	—	1,403,885

Total Common Stock	5,350,866	1,711,377	—	7,062,243

Purchased Options	5,358	—	—	5,358

Money Market Investments	101,122	—	—	101,122

Total Investments	$5,457,346	$1,711,377	$—	$7,168,723

See accompanying notes to financial statements.

33

TCW New America Premier Equities Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 92.4% of Net Assets

Aerospace & Defense — 4.7%

HEICO Corp.	13,481	$1,662,745

TransDigm Group, Inc.	10,770	5,668,037

		7,330,782

Alternative Carriers — 1.5%

Zayo Group Holdings, Inc. (1)	69,827	2,383,894

Application Software — 14.1%

Constellation Software, Inc.	19,538	19,337,023

Trade Desk, Inc. (The) (1)	12,526	2,515,221

		21,852,244

Communications Equipment — 3.5%

Motorola Solutions, Inc.	32,317	5,374,963

Data Processing & Outsourced Services — 11.4%

Automatic Data Processing, Inc.	9,630	1,562,275

EVO Payments, Inc. (1)	9,311	264,711

Fiserv, Inc. (1)	72,984	7,746,522

Mastercard, Inc.	6,669	1,846,046

Visa, Inc.	35,622	6,371,351

		17,790,905

Environmental & Facilities Services — 5.1%

Advanced Disposal Services, Inc. (1)	91,660	3,004,615

Waste Connections, Inc. (Canada)	54,094	4,998,285

		8,002,900

Financial Exchanges & Data — 0.9%

S&P Global, Inc.	5,298	1,366,831

Food Retail — 3.1%

Alimentation Couche-Tard, Inc. — Class B (Canada)	158,380	4,759,775

Health Care Equipment — 3.0%

Danaher Corp.	34,326	4,730,809

Industrial Conglomerates — 3.0%

Honeywell International, Inc.	11,308	1,953,231

Roper Technologies, Inc.	8,258	2,782,616

		4,735,847

Industrial Gases — 3.2%

Air Products & Chemicals, Inc.	12,667	2,701,364

Linde PLC (Ireland)	11,602	2,301,257

		5,002,621

Industrial Machinery — 3.0%

IDEX Corp.	29,920	4,653,458

Integrated Telecommunication Services — 1.9%

AT&T, Inc.	76,597	2,948,219

Issues	Shares	Value

Life Sciences Tools & Services — 4.0%

Agilent Technologies, Inc.	33,345	$2,525,884

Thermo Fisher Scientific, Inc.	11,978	3,617,116

		6,143,000

Multi-Sector Holdings — 4.9%

Berkshire Hathaway, Inc. — Class B (1)	33,315	7,082,103

GS Acquisition Holdings Corp. (1)	52,062	557,063

		7,639,166

Research & Consulting Services — 10.1%

IHS Markit, Ltd. (1)	125,215	8,767,554

TransUnion	84,726	7,000,062

		15,767,616

Restaurants — 3.4%

Aramark	119,798	5,242,361

Semiconductors — 4.8%

Broadcom, Inc.	9,847	2,883,694

Cypress Semiconductor Corp.	198,587	4,621,120

		7,504,814

Systems Software — 6.8%

Microsoft Corp.	73,371	10,519,200

Total Common Stock

(Cost: $124,795,223)		143,749,405

CONVERTIBLE PREFERRED STOCK — 0.8%

Health Care Equipment — 0.8%

Danaher Corp.	1,086	1,205,808

Total Convertible Preferred Stock

(Cost: $1,117,131)		1,205,808

MONEY MARKET INVESTMENTS — 5.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	8,944,214	8,944,214

Total Money Market Investments

(Cost: $8,944,214)		8,944,214

Total Investments (98.9%)

(Cost: $134,856,568)		153,899,427

Excess of Other Assets over Liabilities (1.1%)		1,672,722

Net Assets (100.0%)		$155,572,149

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

34

TCW New America Premier Equities Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Aerospace & Defense	4.7%
Alternative Carriers	1.5
Application Software	14.1
Communications Equipment	3.5
Data Processing & Outsourced Services	11.4
Environmental & Facilities Services	5.1
Financial Exchanges & Data	0.9
Food Retail	3.1
Health Care Equipment	3.8
Industrial Conglomerates	3.0
Industrial Gases	3.2
Industrial Machinery	3.0
Integrated Telecommunication Services	1.9
Life Sciences Tools & Services	4.0
Multi-Sector Holdings	4.9
Research & Consulting Services	10.1
Restaurants	3.4
Semiconductors	4.8
Systems Software	6.8
Money Market Investments	5.7

Total	98.9%

See accompanying notes to financial statements.

35

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$7,330,782	$—	$—	$7,330,782
Alternative Carriers	2,383,894	—	—	2,383,894
Application Software	21,852,244	—	—	21,852,244
Communications Equipment	5,374,963	—	—	5,374,963
Data Processing & Outsourced Services	17,790,905	—	—	17,790,905
Environmental & Facilities Services	8,002,900	—	—	8,002,900
Financial Exchanges & Data	1,366,831	—	—	1,366,831
Food Retail	4,759,775	—	—	4,759,775
Health Care Equipment	4,730,809	—	—	4,730,809
Industrial Conglomerates	4,735,847	—	—	4,735,847
Industrial Gases	5,002,621	—	—	5,002,621
Industrial Machinery	4,653,458	—	—	4,653,458
Integrated Telecommunication Services	2,948,219	—	—	2,948,219
Life Sciences Tools & Services	6,143,000	—	—	6,143,000
Multi-Sector Holdings	7,639,166	—	—	7,639,166
Research & Consulting Services	15,767,616	—	—	15,767,616
Restaurants	5,242,361	—	—	5,242,361
Semiconductors	7,504,814	—	—	7,504,814
Systems Software	10,519,200	—	—	10,519,200

Total Common Stock	143,749,405	—	—	143,749,405

Convertible Preferred Stock	1,205,808	—	—	1,205,808

Money Market Investments	8,944,214	—	—	8,944,214

Total Investments	$153,899,427	$—	$—	$153,899,427

See accompanying notes to financial statements.

36

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

COMMON STOCK — 99.2% of Net Assets

Aerospace & Defense — 0.9%

Textron, Inc.	62,199	$2,866,752

Air Freight & Logistics — 2.4%

United Parcel Service, Inc. — Class B	64,300	7,405,431

Auto Components — 3.1%

Johnson Controls International PLC (Ireland)	226,589	9,818,101

Banks — 11.6%

Citigroup, Inc.	160,804	11,555,376

JPMorgan Chase & Co.	119,486	14,926,191

PacWest Bancorp	91,800	3,395,682

Zions Bancorp	128,570	6,231,788

		36,109,037

Beverages — 2.7%

PepsiCo, Inc.	61,273	8,404,817

Biotechnology — 3.5%

Gilead Sciences, Inc.	170,665	10,873,067

Capital Markets — 4.7%

Ameriprise Financial, Inc.	21,652	3,267,070

Intercontinental Exchange, Inc.	119,270	11,249,547

		14,516,617

Chemicals — 2.7%

Corteva, Inc.	161,012	4,247,496

DuPont de Nemours, Inc.	62,570	4,123,989

		8,371,485

Communications Equipment — 2.4%

Cisco Systems, Inc.	159,887	7,596,231

Diversified Telecommunication Services — 4.1%

AT&T, Inc.	328,932	12,660,593

Electrical Equipment — 1.5%

nVent Electric PLC (Ireland)	206,282	4,756,863

Electronic Equipment, Instruments & Components — 2.4%

Corning, Inc.	254,184	7,531,472

Energy Equipment & Services — 3.5%

Baker Hughes Co.	320,585	6,860,519

Schlumberger, Ltd.	125,256	4,094,619

		10,955,138

Food Products — 0.6%

Conagra Brands, Inc.	69,600	1,882,680

Health Care Equipment & Supplies — 2.0%

Medtronic PLC (Ireland)	57,028	6,210,349

Health Care Providers & Services — 1.7%

McKesson Corp.	40,615	5,401,795

Issues	Shares	Value

Household Durables — 2.5%

Lennar Corp.	128,282	$7,645,607

Household Products — 1.9%

Procter & Gamble Co. (The)	47,573	5,923,314

Independent Power and Renewable Electricity Producers — 3.1%

AES Corp. (The)	573,065	9,770,758

Industrial Conglomerates — 4.0%

General Electric Co.	627,279	6,260,245

Koninklijke Philips Electronics NV (NYRS) (Netherlands)	139,267	6,113,821

		12,374,066

Insurance — 5.2%

American International Group, Inc.	105,600	5,592,576

MetLife, Inc.	226,178	10,582,869

		16,175,445

IT Services — 2.5%

International Business Machines Corp.	59,391	7,942,358

Media — 2.8%

Comcast Corp.	193,094	8,654,473

Metals & Mining — 1.0%

Freeport-McMoRan, Inc.	319,900	3,141,418

Multi-Utilities — 1.1%

Sempra Energy	24,523	3,543,819

Multiline Retail — 1.0%

Target Corp.	27,800	2,972,098

Oil, Gas & Consumable Fuels — 8.2%

Chevron Corp.	110,725	12,859,602

Marathon Petroleum Corp.	57,445	3,673,608

Royal Dutch Shell PLC (SP ADR) (United Kingdom)	155,820	9,032,885

		25,566,095

Pharmaceuticals — 4.1%

Merck & Co., Inc.	42,248	3,661,212

Novartis AG (SP ADR) (Switzerland)	102,800	8,988,832

		12,650,044

Real Estate Management & Development — 0.6%

Jones Lang LaSalle, Inc.	13,541	1,984,027

REIT — 1.3%

Cousins Properties, Inc.	98,775	3,963,841

Semiconductors & Semiconductor Equipment — 7.3%

Broadcom, Inc.	9,661	2,829,224

Cypress Semiconductor Corp.	425,514	9,901,711

Maxim Integrated Products, Inc.	170,948	10,027,809

		22,758,744

See accompanying notes to financial statements.

37

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Technology Hardware, Storage & Peripherals — 1.3%

Seagate Technology PLC (Ireland)	70,938	$4,116,532

Textiles, Apparel & Luxury Goods — 1.5%

Tapestry, Inc.	175,421	4,536,387

Total Common Stock

(Cost: $243,687,478)		309,079,454

MONEY MARKET INVESTMENTS — 1.0%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (1)	3,285,221	3,285,221

Total Money Market Investments

(Cost: $3,285,221)		3,285,221

Total Investments (100.2%)

(Cost: $246,972,699)		312,364,675

Liabilities in Excess of Other Assets (-0.2%)		(728,455)

Net Assets (100.0%)		$311,636,220

Notes to the Schedule of Investments

NYRS	New York Registry Shares.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

38

TCW Relative Value Dividend Appreciation Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Aerospace & Defense	0.9%
Air Freight & Logistics	2.4
Auto Components	3.1
Banks	11.6
Beverages	2.7
Biotechnology	3.5
Capital Markets	4.7
Chemicals	2.7
Communications Equipment	2.4
Diversified Telecommunication Services	4.1
Electrical Equipment	1.5
Electronic Equipment, Instruments & Components	2.4
Energy Equipment & Services	3.5
Food Products	0.6
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.7
Household Durables	2.5
Household Products	1.9
Independent Power and Renewable Electricity Producers	3.1
Industrial Conglomerates	4.0
Insurance	5.2
IT Services	2.5
Media	2.8
Metals & Mining	1.0
Multi-Utilities	1.1
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	8.2
Pharmaceuticals	4.1
Real Estate Management & Development	0.6
REIT	1.3
Semiconductors & Semiconductor Equipment	7.3
Technology Hardware, Storage & Peripherals	1.3
Textiles, Apparel & Luxury Goods	1.5
Money Market Investments	1.0

Total	100.2%

See accompanying notes to financial statements.

39

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,866,752	$—	$—	$2,866,752
Air Freight & Logistics	7,405,431	—	—	7,405,431
Auto Components	9,818,101	—	—	9,818,101
Banks	36,109,037	—	—	36,109,037
Beverages	8,404,817	—	—	8,404,817
Biotechnology	10,873,067	—	—	10,873,067
Capital Markets	14,516,617	—	—	14,516,617
Chemicals	8,371,485	—	—	8,371,485
Communications Equipment	7,596,231	—	—	7,596,231
Diversified Telecommunication Services	12,660,593	—	—	12,660,593
Electrical Equipment	4,756,863	—	—	4,756,863
Electronic Equipment, Instruments & Components	7,531,472	—	—	7,531,472
Energy Equipment & Services	10,955,138	—	—	10,955,138
Food Products	1,882,680	—	—	1,882,680
Health Care Equipment & Supplies	6,210,349	—	—	6,210,349
Health Care Providers & Services	5,401,795	—	—	5,401,795
Household Durables	7,645,607	—	—	7,645,607
Household Products	5,923,314	—	—	5,923,314
IT Services	7,942,358	—	—	7,942,358
Independent Power and Renewable Electricity Producers	9,770,758	—	—	9,770,758
Industrial Conglomerates	12,374,066	—	—	12,374,066
Insurance	16,175,445	—	—	16,175,445
Media	8,654,473	—	—	8,654,473
Metals & Mining	3,141,418	—	—	3,141,418
Multi-Utilities	3,543,819	—	—	3,543,819
Multiline Retail	2,972,098	—	—	2,972,098
Oil, Gas & Consumable Fuels	25,566,095	—	—	25,566,095
Pharmaceuticals	12,650,044	—	—	12,650,044
Real Estate Management & Development	1,984,027	—	—	1,984,027
REIT	3,963,841	—	—	3,963,841
Semiconductors & Semiconductor Equipment	22,758,744	—	—	22,758,744
Technology Hardware, Storage & Peripherals	4,116,532	—	—	4,116,532
Textiles, Apparel & Luxury Goods	4,536,387	—	—	4,536,387

Total Common Stock	309,079,454	—	—	309,079,454

Money market Investments	3,285,221	—	—	3,285,221

Total Investments	$312,364,675	$—	$—	$312,364,675

See accompanying notes to financial statements.

40

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

COMMON STOCK — 98.5% of Net Assets

Aerospace & Defense — 2.4%

Textron, Inc.	77,109	$3,553,954

Air Freight & Logistics — 2.2%

United Parcel Service, Inc. — Class B	28,040	3,229,367

Auto Components — 4.1%

Dana, Inc.	122,802	1,993,077

Johnson Controls International PLC (Ireland)	95,568	4,140,961

		6,134,038

Banks — 10.0%

Citigroup, Inc.	70,200	5,044,572

JPMorgan Chase & Co.	54,258	6,777,909

Zions Bancorp	60,800	2,946,976

		14,769,457

Beverages — 2.2%

PepsiCo, Inc.	23,700	3,250,929

Biotechnology — 2.5%

Gilead Sciences, Inc.	58,329	3,716,141

Capital Markets — 4.8%

Ameriprise Financial, Inc.	12,679	1,913,134

Intercontinental Exchange, Inc.	55,305	5,216,368

		7,129,502

Chemicals — 2.9%

Corteva, Inc.	96,674	2,550,260

DuPont de Nemours, Inc.	27,695	1,825,378

		4,375,638

Communications Equipment — 2.7%

Cisco Systems, Inc.	84,262	4,003,288

Diversified Telecommunication Services — 3.4%

AT&T, Inc.	130,897	5,038,225

Electrical Equipment — 1.1%

nVent Electric PLC (Ireland)	71,367	1,645,723

Electronic Equipment, Instruments & Components — 3.8%

Corning, Inc.	129,626	3,840,818

Flex Ltd. (1)	152,300	1,789,525

		5,630,343

Energy Equipment & Services — 3.5%

Baker Hughes Co.	165,710	3,546,194

TechnipFMC PLC (United Kingdom)	82,000	1,617,860

		5,164,054

Food Products — 1.6%

Conagra Brands, Inc.	88,520	2,394,466

Issues	Shares	Value

Health Care Equipment & Supplies — 3.0%

Medtronic PLC (Ireland)	26,654	$2,902,621

Zimmer Biomet Holdings, Inc.	10,841	1,498,551

		4,401,172

Health Care Providers & Services — 5.0%

Centene Corp. (1)	35,878	1,904,404

McKesson Corp.	21,101	2,806,433

Molina Healthcare, Inc. (1)	23,036	2,709,955

		7,420,792

Household Durables — 2.8%

Lennar Corp.	68,663	4,092,315

Household Products — 1.6%

Procter & Gamble Co. (The)	19,586	2,438,653

Independent Power and Renewable Electricity Producers — 2.6%

AES Corp. (The)	226,800	3,866,940

Industrial Conglomerates — 1.8%

General Electric Co.	267,836	2,673,003

Insurance — 5.3%

American International Group, Inc.	55,000	2,912,800

Hartford Financial Services Group, Inc.	27,384	1,563,079

MetLife, Inc.	73,700	3,448,423

		7,924,302

IT Services — 2.6%

International Business Machines Corp.	28,326	3,788,036

Machinery — 0.9%

Terex Corp.	48,230	1,328,736

Media — 6.6%

CBS Corp. — Class B	43,198	1,556,856

Comcast Corp.	126,510	5,670,178

Discovery, Inc. (1)	97,100	2,617,331

		9,844,365

Metals & Mining — 1.7%

Freeport-McMoRan, Inc.	249,559	2,450,669

Multi-Utilities — 1.1%

Sempra Energy	11,473	1,657,963

Multiline Retail — 0.8%

Target Corp.	11,200	1,197,392

Oil, Gas & Consumable Fuels — 4.9%

Chevron Corp.	39,000	4,529,460

Marathon Petroleum Corp.	42,444	2,714,294

		7,243,754

Pharmaceuticals — 2.2%

Allergan PLC (Ireland)	7,542	1,328,221

See accompanying notes to financial statements.

41

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Pharmaceuticals (Continued)

Merck & Co., Inc.	22,780	$1,974,115

		3,302,336

Real Estate Management & Development — 1.7%

Jones Lang LaSalle, Inc.	17,661	2,587,690

REIT — 1.2%

Cousins Properties, Inc.	45,300	1,817,889

Semiconductors & Semiconductor Equipment — 4.2%

Broadcom, Inc.	4,613	1,350,917

Cypress Semiconductor Corp.	212,300	4,940,221

		6,291,138

Textiles, Apparel & Luxury Goods — 1.3%

Tapestry, Inc.	74,695	1,931,613

Total Common Stock

(Cost: $102,882,319)		146,293,883

MONEY MARKET INVESTMENTS — 2.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	3,100,205	3,100,205

Total Money Market Investments

(Cost: $3,100,205)		3,100,205

Total Investments (100.6%)

(Cost: $105,982,524)		149,394,088

Liabilities in Excess of Other Assets (-0.6%)		(942,577)

Net Assets (100.0%)		$148,451,511

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

42

TCW Relative Value Large Cap Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Aerospace & Defense	2.4%
Air Freight & Logistics	2.2
Auto Components	4.1
Banks	10.0
Beverages	2.2
Biotechnology	2.5
Capital Markets	4.8
Chemicals	2.9
Communications Equipment	2.7
Diversified Telecommunication Services	3.4
Electrical Equipment	1.1
Electronic Equipment, Instruments & Components	3.8
Energy Equipment & Services	3.5
Food Products	1.6
Health Care Equipment & Supplies	3.0
Health Care Providers & Services	5.0
Household Durables	2.8
Household Products	1.6
Independent Power and Renewable Electricity Producers	2.6
Industrial Conglomerates	1.8
Insurance	5.3
IT Services	2.6
Machinery	0.9
Media	6.6
Metals & Mining	1.7
Multi-Utilities	1.1
Multiline Retail	0.8
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	2.2
Real Estate Management & Development	1.7
REIT	1.2
Semiconductors & Semiconductor Equipment	4.2
Textiles, Apparel & Luxury Goods	1.3
Money Market Investments	2.1

Total	100.6%

See accompanying notes to financial statements.

43

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$3,553,954	$—	$—	$3,553,954
Air Freight & Logistics	3,229,367	—	—	3,229,367
Auto Components	6,134,038	—	—	6,134,038
Banks	14,769,457	—	—	14,769,457
Beverages	3,250,929	—	—	3,250,929
Biotechnology	3,716,141	—	—	3,716,141
Capital Markets	7,129,502	—	—	7,129,502
Chemicals	4,375,638	—	—	4,375,638
Communications Equipment	4,003,288	—	—	4,003,288
Diversified Telecommunication Services	5,038,225	—	—	5,038,225
Electrical Equipment	1,645,723	—	—	1,645,723
Electronic Equipment, Instruments & Components	5,630,343	—	—	5,630,343
Energy Equipment & Services	5,164,054	—	—	5,164,054
Food Products	2,394,466	—	—	2,394,466
Health Care Equipment & Supplies	4,401,172	—	—	4,401,172
Health Care Providers & Services	7,420,792	—	—	7,420,792
Household Durables	4,092,315	—	—	4,092,315
Household Products	2,438,653	—	—	2,438,653
Independent Power and Renewable Electricity Producers	3,866,940	—	—	3,866,940
Industrial Conglomerates	2,673,003	—	—	2,673,003
Insurance	7,924,302	—	—	7,924,302
IT Services	3,788,036	—	—	3,788,036
Machinery	1,328,736	—	—	1,328,736
Media	9,844,365	—	—	9,844,365
Metals & Mining	2,450,669	—	—	2,450,669
Multi-Utilities	1,657,963	—	—	1,657,963
Multiline Retail	1,197,392	—	—	1,197,392
Oil, Gas & Consumable Fuels	7,243,754	—	—	7,243,754
Pharmaceuticals	3,302,336	—	—	3,302,336
Real Estate Management & Development	2,587,690	—	—	2,587,690
REIT	1,817,889	—	—	1,817,889
Semiconductors & Semiconductor Equipment	6,291,138	—	—	6,291,138
Textiles, Apparel & Luxury Goods	1,931,613	—	—	1,931,613

Total Common Stock	146,293,883	—	—	146,293,883

Money Market Investments	3,100,205	—	—	3,100,205

Total Investments	$149,394,088	$—	$—	$149,394,088

See accompanying notes to financial statements.

44

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

COMMON STOCK — 98.7% of Net Assets

Aerospace & Defense — 1.9%

Textron, Inc.	32,588	$1,501,981

Auto Components — 1.4%

Dana, Inc.	65,747	1,067,074

Banks — 13.5%

KeyCorp	133,242	2,394,359

PacWest Bancorp	24,000	887,760

Popular, Inc.	56,965	3,102,314

Synovus Financial Corp.	54,729	1,853,671

Umpqua Holdings Corp.	70,222	1,110,912

Zions Bancorp	24,910	1,207,388

		10,556,404

Capital Markets — 3.2%

E*TRADE Financial Corp.	26,900	1,124,151

Evercore Partners, Inc.	18,895	1,391,428

		2,515,579

Chemicals — 1.4%

Corteva, Inc.	40,600	1,071,028

Construction & Engineering — 4.2%

Arcosa, Inc.	25,400	975,614

Jacobs Engineering Group, Inc.	24,533	2,295,798

		3,271,412

Consumer Finance — 1.0%

Santander Consumer USA Holdings, Inc.	30,600	767,448

Electronic Equipment, Instruments & Components — 2.8%

Flex Ltd. (1)	155,400	1,825,950

TTM Technologies, Inc. (1)	30,400	355,984

		2,181,934

Energy Equipment & Services — 3.6%

Newpark Resources, Inc. (1)	320,972	1,925,832

TechnipFMC PLC (United Kingdom)	46,400	915,472

		2,841,304

Entertainment — 1.4%

Viacom, Inc. — Class B	51,300	1,106,028

Food Products — 3.3%

Conagra Brands, Inc.	48,322	1,307,110

Hain Celestial Group, Inc. (The) (1)	29,900	706,836

TreeHouse Foods, Inc. (1)	10,000	540,200

		2,554,146

Health Care Equipment & Supplies — 2.0%

Zimmer Biomet Holdings, Inc.	11,329	1,566,008

Health Care Providers & Services — 5.8%

Acadia Healthcare Co., Inc. (1)	38,400	1,151,616

Issues	Shares	Value

Health Care Providers & Services (Continued)

Centene Corp. (1)	19,092	$1,013,403

Magellan Health, Inc. (1)	8,900	577,610

Molina Healthcare, Inc. (1)	15,358	1,806,715

		4,549,344

Household Durables — 9.8%

Beazer Homes USA, Inc. (1)	67,279	1,009,858

DR Horton, Inc.	20,900	1,094,533

KB Home	67,660	2,414,785

Lennar Corp.	31,400	1,871,440

Toll Brothers, Inc.	32,568	1,295,229

		7,685,845

Independent Power and Renewable Electricity Producers — 3.0%

AES Corp. (The)	138,000	2,352,900

Insurance — 2.6%

Assured Guaranty, Ltd.	38,302	1,797,130

Axis Capital Holdings, Ltd.	4,428	263,156

		2,060,286

Machinery — 7.6%

Dover Corp.	15,294	1,588,894

Manitowoc Co., Inc. (The) (1)	148,300	1,892,308

SPX FLOW, Inc. (1)	25,005	1,132,226

Terex Corp.	23,698	652,880

Wabtec Corp.	10,226	709,378

		5,975,686

Marine — 3.7%

Kirby Corp. (1)	29,900	2,366,884

Matson, Inc.	13,200	503,976

		2,870,860

Media — 1.8%

Discovery, Inc. (1)	51,900	1,398,964

Metals & Mining — 1.8%

Freeport-McMoRan, Inc.	120,004	1,178,439

Worthington Industries, Inc.	7,440	273,867

		1,452,306

Multi-Utilities — 1.1%

Sempra Energy	6,228	900,008

Multiline Retail — 1.1%

Nordstrom, Inc.	23,700	850,830

Oil, Gas & Consumable Fuels — 1.4%

Marathon Petroleum Corp.	16,748	1,071,035

Real Estate Management & Development — 2.4%

Jones Lang LaSalle, Inc.	13,120	1,922,342

See accompanying notes to financial statements.

45

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

REIT — 3.9%

Cousins Properties, Inc.	32,225	$1,293,189

Mid-America Apartment Communities, Inc.	12,800	1,779,072

		3,072,261

Road & Rail — 1.4%

Genesee & Wyoming, Inc. (1)	10,200	1,132,506

Semiconductors & Semiconductor Equipment — 7.5%

Cypress Semiconductor Corp.	131,600	3,062,332

Maxim Integrated Products, Inc.	47,646	2,794,914

		5,857,246

Software — 1.5%

Cerence, Inc. (1)	8,277	128,294

Nuance Communications, Inc. (1)	66,216	1,080,645

		1,208,939

Technology Hardware, Storage & Peripherals — 0.9%

Western Digital Corp.	13,980	722,067

Textiles, Apparel & Luxury Goods — 1.7%

Tapestry, Inc.	51,387	1,328,868

Total Common Stock

(Cost: $58,002,769)		77,412,639

MONEY MARKET INVESTMENTS — 2.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	2,026,586	2,026,586

Total Money Market Investments

(Cost: $2,026,586)		2,026,586

Total Investments (101.3%)

(Cost: $60,029,355)		79,439,225

Liabilities in Excess of Other Assets (-1.3%)		(1,034,627)

Net Assets (100.0%)		$78,404,598

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

46

TCW Relative Value Mid Cap Fund

Investment by Sector	October 31, 2019

Sector	Percentage of Net Assets
Aerospace & Defense	1.9%
Auto Components	1.4
Banks	13.5
Capital Markets	3.2
Chemicals	1.4
Construction & Engineering	4.2
Consumer Finance	1.0
Electronic Equipment, Instruments & Components	2.8
Energy Equipment & Services	3.6
Entertainment	1.4
Food Products	3.3
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	5.8
Household Durables	9.8
Independent Power and Renewable Electricity Producers	3.0
Insurance	2.6
Machinery	7.6
Marine	3.7
Media	1.8
Metals & Mining	1.8
Multi-Utilities	1.1
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	1.4
Real Estate Management & Development	2.4
REIT	3.9
Road & Rail	1.4
Semiconductors & Semiconductor Equipment	7.5
Software	1.5
Technology Hardware, Storage & Peripherals	0.9
Textiles, Apparel & Luxury Goods	1.7
Money Market Investments	2.6

Total	101.3%

See accompanying notes to financial statements.

47

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$1,501,981	$—	$—	$1,501,981
Auto Components	1,067,074	—	—	1,067,074
Banks	10,556,404	—	—	10,556,404
Capital Markets	2,515,579	—	—	2,515,579
Chemicals	1,071,028	—	—	1,071,028
Construction & Engineering	3,271,412	—	—	3,271,412
Consumer Finance	767,448	—	—	767,448
Electronic Equipment, Instruments & Components	2,181,934	—	—	2,181,934
Energy Equipment & Services	2,841,304	—	—	2,841,304
Entertainment	1,106,028	—	—	1,106,028
Food Products	2,554,146	—	—	2,554,146
Health Care Equipment & Supplies	1,566,008	—	—	1,566,008
Health Care Providers & Services	4,549,344	—	—	4,549,344
Household Durables	7,685,845	—	—	7,685,845
Independent Power and Renewable Electricity Producers	2,352,900	—	—	2,352,900
Insurance	2,060,286	—	—	2,060,286
Machinery	5,975,686	—	—	5,975,686
Marine	2,870,860	—	—	2,870,860
Media	1,398,964	—	—	1,398,964
Metals & Mining	1,452,306	—	—	1,452,306
Multi-Utilities	900,008	—	—	900,008
Multiline Retail	850,830	—	—	850,830
Oil, Gas & Consumable Fuels	1,071,035	—	—	1,071,035
Real Estate Management & Development	1,922,342	—	—	1,922,342
REIT	3,072,261	—	—	3,072,261
Road & Rail	1,132,506	—	—	1,132,506
Semiconductors & Semiconductor Equipment	5,857,246	—	—	5,857,246
Software	1,208,939	—	—	1,208,939
Technology Hardware, Storage & Peripherals	722,067	—	—	722,067
Textiles, Apparel & Luxury Goods	1,328,868	—	—	1,328,868

Total Common Stock	77,412,639	—	—	77,412,639

Money Market Investments	2,026,586	—	—	2,026,586

Total Investments	$79,439,225	$—	$—	$79,439,225

See accompanying notes to financial statements.

48

TCW Select Equities Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

COMMON STOCK — 99.4% of Net Assets

Beverages — 1.9%

Monster Beverage Corp. (1)	304,711	$17,103,429

Biotechnology — 2.3%

Alexion Pharmaceuticals, Inc. (1)	88,572	9,335,489

BioMarin Pharmaceutical, Inc. (1)	156,213	11,436,354

		20,771,843

Capital Markets — 4.0%

Charles Schwab Corp. (The)	432,070	17,589,570

S&P Global, Inc.	71,601	18,472,342

		36,061,912

Commercial Services & Supplies — 2.2%

Waste Connections, Inc. (Canada)	210,345	19,435,878

Equity Real Estate — 3.0%

Equinix, Inc.	47,363	26,844,401

Food & Staples Retailing — 2.8%

Costco Wholesale Corp.	83,646	24,852,063

Health Care Equipment & Supplies — 4.1%

Align Technology, Inc. (1)	81,991	20,685,509

Boston Scientific Corp. (1)	386,300	16,108,710

		36,794,219

Insurance — 2.4%

Chubb, Ltd. (Switzerland)	141,312	21,538,775

Interactive Media & Services — 10.9%

Alphabet, Inc. — Class C (1)	41,675	52,515,084

Facebook, Inc. (1)	241,177	46,221,572

		98,736,656

Internet & Direct Marketing Retail — 6.1%

Amazon.com, Inc. (1)	31,100	55,254,126

IT Services — 14.3%

Mastercard, Inc.	117,848	32,621,505

PayPal Holdings, Inc. (1)	321,351	33,452,639

Visa, Inc.	351,074	62,793,096

		128,867,240

Life Sciences Tools & Services — 2.4%

Illumina, Inc. (1)	73,302	21,662,207

Machinery — 2.2%

Xylem, Inc.	260,500	19,977,745

Pharmaceuticals — 3.3%

Zoetis, Inc.	233,800	29,907,696

Professional Services — 5.4%

IHS Markit, Ltd. (1)	300,700	21,055,014

TransUnion	340,399	28,123,765

		49,178,779

Issues	Shares	Value

REIT — 5.5%

American Tower Corp.	227,572	$49,628,902

Semiconductors & Semiconductor Equipment — 3.8%

ASML Holding NV (Netherlands)	51,722	13,549,612

NVIDIA Corp.	101,918	20,487,557

		34,037,169

Software — 17.7%

Adobe, Inc. (1)	170,805	47,471,834

Salesforce.com, Inc. (1)	255,033	39,910,114

ServiceNow, Inc. (1)	164,512	40,677,237

Splunk, Inc. (1)	169,576	20,342,337

Trade Desk, Inc. (The) (1)	56,949	11,435,359

		159,836,881

Specialty Retail — 5.1%

Home Depot, Inc. (The)	125,449	29,427,826

Ulta Beauty, Inc. (1)	72,533	16,911,069

		46,338,895

Total Common Stock

(Cost: $366,865,832)		896,828,816

MONEY MARKET INVESTMENTS — 0.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (2)	1,112,128	1,112,128

Total Money Market Investments

(Cost: $1,112,128)		1,112,128

Total Investments (99.5%)

(Cost: $367,977,960)		897,940,944

Excess of Other Assets over Liabilities (0.5%)		4,469,869

Net Assets (100.0%)		$902,410,813

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.
REIT -	Real Estate Investment Trust.

See accompanying notes to financial statements.

49

TCW Select Equities Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Beverages	1.9%
Biotechnology	2.3
Capital Markets	4.0
Commercial Services & Supplies	2.2
Equity Real Estate	3.0
Food & Staples Retailing	2.8
Health Care Equipment & Supplies	4.1
Insurance	2.4
Interactive Media & Services	10.9
Internet & Direct Marketing Retail	6.1
IT Services	14.3
Life Sciences Tools & Services	2.4
Machinery	2.2
Pharmaceuticals	3.3
Professional Services	5.4
REIT	5.5
Semiconductors & Semiconductor Equipment	3.8
Software	17.7
Specialty Retail	5.1
Money Market Investments	0.1

Total	99.5%

See accompanying notes to financial statements.

50

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Beverages	$17,103,429	$—	$—	$17,103,429
Biotechnology	20,771,843	—	—	20,771,843
Capital Markets	36,061,912	—	—	36,061,912
Commercial Services & Supplies	19,435,878	—	—	19,435,878
Equity Real Estate	26,844,401	—	—	26,844,401
Food & Staples Retailing	24,852,063	—	—	24,852,063
Health Care Equipment & Supplies	36,794,219	—	—	36,794,219
IT Services	128,867,240	—	—	128,867,240
Insurance	21,538,775	—	—	21,538,775
Interactive Media & Services	98,736,656	—	—	98,736,656
Internet & Direct Marketing Retail	55,254,126	—	—	55,254,126
Life Sciences Tools & Services	21,662,207	—	—	21,662,207
Machinery	19,977,745	—	—	19,977,745
Pharmaceuticals	29,907,696	—	—	29,907,696
Professional Services	49,178,779	—	—	49,178,779
REIT	49,628,902	—	—	49,628,902
Semiconductors & Semiconductor Equipment	34,037,169	—	—	34,037,169
Software	159,836,881	—	—	159,836,881
Specialty Retail	46,338,895	—	—	46,338,895

Total Common Stock	896,828,816	—	—	896,828,816

Money Market Investments	1,112,128	—	—	1,112,128

Total Investments	$897,940,944	$—	$—	$897,940,944

See accompanying notes to financial statements.

51

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2019

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund		TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Dollar Amounts in Thousands (Except Per Share Amounts)
ASSETS
Investments, at Value (1)	$4,017		$968		$7,169		$153,900
Investment in Affiliated Issuers, at Value	—		28,945	(2)	—		—
Receivable for Fund Shares Sold	4		4		—		1,818
Dividends Receivable	1		50		8		67
Receivable from Investment Advisor	13		—		15		29
Prepaid Expenses	11		25		27		27

Total Assets	4,046		29,992		7,219		155,841

LIABILITIES
Payable for Securities Purchased	—		31		—		—
Payable for Fund Shares Redeemed	1		—		—		117
Accrued Directors’ Fees and Expenses	10		10		10		10
Accrued Management Fees	61		8		5		85
Accrued Distribution Fees	—	(3)	—	(3)	—	(3)	10
Other Accrued Expenses	45		28		28		47

Total Liabilities	117		77		43		269

NET ASSETS	$3,929		$29,915		$7,176		$155,572

NET ASSETS CONSIST OF:
Paid-in Capital	$3,588		$26,176		$6,792		$135,944
Accumulated Earnings (Loss)	341		3,739		384		19,628

NET ASSETS	$3,929		$29,915		$7,176		$155,572

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$2,940		$29,565		$6,518		$103,442

N Class Share	$989		$350		$658		$52,130

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	231,434		2,444,905		583,976		5,085,766

N Class Share	77,930		28,989		58,937		2,567,342

NET ASSET VALUE PER SHARE: (5)
I Class Share	$12.70		$12.09		$11.16		$20.34

N Class Share	$12.69		$12.09		$11.16		$20.31

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2019 was $3,516, $941, $5,931 and $134,857, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $25,853.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

52

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2019

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
	Dollar Amounts in Thousands (Except Per Share Amounts)
ASSETS
Investments, at Value (1)	$312,365	$149,395	$79,439	$897,941
Receivable for Securities Sold	619	58	—	5,175
Receivable for Fund Shares Sold	10	51	1	103
Dividends Receivable	354	160	44	200
Foreign Tax Reclaims Receivable	64	—	—	—
Receivable from Investment Advisor	—	—	16	11
Prepaid Expenses	25	26	23	7

Total Assets	313,437	149,690	79,523	903,437

LIABILITIES
Payable for Securities Purchased	1,274	985	911	—
Payable for Fund Shares Redeemed	181	55	102	280
Accrued Directors’ Fees and Expenses	10	10	10	10
Accrued Management Fees	184	102	46	493
Accrued Distribution Fees	47	2	3	28
Other Accrued Expenses	105	84	46	215

Total Liabilities	1,801	1,238	1,118	1,026

NET ASSETS	$311,636	$148,452	$78,405	$902,411

NET ASSETS CONSIST OF:
Paid-in Capital	$233,254	$47,956	$58,438	$293,225
Accumulated Earnings (Loss)	78,382	100,496	19,967	609,186

NET ASSETS	$311,636	$148,452	$78,405	$902,411

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$88,314	$136,917	$63,957	$770,079

N Class Share	$223,322	$11,535	$14,448	$132,332

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	4,928,797	7,326,382	3,036,920	27,858,094

N Class Share	12,242,534	619,512	706,530	5,381,740

NET ASSET VALUE PER SHARE: (3)
I Class Share	$17.92	$18.69	$21.06	$27.64

N Class Share	$18.24	$18.62	$20.45	$24.59

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2019 was $246,973, $105,983, $60,029 and $367,978, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

53

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2019

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$21	(1)	$50	$153	(1)	$893	(1)
Dividends from Investment in Affiliated Issuers	—		669	—		—
Non-cash Dividend Income	—		—	79		222

Total	21		719	232		1,115

Expenses:
Management Fees	20		—	43		541
Accounting Services Fees	6		7	6		9
Administration Fees	18		21	19		25
Transfer Agent Fees:
I Class	19		10	6		45
N Class	7		8	6		22
Custodian Fees	9		4	8		14
Professional Fees	20		18	19		32
Directors’ Fees and Expenses	39		39	39		39
Registration Fees:
I Class	21		18	18		21
N Class	21		18	18		19
Distribution Fees:
N Class	2		1	1		49
Shareholder Reporting Expense	2		2	2		3
Other	6		8	7		11

Total	190		154	192		830

Less Expenses Borne by Investment Advisor:
I Class	106		—	103		70
N Class	58		26	36		54

Net Expenses	26		128	53		706

Net Investment Income (Loss)	(5)		591	179		409

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(142)		—	(186)		435
Investments in Affiliated Issuers	—		(528)	—		—
Realized Gain Received as Distribution from Affiliated Issuers	—		768	—		—
Foreign Currency	—	(2)	—	1		(29)
Change in Unrealized Appreciation (Depreciation) on:
Investments	429		55	1,099		14,408
Investments in Affiliated Issuers	—		2,034	—		—

Net Realized and Unrealized Gain (Loss) on Investments	287		2,329	914		14,814

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$282		$2,920	$1,093		$15,223

(1)	Net of foreign taxes withheld of $0, $4 and $38 for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

54

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2019

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$10,682	(1)	$6,422	$1,432	(1)	$4,945	(1)
Non-cash Dividend Income	222		169	—		—

Total	10,904		6,591	1,432		4,945

Expenses:
Management Fees	2,186		1,596	570		5,975
Accounting Services Fees	28		24	11		63
Administration Fees	58		49	27		109
Transfer Agent Fees:
I Class	48		175	34		642
N Class	266		17	18		143
Custodian Fees	8		10	9		7
Professional Fees	30		33	29		40
Directors’ Fees and Expenses	39		39	39		39
Registration Fees:
I Class	19		23	18		26
N Class	24		19	18		22
Distribution Fees:
N Class	676		30	38		346
Shareholder Reporting Expense	7		7	7		7
Other	69		57	18		128

Total	3,458		2,079	836		7,547

Less Expenses Borne by Investment Advisor:
I Class	5		89	33		—
N Class	205		36	55		103

Net Expenses	3,248		1,954	748		7,444

Net Investment Income (Loss)	7,656		4,637	684		(2,499)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	17,572		86,921	1,274		89,854
Foreign Currency	—		—	—		—	(2)
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,502		(68,765)	71		63,973

Net Realized and Unrealized Gain (Loss) on Investments	19,074		18,156	1,345		153,827

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,730		$22,793	$2,029		$151,328

(1)	Net of foreign taxes withheld of $153, $7 and $22 for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

55

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(5)	$(6)	$591	$501
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(142)	(2)	240	1,389
Change in Unrealized Appreciation (Depreciation) on Investments	429	(11)	2,089	(1,850)

Increase (Decrease) in Net Assets Resulting from Operations	282	(19)	2,920	40

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	—	— (1)	(1,727)	(1,259)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,387	695	460	(1,021)
N Class	203	154	(181)	7

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,590	849	279	(1,014)

Increase (Decrease) in Net Assets	1,872	830	1,472	(2,233)
NET ASSETS
Beginning of Year	2,057	1,227	28,443	30,676

End of Year	$3,929	$2,057	$29,915	$28,443

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

56

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$179	$102	$409	$(33)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(185)	(193)	406	512
Change in Unrealized Appreciation (Depreciation) on Investments	1,099	(161)	14,408	1,221

Increase (Decrease) in Net Assets Resulting from Operations	1,093	(252)	15,223	1,700

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(124)	(82)	(480)	(677)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,772	356	62,945	11,097
N Class	13	1	44,519	2,405

Increase in Net Assets Resulting from Net Capital Shares Transactions	2,785	357	107,464	13,502

Increase in Net Assets	3,754	23	122,207	14,525
NET ASSETS
Beginning of Year	3,422	3,399	33,365	18,840

End of Year	$7,176	$3,422	$155,572	$33,365

See accompanying notes to financial statements.

57

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$7,656	$9,806	$4,637	$6,043
Net Realized Gain on Investments	17,572	26,207	86,921	43,418
Change in Unrealized Appreciation (Depreciation) on Investments	1,502	(48,642)	(68,765)	(69,355)

Increase (Decrease) in Net Assets Resulting from Operations	26,730	(12,629)	22,793	(19,894)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(32,961)	(33,737)	(45,949)	(71,597)

NET CAPITAL SHARE TRANSACTIONS
I Class	(8,551)	(24,898)	(242,502)	18,450
N Class	(179,813)	(44,769)	(928)	(372)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(188,364)	(69,667)	(243,430)	18,078

Decrease in Net Assets	(194,595)	(116,033)	(266,586)	(73,413)
NET ASSETS
Beginning of Year	506,231	622,264	415,038	488,451

End of Year	$311,636	$506,231	$148,452	$415,038

See accompanying notes to financial statements.

58

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$684	$476	$(2,499)	$(3,032)
Net Realized Gain on Investments and Foreign Currency Transactions	1,274	6,667	89,854	134,658
Change in Unrealized Appreciation (Depreciation) on Investments	71	(13,168)	63,973	(20,639)

Increase (Decrease) in Net Assets Resulting from Operations	2,029	(6,025)	151,328	110,987

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(6,781)	(8,260)	(117,727)	(201,824)

NET CAPITAL SHARE TRANSACTIONS
I Class	(4,776)	(213)	(566)	48,042
N Class	(2,634)	1,834	(4,361)	9,190

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(7,410)	1,621	(4,927)	57,232

Increase (Decrease) in Net Assets	(12,162)	(12,664)	28,674	(33,605)
NET ASSETS
Beginning of Year	90,567	103,231	873,737	907,342

End of Year	$78,405	$90,567	$902,411	$873,737

See accompanying notes to financial statements.

59

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 19 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940 as amended. Each Fund has its own investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Non-Diversified U.S. Equity Fund

TCW Artificial Intelligence Equity Fund	Seeks long term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.
Diversified U.S. Equity Funds

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities of U.S. companies; intends to achieve its objective by investing in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generated by the businesses.

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with secondary objective of capital appreciation, by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

60

TCW Funds, Inc.

October 31, 2019

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization ranges of the companies comprising the Russell Mid Cap Index.

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of its net assets in equity securities; uses a highly focused approach to seek to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio manager believes to have strong and enduring business models and inherent advantages over their competitors.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds.

All Funds offer two classes of shares: I Class and N Class. The two Classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Options

61

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds including money market funds are valued based on the NAV per share as reported by the investment companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent

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Note 2 — Significant Accounting Policies (Continued)

that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds including money market funds are valued using the NAV as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

The summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments is listed after each Fund’s Schedule of Investments.

The Funds held no investments or other financial instruments at October 31, 2019 for which fair value was calculated using Level 3 inputs.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

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Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2019, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Numbers of Contracts):

	Equity Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Investments (1)	$5	$5

Total Value	$5	$5

Statement of Operations:
Realized Gain (Loss)
Investments (2)	$(39)	$(39)

Total Realized Gain (Loss)	$(39)	$(39)

Change in Appreciation (Depreciation)
Investments	$1	$1

Total Change in (Depreciation)	$1	$1

Number of Contracts, Notional Amounts or Shares/Units (3)
Options Purchased	101	101

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2019.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the values of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them. There were no when-issued, delayed-delivery or forward commitment transactions in the Funds during the year ended October 31, 2019.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2019.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2019.

Derivatives:

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or take advantage of changes in currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

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Note 3 — Portfolio Investments (Continued)

Options traded on a securities or options exchange typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2019, TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest of the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 1-800-FUND-TCW (1-800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2019, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$443	$237	$680
TCW Global Real Estate Fund	65	—	65
TCW New America Premier Equities Fund	545	575	1,120
TCW Relative Value Dividend Appreciation Fund	619	19,573	20,192
TCW Relative Value Large Cap Fund	3,360	56,558	59,918
TCW Relative Value Mid Cap Fund	140	1,374	1,514
TCW Select Equities Fund	—	81,573	81,573

For the prior fiscal year ended October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$341	$1,228	$1,569
TCW New America Premier Equities Fund	166	297	463
TCW Global Real Estate Fund	33	—	33
TCW Relative Value Dividend Appreciation Fund	506	25,420	25,926
TCW Relative Value Large Cap Fund	4,923	39,750	44,673
TCW Relative Value Mid Cap Fund	—	6,240	6,240
TCW Select Equities Fund	—	117,726	117,726

Permanent differences incurred during the year ended October 31, 2019 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$— (1)	$— (1)	$—	(1)
TCW Conservative Allocation Fund	13	(32)	19
TCW Global Real Estate Fund	(101)	101	—
TCW New America Premier Equities Fund	(29)	(153)	182
TCW Relative Value Dividend Appreciation Fund	— (1)	(3,390)	3,390
TCW Relative Value Large Cap Fund	—	(31,948)	31,948
TCW Relative Value Mid Cap Fund	(1)	(95)	96
TCW Select Equities Fund	275	(8,184)	7,909

(1)	Amounts rounds to less than $1.

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TCW Funds, Inc.

October 31, 2019

Note 5 — Federal Income Taxes (Continued)

During the year ended October 31, 2019, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$499	$1,228	$1,727
TCW Global Real Estate Fund	124	—	124
TCW New America Premier Equities Fund	183	297	480
TCW Relative Value Dividend Appreciation Fund	7,541	25,420	32,961
TCW Relative Value Large Cap Fund	6,199	39,750	45,949
TCW Relative Value Mid Cap Fund	543	6,238	6,781
TCW Select Equities Fund	—	117,727	117,727

During the prior fiscal year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain	Total Distributions
TCW Artificial Intelligence Equity Fund	$—	(1)	$—	$—	(1)
TCW Conservative Allocation Fund	510		749	1,259
TCW Global Real Estate Fund	82		—	82
TCW New America Premier Equities Fund	669		8	677
TCW Relative Value Dividend Appreciation Fund	11,067		22,670	33,737
TCW Relative Value Large Cap Fund	10,302		61,295	71,597
TCW Relative Value Mid Cap Fund	823		7,437	8,260
TCW Select Equities Fund	—		201,824	201,824

(1)	Amounts rounds to less than $1.

At October 31, 2019, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$525	$(72)	$453	$3,564
TCW Conservative Allocation Fund	3,108	(51)	3,057	26,856
TCW Global Real Estate Fund	1,126	(20)	1,106	6,063
TCW New America Premier Equities Fund	18,722	(213)	18,509	135,391
TCW Relative Value Dividend Appreciation Fund	77,756	(19,566)	58,190	254,175
TCW Relative Value Large Cap Fund	46,010	(5,433)	40,577	108,817
TCW Relative Value Mid Cap Fund	22,455	(4,002)	18,453	60,986
TCW Select Equities Fund	535,930	(6,091)	529,839	368,101

At October 31, 2019, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$97	$7	$104
TCW Global Real Estate Fund	717	71	788

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2019. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.70%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.60%
TCW Relative Value Large Cap Fund	0.60%
TCW Relative Value Mid Cap Fund	0.70%
TCW Select Equities Fund	0.65%

Effective November 1, 2018, through December 31, 2018 the management fee was as follows:

TCW Artificial Intelligence Equity Fund	0.80%
TCW New America Premier Equities Fund	0.80%
TCW Relative Value Dividend Appreciation Fund	0.65%
TCW Relative Value Large Cap Fund	0.65%
TCW Select Equities Fund	0.75%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly as a shareholder in the underlying affiliated funds.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets. The expense ratios were effective January 1, 2019.

TCW Artificial Intelligence Equity Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	1.00	% (1)
N Class	1.15	% (1)
TCW New America Premier Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)
TCW Relative Value Dividend Appreciation Fund
I Class	0.73	% (1)
N Class	0.95	% (1)
TCW Relative Value Large Cap Fund
I Class	0.72	% (1)
N Class	0.95	% (1)
TCW Relative Value Mid Cap Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Select Equities Fund
I Class	0.80	% (1)
N Class	1.00	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.

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Note 6 — Fund Management Fees and Other Expenses (Continued)

These ratios were in effect from November 1, 2018 through December 31, 2018.

TCW Artificial Intelligence Equity Fund
I Class	1.05%
N Class	1.05%
TCW New America Premier Equities Fund
I Class	1.04%
N Class	1.04%
TCW Relative Value Dividend Appreciation Fund
I Class	0.80%
N Class	1.00%
TCW Relative Value Large Cap Fund
I Class	0.80%
N Class	1.00%

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Fund’s books as other liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 8 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2019 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Low Duration Bond Fund	0.11%
Metropolitan West Total Return Bond Fund	0.00	% (2)
Metropolitan West Unconstrained Bond Fund	0.18%
TCW Global Bond Fund	4.26%
TCW Global Real Estate Fund	26.61%
TCW New America Premier Equities Fund	2.59%
TCW Relative Value Large Cap Fund	1.40%
TCW Relative Value Mid Cap Fund	0.39%
TCW Select Equities Fund	0.31%
TCW Total Return Bond Fund	0.09%

(1)	Percentage ownership based on total net assets of the underlying fund.
(2)	Amount rounds to less than 0.00%.

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Transactions with Affiliates (Continued)

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 9 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2019 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds		U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$3,280	$1,675		$—	$—
TCW Conservative Allocation Fund	6,383	6,260		—	—
TCW Global Real Estate Fund	7,269	4,328		—	—
TCW New America Premier Equities Fund	182,842	83,566		—	—
TCW Relative Value Dividend Appreciation Fund	64,038	278,858	(1)	—	—
TCW Relative Value Large Cap Fund	50,047	333,561		—	—
TCW Relative Value Mid Cap Fund	20,861	32,580		—	—
TCW Select Equities Fund	56,756	187,109		—	—

(1)

Sales include the Fund’s sale of certain securities to an affiliated investment account for a total of $72,730 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 10 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	145,852	$1,828	87,472	$1,068
Shares Issued upon Reinvestment of Dividends	—	—	12	— (1)
Shares Redeemed	(36,510)	(441)	(30,656)	(373)

Net Increase	109,342	$1,387	56,828	$695

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	27,842	$349	20,017	$250
Shares Issued upon Reinvestment of Dividends	—	—	9	— (1)
Shares Redeemed	(11,932)	(146)	(8,006)	(96)

Net Increase	15,910	$203	12,020	$154

TCW Conservative Allocation Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	91,375	$1,068	91,379	$1,110
Shares Issued upon Reinvestment of Dividends	155,645	1,671	102,921	1,217
Shares Redeemed	(193,887)	(2,279)	(280,133)	(3,348)

Net Increase (Decrease)	53,133	$460	(85,833)	$(1,021)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,184	$50	8,674	$103
Shares Issued upon Reinvestment of Dividends	2,560	27	1,528	18
Shares Redeemed	(22,125)	(258)	(9,614)	(114)

Net Increase (Decrease)	(15,381)	$(181)	588	$7

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TCW Funds, Inc.

October 31, 2019

Note 10 — Capital Share Transactions (Continued)

TCW Global Real Estate Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	294,477	$2,960	125,773	$1,281
Shares Issued upon Reinvestment of Dividends	10,892	108	6,968	68
Shares Redeemed	(31,703)	(296)	(101,561)	(993)

Net Increase	273,666	$2,772	31,180	$356

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9	$— (1)	107	$1
Shares Issued upon Reinvestment of Dividends	1,433	14	1,110	11
Shares Redeemed	(108)	(1)	(1,137)	(11)

Net Increase	1,334	$13	80	$1

TCW New America Premier Equities Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,115,075	$77,882	788,224	$13,092
Shares Issued upon Reinvestment of Dividends	26,097	395	38,162	572
Shares Redeemed	(806,311)	(15,332)	(160,059)	(2,567)

Net Increase	3,334,861	$62,945	666,327	$11,097

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,893,815	$57,028	152,798	$2,489
Shares Issued upon Reinvestment of Dividends	5,126	78	5,974	90
Shares Redeemed	(631,500)	(12,587)	(10,648)	(174)

Net Increase	2,267,441	$44,519	148,124	$2,405

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	504,129	$8,511	1,170,743	$22,458
Shares Issued upon Reinvestment of Dividends	414,078	6,433	349,698	6,687
Shares Redeemed	(1,433,844)	(23,495)	(2,788,916)	(54,043)

Net Decrease	(515,637)	$(8,551)	(1,268,475)	$(24,898)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	319,044	$5,512	1,992,134	$38,575
Shares Issued upon Reinvestment of Dividends	1,656,828	25,982	1,359,169	26,431
Shares Redeemed	(12,869,283)	(211,307)	(5,592,917)	(109,775)

Net Decrease	(10,893,411)	$(179,813)	(2,241,614)	$(44,769)

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Capital Share Transactions (Continued)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,830,874	$31,979	2,750,555	$60,616
Shares Issued upon Reinvestment of Dividends	2,767,903	43,456	3,059,339	66,999
Shares Redeemed	(17,557,586)	(317,937)	(4,954,321)	(109,165)

Net Increase (Decrease)	(12,958,809)	$(242,502)	855,573	$18,450

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	65,333	$1,164	48,027	$1,057
Shares Issued upon Reinvestment of Dividends	89,401	1,401	105,507	2,305
Shares Redeemed	(193,899)	(3,493)	(171,260)	(3,734)

Net Decrease	(39,165)	$(928)	(17,726)	$(372)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	240,142	$4,861	396,213	$10,205
Shares Issued upon Reinvestment of Dividends	304,588	5,401	260,385	6,601
Shares Redeemed	(740,307)	(15,038)	(665,570)	(17,019)

Net Decrease	(195,577)	$(4,776)	(8,972)	$(213)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	34,016	$679	114,082	$2,889
Shares Issued upon Reinvestment of Dividends	71,892	1,239	58,853	1,452
Shares Redeemed	(225,969)	(4,552)	(101,633)	(2,507)

Net Increase (Decrease)	(120,061)	$(2,634)	71,302	$1,834

TCW Select Equities Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,290,816	$83,826	5,631,218	$160,868
Shares Issued upon Reinvestment of Dividends	3,365,894	73,074	4,718,127	118,189
Shares Redeemed	(6,094,637)	(157,466)	(8,316,559)	(231,015)

Net Increase (Decrease)	562,073	$(566)	2,032,786	$48,042

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	855,977	$20,126	513,203	$13,228
Shares Issued upon Reinvestment of Dividends	966,328	18,699	1,337,789	30,448
Shares Redeemed	(1,855,073)	(43,186)	(1,353,097)	(34,486)

Net Increase (Decrease)	(32,768)	$(4,361)	497,895	$9,190

(1)	Amount rounds to less than $1.

Note 11 — Ownership

As of October 31, 2019, affiliates of the Funds and Advisor owned 39.76%, 46.65%, 6.38% and 22.71% of the net assets of the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund, the TCW Relative Value Large Cap Fund and TCW Relative Value Mid Cap Fund, respectively.

74

TCW Funds, Inc.

October 31, 2019

Note 12 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds at October 31, 2019.

Note 13 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2019. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 14 — Liquidity Risk Management Program

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from that committee, as the administrator of the Funds’ Liquidity Program, on the operation of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program.

Note 15 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 15 — Indemnifications (Continued)

unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 16 — New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has concluded there was no material impact to the Funds.

76

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31,			August 31, 2017 (Commencement of Operations) through October 31, 2017
	2019	2018
Net Asset Value per Share, Beginning of Year	$11.18	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.02)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	1.54	0.58		0.64

Total from Investment Operations	1.52	0.54		0.64

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (1)	—

Net Asset Value per Share, End of Year	$12.70	$11.18		$10.64

Total Return	13.60%	5.09%		6.40	% (3)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$2,940	$1,364		$695

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	6.36%	8.32%		23.66	% (4)

After Expense Reimbursement	0.92%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%	(0.34)%		0.23	% (4)

Portfolio Turnover Rate	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017.
(4)	Annualized.

See accompanying notes to financial statements.

77

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31,			August 31, 2017 (Commencement of Operations) through October 31, 2017
	2019	2018
Net Asset Value per Share, Beginning of Year	$11.17	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.03)	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	1.55	0.57		0.64

Total from Investment Operations	1.52	0.53		0.64

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (1)	—

Net Asset Value per Share, End of Year	$12.69	$11.17		$10.64

Total Return	13.61%	5.00%		6.40	% (3)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$989	$693		$532

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	7.99%	9.60%		26.07	% (4)

After Expense Reimbursement	1.01%	1.05%		1.05	% (4)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	(0.33)%		0.25	% (4)

Portfolio Turnover Rate	61.09%	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017.
(4)	Annualized.

See accompanying notes to financial statements.

78

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$11.68	$12.17	$12.13	$12.50	$12.24

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.20	0.15	0.17	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.89	(0.19)	0.67	(0.07)	0.33

Total from Investment Operations	1.13	0.01	0.82	0.10	0.46

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.20)	(0.29)	(0.19)	(0.14)
Distributions from Net Realized Gain	(0.51)	(0.30)	(0.49)	(0.28)	(0.06)

Total Distributions	(0.72)	(0.50)	(0.78)	(0.47)	(0.20)

Net Asset Value per Share, End of Year	$12.09	$11.68	$12.17	$12.13	$12.50

Total Return	10.46%	0.04%	7.28%	0.78%	3.88%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$29,565	$27,925	$30,144	$28,982	$33,909

Ratio of Expenses to Average Net Assets (2)	0.44%	0.37%	0.36%	0.30%	0.25%

Ratio of Net Investment Income to Average Net Assets	2.03%	1.68%	1.26%	1.41%	1.01%

Portfolio Turnover Rate	21.66%	19.79%	55.53%	37.62%	30.24%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

79

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$11.67	$12.15	$12.07	$12.44	$12.17

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.15	0.11	0.11	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.90	(0.18)	0.66	(0.08)	0.35

Total from Investment Operations	1.10	(0.03)	0.77	0.03	0.39

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.15)	(0.20)	(0.12)	(0.06)
Distributions from Net Realized Gain	(0.51)	(0.30)	(0.49)	(0.28)	(0.06)

Total Distributions	(0.68)	(0.45)	(0.69)	(0.40)	(0.12)

Net Asset Value per Share, End of Year	$12.09	$11.67	$12.15	$12.07	$12.44

Total Return	10.16%	(0.35)%	6.74%	0.31%	3.31%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$350	$518	$532	$1,597	$1,876

Ratio of Expenses to Average Net Assets: (2)

Before Expense Reimbursement	6.89%	5.14%	3.30%	1.54%	1.61%

After Expense Reimbursement	0.74%	0.76%	0.81%	0.82%	0.84%

Ratio of Net Investment Income to Average Net Assets	1.75%	1.28%	0.89%	0.89%	0.36%

Portfolio Turnover Rate	21.66%	19.79%	55.53%	37.62%	30.24%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

80

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,				November 28, 2014 (Commencement of Operations) through October 31, 2015
	2019	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$9.30	$10.10	$9.42	$9.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.25	0.25	0.30	0.21
Net Realized and Unrealized Gain (Loss) on Investments	1.78	(0.85)	0.70	(0.26)	(0.27)

Total from Investment Operations	2.11	(0.60)	0.95	0.04	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.20)	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	—	—	(0.01)	—
Distributions from Return of Capital	—	—	—	(0.03)	—

Total Distributions	(0.25)	(0.20)	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$11.16	$9.30	$10.10	$9.42	$9.71

Total Return	23.17%	(6.06)%	10.28%	0.31%	(0.62	)% (2)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$6,518	$2,886	$2,818	$3,499	$4,320

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.15%	3.78%	4.38%	3.29%	5.28	% (3)

After Expense Reimbursement	1.00%	1.12%	1.37%	1.40%	1.43	% (3)

Ratio of Net Investment Income to Average Net Assets	3.25%	2.55%	2.57%	3.14%	2.27	% (3)

Portfolio Turnover Rate	85.18%	121.67%	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

81

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,				November 28, 2014 (Commencement of Operations) through October 31, 2015
	2019	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$9.30	$10.10	$9.42	$9.70	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.39	0.24	0.25	0.32	0.24
Net Realized and Unrealized Gain (Loss) on Investments	1.71	(0.85)	0.70	(0.27)	(0.31)

Total from Investment Operations	2.10	(0.61)	0.95	0.05	(0.07)

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.19)	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	—	—	(0.01)	—
Distributions from Return of Capital	—	—	—	(0.03)	—

Total Distributions	(0.24)	(0.19)	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$11.16	$9.30	$10.10	$9.42	$9.70

Total Return	22.99%	(6.14)%	10.28%	0.41%	(0.72	)% (2)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$658	$536	$581	$517	$510

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	7.17%	7.65%	7.92%	6.66%	9.21	% (3)

After Expense Reimbursement	1.15%	1.22%	1.37%	1.40%	1.43	% (3)

Ratio of Net Investment Income to Average Net Assets	3.88%	2.46%	2.51%	3.34%	2.58	% (3)

Portfolio Turnover Rate	85.18%	121.67%	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

82

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,			January 29, 2016 (Commencement of Operations) through October 31, 2016
	2019	2018	2017
Net Asset Value per Share, Beginning of Year	$16.27	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.11	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	4.18	1.59	4.22	1.15

Total from Investment Operations	4.29	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	(0.05)	—
Distributions from Net Realized Gain	(0.21)	(0.54)	(0.17)	—

Total Distributions	(0.22)	(0.54)	(0.22)	—

Net Asset Value per Share, End of Year	$20.34	$16.27	$15.24	$11.23

Total Return	26.79%	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$103,442	$28,486	$16,527	$3,143

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.93%	1.28%	1.79%	4.72	% (3)

After Expense Reimbursement	0.82%	1.04%	1.04%	1.05	% (3)

Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	(0.13)%	0.11%	1.03	% (3)

Portfolio Turnover Rate	105.28%	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

83

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,			January 29, 2016 (Commencement of Operations) through October 31, 2016
	2019	2018	2017
Net Asset Value per Share, Beginning of Year	$16.27	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.06	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	4.20	1.59	4.22	1.15

Total from Investment Operations	4.26	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	(0.05)	—
Distributions from Net Realized Gain	(0.21)	(0.54)	(0.17)	—

Total Distributions	(0.22)	(0.54)	(0.22)	—

Net Asset Value per Share, End of Year	$20.31	$16.27	$15.24	$11.23

Total Return	26.60%	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$52,130	$4,879	$2,313	$1,128

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.28%	2.14%	3.64%	6.08	% (3)

After Expense Reimbursement	1.00%	1.04%	1.04%	1.05	% (3)

Ratio of Net Investment Income (Loss) to Average Net Assets	0.32%	(0.13)%	0.11%	0.98	% (3)

Portfolio Turnover Rate	105.28%	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

84

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$17.47	$19.14	$16.95	$16.49	$16.71

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.39	0.35	0.48	0.35	0.30
Net Realized and Unrealized Gain (Loss) on Investments	1.37	(0.90)	2.17	0.41	(0.24)

Total from Investment Operations	1.76	(0.55)	2.65	0.76	0.06

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.40)	(0.46)	(0.30)	(0.28)
Distributions from Net Realized Gain	(0.92)	(0.72)	—	—	—

Total Distributions	(1.31)	(1.12)	(0.46)	(0.30)	(0.28)

Net Asset Value per Share, End of Year	$17.92	$17.47	$19.14	$16.95	$16.49

Total Return	11.27%	(3.28)%	15.69%	4.66%	0.40%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$88,314	$95,108	$128,498	$165,331	$175,694

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.75%	0.78%	0.78%	0.87%	0.86%

After Expense Reimbursement	0.74%	N/A	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	2.28%	1.84%	2.60%	2.11%	1.81%

Portfolio Turnover Rate	17.71%	18.48%	23.45%	19.13%	17.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

85

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$17.77	$19.46	$17.23	$16.76	$16.99

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.37	0.32	0.43	0.31	0.26
Net Realized and Unrealized Gain (Loss) on Investments	1.38	(0.93)	2.23	0.43	(0.25)

Total from Investment Operations	1.75	(0.61)	2.66	0.74	0.01

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.36)	(0.43)	(0.27)	(0.24)
Distributions from Net Realized Gain	(0.92)	(0.72)	—	—	—

Total Distributions	(1.28)	(1.08)	(0.43)	(0.27)	(0.24)

Net Asset Value per Share, End of Year	$18.24	$17.77	$19.46	$17.23	$16.76

Total Return	11.02%	(3.52)%	15.46%	4.43%	0.10%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$223,322	$411,123	$493,766	$876,421	$878,544

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.04%	1.05%	1.05%	1.15%	1.14%

After Expense Reimbursement	0.96%	1.00%	1.00%	1.11%	N/A

Ratio of Net Investment Income to Average Net Assets	2.10%	1.62%	2.24%	1.86%	1.53%

Portfolio Turnover Rate	17.71%	18.48%	23.45%	19.13%	17.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

86

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$19.82	$24.30	$21.38	$21.99	$22.09

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.28	0.49	0.32	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.84	(1.18)	3.96	0.19	(0.14)

Total from Investment Operations	1.17	(0.90)	4.45	0.51	0.12

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.47)	(0.41)	(0.25)	(0.22)
Distributions from Net Realized Gain	(1.99)	(3.11)	(1.12)	(0.87)	—

Total Distributions	(2.30)	(3.58)	(1.53)	(1.12)	(0.22)

Net Asset Value per Share, End of Year	$18.69	$19.82	$24.30	$21.38	$21.99

Total Return	8.13%	(5.11)%	21.55%	2.61%	0.50%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$136,917	$402,035	$472,078	$480,174	$667,957

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.78%	0.77%	0.77%	0.88%	0.88%

After Expense Reimbursement	0.74%	N/A	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	1.79%	1.28%	2.11%	1.57%	1.14%

Portfolio Turnover Rate	19.47%	20.47%	24.44%	14.71%	21.60%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

87

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$19.74	$24.21	$21.31	$21.91	$22.04

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.23	0.44	0.28	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.86	(1.18)	3.94	0.19	(0.14)

Total from Investment Operations	1.14	(0.95)	4.38	0.47	0.05

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.41)	(0.36)	(0.20)	(0.18)
Distributions from Net Realized Gain	(1.99)	(3.11)	(1.12)	(0.87)	—

Total Distributions	(2.26)	(3.52)	(1.48)	(1.07)	(0.18)

Net Asset Value per Share, End of Year	$18.62	$19.74	$24.21	$21.31	$21.91

Total Return	7.92%	(5.35)%	21.27%	2.42%	0.20%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$11,535	$13,003	$16,373	$19,530	$25,084

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.24%	1.21%	1.16%	1.23%	1.20%

After Expense Reimbursement	0.95%	0.99%	1.00%	1.10%	1.16%

Ratio of Net Investment Income to Average Net Assets	1.52%	1.05%	1.93%	1.35%	0.86%

Portfolio Turnover Rate	19.47%	20.47%	24.44%	14.71%	21.60%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

88

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$22.44	$25.96	$20.02	$22.43	$26.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.12	0.11	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(1.56)	5.96	0.34	(1.16)

Total from Investment Operations	0.39	(1.44)	6.07	0.52	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.13)	(0.13)	(0.16)	(0.12)
Distributions from Net Realized Gain	(1.62)	(1.95)	—	(2.77)	(3.08)

Total Distributions	(1.77)	(2.08)	(0.13)	(2.93)	(3.20)

Net Asset Value per Share, End of Year	$21.06	$22.44	$25.96	$20.02	$22.43

Total Return	3.18%	(6.48)%	30.40%	3.53%	(4.58)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$63,957	$72,527	$84,136	$74,840	$93,356

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.95%	0.92%	0.99%	0.98%	0.96%

After Expense Reimbursement	0.90%	N/A	N/A	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	0.86%	0.48%	0.45%	0.96%	0.68%

Portfolio Turnover Rate	25.89%	22.60%	31.93%	17.81%	23.15%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

89

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$21.82	$25.28	$19.50	$21.90	$26.08

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.09	0.07	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(1.52)	5.80	0.32	(1.12)

Total from Investment Operations	0.36	(1.43)	5.87	0.46	(1.02)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.08)	(0.09)	(0.09)	(0.08)
Distributions from Net Realized Gain	(1.62)	(1.95)	—	(2.77)	(3.08)

Total Distributions	(1.73)	(2.03)	(0.09)	(2.86)	(3.16)

Net Asset Value per Share, End of Year	$20.45	$21.82	$25.28	$19.50	$21.90

Total Return	3.12%	(6.61)%	30.15%	3.30%	(4.78)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$14,448	$18,040	$19,095	$16,839	$19,559

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.37%	1.31%	1.37%	1.35%	1.30%

After Expense Reimbursement	1.00%	1.04%	1.16%	1.20%	1.21%

Ratio of Net Investment Income to Average Net Assets	0.76%	0.36%	0.29%	0.74%	0.44%

Portfolio Turnover Rate	25.89%	22.60%	31.93%	17.81%	23.15%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

90

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$27.13	$30.42	$26.06	$29.65	$26.71

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.08)	(0.05)	(0.10)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	4.21	3.37	5.99	(1.42)	3.80

Total from Investment Operations	4.15	3.29	5.94	(1.52)	3.78

Less Distributions:
Distributions from Net Realized Gain	(3.64)	(6.58)	(1.58)	(2.07)	(0.84)

Net Asset Value per Share, End of Year	$27.64	$27.13	$30.42	$26.06	$29.65

Total Return	18.98%	12.59%	24.47%	(5.56)%	14.54%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$770,079	$740,485	$768,535	$1,264,622	$1,629,090

Ratio of Expenses to Average Net Assets	0.80%	0.87%	0.88%	0.89%	0.88%

Ratio of Net Investment Loss to Average Net Assets	(0.25)%	(0.29)%	(0.18)%	(0.38)%	(0.08)%

Portfolio Turnover Rate	6.41%	15.43%	17.95%	14.05%	27.19%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

91

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$24.61	$28.23	$24.35	$27.91	$25.26

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.11)	(0.13)	(0.10)	(0.16)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	3.73	3.09	5.56	(1.33)	3.58

Total from Investment Operations	3.62	2.96	5.46	(1.49)	3.49

Less Distributions:
Distributions from Net Realized Gain	(3.64)	(6.58)	(1.58)	(2.07)	(0.84)

Net Asset Value per Share, End of Year	$24.59	$24.61	$28.23	$24.35	$27.91

Total Return	18.74%	12.36%	24.20%	(5.81)%	14.22%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$132,332	$133,252	$138,807	$151,174	$274,026

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.08%	1.15%	1.16%	1.16%	1.14%

After Expense Reimbursement	1.01%	1.08%	1.11%	1.14%	N/A

Ratio of Net Investment Loss to Average Net Assets	(0.45)%	(0.50)%	(0.39)%	(0.64)%	(0.33)%

Portfolio Turnover Rate	6.41%	15.43%	17.95%	14.05%	27.19%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

92

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TCW Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of nineteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the two years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, TCW Global Real Estate Fund which is for each of the four years in the period then ended and for the period November 28, 2014 (commencement of operations) to October 31, 2015, and TCW New America Premier Equities Fund which is for each of the three years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except, TCW Artificial Intelligence Equity Fund which is for each of the two years in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, TCW Global Real Estate Fund which is for each of the four years in the period then ended and for the period November 28, 2014 (commencement of operations) to October 31, 2015, and TCW New America Premier Equities Fund which is for each of the three years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2019

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

93

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2019 to October 31, 2019)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$980.70	0.90%		$4.49
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%		4.58

N Class Shares
Actual	$1,000.00	$980.70	1.00%		$4.99
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,034.20	0.47	% (1)	$2.41	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.47	% (1)	2.40	(1)

N Class Shares
Actual	$1,000.00	$1,032.50	0.73%		$3.74
Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.73%		3.72

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$1,114.10	1.00%		$5.33
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

N Class Shares
Actual	$1,000.00	$1,113.20	1.15%		$6.13
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%		5.85

94

TCW Funds, Inc.

October 31, 2019

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2019 to October 31, 2019)
TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,068.30	0.80%	$4.17
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

N Class Shares
Actual	$1,000.00	$1,067.30	1.00%	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,030.80	0.74%	$3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.48	0.74%	3.77

N Class Shares
Actual	$1,000.00	$1,029.90	0.95%	$4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,008.60	0.73%	$3.70
Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.73%	3.72

N Class Shares
Actual	$1,000.00	$1,007.60	0.95%	$4.81
Hypothetical (5% return before expenses)	1,000.00	1,020.42	0.95%	4.84

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$983.20	0.90%	$4.50
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

N Class Shares
Actual	$1,000.00	$982.70	1.00%	$5.00
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,008.40	0.78%	$3.95
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97

N Class Shares
Actual	$1,000.00	$1,007.40	1.00%	$5.06
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

(1)	Does not include expenses of the underlying affiliated investments.

95

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

96

TCW Funds, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

97

TCW Funds, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

98

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 16, 2019, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2020 through February 5, 2021. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 27, 2019, and in person on September 15, 2019, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also

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discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2019. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that investment performance of most of

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the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but eight Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the three- and five-year periods and the first quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-year period, the third quintile for the five- and three-year periods and the second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five-year period, the fifth quintile for the three-year period and the third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the fourth quintile for the five- and three-year periods and the fifth quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five- and three-year periods and the first quintile for the one-year period.

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With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Relative Value Dividend Appreciation Fund ranked in the fifth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fifth quintile for the one- and three-year periods and the fourth quintile for the five-year period. The Relative Value Mid Cap Fund ranked in the fifth quintile for the one-, five- and ten-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund ranked in the first quintile for the six-month period ended June 30, 2019.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the one-year period and the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the fifth quintile for the three-year period but in the third quintile for the one-year period and the first quintile for the six months ended June 30, 2019. The Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the one-year period but in the second quintile for the three-year period and the first quintile for the five-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the one-year period but in the second quintile for the three-year period and the third quintile for the five-year period. The International Small Cap Fund ranked in the fifth quintile for the one- and five-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the one-year period and the fourth quintile for the three-year period. The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions over the last twelve months weighed on near-term performance and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the second quintile for the ten-year period, the first quintile for the five-year period, the second quintile for the three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

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4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund and the Emerging Markets Multi-Asset Opportunities Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

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The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and continuing subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT-EX. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2019, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.10
TCW New America Premier Equities Fund	$0.09
TCW Relative Value Dividend Appreciation Fund	$1.34
TCW Relative Value Large Cap Fund	$11.14
TCW Relative Value Mid Cap Fund	$0.39
TCW Select Equities Fund	$2.70

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2019 (amounts in thousands):

Fund	Qualified Dividend Income
TCW Artificial Intelligence Equity Fund	$16
TCW Conservative Allocation Fund	$712
TCW Global Real Estate Fund	$158
TCW New America Premier Equities Fund	$1,035
TCW Relative Value Dividend Appreciation Fund	$10,516
TCW Relative Value Large Cap Fund	$6,517
TCW Relative Value Mid Cap Fund	$1,299
TCW Select Equities Fund	$2,793

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Conservative Allocation Fund	7.78%
TCW Global Real Estate Fund	5.21%
TCW New America Premier Equities Fund	100%
TCW Relative Value Dividend Appreciation Fund	100%
TCW Relative Value Large Cap Fund	100%
TCW Relative Value Mid Cap Fund	100%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2020, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2019. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Keppel-KBS U.S. REIT (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund); Norton Simon Museum (art museum); Stanford University (university).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Employee (since 2003), Cowen & Co, (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer)	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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Directors and Officers of the Company (Continued)

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director of TCW Funds, Inc. since its inception in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Vice Chairman (November 2010 – December 2014) and Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of the TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

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Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds.
Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds, Metropolitan West Asset Management Company, LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard M. Villa (1964) Treasurer, Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

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Directors and Officers of the Company (Continued)

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 – December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at www.sec.gov. or the Company’s website at www.tcw.com.

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865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

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FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2019 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2019. I would like to express our appreciation for your continued investment in the TCW Funds as well as to welcome new shareholders to our fund family. As of October 31, 2019, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Following a close to 2018 that saw considerable risk market volatility and a rallying U.S. Treasury market, it only took a few days into the new year before the Fed pivoted from tightening to a more accommodative posture. The softer messaging, memorialized in the first Federal Open Market Committee (FOMC) meeting of the year, provided the impetus and cover for return-hungry investors domestically and internationally. After thus setting the stage for a policy reversal, the Fed ultimately delivered on rate cuts with three eases of 25 basis points in June, September and October. Renewed central bank support (both in the U.S. and abroad) shifted investor sentiment, calming markets of the 2018 volatility and, not to be forgotten, rising rates. The 2019 shift, however, was not solely about addressing market volatility, as trade tensions persisted, global recessionary concerns mounted and economic fundamentals suggested caution. Of particular concern is record levels of debt issuance that have weakened credit metrics, discouraging growth. With a contractionary U.S. Purchasing Managers’ Index (PMI) and a 10-year low in German manufacturing as evidence, businesses are skeptical of the prospective environment and survey-based measures of expectations, confidence and spending decisions show it.

Despite the late cycle conditions defining the U.S. and global economy (soaring debt, slowing growth), to date, a resilient consumer and accommodative Fed have sustained the expansion. Asset prices are higher, too, fixed income in no small part due to collapsing year-over-year U.S. Treasury rates, highlighted by a roughly 150 basis point decline in the 10-Year. Meanwhile, notwithstanding periodic sell-offs, equity markets continued their ascent to record highs, reflected in a 14.3% gain for the S&P 500 Index during the trailing twelve-month period. Bonds, broadly speaking, have posted impressive total returns, with the Bloomberg Barclays Aggregate Index up 11.5% for the year. This was driven by investment grade credit, which returned more than 15.3% and outpaced duration-matched Treasuries by over 220 bps. High yield corporates trailed investment grade, but still delivered an 8.4% return during the period. Among non-corporate credit, the top performing sector was municipals, which gained an impressive 19.3%. Outside of credit, securitized products were mixed, as agency mortgage-backed securities (MBS) trailed given the continued headwinds of Fed balance sheet reduction in addition to uncertainty stemming from the introduction of the single security platform for TBA issues. In contrast, non-agency MBS continued to post consistent, positive returns, particularly from issues backed by subprime and alt-A collateral. Commercial MBS (CMBS) also delivered positive returns, led by non-agency backed CMBS securities. Finally, asset-backed securities (ABS) outperformed duration-matched Treasuries by nearly 60 bps.

The Economy and Market Ahead

Following a prolonged, albeit not especially vigorous, expansion, TCW has increasingly viewed current conditions as late-cycle in character, with a slowing pace of growth a consequence. Given the decidedly tightening posture of the Fed between late 2016 and early 2019 — nine rate hikes and significant balance sheet reduction — it’s not surprising that activity would turn down somewhat,

Letter to Shareholders (Continued)

particularly with a flatter yield curve reducing the incentives for financial intermediaries to expand their lending books. Add in the uncertainty of trade policy and you have players in the real economy deferring capital investment (weakening business confidence) and production volume (falling Institute for Supply Management (ISM) manufacturing), putting further downward pressure on potential growth. Against this backdrop, credit markets have been resilient as investor demand for yield continues to be the dominant force, with technicals generally superseding deteriorating credit fundamentals. Given peak corporate leverage levels that are unlikely to meaningfully improve in the foreseeable future as record debt issuance shows no sign of slowing, combined with weakening issuance practices, our view with regards to credit exposure is particularly cautious even as spreads continued to tighten. The investment management team continues to emphasize a cycle-aware philosophy to mitigate the effects of a more challenging downturn and remains positioned to expand the risk budget when long-term expected returns are more favorable. Portfolios remain true to this disciplined, value-based approach, reflected via a focus on higher quality, more defensive areas of the market.

Data sources for the discussion above include Bloomberg Barclays

TCW Total Return Bond Fund Receives 2019 Lipper Fund Award From Refinitiv

On March 8, 2019, the TCW Total Return Bond Fund was named the Best U.S. Mortgage Fund for the 10-Year Period ended 11/30/18 by Lipper Fund Awards From Refinitiv.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

TCW Core Fixed Income Bond Fund

Management Discussions

The TCW Core Fixed Income Fund — I Class gained 11.48% (net of fees) for the one-year period that ended October 31, 2019, performing largely in line with the Bloomberg Barclays Aggregate Index. Given the disciplined lengthening of Fund duration relative to the benchmark in last year’s rate run-up, performance benefitted from the yield decline over the first half of the period, contributing to returns versus the Index, and positioning has since been trimmed as rates have declined. While the underweight to corporate credit also rewarded returns late in 2018 as yield spreads widened, subsequent tightening resulted in a slight drag. Nevertheless, the impact from corporate positioning overall was positive, driven largely by selective exposure across more conservative, less cyclical areas of the market, and disciplined additions late last year as price weakness presented buy opportunities in selective corporate names that recovered significantly in the first quarter. Small contributions came from the legacy non-agency residential MBS position, particularly securities backed by subprime collateral that enjoyed renewed investor demand and steady fundamentals. Meanwhile, agency MBS positioning was largely neutral versus the Index for most of the period, which insulated performance from widening in the sector, though the position was sized-up (with additions in the low coupon space) at attractive valuations given the widening. ABS was a slight drag as government guaranteed student loans held in the portfolio lagged index ABS, as was the allocation to Treasury futures (used to manage duration) as financing rates have recently exceeded yields.

As Treasuries rallied during the period, the duration profile moved from longer than the benchmark to largely neutral at the end of the period. By way of sector positioning, the Fund maintains a defensive credit stance with minimal exposure to the more vulnerable (i.e., “breakable”) issuers and industries. Exposure emphasizes communications and consumer non-cyclicals such as pharmaceuticals, healthcare, or food and beverage, with an eye towards adding opportunistically across credit during bouts of volatility when prices look relatively more attractive. Outside of credit, senior parts of the structured products markets remain a haven from credit excesses while still generating incremental return, though we remain vigilant to pockets of looser underwriting standards, particularly in current vintage CMBS. Residential MBS also remains an area to pick up relatively reliable yield, particularly in the legacy non-agency MBS space, which continues to present attractive risk-adjusted return potential despite a shrinking market, while the allocation to agency MBS is slightly ahead of the benchmark. Finally, the Fund focuses on super senior ABS backed by government guaranteed student loan collateral and agency-backed issues within CMBS.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Core Fixed Income Bond Fund
Class I (Inception: January 1, 1990)	11.48%	3.27%	3.00%	4.22%	5.96	%(2)
Barclays Aggregate Index	11.51%	3.29%	3.24%	3.73%	5.95%
Class N (Inception: March 1, 1999)	11.27%	3.03%	2.75%	3.91%	5.04%
Barclays Aggregate Index	11.51%	3.29%	3.24%	3.73%	4.88%

For Class I the total expense ratio is 0.51% and the net expense ratio is 0.49%*. For Class N the total expense ratio is 0.81% and the net expense ratio is 0.70%*.

*

Effective February 28, 2019, the Advisor has contractually agreed to cap the expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) of the I share class of the Fund at 0.49% and the N share class of the Fund at 0.73% until March 1, 2020.

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodities Strategy Fund — I Class (“Fund”) fell 0.96% (net of fees) for the one-year period ending October 31, 2019, outpacing the Bloomberg Commodities Index by over 160 bps. Fund performance was driven by the allocation across industrial and financial corporates as yield spreads compressed modestly year-over-year, with banking, P&C insurance, REITS, and consumer non-cyclical industries most additive. Securitized products further contributed, driven by CMBS, which rose alongside corporate, as well as non-agency residential MBS, which were led higher by subprime and alt-A collateral types amid still solid housing fundamentals (i.e. rising home prices, albeit at a slower pace than previous years). Supported by a strong consumer buoyed by a solid job market, ABS added to Fund returns, particularly government guaranteed student loans and credit card sectors.

As Treasuries rallied during the period, the duration profile moved from longer than the benchmark to a mild underweight at the end of the period. By way of sector positioning, the Fund maintains a defensive credit stance with minimal exposure to the more vulnerable (i.e., “breakable”) issuers and industries. Exposure emphasizes consumer non-cyclicals such as pharmaceuticals, healthcare, or food and beverage, as well as short autos, banking, and REITs, with an eye towards adding opportunistically across credit during bouts of volatility when prices look relatively more attractive. Outside of credit, senior parts of the structured products markets remain a haven from credit excesses while still generating incremental return. We remain vigilant to pockets of looser underwriting standards, particularly in current vintage CMBS, though agency-backed issues within CMBS remain a focus. Residential MBS also represents an area to pick up relatively reliable yield, particularly in the legacy non-agency MBS space, which continues to present attractive risk-adjusted return potential despite a shrinking market, while the larger allocation to agency MBS is focused on floating rate collateralized mortgage obligations (CMOs) given relatively stable duration profiles.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	Since Inception (annualized)
TCW Enhanced Commodity Strategy Fund
Class I (Inception: March 31, 2011)	-0.96%	0.50%	-5.77%	-6.22%
Class N (Inception: March 31, 2011)	-1.16%	0.43%	-5.82%	-6.25%
Bloomberg Commodities Index[1]	-2.58%	-0.68%	-6.65%	-7.90%

For Class I the total expense ratio is 17.82% and net expense ratio is 0.70%. For Class N the total expense ratio is 19.14% and the net expense ratio is 0.75%.

*

Effective February 28, 2018, the Advisor has contractually agreed to cap the expenses (excluding interest and required fund fees and expenses, if any) of the I share class of the Fund at 0.70% and the N share class at 0.75% until March 1, 2019.

1	Formerly the Dow Jones UBS Commodity Total Return Index. Rebranded July 1, 2014.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund — I Class gained 10.42% (net of fees) for the one-year period ended October 31, 2019, outperforming the Bloomberg Barclays Global Aggregate Index by 88 bps. From a country perspective, the Fund’s exposure to U.S. rates was additive, as the Fund was long duration in the U.S. as rates significantly rallied, with the Treasury 10-Year yield falling over 140 bps since October 2018. This outperformance more than offset the drag from shorter duration positions across other countries, in particular the Euro area. Currency performance was mixed as gains associated with the Fund’s emphasis on U.S. dollar assets were offset by losses from overweight positions in the Norwegian Krone (NOK), the Polish Zloty (PLN), the Czech Koruna (CZK) and the Colombian Peso (COP), which depreciated significantly against the dollar in Q3 2019. Looking at sector allocation, the Fund remained overweight U.S. structured products such as MBS, ABS, and CMBS which provided a boost to performance. Exposure to corporate credit, which was underweight on a spread duration basis, offset some of these gains. Finally, the most significant performance gains were achieved through security selection. The Fund’s emphasis on U.S. financials, communications, and consumer non-cyclicals was additive along with the overweight to the off-benchmark exposure of non-agency CMBS, which significantly supported relative performance.

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. As risks have risen globally and monetary policy has turned dovish, volatility is likely to increase and markets will need to adjust to this new reality. Given the advanced stage of the U.S. cycle, there is an increased likelihood of a painful and disorderly deleveraging event, with spillover effects into non-U.S. markets. U.S. — China trade tensions continue to challenge to the global economy. These factors, combined with the relatively better U.S. growth prospects, informs an underweight to most of Europe and Asia, particularly continental Europe and Japan, and a modest overweight to the U.S. Similarly, currency exposure remains significantly underweight the euro in favor of exposure to “euro proxies” such as such as NOK, CZK and PLN. Given the broader relative growth prospects the Fund also maintains a small U.S. dollar overweight as a defensive position, with exposure adjusted depending on overall global FX performance. Finally, exposures to select high quality emerging markets with strong external liquidity positions should provide exposure to those countries that are better positioned to weather the rising risks to the global outlook. Finally, tight valuations and historically high leverage in the corporate sector inform our underweight credit positioning, which favors regulated sectors like U.S. financials and REITs, along with significant exposure to U.S. securitized products, which continue to provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	Since Inception (annualized)
TCW Global Bond Fund
Class I (Inception: December 1, 2011)	10.42%	2.84%	1.89%	2.70%
Barclays Global Aggregate Index	9.54%	2.77%	2.13%	1.84%
Class N (Inception: December 1, 2011)	10.32%	2.81%	1.87%	2.68%
Barclays Global Aggregate Index	9.54%	2.77%	2.13%	1.84%

Class I the total expense ratio is 1.79% and the net expense ratio is 0.66*%. For Class N the total expense ratio is 2.09% and the net expense ratio is 0.74*%.

*

Effective February 28, 2019, the Advisor has contractually agreed to cap the expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.60% of average daily net assets with respect to Class I shares and 0.70% of average daily net assets with respect to Class N shares until March 1, 2020.

TCW Global Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Fund — I Class returned 10.44% (net of fees) for the one-year period ended October 31, 2019, delivering a 285 bps premium over the FTSE High Yield Cash Pay Custom Index return. Outperformance was driven by the Fund’s corporate credit positioning that focused on higher quality issues, as the BB-rated cohort significantly outpaced the lower-rated CCC segment. An emphasis on communications and consumer non-cyclicals also benefitted performance, with particularly robust contributions from strong healthcare, pharmaceutical and wireless credits. The underweight to energy credits was also additive, as commodity price volatility weighed on the sector, though this was slightly offset by the underweight to technology, which outperformed the Index. Finally, performance was held back by the Fund’s relatively short duration profile which acted as a headwind as rates fell across the curve.

As stated above, a backdrop of reduced investor risk tolerance combined with limited market liquidity presents potential opportunities for the Fund. As overvalued market risk gives way to what we view as necessary re-pricings in bouts of volatility, we believe that our credit-intensive, bottom-up investment approach, informed first and foremost by valuations, remains the key to prospective returns. This disciplined approach to portfolio construction is reflected in the Fund’s focus on higher quality, more senior areas of the market, while the introduction of risk into the portfolio is done in a measured and selective way. Industrials with more market sensitivity continue to represent a relative underweight, instead emphasizing non-cyclical sectors as well as select companies with solid asset coverage and stable cash flows within lower beta packaging, transportation, communication, food & beverage, and healthcare sectors. Finally, the cash position is maintained to preserve ample capacity to deploy capital as opportunities emerge.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW High Yield Bond Fund
Class I (Inception: February 1, 1989)	10.44%	6.15%	5.04%	6.63%	7.15	%(2)
Citigroup High Yield Cash Pay Capped Index	7.58%	5.67%	4.70%	7.29%	7.81%
Class N (Inception: March 31, 1999)	10.16%	5.86%	4.73%	6.41%	5.35%
Citigroup High Yield Cash Pay Capped Index	7.58%	5.67%	4.70%	7.29%	6.58%

For Class I the total expense ratio is 1.68% and the net expense ratio is 0.55%*. For Class N the total expense ratio is 2.05% and the net expense ratio is 0.80%*.

*

Effective February 28, 2019, the Advisor has contractually agreed to cap the expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) of the I share class of the Fund at 0.55% and the N share class of the Fund at 0.80% until March 1, 2020.

TCW High Yield Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund — I Class returned 3.83% (net of fees), outpacing the Citigroup 1-Year Treasury Index by 58 basis points for the one-year period ended October 31, 2019. As rates declined throughout late 2018 and 2019, the duration of the Fund was trimmed in a disciplined fashion, dollar cost averaging the position from 0.5 years long the Index at the start of the period to 0.1 years short by the end. The longer than index duration position over the first half of the period contributed to relative performance as rates fell, and had little impact in the second half as positioning was largely neutral before going short the benchmark at the end. Relative returns also benefitted from the allocation to short corporate credit, which led fixed income with an excess return vs. duration-matched Treasuries of over 100 bps. Among short corporates, nearly all industries posted positive excess returns (performance beyond that attributable to the move in interest rates). Holdings remained focused on non-cyclicals, autos, banks, and REITs all of which outpaced Treasuries during the period. Further, disciplined additions late last year were additive as price weakness presented buy opportunities in selective corporate names that recovered significantly in the first quarter. Structured products also contributed, particularly floating rate CMOs, which insulated performance from widening in the sector over the period. Finally, marginal contributions came from CMBS and legacy residential non-agency MBS as the sector edged steadily higher, supported by solid demand and attractive fundamentals.

As Treasuries rallied during the period, the duration profile moved from longer than the benchmark to a mild underweight at the end of the period. By way of sector positioning, the Fund maintains a defensive credit stance with minimal exposure to the more vulnerable (i.e., “breakable”) issuers and industries. Exposure emphasizes consumer non-cyclicals such as pharmaceuticals, healthcare, or food and beverage, as well as short autos, banking, and REITs, with an eye towards adding opportunistically across credit during bouts of volatility when prices look relatively more attractive. Outside of credit, senior parts of the structured products markets remain a haven from credit excesses while still generating incremental return, though we remain vigilant to pockets of looser underwriting standards, particularly in current vintage CMBS, though agency-backed issues within CMBS remain a focus. Residential MBS also remains an area to pick up relatively reliable yield, particularly in the legacy non-agency MBS space, which continues to present attractive risk-adjusted return potential despite a shrinking market, while the larger allocation to agency MBS is focused on floating rate CMOs given relatively stable duration profiles.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Short Term Bond Fund
Class I (Inception: February 1, 1990)	3.83%	1.94%	1.38%	2.07%	3.87	%(2)
Citigroup 1-Year Treasury Index	3.25%	1.72%	1.20%	0.82%	3.47%

For Class I the total expense ratio is 3.37% and the net expense ratio is 0.44%.

*

Effective February 28, 2019, the Advisor has contractually agreed to cap the expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) of the I share class of the Fund at 0.44% until March 1, 2020.

TCW Short Term Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund — I Class (“Fund”) gained 10.82% (net of fees) for the one-year period ending October 31, 2019, trailing the Bloomberg Barclays Aggregate Index by 69 bps. Returns benefitted from the off-Index allocation to non-agency MBS, particularly securities backed by subprime collateral that enjoyed renewed investor demand and steady fundamentals. An overweight to agency MBS had a more muted impact as the sector faced technical headwinds related to the removal of Fed balance sheet support and the single security TBA platform initiative, though issue selection was a positive. Elsewhere in securitized, the small allocation to CMBS and ABS remained overweight with a focus on agency CMBS and government guaranteed student loans, though these had minimal impact on returns during the period. Meanwhile, the largest drag on performance came from the lack of exposure to corporate credit. This positioning rewarded returns late in 2018 as yield spreads widened, but the subsequent round-trip in corporate spreads and strong total return profile of the sector resulted in a significant drag. Finally, also weighing on returns was an allocation to Treasury futures (used to manage duration) as financing rates have recently exceeded yields.

While the duration profile of the Fund started the period approximately 0.2 year long relative to the Index, as Treasuries rallied this was sortened in a dollar cost averaging fashion, ending October 2019 at roughly 0.1 years shorter than the Index. By way of sector positioning, the Fund maintains a defensive stance with an up in quality emphasis. Residential MBS remains an area to pick up relatively reliable yield, particularly in the legacy non-agency MBS space, which continues to present attractive risk-adjusted return potential despite a shrinking market, while the allocation to agency MBS is overweight that of the benchmark given strong liquidity characteristics, high quality, and wider spreads. Finally, the Fund focuses on super senior ABS backed by government guaranteed student loan collateral and agency-backed issues within CMBS. The very small allocation to non-agency CMBS is made up of seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage issues. Meanwhile, corporate credit remains absent in the Fund given the mortgage focus.

	Performance through October 31, 2019(1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TCW Total Return Bond Fund
Class I (Inception: June 17, 1993)	10.82%	3.15%	3.06%	4.87%	6.31%
Barclays Aggregate Index	11.51%	3.29%	3.24%	3.73%	5.28%
Class N (Inception: March 1, 1999)	10.46%	2.83%	2.73%	4.55%	5.77%
Barclays Aggregate Index	11.51%	3.29%	3.24%	3.73%	4.88%

For Class I the total expense ratio is 0.62% and the net expense ratio is 0.49%. For Class N the total expense ratio is 0.88% and the net expense ratio is 0.79%.

*

Effective February 28, 2019, the Advisor has contractually agreed to cap the expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) of the I share class of the Fund at 0.49% and the N share class of the Fund at 0.79% until March 1, 2020.

TCW Total Return Bond Fund

Management Discussions (Continued)

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to the risk that certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of November 2019, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

TCW Core Fixed Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 104.4% of Net Assets

CORPORATE BONDS — 23.8%

Aerospace/Defense — 0.1%

L3Harris Technologies, Inc.

4.40% (1)	06/15/28	$1,270,000	$1,433,353

Agriculture — 0.4%

BAT Capital Corp.

4.39%	08/15/37	470,000	464,980

4.76%	09/06/49	1,200,000	1,203,426

Reynolds American, Inc.

5.85%	08/15/45	2,570,000	2,861,814

			4,530,220

Airlines — 0.4%

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

7.10%	10/02/22	885,437	914,037

Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)

7.71%	10/02/22	8,795	9,102

Continental Airlines, Inc. Pass-Through Certificates, (07-1-A) (EETC)

5.98%	10/19/23	773,415	820,300

Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1) (EETC)

7.25%	05/10/21	522,344	522,940

Northwest Airlines LLC Pass-Through Certificates, (01-1-A1) (EETC)

7.04%	10/01/23	417,083	452,201

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	1,371,875	1,533,136

US Airways Group, Inc. Pass-Through Certificates, (10-1A) (EETC)

6.25%	10/22/24	311,361	342,603

US Airways Group, Inc. Pass-Through Certificates, (12-2-A) (EETC)

4.63%	12/03/26	572,266	618,291

			5,212,610

Auto Manufacturers — 1.4%

Ford Motor Credit Co. LLC

2.34%	11/02/20	1,500,000	1,494,938

2.43%	06/12/20	650,000	649,308

2.88% (3 mo. USD LIBOR + 0.880%) (2)	10/12/21	2,265,000	2,234,583

3.37% (3 mo. USD LIBOR + 1.080%) (2)	08/03/22	1,000,000	981,162

5.60%	01/07/22	3,740,000	3,940,408

5.88%	08/02/21	1,795,000	1,883,680

8.13%	01/15/20	1,265,000	1,279,398

Issues	Maturity Date	Principal Amount	Value

Auto Manufacturers (Continued)

General Motors Co.

6.60%	04/01/36	$1,545,000	$1,790,432

General Motors Financial Co., Inc.

3.55%	04/09/21	1,750,000	1,778,034

			16,031,943

Banks — 2.7%

Bank of America Corp.

2.74% (2.738% to 01/23/21 then 3 mo. USD LIBOR +0.37%) (2)	01/23/22	1,105,000	1,113,824

3.00% (3.004% to 02/20/22 then 3 mo. USD LIBOR +0.79%) (2)	12/20/23	4,161,000	4,258,561

Discover Bank

7.00%	04/15/20	1,375,000	1,404,560

Goldman Sachs Group, Inc. (The)

2.63%	04/25/21	920,000	928,779

3.27% (3 mo. USD LIBOR + 1.201%) (2)	09/29/25	2,235,000	2,315,913

3.81% (3.814% to 04/23/28 then 3 mo. USD LIBOR + 1.158%) (2)	04/23/29	1,615,000	1,715,671

6.00%	06/15/20	50,000	51,246

JPMorgan Chase & Co.

3.22% (3 mo. USD LIBOR + 1.155%) (2)	03/01/25	2,985,000	3,100,436

4.02% (4.023% to 12/05/23 then 3 mo. USD LIBOR +1.00%) (2)	12/05/24	965,000	1,030,970

Lloyds Banking Group PLC (United Kingdom)

2.86% (3 mo. USD LIBOR + 1.249%) (2)	03/17/23	1,790,000	1,809,629

2.91% (2.907% to 11/07/22 then 3 mo. USD LIBOR + 0.81%) (2)	11/07/23	1,600,000	1,624,126

4.05%	08/16/23	1,540,000	1,629,772

Lloyds TSB Bank PLC (United Kingdom)

5.80% (1)	01/13/20	780,000	785,767

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3.373% to 01/05/23 then 3 mo. USD LIBOR + 1.08%) (2)	01/05/24	2,460,000	2,512,573

Santander UK PLC (United Kingdom)

3.40%	06/01/21	2,050,000	2,094,601

Wells Fargo & Co.

2.41% (3 mo. USD LIBOR + 0.825%) (2)	10/30/25	850,000	851,316

2.60%	07/22/20	2,165,000	2,177,153

3.00%	04/22/26	1,015,000	1,043,354

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Wells Fargo Bank N.A.

2.08% (3 mo. USD LIBOR + 0.650%) (2)	09/09/22	$1,840,000	$1,837,463

			32,285,714

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	2,425,000	2,901,625

Bacardi, Ltd.

4.70% (1)	05/15/28	1,240,000	1,358,382

			4,260,007

Biotechnology — 0.5%

Amgen, Inc.

4.40%	05/01/45	1,590,000	1,791,564

Biogen, Inc.

5.20%	09/15/45	1,073,000	1,319,164

Celgene Corp.

5.00%	08/15/45	2,020,000	2,580,913

			5,691,641

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	1,735,000	2,007,437

Commercial Services — 0.2%

IHS Markit, Ltd.

4.75% (1)	02/15/25	750,000	827,153

4.75%	08/01/28	1,750,000	1,951,425

			2,778,578

Diversified Financial Services — 1.7%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.95%	02/01/22	685,000	708,941

4.50%	05/15/21	1,690,000	1,751,262

AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Ireland)

5.00%	10/01/21	1,590,000	1,670,494

Air Lease Corp.

4.75%	03/01/20	3,120,000	3,146,161

GE Capital International Funding Co. Unlimited Co. (Ireland)

2.34%	11/15/20	4,907,000	4,903,231

4.42%	11/15/35	4,460,000	4,715,194

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,210,000	2,327,119

Raymond James Financial, Inc.

4.95%	07/15/46	965,000	1,169,155

			20,391,557

Issues	Maturity Date	Principal Amount	Value

Electric — 2.3%

Appalachian Power Co.

4.45%	06/01/45	$690,000	$818,206

Dominion Energy, Inc.

2.54% (3 mo. USD LIBOR + 0.400%) (1)(2)	12/01/20	4,595,000	4,602,053

Duke Energy Florida LLC

2.10%	12/15/19	298,750	298,776

Duke Energy Progress LLC

3.70%	10/15/46	1,325,000	1,432,174

El Paso Electric Co.

3.30%	12/15/22	2,065,000	2,082,809

Entergy Mississippi, Inc.

3.10%	07/01/23	2,755,000	2,837,279

Indiana Michigan Power Co.

4.55%	03/15/46	920,000	1,124,889

KCP&L Greater Missouri Operations Co.

8.27%	11/15/21	1,100,000	1,238,468

Metropolitan Edison Co.

3.50% (1)	03/15/23	3,030,000	3,162,528

MidAmerican Energy Co.

5.80%	10/15/36	1,655,000	2,218,962

NextEra Energy Capital Holdings, Inc.

2.69% (3 mo. USD LIBOR + 0.55%) (2)	08/28/21	2,000,000	2,000,583

Niagara Mohawk Power Corp.

2.72% (1)	11/28/22	920,000	932,187

Public Service Co. of Oklahoma

4.40%	02/01/21	1,840,000	1,891,862

Puget Energy, Inc.

6.00%	09/01/21	1,820,000	1,942,568

Tucson Electric Power Co.

5.15%	11/15/21	1,000,000	1,047,134

			27,630,478

Energy-Alternate Sources — 0.1%

Alta Wind Holdings LLC

7.00% (1)(3)(4)	06/30/35	869,414	984,406

Food — 0.9%

Kraft Heinz Foods Co.

3.00%	06/01/26	1,885,000	1,879,565

4.38%	06/01/46	2,885,000	2,802,681

4.88% (1)	10/01/49	2,830,000	2,926,081

5.00%	06/04/42	968,000	1,015,711

5.20%	07/15/45	350,000	371,647

Kroger Co. (The)

5.40%	01/15/49	1,320,000	1,570,546

			10,566,231

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Gas — 0.3%

CenterPoint Energy Resources Corp.

6.25%	02/01/37	$1,610,000	$2,029,482

KeySpan Gas East Corp.

5.82% (1)	04/01/41	1,551,000	2,052,925

			4,082,407

Healthcare-Products — 0.2%

Becton Dickinson and Co.

2.98% (3 mo. USD LIBOR + 0.875%) (2)	12/29/20	2,756,000	2,757,369

Healthcare-Services — 1.8%

Anthem, Inc.

3.65%	12/01/27	2,405,000	2,548,090

Hartford HealthCare Corp.

5.75%	04/01/44	2,545,000	3,292,038

HCA, Inc.

5.13%	06/15/39	665,000	732,636

5.25%	04/15/25	1,770,000	1,971,697

5.25%	06/15/49	1,525,000	1,694,190

Humana, Inc.

3.95%	08/15/49	1,675,000	1,717,229

NYU Hospitals Center

4.43%	07/01/42	2,755,000	3,334,878

Saint Barnabas Health Care System

4.00%	07/01/28	3,290,000	3,563,237

Sutter Health

2.29%	08/15/53	2,270,000	2,272,093

			21,126,088

Insurance — 0.5%

Farmers Exchange Capital

7.20% (1)	07/15/48	1,495,000	1,968,732

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1)(2)	11/01/53	2,065,000	2,501,231

Prudential Financial, Inc.

4.50%	11/15/20	920,000	945,175

			5,415,138

Media — 0.6%

CBS Corp.

3.70%	06/01/28	2,395,000	2,512,573

Charter Communications Operating LLC / Charter Communications Operating Capital

4.91%	07/23/25	2,500,000	2,760,500

Comcast Corp.

4.60%	10/15/38	820,000	975,983

Time Warner Cable LLC

5.88%	11/15/40	1,200,000	1,385,172

			7,634,228

Issues	Maturity Date	Principal Amount	Value

Miscellaneous Manufacturers — 0.8%

General Electric Co.

2.64% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	$3,045,000	$2,255,377

4.13%	10/09/42	625,000	639,335

4.63%	01/07/21	2,080,000	2,135,300

5.50%	01/08/20	2,660,000	2,675,970

6.75%	03/15/32	1,000,000	1,274,753

			8,980,735

Oil & Gas — 0.6%

Petroleos Mexicanos

6.50%	01/23/29	2,140,000	2,237,035

6.63%	06/15/35	1,105,000	1,131,023

6.75%	09/21/47	2,625,000	2,619,750

7.69% (1)	01/23/50	1,025,000	1,117,660

			7,105,468

Packaging & Containers — 0.2%

Amcor Finance USA, Inc.

3.63% (1)	04/28/26	1,380,000	1,438,274

WRKCo, Inc.

4.90%	03/15/29	1,225,000	1,407,422

			2,845,696

Pharmaceuticals — 2.3%

AbbVie, Inc.

4.40%	11/06/42	1,350,000	1,400,203

4.45%	05/14/46	1,035,000	1,071,079

Actavis Funding SCS (Luxembourg)

3.80%	03/15/25	1,653,000	1,747,076

Allergan Finance LLC

3.25%	10/01/22	936,000	959,164

Bayer US Finance II LLC

4.38% (1)	12/15/28	4,290,000	4,655,448

4.63% (1)	06/25/38	500,000	548,391

4.88% (1)	06/25/48	2,250,000	2,518,675

Cigna Corp.

3.05% (1)	10/15/27	775,000	778,269

4.13%	11/15/25	4,545,000	4,928,989

CVS Health Corp.

3.88%	07/20/25	3,600,000	3,838,164

5.05%	03/25/48	3,870,000	4,467,741

			26,913,199

Pipelines — 1.5%

Enbridge Energy Partners LP

5.88%	10/15/25	333,000	386,448

Energy Transfer Partners LP

5.15%	03/15/45	1,100,000	1,150,632

5.95%	10/01/43	630,000	704,564

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Pipelines (Continued)

Plains All American Pipeline LP / PAA Finance Corp.

4.65%	10/15/25	$2,115,000	$2,255,496

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	2,000,000	1,997,290

6.88% (1)	04/15/40	350,000	371,035

Ruby Pipeline LLC

6.50% (1)	04/01/22	1,726,894	1,791,653

Southern Natural Gas Co. LLC

7.35%	02/15/31	2,380,000	3,145,186

Sunoco Logistics Partners Operations LP

5.40%	10/01/47	825,000	886,418

TC PipeLines LP

4.38%	03/13/25	1,840,000	1,970,163

Texas Eastern Transmission LP

2.80% (1)	10/15/22	920,000	927,497

TransCanada PipeLines, Ltd. (Canada)

6.10%	06/01/40	375,000	483,393

Williams Partners LP

6.30%	04/15/40	1,150,000	1,395,627

			17,465,402

REIT — 1.6%

American Campus Communities Operating Partnership LP

3.30%	07/15/26	1,000,000	1,032,406

3.35%	10/01/20	1,840,000	1,859,915

4.13%	07/01/24	425,000	454,899

AvalonBay Communities, Inc.

3.95%	01/15/21	920,000	938,690

GLP Capital LP / GLP Financing II, Inc.

4.00%	01/15/30	620,000	627,112

5.30%	01/15/29	1,280,000	1,416,000

5.38%	04/15/26	1,308,000	1,441,612

5.75%	06/01/28	1,600,000	1,817,152

HCP, Inc.

3.88%	08/15/24	2,110,000	2,251,238

4.00%	12/01/22	333,000	350,363

4.25%	11/15/23	470,000	504,249

Healthcare Realty Trust, Inc.

3.75%	04/15/23	1,840,000	1,902,697

SL Green Operating Partnership LP

3.25%	10/15/22	2,380,000	2,433,043

SL Green Realty Corp.

7.75%	03/15/20	920,000	938,119

Ventas Realty LP

3.85%	04/01/27	690,000	737,953

Welltower, Inc.

3.75%	03/15/23	555,000	582,245

			19,287,693

Issues	Maturity Date	Principal Amount	Value

Retail — 0.2%

Alimentation Couche-Tard, Inc. (Canada)

3.55% (1)	07/26/27	$1,710,000	$1,778,098

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 1.181%) (1)(2)	04/26/23	800,000	822,718

3.77% (3.766% until 3/08/23 then 3 mo. USD LIBOR + 1.064%) (1)(2)	03/08/24	500,000	519,953

4.36% (3 mo. USD LIBOR + 1.392%) (1)(2)	08/01/24	400,000	424,549

			1,767,220

Semiconductors — 0.2%

Broadcom Corp. / Broadcom Cayman Finance, Ltd.

2.38%	01/15/20	2,675,000	2,677,080

Telecommunications — 1.6%

AT&T, Inc.

4.80%	06/15/44	1,390,000	1,545,024

4.85%	03/01/39	1,554,000	1,758,162

5.25%	03/01/37	3,655,000	4,303,808

Koninklijke KPN NV (Netherlands)

8.38%	10/01/30	900,000	1,220,771

Qwest Corp.

7.25%	09/15/25	920,000	1,052,584

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	500,000	503,750

4.74% (1)	09/20/29	3,240,000	3,462,783

Verizon Communications, Inc.

4.27%	01/15/36	1,324,000	1,499,118

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	1,647,000	1,858,955

Vodafone Group PLC (United Kingdom)

5.25%	05/30/48	1,800,000	2,100,267

			19,305,222

Total Corporate Bonds

(Cost: $265,527,431)			282,945,218

MUNICIPAL BONDS — 0.6%

Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York

4.93%	04/01/20	5,000	5,065

Los Angeles Unified School District/CA, General Obligation

5.76%	07/01/29	2,500,000	3,045,925

New York State, Build America Bonds, General Obligation

5.82%	10/01/31	730,000	755,462

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

State of California, General Obligation

7.95%	03/01/36	$3,000,000	$3,057,480

Total Municipal Bonds

(Cost: $7,156,593)			6,863,932

ASSET-BACKED SECURITIES — 6.3%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	1,465,912	1,599,465

321 Henderson Receivables I LLC (14-2A-A)

3.61% (1)	01/17/73	1,724,899	1,846,252

Babson CLO, Ltd. (16-2A-AR)

3.05% (3 mo. USD LIBOR + 1.080%) (1)(2)	07/20/28	3,100,000	3,101,320

Brazos Education Loan Authority, Inc. (12-1-A1)

2.52% (1 mo. USD LIBOR + 0.700%) (2)	12/26/35	808,676	806,634

Brazos Higher Education Authority, Inc. (10-1-A2)

3.33% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	675,000	680,364

Brazos Higher Education Authority, Inc. (11-1-A3)

3.18% (3 mo. USD LIBOR + 1.050%) (2)	11/25/33	1,695,000	1,693,008

Dryden XXVI Senior Loan Fund (13-26A-AR)

2.90% (3 mo. USD LIBOR + 0.900%) (1)(2)	04/15/29	2,200,000	2,196,192

Educational Funding of the South, Inc. (11-1-A2)

2.59% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35	1,160,044	1,154,492

Educational Services of America, Inc. (12-2-A)

2.55% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	556,377	553,557

GCO Education Loan Funding Master Trust (06-2AR-A1RN)

2.47% (1 mo. USD LIBOR + 0.650%) (1)(2)	08/27/46	2,536,457	2,419,197

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	1,465,375	1,468,486

GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)

3.04% (3 mo. USD LIBOR + 1.110%) (1)(2)	10/29/29	3,100,000	3,095,235

Higher Education Funding I (14-1-A)

3.18% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	2,695,551	2,706,754

Navient Student Loan Trust (14-2-A)

2.46% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	3,436,259	3,383,797

Navient Student Loan Trust (14-3-A)

2.44% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	3,589,169	3,529,445

Navient Student Loan Trust (14-4-A)

2.44% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	1,732,418	1,708,896

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Navient Student Loan Trust (16-1A-A)

2.52% (1 mo. USD LIBOR + 0.700%) (1)(2)	02/25/70	$3,548,041	$3,511,158

Nelnet Student Loan Trust (11-1A-A)

2.67% (1 mo. USD LIBOR + 0.850%) (1)(2)	02/25/48	2,115,489	2,114,823

Nelnet Student Loan Trust (14-4A-A2)

2.77% (1 mo. USD LIBOR + 0.950%) (1)(2)	11/25/48	2,965,000	2,908,764

Nelnet Student Loan Trust (19-4A-A)

2.69% (1 mo. USD LIBOR + 0.870%) (1)(2)	09/26/67	2,967,787	2,971,913

Octagon Investment Partners 25, Ltd. (15-1A-AR)

2.77% (3 mo. USD LIBOR + 0.800%) (1)(2)	10/20/26	4,500,000	4,500,242

PHEAA Student Loan Trust (15-1A-A)

2.42% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/25/41	1,717,587	1,685,246

SLM Student Loan Trust (03-7A-A5A)

3.32% (3 mo. USD LIBOR + 1.200%) (1)(2)	12/15/33	2,755,876	2,726,527

SLM Student Loan Trust (06-2-A6)

2.11% (3 mo. USD LIBOR + 0.170%) (2)	01/25/41	2,973,393	2,863,595

SLM Student Loan Trust (08-2-B)

3.14% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	710,000	680,119

SLM Student Loan Trust (08-3-B)

3.14% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	710,000	681,112

SLM Student Loan Trust (08-4-A4)

3.59% (3 mo. USD LIBOR + 1.650%) (2)	07/25/22	4,743,668	4,789,315

SLM Student Loan Trust (08-4-B)

3.79% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	710,000	707,100

SLM Student Loan Trust (08-5-B)

3.79% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	710,000	716,446

SLM Student Loan Trust (08-6-A4)

3.04% (3 mo. USD LIBOR + 1.100%) (2)	07/25/23	3,874,136	3,853,223

SLM Student Loan Trust (08-6-B)

3.79% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	703,228

SLM Student Loan Trust (08-7-B)

3.79% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	703,907

SLM Student Loan Trust (08-8-B)

4.19% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	710,000	714,718

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-9-A)

3.44% (3 mo. USD LIBOR + 1.500%) (2)	04/25/23	$1,493,264	$1,503,546

SLM Student Loan Trust (08-9-B)

4.19% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	710,000	714,252

SLM Student Loan Trust (11-2-A2)

3.02% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	2,000,000	2,021,990

SLM Student Loan Trust (12-7-A3)

2.47% (1 mo. USD LIBOR + 0.650%) (2)	05/26/26	2,041,761	1,993,912

Total Asset-backed Securities

(Cost: $74,527,683)			75,008,230

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.3%

Fannie Mae, Pool #AE0134

4.40%	02/01/20	202,002	202,672

Fannie Mae, Pool #AM3058

3.41%	04/01/28	3,358,522	3,631,501

Fannie Mae, Pool #AM8645

2.69%	05/01/27	4,598,518	4,782,083

Fannie Mae, Pool #AM9536

3.34%	08/01/30	2,997,603	3,239,094

Fannie Mae, Pool #AN0245

3.42%	11/01/35	2,140,853	2,328,423

Fannie Mae, Pool #AN5742

3.19%	05/01/30	3,350,206	3,588,879

Fannie Mae, Pool #AN5977

3.49%	02/01/33	3,000,000	3,349,508

Fannie Mae, Pool #AN9655

3.71%	06/01/30	4,480,000	5,022,661

Fannie Mae, Pool #BL0844

3.87%	02/01/29	5,965,000	6,730,446

Freddie Mac Multifamily Structured Pass-Through Certificates (K158-A3)

0.00% (5)	10/25/33	2,250,000	2,603,053

Freddie Mac Multifamily Structured Pass-Through Certificates (K155-A3)

3.75%	04/25/33	4,045,000	4,608,446

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ05-A1)

1.42%	05/25/21	539,875	538,480

Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H)

3.03% (6)	01/25/46	5,127,361	5,162,685

Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-A-PT2)

2.49% (6)	09/25/26	4,685,009	4,831,275

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

NCUA Guaranteed Notes (11-C1-2A)

2.52% (1 mo. USD LIBOR + 0.530%) (2)	03/09/21	$540,713	$540,996

Total Commercial Mortgage-backed Securities — Agency

(Cost: $47,770,001)			51,160,202

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 2.0%

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.09% (1),(6)	08/10/38	1,930,000	2,179,746

BBCMS Trust (13-TYSN-A2)

3.76% (1)	09/05/32	1,740,000	1,762,469

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	1,285,000	1,443,137

CityLine Commercial Mortgage Trust (16-CLNE-A)

2.78% (1),(6)	11/10/31	1,815,000	1,854,298

COMM Mortgage Trust (13-300P-A1)

4.35% (1)	08/10/30	1,515,000	1,622,793

COMM Mortgage Trust (14-277P-A)

3.61% (1),(6)	08/10/49	400,000	427,336

COMM Mortgage Trust (16-787S-A)

3.55% (1)	02/10/36	1,635,000	1,751,009

CPT Mortgage Trust

2.87% (7)	11/13/39	1,105,000	1,138,129

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	1,180,000	1,226,754

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	2,185,000	2,344,088

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	1,160,000	1,249,573

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	1,495,000	1,497,636

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)

3.87% (1),(6)	01/05/43	1,710,000	1,833,745

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1),(6)	01/05/43	165,000	177,338

VNDO Mortgage Trust (12-6AVE-A)

3.00% (1)	11/15/30	1,550,000	1,588,101

VNDO Mortgage Trust (13-PENN-A)

3.81% (1)	12/13/29	1,675,000	1,697,333

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $23,096,389)			23,793,485

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 33.5%

Fannie Mae (01-14-SH) (I/F)

21.45% (-3.50 x 1 mo. USD LIBOR + 27.825%) (2)	03/25/30	$121,210	$189,353

Fannie Mae (01-34-FV)

2.32% (1 mo. USD LIBOR + 0.500%) (2)	08/25/31	158,111	159,091

Fannie Mae (04-W10-A6) (PAC)

5.75%	08/25/34	1,728,618	1,895,514

Fannie Mae (07-89-GF)

2.34% (1 mo. USD LIBOR + 0.520%) (2)	09/25/37	626,723	629,999

Fannie Mae (08-30-SA) (I/O) (I/F)

5.03% (-1.00 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	102,514	21,677

Fannie Mae (08-62-SN) (I/O) (I/F)

4.38% (-1.00 x 1 mo. USD LIBOR + 6.200%) (2)	07/25/38	155,858	30,705

Fannie Mae (09-64-TB)

4.00%	08/25/29	1,504,807	1,580,276

Fannie Mae (09-68-SA) (I/O) (I/F)

4.93% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	76,455	14,164

Fannie Mae (10-26-AS) (I/O) (I/F)

4.51% (-1.00 x 1 mo. USD LIBOR + 6.330%) (2)	03/25/40	1,171,925	156,406

Fannie Mae (11-111-DB)

4.00%	11/25/41	4,000,000	4,272,427

Fannie Mae (18-38-LA)

3.00%	06/25/48	4,902,988	4,957,959

Fannie Mae (18-43-CT)

3.00%	06/25/48	3,882,100	3,938,371

Fannie Mae, Pool #254634

5.50%	02/01/23	7,109	7,423

Fannie Mae, Pool #596686

6.50%	11/01/31	11,504	12,822

Fannie Mae, Pool #679263

4.50%	11/01/24	6,814	7,163

Fannie Mae, Pool #727575

5.00%	06/01/33	36,102	38,609

Fannie Mae, Pool #748751

5.50%	10/01/33	91,569	98,379

Fannie Mae, Pool #AB2127

3.50%	01/01/26	748,296	775,057

Fannie Mae, Pool #AL0209

4.50%	05/01/41	608,933	669,970

Fannie Mae, Pool #AL0851

6.00%	10/01/40	602,556	693,504

Fannie Mae, Pool #AS9830

4.00%	06/01/47	4,106,332	4,316,802

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #CA1710

4.50%	05/01/48	$6,381,815	$6,760,237

Fannie Mae, Pool #CA1711

4.50%	05/01/48	4,509,046	4,776,418

Fannie Mae, Pool #CA2208

4.50%	08/01/48	4,054,560	4,274,710

Fannie Mae, Pool #CA2327

4.00%	09/01/48	1,223,653	1,311,370

Fannie Mae, Pool #MA1146

4.00%	08/01/42	1,919,149	2,050,215

Fannie Mae, Pool #MA1561

3.00%	09/01/33	2,810,413	2,909,647

Fannie Mae, Pool #MA1584

3.50%	09/01/33	4,383,213	4,573,487

Fannie Mae, Pool #MA3182

3.50%	11/01/47	1,464,338	1,517,397

Fannie Mae, Pool #MA3834

3.00% (7)	11/01/49	11,672,833	11,866,073

Fannie Mae, Pool #MA3846

3.00% (7)	11/01/49	5,920,000	5,973,353

Freddie Mac (2439-KZ)

6.50%	04/15/32	123,082	139,104

Freddie Mac (2575-FD) (PAC)

2.37% (1 mo. USD LIBOR + 0.450%) (2)	02/15/33	295,703	296,752

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	193,779	201,817

Freddie Mac (3315-S) (I/O) (I/F)

4.49% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	28,563	3,798

Freddie Mac (3339-JS) (I/F)

30.35% (-6.50 x 1 mo. USD LIBOR + 42.835%) (2)	07/15/37	425,187	897,402

Freddie Mac (3351-ZC)

5.50%	07/15/37	324,685	368,381

Freddie Mac (3380-SM) (I/O) (I/F)

4.49% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	10/15/37	524,917	106,313

Freddie Mac (3382-FL)

2.62% (1 mo. USD LIBOR + 0.700%) (2)	11/15/37	176,392	177,910

Freddie Mac (3439-SC) (I/O) (I/F)

3.98% (-1.00 x 1 mo. USD LIBOR + 5.900%) (2)	04/15/38	1,761,884	285,516

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3578-DI) (I/O) (I/F)

4.73% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	04/15/36	$725,741	$132,660

Freddie Mac (4818-CA)

3.00%	04/15/48	2,728,892	2,789,983

Freddie Mac, Pool #A97179

4.50%	03/01/41	1,938,042	2,157,835

Freddie Mac, Pool #C90526

5.50%	02/01/22	4,661	4,783

Freddie Mac, Pool #G06360

4.00%	03/01/41	2,331,479	2,527,738

Freddie Mac, Pool #G06498

4.00%	04/01/41	1,693,594	1,820,162

Freddie Mac, Pool #G06499

4.00%	03/01/41	1,236,183	1,323,734

Freddie Mac, Pool #G07849

3.50%	05/01/44	1,373,731	1,450,535

Freddie Mac, Pool #G07924

3.50%	01/01/45	2,689,797	2,838,501

Freddie Mac, Pool #G08710

3.00%	06/01/46	4,293,993	4,406,257

Freddie Mac, Pool #G08711

3.50%	06/01/46	7,917,367	8,231,365

Freddie Mac, Pool #G08715

3.00%	08/01/46	8,035,382	8,245,461

Freddie Mac, Pool #G08716

3.50%	08/01/46	5,340,475	5,552,274

Freddie Mac, Pool #G08721

3.00%	09/01/46	6,475,034	6,644,319

Freddie Mac, Pool #G08722

3.50%	09/01/46	2,089,172	2,172,027

Freddie Mac, Pool #G08726

3.00%	10/01/46	6,218,520	6,381,099

Freddie Mac, Pool #G08732

3.00%	11/01/46	6,049,756	6,207,922

Freddie Mac, Pool #G08795

3.00%	01/01/48	1,254,290	1,281,128

Freddie Mac, Pool #G08816

3.50%	06/01/48	1,887,122	1,942,151

Freddie Mac, Pool #G08826

5.00%	06/01/48	1,381,173	1,480,355

Freddie Mac, Pool #G16584

3.50%	08/01/33	5,054,931	5,254,760

Freddie Mac, Pool #G18592

3.00%	03/01/31	1,789,964	1,841,212

Freddie Mac, Pool #G18670

3.00%	12/01/32	1,348,981	1,387,414

Freddie Mac, Pool #G18713

3.50%	11/01/33	4,022,422	4,168,527

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G60344

4.00%	12/01/45	$1,215,228	$1,300,681

Freddie Mac, Pool #G67700

3.50%	08/01/46	1,821,381	1,919,798

Freddie Mac, Pool #G67703

3.50%	04/01/47	10,839,167	11,406,724

Freddie Mac, Pool #G67706

3.50%	12/01/47	7,376,051	7,758,746

Freddie Mac, Pool #G67707

3.50%	01/01/48	12,876,424	13,600,862

Freddie Mac, Pool #G67708

3.50%	03/01/48	14,455,885	15,155,684

Freddie Mac, Pool #G67710

3.50%	03/01/48	12,618,473	13,172,857

Freddie Mac, Pool #G67711

4.00%	03/01/48	4,109,141	4,389,352

Freddie Mac, Pool #G67718

4.00%	01/01/49	5,365,287	5,684,150

Freddie Mac, Pool #Q05261

3.50%	12/01/41	1,908,799	2,017,383

Freddie Mac, Pool #Q20178

3.50%	07/01/43	3,369,877	3,575,402

Ginnie Mae (08-27-SI) (I/O) (I/F)

4.62% (-1.00 x 1 mo. USD LIBOR + 6.470%) (2)	03/20/38	316,709	64,282

Ginnie Mae (08-81-S) (I/O) (I/F)

4.35% (-1.00 x 1 mo. USD LIBOR + 6.200%) (2)	09/20/38	1,197,340	239,393

Ginnie Mae (09-66-UF)

2.89% (1 mo. USD LIBOR + 1.000%) (2)	08/16/39	466,044	475,106

Ginnie Mae (10-1-S) (I/O) (I/F)

3.90% (-1.00 x 1 mo. USD LIBOR + 5.750%) (2)	01/20/40	1,867,790	193,519

Ginnie Mae (18-124-NW)

3.50%	09/20/48	2,344,628	2,404,874

Ginnie Mae, Pool #608259

4.50%	08/15/33	38,706	41,649

Ginnie Mae, Pool #782114

5.00%	09/15/36	125,638	140,924

Ginnie Mae, Pool #MA4127

3.50%	12/20/46	4,107,669	4,292,024

Ginnie Mae II, Pool #MA6030

3.50% (7)	07/20/49	1,759,254	1,798,902

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	3,251,217	3,406,278

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	$3,133,980	$3,283,450

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	3,156,377	3,304,461

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	8,362,556	8,644,553

Ginnie Mae II, Pool #MA4196

3.50%	01/20/47	2,693,145	2,810,480

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	1,060,995	1,139,795

Ginnie Mae II, Pool #MA4510

3.50%	06/20/47	1,551,104	1,616,221

Ginnie Mae II, Pool #MA4589

5.00%	07/20/47	2,737,359	2,943,588

Ginnie Mae II, Pool #MA4722

5.00%	09/20/47	983,855	1,057,935

Ginnie Mae II, Pool #MA4777

3.00%	10/20/47	1,177,898	1,217,574

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	4,657,869	4,802,873

Ginnie Mae II, Pool #MA4837

3.50%	11/20/47	10,273,506	10,703,053

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	3,064,189	3,212,210

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	5,338,112	5,595,808

Ginnie Mae II, Pool #MA5078

4.00%	03/20/48	4,590,936	4,808,241

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	9,849,071	10,370,636

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	317,016	330,809

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	634,006	666,986

Ginnie Mae II, Pool #MA6209

3.00% (7)	10/20/49	5,895,000	5,978,057

Ginnie Mae II TBA, 30 Year

3.00% (8)	06/01/49	19,075,000	19,636,802

4.50% (8)	07/01/48	7,485,000	7,848,964

Uniform Mortgage-Backed Securities TBA, 15 Year

2.50% (8)	07/01/34	25,750,000	26,028,623

3.00% (8)	12/01/33	730,000	747,311

Uniform Mortgage-Backed Securities TBA, 30 Year

2.50% (8)	08/01/49	4,400,000	4,369,062

3.00% (8)	06/01/49	9,150,000	9,300,117

4.50% (8)	09/01/48	5,685,000	5,986,350

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

5.00% (8)	10/01/48	$4,425,000	$4,736,133

Total Residential Mortgage-backed Securities — Agency

(Cost: $387,729,112)			397,376,455

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.3%

Aames Mortgage Investment Trust (06-1-A4)

2.38% (1 mo. USD LIBOR + 0.560%) (2)	04/25/36	6,245,361	6,201,874

Aegis Asset Backed Securities Trust (05-5-2A)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	12/25/35	3,284,756	3,294,134

Banc of America Funding Trust (15-R2-9A1)

2.04% (1 mo. USD LIBOR + 0.215%) (1),(2)	03/27/36	1,613,399	1,612,717

Centex Home Equity (02-C-AF6)

4.50% (6)	09/25/32	8,805	8,845

CIM Trust (17-7-A)

3.00% (1),(6)	04/25/57	5,657,484	5,711,147

Citigroup Mortgage Loan Trust (06-2AD)

2.06%	08/25/36	2,252,042	2,226,641

Citigroup Mortgage Loan Trust, Inc. (05-5-2A2)

5.75% (9)	08/25/35	319,523	265,428

Conseco Financial Corp. (98-6-A8)

6.66% (6)	06/01/30	416,038	430,346

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	7,290	7,834

CSMC Series, Ltd. (10-3R-2A3)

4.50% (1),(6)	12/26/36	3,403,539	3,488,803

CSMC Series, Ltd. (15-5R-1A1)

3.37% (1),(6)	09/27/46	2,903,871	2,901,525

CSMC Trust (14-7R-8A1)

3.82% (1),(6)	07/27/37	2,245,631	2,254,816

CSMC Trust (18-RPL9-A)

3.85% (1),(6)	09/25/57	5,165,345	5,458,001

GS Mortgage-Backed Securities Trust (18-RPL1-A1A)

3.75% (1)	10/25/57	5,138,772	5,252,141

GSAA Home Equity Trust (05-11-2A2)

2.14% (1 mo. USD LIBOR + 0.320%) (2)	10/25/35	1,520,813	1,540,368

Home Equity Asset Trust (06-3-1A1)

2.02% (1 mo. USD LIBOR + 0.200%) (2)	07/25/36	2,204,021	2,210,113

Indymac Index Mortgage Loan Trust (05-AR6-2A1)

2.30% (1 mo. USD LIBOR + 0.480%) (2)	04/25/35	792,362	780,889

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Mid-State Trust (04-1-B)

8.90%	08/15/37	$1,019,223	$1,160,256

Morgan Stanley Capital, Inc. (04-WMC2-M1)

2.74% (1 mo. USD LIBOR + 0.915%) (2)	07/25/34	1,073,714	1,082,501

Morgan Stanley Mortgage Loan Trust (04-3-4A)

5.61% (6)	04/25/34	175,399	191,701

New Century Home Equity Loan Trust (05-D-A1)

2.04% (1 mo. USD LIBOR + 0.220%) (2)	02/25/36	4,973,006	4,889,046

Nomura Resecuritization Trust (14-5R-3A1)

2.26% (1 mo. USD LIBOR + 0.240%) (1)(2)	05/26/37	26,397	26,516

Nomura Resecuritization Trust (15-5R-2A1)

4.23% (1),(6)	03/26/35	1,012,895	1,024,695

Option One Mortgage Loan Trust (05-2-M1)

2.48% (1 mo. USD LIBOR + 0.660%) (2)	05/25/35	3,141,948	3,156,723

Structured Asset Investment Loan Trust (04-6-A3)

2.62% (1 mo. USD LIBOR + 0.800%)(2)	07/25/34	3,303,393	3,232,824

Structured Asset Securities Corp. (03-34A-5A4)

4.28% (6)	11/25/33	341,179	355,083

WaMu Mortgage Pass-Through Certificates (05-AR15-A1A1)

2.08% (1 mo. USD LIBOR + 0.260%) (2)	11/25/45	4,605,146	4,529,683

WaMu Mortgage Pass-Through Certificates (05-AR3-A2)

4.43% (6)	03/25/35	1,246,523	1,283,389

Wells Fargo Alternative Loan Trust (07-PA3-2A1)

6.00%	07/25/37	95,730	96,055

Wells Fargo Home Equity Asset-Backed Securities Trust (05-3-M6)

2.83% (1 mo. USD LIBOR + 1.005%) (2)	11/25/35	4,087,681	4,103,119

Wells Fargo Home Equity Trust (04-2-A33)

2.82% (1 mo. USD LIBOR + 1.000%) (2)	10/25/34	5,475,454	5,486,861

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $72,436,100)			74,264,074

U.S. TREASURY BONDS — 5.1% (Cost: $60,797,311)

U.S. Treasury Bond, 2.25%, due 08/15/49		59,521,000	60,497,516

U.S. TREASURY SECURITIES — 22.5%

U.S. Treasury Inflation Indexed Note

0.13% (10)	07/15/24	1,815,223	1,818,145

Issues	Maturity Date	Principal Amount		Value

U.S. TREASURY SECURITIES (Continued)

0.13% (10)	10/15/24		$4,834,855	$4,848,838

0.13% (10)	07/15/26		3,730,100	3,731,749

0.25% (10)	07/15/29		12,924,529	13,068,068

1.00% (10)	02/15/49		12,502,864	14,082,496

U.S. Treasury Note

1.25%	08/31/24		48,199,000	47,617,129

1.50%	08/31/21		22,985,000	22,962,553

1.50%	09/30/21		11,195,000	11,185,555

1.50%	10/31/21		17,215,000	17,208,196

1.50%	09/30/24		75,030,000	74,945,053

1.50%	10/31/24		45,050,000	45,009,525

1.63%	08/15/29		10,776,000	10,713,280

Total U.S. Treasury Securities

(Cost: $266,161,489)				267,190,587

Total Fixed Income Securities

(Cost: $1,205,202,109)				1,239,099,699

		Number of Shares

MONEY MARKET INVESTMENTS — 3.8%

Dreyfus Government Cash Management Fund — Institutional Shares, 1.67% (11)			424,000	424,000

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (11)			44,649,791	44,649,791

Total Money Market Investments

(Cost: $45,073,791)				45,073,791

		Principal Amount

SHORT TERM INVESTMENTS — 1.9%

COMMERCIAL PAPER — 0.3% (Cost: $3,448,469)

Auto Manufacturers — 0.3% (Cost: $3,448,469)

Ford Motor Credit Co.

3.24%	10/14/20		$3,555,000	3,449,713

FOREIGN GOVERNMENT BONDS — 1.5%

Japan Treasury Bill

0.00% (5)	01/20/20	JPY	640,000,000	5,923,154

0.00% (5)	01/27/20	JPY	645,000,000	5,969,608

0.00% (5)	01/14/20	JPY	640,000,000	5,922,428

Total Foreign Government Bonds

(Cost: $17,850,198)				17,815,190

U.S. TREASURY SECURITIES — 0.1% (Cost: $1,338,135)

U.S. Treasury Bill

1.54% (12)(13)	12/26/19		1,342,000	1,338,858

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Value

Total Short Term Investments

(Cost: $22,636,802)	$22,603,761

Total Investments (110.1%)

(Cost: $1,272,912,702)	1,306,777,251

Liabilities In Excess Of Other Assets (-10.1%)	(119,774,568)

Net Assets (100.0%)	$1,187,002,683

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
317	2-Year U.S. Treasury Note Futures	12/31/19	$68,483,586	$68,345,695	$(137,891)
72	2-Year U.S. Treasury Note Futures	03/31/20	15,529,293	15,553,125	23,832
296	5-Year U.S. Treasury Note Futures	12/31/19	35,419,735	35,284,125	(135,610)
49	5-Year U.S. Treasury Note Futures	03/31/20	5,859,868	5,857,414	(2,454)

			$125,292,482	$125,040,359	$(252,123)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (14)
Citibank N.A.	JPY	645,000,000	01/27/20	$5,983,552	$6,000,161	$(16,609)
Goldman Sachs & Co.	JPY	640,000,000	01/14/20	6,000,628	5,949,168	51,460
Goldman Sachs & Co.	JPY	640,000,000	01/21/20	5,987,128	5,951,580	35,548

				$17,971,308	$17,900,909	$70,399

Centrally Cleared-Interest Rate Swap Agreements

Notional Amount	Expiration Date	Payment Frequency	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
66,260,000 (15)	04/11/22	Quarterly	3 Month USD LIBOR	2.26%	$1,054,044	$—	$1,054,044
25,640,000 (15)	05/08/22	Quarterly	3 Month USD LIBOR	2.28%	422,086	—	422,086
10,505,000 (15)	05/08/25	Quarterly	2.37%	3 Month USD LIBOR	(463,296)	—	(463,296)
27,240,000 (15)	04/11/25	Quarterly	2.33%	3 Month USD LIBOR	(1,157,934)	—	(1,157,934)

					$(145,100)	$—	$(145,100)

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2019

Notes to Schedule of Investments:

JPY -	Japanese Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $139,308,808 or 11.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)	Restricted security (Note 11).
(5)	Security is not accruing interest.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(10)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(12)	Rate shown represents yield-to-maturity.
(13)	All or a portion of this security is held as collateral for open futures contracts.
(14)	Fund sells foreign currency, buys U.S. Dollar.
(15)	This instrument has a forward starting effective date. See Note 2, Significant Accounting Policies in the Notes to Financial Statements for further information.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	33.5%
U.S. Treasury Securities	27.7
Corporate Bonds	23.8
Asset-Backed Securities	6.3
Residential Mortgage-Backed Securities — Non-Agency	6.3
Commercial Mortgage-Backed Securities — Agency	4.3
Money Market Investments	3.8
Commercial Mortgage-Backed Securities — Non-Agency	2.0
Foreign Government Bonds	1.5
Municipal Bonds	0.6
Commercial Paper	0.3
Other*	(10.1)

Total	100.0%

*	Includes futures, and swaps, pending trades, interest receivable, fund share transactions and accrued expenses payable.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$281,960,812	$984,406	$282,945,218
Municipal Bonds	—	6,863,932	—	6,863,932
Asset-Backed Securities	—	75,008,230	—	75,008,230
Commercial Mortgage-Backed Securities — Agency	—	51,160,202	—	51,160,202
Commercial Mortgage-Backed Securities — Non-Agency	—	23,793,485	—	23,793,485
Residential Mortgage-Backed Securities — Agency	—	397,376,455	—	397,376,455
Residential Mortgage-Backed Securities — Non-Agency	—	74,264,074	—	74,264,074
U.S. Treasury Bonds	60,497,516	—	—	60,497,516
U.S. Treasury Securities	229,641,291	37,549,296	—	267,190,587

Total Fixed Income Securities	290,138,807	947,976,486	984,406	1,239,099,699

Money Market Investments	45,073,791	—	—	45,073,791
Short-Term Investments*	1,338,858	21,264,903	—	22,603,761

Total Investments	$336,551,456	$969,241,389	$984,406	$1,306,777,251

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	87,008	—	87,008
Futures Contracts
Interest Rate Risk	23,832	—	—	23,832
Swap Agreements
Interest Rate Risk	—	1,476,130	—	1,476,130

Total	$336,575,288	$970,804,527	$984,406	$1,308,364,221

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(275,955)	$—	$—	$(275,955)
Forward Currency Contracts
Foreign Currency Risk	—	(16,609)	—	(16,609)
Swap Agreements
Interest Rate Risk	—	(1,621,230)	—	(1,621,230)

Total	$(275,955)	$(1,637,839)	$—	$(1,913,794)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 78.7%

ASSET-BACKED SECURITIES — 9.6%

BA Credit Card Trust (18-A2-A2)

3.00%	09/15/23	$10,000	$10,170

BlueMountain CLO, Ltd. (13-1A-A1R2)

3.20% (3 mo. USD LIBOR + 1.230%) (1)(2)	01/20/29	7,000	7,006

Chase Issuance Trust (12-A7-A7)

2.16%	09/15/24	10,000	10,084

Citibank Credit Card Issuance Trust (14-A5-A5)

2.68%	06/07/23	10,000	10,139

Educational Services of America, Inc. (12-2-A)

2.55% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	5,564	5,536

Madison Park Funding, Ltd. (18-30A-A)

2.75% (3 mo. USD LIBOR + 0.750%) (1)(2)	04/15/29	10,000	9,921

Nelnet Student Loan Trust (12-5A-A)

2.42% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/27/36	3,615	3,595

Scholar Funding Trust (11-A-A)

2.84% (3 mo. USD LIBOR + 0.900%) (1)(2)	10/28/43	3,166	3,132

SLM Student Loan Trust (05-4-A3)

2.06% (3 mo. USD LIBOR + 0.120%) (2)	01/25/27	11,265	11,248

SLM Student Loan Trust (08-1-A4)

2.59% (3 mo. USD LIBOR + 0.650%) (2)	01/25/22	9,661	9,564

SLM Student Loan Trust (08-3-A3)

2.94% (3 mo. USD LIBOR + 1.000%) (2)	10/25/21	9,944	9,859

SLM Student Loan Trust (08-3-B)

3.14% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	10,000	9,593

SLM Student Loan Trust (13-4-A)

2.37% (1 mo. USD LIBOR + 0.550%) (2)	06/25/43	9,221	9,120

SLM Student Loan Trust (13-6-A3)

2.47% (1 mo. USD LIBOR + 0.650%) (2)	06/25/55	10,628	10,597

Total Asset-backed Securities

(Cost: $119,276)			119,564

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 8.5%

Fannie Mae (10-M5-X) (I/O)

0.96% (3)	07/25/20	570,090	1,973

Fannie Mae (12-M2-X) (I/O)

0.69% (3)	02/25/22	138,166	1,856

Fannie Mae, Pool #AL8939

2.48%	11/01/22	10,114	10,256

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (KJ14-A1)

2.20%	11/25/23	$3,283	$3,313

Freddie Mac (KJ20-A1)

3.21%	10/25/24	7,891	8,264

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ16-A1)

1.97%	04/25/22	2,865	2,875

Freddie Mac Multifamily Structured Pass-Through Certificates (KS03-A4)

3.16% (3)	05/25/25	1,000	1,049

Freddie Mac Multifamily Structured Pass-Through CertificatesFreddie Mac Multifamily Structured Pass Through Certificates (KC01-X1) (I/O)

0.70% (3)	12/25/22	595,706	6,047

Freddie Mac Multifamily Structured Pass-Through Certificates (KF19-A)

2.47% (1 mo. USD LIBOR + 0.450%) (2)	06/25/23	5,443	5,441

Freddie Mac Multifamily Structured Pass-Through Certificates (KF05-A)

2.37% (1 mo. USD LIBOR + 0.350%) (2)	09/25/21	762	762

Freddie Mac Multifamily Structured Pass-Through Certificates (KF14-A)

2.67% (1 mo. USD LIBOR + 0.650%) (2)	01/25/23	6,852	6,871

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.65% (3)	09/25/25	500,000	17,407

Freddie Mac Multifamily Structured Pass-Through Certificates (KS10-A10)

2.41% (1 mo. USD LIBOR + 0.610%) (2)	10/25/28	14,441	14,424

FRESB Mortgage Trust (16-SB17-A5F)

1.86% (3)	06/25/21	10,606	10,580

FRESB Mortgage Trust (16-SB20-A5F)

1.74% (3)	07/25/21	4,437	4,403

Ginnie Mae (11-53-IO) (I/O)

0.00% (3)	05/16/51	559,560	4,982

Ginnie Mae (13-1-IO) (I/O)

0.66% (3)	02/16/54	149,556	4,898

Total Commercial Mortgage-backed Securities — Agency

(Cost: $101,188)			105,401

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.8%

Citigroup Commercial Mortgage Trust (13-GC11-AAB)

2.69%	04/10/46	7,015	7,075

COMM Mortgage Trust (12-CR2-ASB)

2.75%	08/15/45	3,617	3,629

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

COMM Mortgage Trust (13-LC6-XB) (I/O)

0.33% (1)(3)	01/10/46	$100,000	$1,172

GS Mortgage Securities Corp. Trust (17-GPTX-XCP) (I/O)

0.79% (1)(3)	05/10/34	150,000	615

GS Mortgage Securities Trust (11-GC5-XA) (I/O)

1.33% (1)(3)	08/10/44	773,716	13,615

GS Mortgage Securities Trust (13-GC13-AAB)

3.72% (3)	07/10/46	7,266	7,466

JPMBB Commercial Mortgage Securities Trust (13-C17-XA) (I/O)

0.76% (3)	01/15/47	133,690	3,608

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

1.01% (3)	08/15/47	286,684	10,772

JPMorgan Chase Commercial Mortgage Securities Trust (11-C4-XA) (I/O)

1.18% (1)(3)	07/15/46	560,751	7,560

LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)

0.69% (1)(3)(4)	09/15/39	518,081	4,392

Morgan Stanley Bank of America Merrill Lynch Trust (15-C20-ASB)

3.07%	02/15/48	15,000	15,425

Morgan Stanley Bank of America Merrill Lynch Trust (15-C25-ASB)

3.38%	10/15/48	10,000	10,434

Morgan Stanley Capital I Trust (11-C3-A4)

4.12%	07/15/49	7,057	7,247

Morgan Stanley Capital I Trust (15-MS1-ASB)

3.46%	05/15/48	10,000	10,384

Morgan Stanley Capital I Trust (18-H3-A1)

3.18%	07/15/51	12,230	12,418

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.90% (1)(3)	11/15/45	113,197	5,277

WFRBS Commercial Mortgage Trust (14-C20-A3)

3.64%	05/15/47	1,452	1,480

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $118,076)			122,569

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.9% (Cost: $10,544)

Fannie Mae (05-W3-2AF)

2.04% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	10,815	10,776

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 10.1%

Centex Home Equity Loan Trust (05-A-AF5)

5.78%	01/25/35	54,080	54,340

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1)

2.84% (1 mo. USD LIBOR + 1.020%) (2)	11/25/33	$8,965	$8,927

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

2.82% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	7,209	7,227

JPMorgan Mortgage Trust (05-A5-TA1)

4.53% (3)	08/25/35	1,176	1,212

JPMorgan Mortgage Trust (05-A6-7A1)

4.24% (3)	08/25/35	16,932	16,804

MASTR Seasoned Securitization Trust (05-1-4A1)

4.57% (3)	10/25/32	13,625	14,203

Mid-State Trust (04-1-M1)

6.50%	08/15/37	18,798	19,855

Morgan Stanley Mortgage Loan Trust (04-6AR-1A)

2.72% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	1,845	1,854

Residential Asset Mortgage Products, Inc. (04-SL3-A2)

6.50%	12/25/31	756	756

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $111,935)			125,178

CORPORATE BONDS — 31.0%

Aerospace/Defense — 0.3%

United Technologies Corp.

2.82% (3 mo. USD LIBOR + 0.650%) (2)	08/16/21	4,000	4,001

Agriculture — 0.4%

BAT Capital Corp.

2.76%	08/15/22	5,000	5,050

Airlines — 2.0%

Continental Airlines, Inc. Pass-Through Certificates (00-1-A1) (EETC)

8.05%	05/01/22	16,849	17,158

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	7,020	7,846

			25,004

Auto Manufacturers — 1.7%

Ford Motor Credit Co. LLC

4.25%	09/20/22	10,000	10,276

5.75%	02/01/21	5,000	5,174

General Motors Financial Co., Inc.

3.55%	04/09/21	5,000	5,080

			20,530

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks — 6.3%

Bank of America NA

3.34% (3.335% to 1/25/22 then 3 mo. USD LIBOR + 0.650%) (2)	01/25/23	$10,000	$10,262

Citigroup, Inc.

2.89% (3 mo. USD LIBOR + 0.950%) (2)	07/24/23	22,000	22,142

Goldman Sachs Group, Inc. (The)

2.91% (3 mo. USD LIBOR + 0.990%) (2)	07/24/23	5,000	5,088

JPMorgan Chase & Co.

3.00% (3 mo. USD LIBOR + 1.000%) (2)	01/15/23	25,000	25,258

Lloyds TSB Bank PLC (United Kingdom)

6.38%	01/21/21	10,000	10,528

Santander UK Group Holdings PLC (United Kingdom)

3.13%	01/08/21	5,000	5,047

			78,325

Commercial Services — 0.4%

IHS Markit, Ltd.

5.00% (1)	11/01/22	5,000	5,352

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

4.63%	10/30/20	6,000	6,148

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	2,000	2,106

			8,254

Food — 1.2%

Conagra Brands, Inc.

2.51% (3 mo. USD LIBOR + 0.500%) (2)	10/09/20	10,000	10,016

Kraft Heinz Foods Co.

3.00%	06/01/26	5,000	4,986

			15,002

Healthcare-Products — 0.4%

Becton Dickinson and Co.

2.89%	06/06/22	5,000	5,087

Healthcare-Services — 0.9%

Fresenius Medical Care US Finance II, Inc.

4.13% (1)	10/15/20	5,000	5,066

HCA, Inc.

5.00%	03/15/24	5,000	5,454

			10,520

Insurance — 5.6%

Nationwide Mutual Insurance Co.

4.41% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	70,000	70,175

Issues	Maturity Date	Principal Amount	Value

Media — 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital

3.56% (3 mo. USD LIBOR + 1.650%) (2)	02/01/24	$4,000	$4,118

Miscellaneous Manufacturers — 0.6%

General Electric Co.

2.64% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	10,000	7,407

Pharmaceuticals — 2.2%

Allergan Sales LLC

5.00% (1)	12/15/21	6,000	6,308

Bayer US Finance II LLC

3.13% (3 mo. USD LIBOR + 1.010%) (1)(2)	12/15/23	10,000	10,048

CVS Health Corp.

2.82% (3 mo. USD LIBOR + 0.720%) (2)	03/09/21	8,000	8,046

4.30%	03/25/28	3,000	3,266

			27,668

Pipelines — 0.6%

Energy Transfer Operating LP

4.50%	04/15/24	5,000	5,340

Plains All American Pipeline LP / PAA Finance Corp.

4.50%	12/15/26	2,000	2,102

			7,442

REIT — 5.0%

American Campus Communities Operating Partnership LP

3.75%	04/15/23	5,000	5,220

Boston Properties LP (REIT)

4.13%	05/15/21	5,000	5,139

Camden Property Trust

2.95%	12/15/22	5,000	5,106

GLP Capital LP / GLP Financing II, Inc.

5.38%	11/01/23	5,000	5,456

HCP, Inc.

3.15%	08/01/22	15,000	15,352

Healthcare Trust of America Holdings LP

3.70%	04/15/23	5,000	5,176

National Retail Properties, Inc.

3.80%	10/15/22	5,000	5,199

SL Green Operating Partnership LP

3.25%	10/15/22	5,000	5,111

UDR, Inc.

4.63%	01/10/22	5,000	5,221

WEA Finance LLC

3.15% (1)	04/05/22	5,000	5,103

			62,083

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Retail — 0.4%

Alimentation Couche-Tard, Inc. (Canada)

2.70% (1)	07/26/22	$5,000	$5,060

Savings & Loans — 0.4%

Nationwide Building Society (United Kingdom)

4.36% (3 mo. USD LIBOR + 1.392%) (1)(2)	08/01/24	5,000	5,307

Semiconductors — 0.4%

Broadcom, Inc.

3.13% (1)	04/15/21	5,000	5,060

Telecommunications — 1.2%

AT&T, Inc.

3.31% (3 mo. USD LIBOR + 1.180%) (2)	06/12/24	10,000	10,176

Vodafone Group PLC (United Kingdom)

3.75%	01/16/24	4,000	4,225

			14,401

Total Corporate Bonds

(Cost: $375,488)			385,846

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 8.8%

U.S. Treasury Note

1.50%	08/31/21	29,000	28,972

1.50%	09/30/21	47,000	46,960

1.50%	10/31/21	34,000	33,987

Total U.S. Treasury Securities

(Cost: $109,772)			109,919

Total Fixed Income Securities

(Cost: $946,279)			979,253

Security		Shares

Money Market Investments — 23.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class 1.75% (5)(6)		292,069	292,069

Total Money Market Investments

(Cost: $292,069)			292,069

Total Investments (102.2%)

(Cost: $1,238,348)			1,271,322

Liabilities In Excess Of Other Assets (-2.2%)			(26,884)

Net Assets (100.0%)			$1,244,438

Total Return Swaps (5)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation	Premium Paid	Value
OTC Swaps
1,231,117	11/19/19	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (7)	Monthly	$ 8,479	$—	$8,479

Notes to Schedule of Investments:

CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/O -	Interest Only Security.
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $181,406 or 14.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Restricted security (Note 11).
(5)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(7)	Custom Index has exposure to the following commodities as shown on the next page.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Components of Total Return Swap	October 31, 2019

Description(1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$168,539	13.69%	$2,310
WTI Crude Oil	99,351	8.07%	824
Brent Crude Oil	87,163	7.08%	412
Copper High Grade	85,686	6.96%	95
Natural Gas	92,457	7.51%	3,290
Corn	71,774	5.83%	(618)
Soybeans	70,912	5.76%	(1,170)
Aluminium Primary	47,890	3.89%	355
Live Cattle	47,398	3.85%	1,397
Silver	52,446	4.26%	1,431
Zinc High Grade	37,180	3.02%	471
RBOB Gasoline	31,024	2.52%	344
Soybean Meal	38,288	3.11%	(543)
Gasoil	31,640	2.57%	(819)
Sugar #11	36,195	2.94%	468
Soybean Oil	39,396	3.20%	478
Nickel Primary	47,398	3.85%	1247
Lean Hogs	25,607	2.08%	(1,187)
SRW Wheat	36,564	2.97%	(1,658)
Heating Oil	26,592	2.16%	(683)
Coffee ‘C’ Arabica	29,670	2.41%	1,794
Cotton	15,020	1.22%	(42)
HRW Wheat	12,927	1.05%	(448)
United States Treasury Bill	—	—	731

	$1,231,117	100.00%	$8,479

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Corporate Bonds	31.0%
Money Market Investments	23.5
Residential Mortgage-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities — Non-Agency	9.8
Asset-Backed Securities	9.6
U.S. Treasury Securities	8.8
Commercial Mortgage-Backed Securities — Agency	8.5
Residential Mortgage-Backed Securities — Agency	0.9
Other*	(2.2)

Total	100.0%

*	Includes cash, swaps, interest receivable and accrued expenses payable.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$119,564	$—	$119,564
Commercial Mortgage-Backed Securities — Agency	—	105,401	—	105,401
Commercial Mortgage-Backed Securities — Non-Agency	—	122,569	—	122,569
Residential Mortgage-Backed Securities — Agency	—	10,776	—	10,776
Residential Mortgage-Backed Securities — Non-Agency	—	125,178	—	125,178
Corporate Bonds*	—	385,846	—	385,846
U.S. Treasury Securities	75,932	33,987	—	109,919

Total Fixed Income Securities	75,932	903,321	—	979,253

Money Market Investments	292,069	—	—	292,069

Total Investments	368,001	903,321	—	1,271,322

Asset Derivatives
Swap Agreements
Commodity Risk	—	8,479	—	8,479

Total	$368,001	$911,800	$—	$1,279,801

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 100.2% of Net Assets

CORPORATE BONDS — 21.1%

Aerospace/Defense — 0.2%

L3Harris Technologies, Inc.

4.40% (1)	06/15/28	$25,000	$28,216

Agriculture — 0.8%

BAT Capital Corp.

4.54%	08/15/47	10,000	9,722

4.76%	09/06/49	20,000	20,057

BAT International Finance PLC (United Kingdom)

2.25% (2)	01/16/30	100,000	115,223

			145,002

Airlines — 0.7%

Continental Airlines, Inc. Pass-Through Trust (01-1A-1) (EETC)

6.70%	12/15/22	11,260	11,946

Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)

6.72%	07/02/24	60,889	64,402

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	11,281	12,413

US Airways Group, Inc. Pass-Through Certificates (12-1-A) (EETC)

5.90%	04/01/26	35,101	39,228

			127,989

Auto Manufacturers — 1.1%

Ford Motor Credit Co. LLC

2.34%	11/02/20	25,000	24,916

3.20%	01/15/21	40,000	40,056

3.37% (3 mo. USD LIBOR + 1.080%) (3)	08/03/22	25,000	24,529

3.37% (3 mo. USD LIBOR + 1.270%) (3)	03/28/22	20,000	19,755

5.88%	08/02/21	10,000	10,494

8.13%	01/15/20	65,000	65,740

			185,490

Banks — 3.1%

Bank of America Corp.

3.00% (3.004% to 12/20/22 then 3 mo. USD LIBOR +0.790%) (3)	12/20/23	10,000	10,234

Bank of New York Mellon Corp. (The)

3.25%	09/11/24	10,000	10,548

Citigroup, Inc.

3.14% (3 mo. USD LIBOR + 0.722%) (3)	01/24/23	75,000	76,521

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc. (The)

2.88% (2.876% to 10/31/17 then 3 mo. USD LIBOR +0.821%) (3)	10/31/22	$100,000	$101,350

2.91% (3 mo. USD LIBOR + 0.990%) (3)	07/24/23	50,000	50,876

JPMorgan Chase & Co.

3.56% (3 mo. USD LIBOR + 0.73%) (3)	04/23/24	100,000	104,491

Lloyds Banking Group PLC (United Kingdom)

2.91% (2.907% to 11/07/22 then 3 mo. USD LIBOR +0.810%) (3)	11/07/23	50,000	50,754

Santander UK Group Holdings PLC (United Kingdom)

4.80% (4.796% to 11/15/23 then 3 mo. USD LIBOR +1.570%) (3)	11/15/24	50,000	53,947

Wells Fargo & Co.

3.00%	04/22/26	85,000	87,375

			546,096

Beverages — 0.5%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	29,000	34,700

Anheuser-Busch InBev Worldwide, Inc.

4.75%	01/23/29	25,000	29,078

Bacardi, Ltd.

4.70% (1)	05/15/28	15,000	16,432

			80,210

Biotechnology — 0.3%

Amgen, Inc.

4.40%	05/01/45	25,000	28,169

Celgene Corp.

3.88%	08/15/25	20,000	21,658

			49,827

Commercial Services — 0.2%

IHS Markit, Ltd.

4.75%	08/01/28	30,000	33,453

Diversified Financial Services — 0.5%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.95%	02/01/22	25,000	25,874

Air Lease Corp.

2.13%	01/15/20	35,000	34,996

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	10,000	10,530

5.50% (1)	02/15/24	15,000	16,510

			87,910

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Electric — 1.1%

AEP Texas Central Co.

3.85% (1)	10/01/25	$50,000	$53,023

ITC Holdings Corp.

3.65%	06/15/24	40,000	42,365

MidAmerican Energy Co.

3.10%	05/01/27	40,000	42,417

Pennsylvania Electric Co.

3.25% (1)	03/15/28	50,000	51,909

			189,714

Entertainment — 0.1%

Churchill Downs, Inc.

4.75% (1)	01/15/28	10,000	10,400

5.50% (1)	04/01/27	3,000	3,180

			13,580

Food — 0.5%

Kraft Heinz Foods Co.

3.00%	06/01/26	35,000	34,899

3.95%	07/15/25	35,000	36,880

Kroger Co. (The)

4.50%	01/15/29	15,000	16,829

Post Holdings, Inc.

5.50% (1)	12/15/29	7,000	7,397

			96,005

Healthcare-Products — 0.2%

Becton Dickinson and Co.

2.89%	06/06/22	30,000	30,523

Healthcare-Services — 0.9%

Anthem, Inc.

3.50%	08/15/24	50,000	52,870

Catalent Pharma Solutions, Inc.

4.88% (1)	01/15/26	15,000	15,562

Encompass Health Corp.

4.75%	02/01/30	8,000	8,270

HCA, Inc.

4.13%	06/15/29	30,000	31,762

5.00%	03/15/24	3,000	3,273

5.25%	04/15/25	2,000	2,228

Humana, Inc.

4.95%	10/01/44	10,000	11,451

Molina Healthcare, Inc.

5.38%	11/15/22	8,000	8,480

Tenet Healthcare Corp.

4.88% (1)	01/01/26	7,000	7,254

5.13% (1)	11/01/27	12,000	12,495

			153,645

Issues	Maturity Date	Principal Amount		Value

Insurance — 0.5%

Farmers Exchange Capital II

6.15% (3 mo. USD LIBOR + 3.744%) (1)(3)	11/01/53		$80,000	$96,900

Media — 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital

6.48%	10/23/45		30,000	36,898

CSC Holdings LLC

6.50% (1)	02/01/29		7,000	7,831

Sirius XM Radio, Inc.

3.88% (1)	08/01/22		15,000	15,338

				60,067

Miscellaneous Manufacturers — 1.7%

General Electric Co.

2.64% (3 mo. USD LIBOR + 0.480%) (3)	08/15/36		200,000	148,137

2.67% (3 mo. USD LIBOR + 0.38%) (3)	05/05/26		100,000	92,365

3.00% (3 mo. USD LIBOR + 1.000%) (3)	04/15/23		40,000	39,653

5.55%	01/05/26		25,000	28,182

				308,337

Oil & Gas — 1.8%

Antero Resources Corp.

5.00%	03/01/25		20,000	13,300

5.13%	12/01/22		6,000	4,522

Parsley Energy LLC / Parsley Finance Corp.

5.38% (1)	01/15/25		3,000	3,103

Petrobras Global Finance BV

8.75%	05/23/26		70,000	89,824

Petroleos Mexicanos

3.13% (2)	11/27/20	EUR	100,000	115,139

5.50% (2)	02/24/25	EUR	30,000	37,847

6.84% (1)	01/23/30		20,000	21,336

Range Resources Corp.

4.88%	05/15/25		9,000	7,267

Transocean Pontus, Ltd.

6.13% (1)	08/01/25		14,240	14,276

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27		7,000	7,093

				313,707

Oil & Gas Services — 0.0%

USA Compression Partners LP / USA Compression Finance Corp.

6.88% (1)	09/01/27		4,000	4,020

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers — 0.5%

Bemis Co., Inc.

3.10% (1)	09/15/26	$25,000	$24,807

Berry Global, Inc.

4.88% (1)	07/15/26	4,000	4,215

Graphic Packaging International LLC

4.88%	11/15/22	8,000	8,420

Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)

5.50% (3 mo. USD LIBOR + 3.500%) (1)(3)	07/15/21	20,000	20,100

5.75%	10/15/20	4,846	4,858

Sealed Air Corp.

5.50% (1)	09/15/25	14,000	15,295

WRKCo, Inc.

4.65%	03/15/26	15,000	16,589

			94,284

Pharmaceuticals — 1.0%

AbbVie, Inc.

4.50%	05/14/35	25,000	27,173

AstraZeneca PLC (United Kingdom)

3.38%	11/16/25	25,000	26,456

Bayer US Finance II LLC

3.13% (3 mo. USD LIBOR + 1.01%) (1)(3)	12/15/23	50,000	50,242

4.25% (1)	12/15/25	20,000	21,527

CVS Health Corp.

5.05%	03/25/48	40,000	46,178

			171,576

Pipelines — 0.5%

Energy Transfer Partners LP

5.15%	03/15/45	50,000	52,301

Rockies Express Pipeline LLC

5.63% (1)	04/15/20	24,000	24,463

Sabine Pass Liquefaction LLC

5.75%	05/15/24	15,000	16,787

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

6.88% (1)	01/15/29	3,000	3,251

			96,802

REIT — 1.4%

American Campus Communities Operating Partnership LP

3.35%	10/01/20	50,000	50,541

GLP Capital LP / GLP Financing II, Inc.

3.35%	09/01/24	45,000	45,647

5.30%	01/15/29	15,000	16,594

5.38%	04/15/26	25,000	27,554

HCP, Inc.

3.15%	08/01/22	50,000	51,174

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

SL Green Operating Partnership LP

3.15% (3 mo. USD LIBOR + 0.98%) (3)	08/16/21	$50,000	$50,010

			241,520

Retail — 0.5%

Alimentation Couche-Tard, Inc. (Canada)

2.70% (1)	07/26/22	10,000	10,120

eG Global Finance PLC (United Kingdom)

6.75% (1)	02/07/25	9,000	9,034

Rite Aid Corp.

6.13% (1)	04/01/23	17,000	14,536

Walgreens Boots Alliance, Inc.

3.45%	06/01/26	60,000	62,252

			95,942

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

3.77% (3.766% to 03/08/23 then 3 mo. USD LIBOR +1.064%) (1)(3)	03/08/24	15,000	15,599

Semiconductors — 0.3%

Broadcom, Inc.

3.13% (1)	04/15/21	60,000	60,722

Telecommunications — 2.3%

AT&T, Inc.

3.40%	05/15/25	45,000	47,233

3.88%	01/15/26	25,000	26,779

4.80%	06/15/44	44,000	48,907

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (1)	10/15/24	8,000	8,067

9.75% (1)	07/15/25	15,000	15,640

Level 3 Financing, Inc.

4.63% (1)	09/15/27	3,000	3,060

Qwest Corp.

7.25%	09/15/25	14,000	16,018

Sprint Communications, Inc.

7.00% (1)	03/01/20	6,000	6,103

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	87,500	88,156

T-Mobile USA, Inc.

6.00%	04/15/24	26,000	27,040

Verizon Communications, Inc.

4.27%	01/15/36	55,000	62,274

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	48,000	54,177

			403,454

Total Corporate Bonds

(Cost: $3,590,494)			3,730,590

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

MUNICIPAL BOND — 0.3% (Cost: $40,000)

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32		$ 40,000	$45,306

FOREIGN GOVERNMENT BONDS — 45.5%

Australia Government Bond

2.75% (2)	04/21/24	AUD	99,000	73,880

3.25% (2)	04/21/29	AUD	170,000	139,708

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/25	BRL	185,000	55,635

10.00%	01/01/29	BRL	135,000	41,137

Canadian Government Bond

0.50%	03/01/22	CAD	215,000	159,759

0.75%	03/01/21	CAD	375,000	282,194

1.00%	09/01/22	CAD	120,000	90,015

China Development Bank

3.18%	04/05/26	CNY	1,400,000	192,140

3.30%	02/01/24	CNY	600,000	84,174

China Government Bond

3.22%	12/06/25	CNY	1,210,000	172,100

Colombian TES

6.25%	11/26/25	COP	130,000,000	40,031

7.75%	09/18/30	COP	100,000,000	33,519

Czech Republic Government Bond

0.45% (2)	10/25/23	CZK	3,680,000	155,982

2.75%	07/23/29	CZK	1,540,000	75,945

3.75% (2)	09/12/20	CZK	2,400,000	107,228

France Government Bond OAT

2.00% (2)	05/25/48	EUR	130,000	196,631

Hungary Government Bond

3.00%	08/21/30	HUF	14,000,000	52,655

Indonesia Government International Bond

1.40%	10/30/31	EUR	100,000	111,155

Indonesia Treasury Bond

8.25%	05/15/29	IDR	2,105,000,000	163,082

8.38%	03/15/24	IDR	775,000,000	59,137

Ireland Government Bond

0.90% (2)	05/15/28	EUR	125,000	151,277

1.30% (2)	05/15/33	EUR	90,000	113,764

2.00% (2)	02/18/45	EUR	85,000	123,744

Israel Government Bond

3.75%	03/31/47	ILS	445,000	174,000

Italy Buoni Ordinari del Tesoro BOT

0.20%	10/15/20	EUR	315,000	352,941

Italy Buoni Poliennali Del Tesoro

3.10% (2)	03/01/40	EUR	32,000	43,853

3.85% (2)	09/01/49	EUR	33,000	51,989

Japan Government Ten-Year Bond

1.00%	09/20/21	JPY	56,050,000	530,509

Japan Government Thirty Year Bond

0.70%	12/20/48	JPY	7,250,000	72,960

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

Japan Government Thirty-Year Bond

2.00%	03/20/42	JPY	41,200,000	$524,134

Japan Government Twenty Year Bond

0.50%	09/20/36	JPY	10,100,000	98,987

Kingdom of Belgium Government Bond

1.70% (2)	06/22/50	EUR	35,000	49,414

Korea Treasury Bond

1.75%	12/10/20	KRW	205,000,000	176,896

1.88%	06/10/26	KRW	90,000,000	78,250

Malaysia Government Bond

4.06%	09/30/24	MYR	225,000	55,606

4.64%	11/07/33	MYR	130,000	34,141

Mexican Bonos

7.75%	11/23/34	MXN	700,000	39,119

Norway Government Bond

1.75% (2)	02/17/27	NOK	650,000	72,964

1.75% (2)	09/06/29	NOK	355,000	40,081

2.00% (2)	05/24/23	NOK	2,860,000	319,714

3.00% (2)	03/14/24	NOK	730,000	85,499

3.75% (2)	05/25/21	NOK	450,000	50,908

Peru Government Bond

5.70%	08/12/24	PEN	85,000	28,195

Peruvian Government International Bond

6.35% (2)	08/12/28	PEN	185,000	63,976

Poland Government Bond

1.75%	07/25/21	PLN	200,000	52,747

2.75%	10/25/29	PLN	750,000	210,393

3.25%	07/25/25	PLN	265,000	74,915

Portugal Obrigacoes do Tesouro OT

2.13% (2)	10/17/28	EUR	100,000	131,545

Republic of Poland Government Bond

2.25%	10/25/24	PLN	275,000	73,897

Saudi Government International Bond

0.75% (2)	07/09/27	EUR	100,000	114,170

Singapore Government Bond

2.00%	07/01/20	SGD	110,000	81,020

2.75%	03/01/46	SGD	220,000	183,261

3.00%	09/01/24	SGD	90,000	70,323

Slovenia Government Bond

1.00% (2)	03/06/28	EUR	40,000	48,453

South Africa Government Bond

8.00%	01/31/30	ZAR	1,880,000	114,877

Spain Government Bond

1.30% (2)	10/31/26	EUR	100,000	121,688

1.40%	01/31/20	EUR	85,000	95,268

1.85% (2)	07/30/35	EUR	100,000	131,602

2.35% (2)	07/30/33	EUR	40,000	55,497

2.90% (2)	10/31/46	EUR	57,000	90,769

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount		Value

FOREIGN GOVERNMENT BONDS (Continued)

United Kingdom Gilt

1.63% (2)	10/22/28	GBP	190,000	$269,333

1.75% (2)	09/07/37	GBP	154,000	222,866

2.00% (2)	07/22/20	GBP	90,000	117,537

2.75% (2)	09/07/24	GBP	110,000	158,237

Total Foreign Government Bonds

(Cost: $8,007,206)				8,037,426

ASSET-BACKED SECURITIES — 2.4%

Babson CLO, Ltd. (13-IA-AR)

2.77% (3 mo. USD LIBOR + 0.08%) (1)(3)	01/20/28		$40,000	39,921

BlueMountain CLO, Ltd. (13-1A-A1R2)

3.20% (3 mo. USD LIBOR + 1.23%) (1)(3)	01/20/29		45,000	45,040

Educational Funding of the South, Inc. (11-1-A2)

2.59% (3 mo. USD LIBOR + 0.650%) (3)	04/25/35		18,229	18,142

LCM XIII LP (13A-ARR)

3.11% (3 mo. USD LIBOR + 1.140%) (1)(3)	07/19/27		45,000	44,980

Navient Student Loan Trust (17-1A-A3)

2.97% (1 mo. USD LIBOR + 1.150%) (1)(3)	07/26/66		100,000	101,590

Palmer Square CLO, Ltd. (19-1A-A1)

3.02% (3 mo. USD LIBOR + 1.05%) (1)(3)	04/20/27		34,165	34,176

SLC Student Loan Trust (06-1-A6)

2.28% (3 mo. USD LIBOR + 0.160%) (3)	03/15/55		100,000	94,502

Student Loan Consolidation Center (02-2-B2)

0.00% (28-Day Auction Rate) (1)(3)(4)	07/01/42		50,000	46,496

Total Asset-backed Securities

(Cost: $418,706)				424,847

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.5%

Fannie Mae (16-M2-X3) (I/O)

2.02% (5)	04/25/36		1,992,981	70,262

Fannie Mae (16-M4-X2) (I/O)

2.65% (5)	01/25/39		1,181,374	91,944

Freddie Mac Multifamily Structured Pass Through Certificates (K028-X1) (I/O)

0.28% (5)	02/25/23		3,546,671	27,854

Freddie Mac Multifamily Structured Pass Through Certificates (Q010-APT1)

2.82% (5)	04/25/46		77,739	78,550

Freddie Mac Multifamily Structured Pass Through Certificates (Q010-APT2)

2.83% (5)	12/25/47		43,299	43,925

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.81% (5)	08/25/40	$800,000	$38,655

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (5)	11/25/40	2,850,000	142,701

Freddie Mac Multifamily Structured Pass-Through Certificates (KJ26-A1)

2.14%	07/25/25	110,000	110,418

FREMF Mortgage Trust (10-K6-AX2) (I/O)

0.10% (1)(5)	12/25/46	52,698,929	287

Ginnie Mae (11-147-IO) (I/O)

0.01% (5)	10/16/44	3,796,018	18,771

Total Commercial Mortgage-backed Securities — Agency

(Cost: $664,185)			623,367

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.0%

Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O)

1.30% (1)(5)(6)	04/11/37	1,148,848	22,276

COMM Mortgage Trust (13-CR7-XA) (I/O)

1.21% (5)	03/10/46	883,791	28,524

COMM Mortgage Trust (12-CR4-XA) (I/O)

1.70% (5)	10/15/45	853,175	36,222

CPT Mortgage Trust

2.87% (7)	11/13/39	35,000	36,049

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	35,000	36,387

GS Mortgage Securities Trust (10-C1-X) (I/O)

1.33% (1)(5)	08/10/43	7,103,481	42,438

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.66% (1)(5)	03/10/44	4,931,143	30,774

GS Mortgage Securities Trust (13-GC12-XA) (I/O)

1.42% (5)	06/10/46	5,098,546	199,701

GS Mortgage Securities Trust (14-GC20-XA) (I/O)

1.06% (5)	04/10/47	1,418,890	46,018

JP Morgan Chase Commercial Mortgage Securities Trust (14-C19-XA) (I/O)

0.75% (5)	04/15/47	3,066,283	70,432

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.49% (1)(5)	02/15/46	6,530,305	44,028

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.35% (5)	02/15/46	2,230,652	81,104

Morgan Stanley Bank of America Merrill Lynch Trust (13-C9-XB) (I/O)

0.31% (1)(5)	05/15/46	10,000,000	115,200

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	40,000	40,071

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.90% (1),(5)	11/15/45	$2,732,352	$127,382

WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O)

1.22% (5)	03/15/47	2,345,818	94,713

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $963,458)			1,051,319

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 17.8%

Fannie Mae, Pool #MA3811

3.00% (7)	10/01/49	99,701	100,600

Fannie Mae (07-52-LS) (I/O) (I/F)

4.23% (-1.00 X 1 mo. USD LIBOR + 6.050%) (3)	06/25/37	70,022	8,001

Fannie Mae (08-18-SM) (I/O) (I/F)

5.18% (-1.00 X 1 mo. USD LIBOR + 7.000%) (3)	03/25/38	60,344	10,395

Fannie Mae (09-115-SB) (I/O) (I/F)

4.43% (-1.00 X 1 mo. USD LIBOR + 6.250%) (3)	01/25/40	49,451	8,530

Fannie Mae (10-116-SE) (I/O) (I/F)

4.78% (-1.00 X 1 mo. USD LIBOR + 6.600%) (3)	10/25/40	97,911	12,129

Fannie Mae, Pool #AB3679

3.50%	10/01/41	93,208	97,867

Fannie Mae, Pool #AB4045

3.50%	12/01/41	121,897	128,560

Fannie Mae, Pool #AT5914

3.50%	06/01/43	45,619	47,847

Fannie Mae, Pool #BD7081

4.00%	03/01/47	73,847	77,537

Fannie Mae, Pool #CA0996

3.50%	01/01/48	130,518	136,755

Fannie Mae, Pool #CA2208

4.50%	08/01/48	7,873	8,300

Fannie Mae, Pool #MA1527

3.00%	08/01/33	27,168	28,127

Fannie Mae, Pool #MA1652

3.50%	11/01/33	44,343	46,268

Freddie Mac, Pool #SD8016

3.00% (7)	10/01/49	401,606	408,425

Freddie Mac (2990-ND) (I/F) (PAC)

12.01% (-2.54 X 1 mo. USD LIBOR + 16.891%) (3)	12/15/34	11	12

Freddie Mac (3439-SC) (I/O) (I/F)

3.98% (-1.00 X 1 mo. USD LIBOR + 5.900%) (3)	04/15/38	67,280	10,903

Freddie Mac, Pool #G08681

3.50%	12/01/45	65,766	68,539

Freddie Mac, Pool #G08698

3.50%	03/01/46	65,203	67,912

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G08716

3.50%	08/01/46	$64,266	$66,814

Freddie Mac, Pool #G08721

3.00%	09/01/46	11,125	11,416

Freddie Mac, Pool #G08722

3.50%	09/01/46	6,428	6,683

Freddie Mac, Pool #G08732

3.00%	11/01/46	15,210	15,608

Freddie Mac, Pool #G08762

4.00%	05/01/47	71,615	75,117

Freddie Mac, Pool #G08833

5.00%	07/01/48	10,693	11,467

Freddie Mac, Pool #G18592

3.00%	03/01/31	8,112	8,344

Freddie Mac, Pool #ZT1703

4.00%	01/01/49	146,118	154,517

Ginnie Mae (11-146-EI) (I/O) (PAC)

5.00%	11/16/41	70,448	14,583

Ginnie Mae (11-69-GI) (I/O)

5.00%	05/16/40	88,842	4,191

Ginnie Mae (12-7-PI) (I/O) (PAC)

3.50%	01/20/38	19,009	107

Ginnie Mae II, Pool #MA3597

3.50%	04/20/46	36,870	38,629

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	5,461	5,717

Ginnie Mae II, Pool #MA3803

3.50%	07/20/46	26,186	27,457

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	26,144	28,085

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	144,907	150,867

Ginnie Mae II, Pool #MA5399

4.50%	08/20/48	82,190	86,542

Ginnie Mae II, Pool #MA6209

3.00% (7)	10/20/49	75,000	76,057

Ginnie Mae II TBA, 30 Year

3.00% (8)	06/01/49	350,000	360,308

Ginnie Mae TBA, 30 Year

5.00% (8)	08/01/48	25,000	26,377

Uniform Mortgage-Backed Securities TBA, 15 Year

2.50% (8)	07/01/34	525,000	530,681

3.50% (8)	08/01/33	25,000	25,899

Uniform Mortgage-Backed Securities TBA, 30 Year

3.00% (8)	06/01/49	125,000	127,051

2.50% (8)	08/01/49	25,000	24,824

Total Residential Mortgage-backed Securities — Agency

(Cost: $3,029,614)			3,144,048

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON- AGENCY — 3.4%

ACE Securities Corp. Home Equity Loan Trust (05-HE3-M2)

2.50% (1 mo. USD LIBOR + 0.675%) (3)	05/25/35	$29,968	$30,140

Banc of America Funding Trust (05-C-A3)

2.15% (1 mo. USD LIBOR + 0.300%) (3)	05/20/35	39,893	39,856

BCMSC Trust (00-A-A4)

8.29% (5)	06/15/30	189,525	69,016

Bear Stearns ALT-A Trust (05-8-11A1)

2.36% (1 mo. USD LIBOR + 0.540%) (3)	10/25/35	48,680	48,404

First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)

4.11% (5)	10/25/35	43,945	43,101

Green Tree Financial Corp. (98-6-A8)

6.66% (5)	06/01/30	14,264	14,755

JPMorgan Mortgage Trust (05-A6-7A1)

4.24% (5)	08/25/35	30,023	29,794

Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)

2.15% (1 mo. USD LIBOR + 0.330%) (3)(9)	04/25/37	1,251,739	104,216

MortgageIT Trust (05-1-1A1)

2.46% (1 mo. USD LIBOR + 0.640%) (3)	02/25/35	41,008	41,610

Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)

4.41% (5)	12/25/34	27,323	27,702

Structured Asset Mortgage Investments II Trust (05-AR6-2A1)

2.44% (1 mo. USD LIBOR + 0.310%) (3)	09/25/45	47,768	47,859

Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)

3.69% (5)	05/25/36	157,449	106,621

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $641,818)			603,074

U.S. TREASURY BONDS — 0.1% (Cost: $16,944)

U.S. Treasury Bond, 2.25%, due 08/15/49		17,000	17,279

U.S. TREASURY SECURITIES — 0.1%

U.S. Treasury Note

1.50%	09/30/21	14,000	13,988

1.50%	09/30/24	9,000	8,990

Total U.S. Treasury Securities

(Cost: $22,893)			22,978

Total Fixed Income Securities

(Cost: $17,395,318)			17,700,234

Security		Shares		Value

INVESTMENT COMPANIES — 2.3%

TCW Emerging Markets Income Fund — I Class (10)			48,220	$401,675

Total Investment Companies

(Cost: $387,781)				401,675

MONEY MARKET INVESTMENTS — 1.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (11)			251,797	251,797

Total Money Market Investments

(Cost: $251,797)				251,797

Issues	Maturity Date	Principal Amount

SHORT TERM INVESTMENTS — 4.6%

FOREIGN GOVERNMENT BONDS — 2.3%

Brazil Letras do Tesouro Nacional

0.00% (4)	10/01/20	BRL	350,000	84,010

Japan Treasury Bill

0.00% (4)	01/20/20	JPY	20,000,000	185,098

0.00% (4)	01/27/20	JPY	14,000,000	129,573

Total Foreign Government Bonds

(Cost: $395,626)				398,681

COMMERCIAL PAPER — 0.2%

Auto Manufacturers — 0.2% (Cost: $43,675)

Ford Motor Credit Co.

3.24%	10/08/20		45,000	43,689

U.S. TREASURY SECURITIES — 2.1%

U.S. Treasury Bill

1.54% (12)	01/02/20		285,000	284,243

1.53% (12)(13)	12/26/19		93,000	92,782

Total U.S. Treasury Securities

(Cost: $376,757)				377,025

Total Short Term Investments

(Cost: $816,058)				819,395

Total Investments (108.5%)

(Cost: $18,850,954)				19,173,101

Liabilities In Excess Of Other Assets (-8.5%)				(1,507,559)

Net Assets (100.0%)				$17,665,542

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (14)
Barclays Capital	BRL	85,000	01/24/20	$21,187	$21,080	$(107)
State Street Bank & Trust Co.	EUR	825,000	01/24/20	920,701	925,643	4,942
Goldman Sachs & Co.	GBP	45,000	01/24/20	58,194	58,387	193
State Street Bank & Trust Co.	JPY	150,350,000	01/24/20	1,392,567	1,398,400	5,833
State Street Bank & Trust Co.	SEK	635,000	01/24/20	65,293	66,220	927

				$2,457,942	$2,469,730	$11,788

SELL (15)
State Street Bank & Trust Co.	AUD	190,000	01/24/20	$128,843	$131,169	$(2,326)
Barclays Capital	BRL	465,000	01/24/20	111,146	115,319	(4,173)
State Street Bank & Trust Co.	CNY	2,815,000	01/23/20	393,753	399,409	(5,656)
State Street Bank & Trust Co.	CZK	1,200,000	01/24/20	51,659	52,568	(909)
State Street Bank & Trust Co.	EUR	80,000	10/15/20	90,808	91,166	(358)
State Street Bank & Trust Co.	GBP	45,000	01/24/20	58,016	58,387	(371)
State Street Bank & Trust Co.	HUF	13,700,000	01/24/20	45,843	46,780	(937)
State Street Bank & Trust Co.	ILS	615,000	01/24/20	176,024	175,279	745
Goldman Sachs & Co.	JPY	20,000,000	01/21/20	187,098	185,987	1,111
Goldman Sachs & Co.	JPY	14,000,000	01/27/20	129,395	130,236	(841)
Citibank N.A.	KRW	95,000,000	01/23/20	80,272	81,827	(1,555)
State Street Bank & Trust Co.	NOK	1,600,000	01/24/20	174,629	174,357	272
State Street Bank & Trust Co.	SGD	97,000	01/24/20	70,862	71,336	(474)
State Street Bank & Trust Co.	ZAR	600,000	01/24/20	39,696	39,401	295

				$1,738,044	$1,753,221	$(15,177)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
4	5 Year Government of Canada Bond Futures	12/18/19	$377,838	$374,086	$(3,752)
5	2-Year U.S. Treasury Note Futures	12/31/19	1,080,099	1,078,008	(2,091)
4	5-Year U.S. Treasury Note Futures	12/31/19	476,367	476,812	445
1	5-Year U.S. Treasury Note Futures	03/31/20	119,589	119,539	(50)
7	10-Year U.S. Ultra Treasury Note Futures	12/19/19	1,004,989	994,766	(10,223)
3	U.S. Ultra Long Bond Futures	12/19/19	578,750	569,250	(9,500)

			$3,637,632	$3,612,461	$(25,171)

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2019

Notes to Schedule of Investments:

CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TBA -	To be Announced.
AUD -	Australian Dollar.
BRL -	Brazilian Real.
CAD -	Canadian Dollar.
CNY -	Chinese Yuan.
COP -	Colombian Peso.
CZK -	Czech Koruna.
EUR -	Euro Currency.
GBP -	British Pound Sterling.
HUF -	Hungarian Forint.
KRW -	South Korean Won
IDR -	Indonesian Rupiah.
ILS -	Israeli Shekel.
JPY -	Japanese Yen.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
NOK -	Norwegian Krone.
PEN -	Peruvian Nuevo Sol.
PLN -	Polish Zloty.
SEK -	Swedish Krona.
SGD -	Singapore Dollar.
ZAR -	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $1,568,788 or 8.9% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2019, the value of these securities amounted to $3,570,518 or 20.2% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(4)	Security is not accruing interest.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Restricted security (Note 11).
(7)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(10)	Affiliated issuer.
(11)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(12)	Rate shown represents yield-to-maturity.
(13)	All or a portion of this security is held as collateral for open futures contracts.
(14)	Fund buys foreign currency, sells U.S. Dollar.
(15)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2019 is as follows:

Name of Affiliated Fund	Value at October 31, 2018 (In Thousands)	Purchases at Cost (In Thousands)	Proceeds from Sales (In Thousands)	Number of Shares Held October 31, 2019	Value at October 31, 2019 (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)	Net Realized Gain/(Loss) on Investments (In thousands)	Net change in Unrealized Gain/(Loss) on Investments (In thousands)
TCW Emerging Markets Income Fund—I Class
	$356	$19	$—	48,220	$402	$21	$—	$—	$26

Total					$402	$21	$—	$—	$26

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Foreign Government Bonds	47.8%
Corporate Bonds	21.1
Residential Mortgage-Backed Securities — Agency	17.8
Commercial Mortgage-Backed Securities — Non-Agency	6.0
Commercial Mortgage-Backed Securities — Agency	3.5
Residential Mortgage-Backed Securities — Non-Agency	3.4
Asset-Backed Securities	2.4
Investment Companies	2.3
U.S. Treasury Securities	2.3
Money Market Investments	1.4
Municipal Bonds	0.3
Commercial Paper	0.2
Other*	(8.5)

Total	100.0%

*	Includes cash, futures, pending trades, foreign exchange transactions, interest receivable and accrued expenses payable

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country	October 31, 2019

Country	Percentage of Net Assets
Australia	1.2%
Belgium	0.3
Bermuda	0.3
Brazil	1.5
Canada	3.1
Cayman Islands	1.2
China	2.5
Colombia	0.4
Czech Republic	1.9
France	1.1
Great Britain	6.2
Hungary	0.3
Indonesia	1.9
Ireland	2.3
Israel	1.0
Italy	2.5
Japan	8.7
Luxembourg	0.1
Malaysia	0.5
Mexico	1.2
Norway	3.2
Peru	0.5
Poland	2.3
Portugal	0.8
Saudi Arabia	0.7
Singapore	1.9
Slovenia	0.3
South Africa	0.7
South Korea	1.5
Spain	2.8
United States	55.6

Total	108.5%

See accompanying notes to financial statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$3,730,590	$—	$3,730,590
Municipal Bonds	—	45,306	—	45,306
Foreign Government Bonds	—	8,037,426	—	8,037,426
Asset-Backed Securities	—	424,847	—	424,847
Commercial Mortgage-Backed Securities — Agency	—	623,367	—	623,367
Commercial Mortgage-Backed Securities — Non-Agency	—	1,051,319	—	1,051,319
Residential Mortgage-Backed Securities — Agency	—	3,144,048	—	3,144,048
Residential Mortgage-Backed Securities — Non-Agency	—	498,858	104,216	603,074
U.S. Treasury Securities	40,257	—	—	40,257

Total Fixed Income Securities	40,257	17,555,761	104,216	17,700,234

Equity Securities
Investment Companies	401,675	—	—	401,675
Money Market Investments	251,797	—	—	251,797
Short-Term Investments*	377,025	442,370	—	819,395

Total Investments	$1,070,754	$17,998,131	$104,216	$19,173,101

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	14,318	—	14,318
Futures Contracts
Interest Rate Risk	445	—	—	445

Total	$1,071,199	$18,012,449	$104,216	$19,187,864

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(17,707)	$—	$(17,707)
Futures Contracts
Interest Rate Risk	(25,616)	—	—	(25,616)

Total	$(25,616)	$(17,707)	$—	$(43,323)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 90.7% of Net Assets

BANK LOANS — 8.7%

Chemicals — 0.2%

U.S. Coating Acquisition, Inc., Term Loan B3

3.54% (3 mo. USD LIBOR + 1.750%) (1)	06/01/24	$60,846	$60,853

Commercial Services — 2.3%

MPH Acquisition Holdings LLC, 2016 Term Loan B

4.85% (3 mo. USD LIBOR + 2.750%) (1)	06/07/23	80,000	75,241

SBA Senior Finance II LLC, 2018 Term Loan B

3.79% (3 mo. USD LIBOR + 2.000%) (1)	04/11/25	198,747	199,469

Scientific Games International, Inc., 2018 Term Loan B5

4.54% (3 mo. USD LIBOR + 2.750%) (1)	08/14/24	32,468	32,146

SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4

4.04% (3 mo. USD LIBOR + 2.250%) (1)	04/16/25	98,924	99,308

SS&C Technologies, Inc., 2018 Term Loan B3

4.04% (3 mo. USD LIBOR + 2.250%) (1)	04/16/25	151,544	152,131

VICI Properties 1 LLC, Term Loan B

2.00% (3 mo. USD LIBOR + 2.000%) (1)	12/20/24	125,000	125,560

			683,855

Computers — 0.1%

TierPoint LLC, 2017 1st Lien Term Loan

5.54% (3 mo. USD LIBOR + 3.750%) (1)	05/06/24	34,939	31,620

Electric — 0.3%

TEX Operations Co. LLC, Exit Term Loan B

3.79% (3 mo. USD LIBOR + 2.000%) (1)	08/04/23	24,385	24,493

Vistra Energy Co., 1st Lien Term Loan B3

3.83% (3 mo. USD LIBOR + 2.000%) (1)	12/31/25	58,433	58,696

			83,189

Entertainment — 0.5%

Caesars Entertainment Operating Co., Exit Term Loan

3.79% (3 mo. USD LIBOR + 2.000%) (1)	10/07/24	81,169	81,233

Churchill Downs, Inc., 2017 Term Loan B

3.79% (3 mo. USD LIBOR + 2.000%) (1)	12/27/24	64,835	65,051

			146,284

Environmental Control — 0.3%

GFL Environmental, Inc., 2018 USD Term Loan B

4.79% (3 mo. USD LIBOR + 3.000%) (1)	05/30/25	97,753	97,569

Issues	Maturity Date	Principal Amount	Value

Food — 0.7%

Dhanani Group, Inc., 2018 Term Loan B

5.54% (3 mo. USD LIBOR +3.750%) (1)	07/20/25	$39,749	$36,271

JBS USA Lux S.A., 2019 Term Loan B

2.50% (3 mo. USD LIBOR + 2.500%) (1)	05/01/26	177,554	178,341

			214,612

Healthcare-Products — 0.1%

Auris Luxembourg III S.A.R.L., 2018 USD Term Loan B2

5.54% (3 mo. USD LIBOR + 3.750%) (1)	02/27/26	16,418	16,171

Healthcare-Services — 0.7%

Acadia Healthcare Co., Inc., 2018 Term Loan B4

4.29% (3 mo. USD LIBOR + 2.500%) (1)	02/16/23	71,688	71,879

Aveanna Healthcare LLC, 2017 1st Lien Term Loan

6.04% (3 mo. USD LIBOR + 4.250%) (1)	03/18/24	44,511	39,059

Aveanna Healthcare LLC, 2017 2nd Lien Term Loan

9.79% (3 mo. USD LIBOR + 8.000%) (1)	03/17/25	13,000	12,545

Gentiva Health Services, Inc., 2018 1st Lien Term Loan

5.56% (3 mo. USD LIBOR + 3.750%) (1)	07/02/25	73,317	73,317

			196,800

Lodging — 0.3%

CityCenter Holdings LLC, 2017 Term Loan B

4.04% (3 mo. USD LIBOR + 2.500%) (1)	04/18/24	80,985	81,067

Media — 0.3%

Diamond Sports Group LLC, Term Loan

5.08% (3 mo. USD LIBOR + 3.250%) (1)	08/24/26	61,000	61,374

Sinclair Television Group, Inc., Term Loan B2B

4.43% (3 mo. USD LIBOR + 2.500%) (1)	09/30/26	20,000	20,056

			81,430

Pharmaceuticals — 0.2%

Alphabet Holding Co., Inc., 2017 1st Lien Term Loan

5.29% (3 mo. USD LIBOR + 3.500%) (1)	09/26/24	76,006	69,609

REIT — 0.3%

MGM Growth Properties Operating Partnership LP, 2016 Term Loan B

3.79% (3 mo. USD LIBOR + 2.250%) (1)	03/21/25	97,747	98,167

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Retail — 0.3%

1011778 B.C. Unlimited Liability Co., Term Loan B3

4.04% (3 mo. USD LIBOR + 2.250%) (1)	02/16/24	$84,873	$85,138

Software — 0.2%

IQVIA, Inc., 2018 USD Term Loan B3

3.85% (3 mo. USD LIBOR + 1.750%) (1)	06/11/25	70,821	70,871

Telecommunications — 1.9%

Frontier Communications Corp., 2017 Term Loan B1

5.54% (3 mo. USD LIBOR + 3.750% 3 mo. USD LIBOR + 3.750%) (1)	06/15/24	115,000	114,813

Intelsat Jackson Holdings S.A., 2017 Term Loan B5

6.63% (3 mo. USD LIBOR + 6.630%) (1)	01/02/24	14,000	14,373

Level 3 Financing, Inc., 2017 Term Loan B

4.04% (3 mo. USD LIBOR + 2.250%) (1)	02/22/24	205,000	205,513

Sprint Communications, Inc., 1st Lien Term Loan B

4.31% (3 mo. USD LIBOR + 2.500%) (1)	02/02/24	210,460	208,444

			543,143

Total Bank Loans

(Cost: $2,573,973)			2,560,378

CORPORATE BONDS — 78.2%

Advertising — 0.1%

Lamar Media Corp.

5.75%	02/01/26	24,000	25,620

Aerospace/Defense — 0.2%

Bombardier, Inc. (Canada)

7.88% (2)	04/15/27	63,000	59,535

Airlines — 1.2%

American Airlines, Inc. Pass-Through Trust (13-2-B) (EETC)

5.60% (2)	01/15/22	146,939	149,473

Delta Air Lines, Inc. Pass-Through Certificates (02-1-G-1) (EETC)

6.72%	07/02/24	207,575	219,552

			369,025

Auto Manufacturers — 1.5%

Ford Motor Credit Co. LLC

3.22% (3 mo. USD LIBOR + 0.930%) (1)	11/04/19	255,000	255,080

5.88%	08/02/21	169,000	177,349

			432,429

Issues	Maturity Date	Principal Amount	Value

Beverages — 0.7%

Bacardi, Ltd.

4.50% (2)	01/15/21	$99,000	$100,962

5.30% (2)	05/15/48	104,000	117,319

			218,281

Commercial Services — 1.7%

IHS Markit, Ltd.

5.00% (2)	11/01/22	406,000	434,560

Service Corp. International

4.63%	12/15/27	65,000	68,169

			502,729

Computers — 0.7%

EMC Corp.

2.65%	06/01/20	193,000	193,362

Diversified Financial Services — 2.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.50%	01/15/25	172,000	177,801

Avolon Holdings Funding, Ltd.

5.13% (2)	10/01/23	90,000	97,335

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	170,000	179,727

Park Aerospace Holdings, Ltd.

4.50% (2)	03/15/23	251,000	264,302

			719,165

Electric — 1.1%

Vistra Operations Co. LLC

3.55% (2)	07/15/24	309,000	315,759

Electrical Components & Equipment — 0.1%

Energizer Holdings, Inc.

6.38% (2)	07/15/26	34,000	36,339

Entertainment — 0.9%

Caesars Resort Collection LLC / CRC Finco, Inc.

5.25% (2)	10/15/25	61,000	62,601

Churchill Downs, Inc.

4.75% (2)	01/15/28	70,000	72,800

5.50% (2)	04/01/27	111,000	117,660

			253,061

Environmental Control — 1.0%

Clean Harbors, Inc.

4.88% (2)	07/15/27	166,000	173,460

Waste Pro USA, Inc.

5.50% (2)	02/15/26	105,000	108,938

			282,398

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Food — 2.7%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

5.50% (2)	01/15/30	$120,000	$129,450

Kraft Heinz Foods Co.

4.88% (2)	02/15/25	74,000	76,320

6.88%	01/26/39	55,000	68,693

Nathan’s Famous, Inc.

6.63% (2)	11/01/25	15,000	15,187

Post Holdings, Inc.

5.50% (2)	12/15/29	84,000	88,763

Sigma Holdco BV (Netherlands)

7.88% (2)	05/15/26	55,000	53,350

Smithfield Foods, Inc.

2.70% (2)	01/31/20	210,000	211,048

5.20% (2)	04/01/29	143,000	157,998

			800,809

Healthcare-Products — 2.9%

Becton Dickinson and Co.

2.40%	06/05/20	210,000	210,565

3.25%	11/12/20	259,000	262,115

Hill-Rom Holdings, Inc.

4.38% (2)	09/15/27	215,000	221,987

Hologic, Inc.

4.63% (2)	02/01/28	90,000	94,838

Teleflex, Inc.

4.88%	06/01/26	55,000	57,802

			847,307

Healthcare-Services — 8.4%

Catalent Pharma Solutions, Inc.

4.88% (2)	01/15/26	101,000	104,787

Centene Corp.

4.75%	05/15/22	781,000	800,525

Encompass Health Corp.

4.75%	02/01/30	255,000	263,606

HCA, Inc.

5.00%	03/15/24	234,000	255,267

5.25%	04/15/25	175,000	194,942

5.88%	02/01/29	379,000	430,165

Molina Healthcare, Inc.

5.38%	11/15/22	65,000	68,900

Tenet Healthcare Corp.

4.63%	07/15/24	33,000	34,114

4.63% (2)	09/01/24	316,000	324,485

			2,476,791

Household Products/Wares — 0.4%

Spectrum Brands, Inc.

5.75%	07/15/25	101,000	105,388

Issues	Maturity Date	Principal Amount	Value

Machinery-Diversified — 0.5%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (2)	04/15/26	$153,000	$144,203

Media — 10.2%

CCO Holdings LLC / CCO Holdings Capital Corp.

5.38% (2)	06/01/29	134,000	143,380

5.88% (2)	04/01/24	50,000	52,250

Charter Communications Operating LLC / Charter Communications Operating Capital

3.75%	02/15/28	200,000	206,234

4.91%	07/23/25	423,000	467,077

CSC Holdings LLC

5.38% (2)	02/01/28	200,000	212,000

6.50% (2)	02/01/29	192,000	214,800

DISH DBS Corp.

5.88%	11/15/24	31,000	31,151

7.75%	07/01/26	30,000	30,350

DISH Network Corp.

3.38%	08/15/26	44,000	41,253

EW Scripps Co. (The)

5.13% (2)	05/15/25	56,000	56,980

Midcontinent Communications & Finance Co.

5.38% (2)	08/15/27	139,000	145,950

Neptune Finco Corp.

6.63% (2)	10/15/25	419,000	447,282

Scripps Escrow, Inc.

5.88% (2)	07/15/27	154,000	157,996

Sinclair Television Group, Inc.

6.13%	10/01/22	94,000	95,527

Sirius XM Radio, Inc.

3.88% (2)	08/01/22	349,000	356,852

Univision Communications, Inc.

5.13% (2)	02/15/25	73,000	71,358

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (2)	05/15/29	268,000	285,420

			3,015,860

Miscellaneous Manufacturers — 0.1%

General Electric Co.

2.64% (3 mo. USD LIBOR + 0.480%) (1)	08/15/36	52,000	38,516

Oil & Gas — 2.5%

Antero Resources Corp.

5.00%	03/01/25	159,000	105,735

5.63%	06/01/23	40,000	28,150

Diamondback Energy, Inc.

4.75%	11/01/24	11,000	11,358

Endeavor Energy Resources LP / EER Finance, Inc.

5.75% (2)	01/30/28	81,000	85,659

EQT Corp.

3.90%	10/01/27	75,000	66,896

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Oil & Gas (Continued)

Gulfport Energy Corp.

6.38%	05/15/25	$4,000	$2,440

Hess Corp.

5.60%	02/15/41	85,000	95,459

Parsley Energy LLC / Parsley Finance Corp.

5.25% (2)	08/15/25	10,000	10,300

5.63% (2)	10/15/27	13,000	13,455

Petroleos Mexicanos

6.75%	09/21/47	63,000	62,874

7.69% (2)	01/23/50	65,000	70,876

Range Resources Corp.

4.88%	05/15/25	89,000	71,867

Transocean Pontus, Ltd.

6.13% (2)	08/01/25	32,040	32,120

Transocean Poseidon, Ltd.

6.88% (2)	02/01/27	29,000	29,385

Valaris PLC

7.75%	02/01/26	35,000	18,550

WPX Energy, Inc.

5.25%	09/15/24	19,000	19,237

5.75%	06/01/26	14,000	14,123

			738,484

Oil & Gas Services — 1.8%

Transocean Phoenix 2, Ltd.

7.75% (2)	10/15/24	226,100	234,579

Transocean Proteus, Ltd.

6.25% (2)	12/01/24	137,250	138,279

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	53,000	53,795

6.88% (2)	09/01/27	100,000	100,500

			527,153

Packaging & Containers — 10.9%

Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)

4.13% (2)	08/15/26	231,000	233,818

4.25% (2)	09/15/22	366,000	371,032

Ball Corp.

4.00%	11/15/23	128,000	134,400

4.38%	12/15/20	218,000	222,360

Berry Global, Inc.

4.88% (2)	07/15/26	161,000	169,654

Crown Americas LLC / Crown Americas Capital Corp. V

4.25%	09/30/26	78,000	81,705

Graphic Packaging International LLC

4.75% (2)	07/15/27	160,000	170,600

4.88%	11/15/22	319,000	335,747

Issues	Maturity Date	Principal Amount	Value

Packaging & Containers (Continued)

Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)

5.50% (3 mo. USD LIBOR + 3.500%) (1)(2)	07/15/21	$798,000	$801,990

5.75%	10/15/20	47,486	47,605

Sealed Air Corp.

5.25% (2)	04/01/23	72,000	77,220

5.50% (2)	09/15/25	234,000	255,645

Silgan Holdings, Inc.

4.75%	03/15/25	59,000	60,623

Trident Merger Sub, Inc.

6.63% (2)	11/01/25	34,000	30,515

Trivium Packaging Finance BV (Netherlands)

5.50% (2)	08/15/26	175,000	183,750

8.50% (2)	08/15/27	25,000	26,719

			3,203,383

Pharmaceuticals — 5.5%

Bausch Health Cos, Inc. (Canada)

5.50% (2)	11/01/25	163,000	170,948

5.75% (2)	08/15/27	122,000	132,789

5.88% (2)	05/15/23	9,000	9,146

7.00% (2)	03/15/24	185,000	194,005

Bayer US Finance II LLC

4.38% (2)	12/15/28	79,000	85,730

5.50% (2)	08/15/25	54,000	60,396

CVS Health Corp.

5.05%	03/25/48	121,000	139,689

Elanco Animal Health, Inc.

3.91%	08/27/21	371,000	381,035

4.27%	08/28/23	70,000	73,523

Valeant Pharmaceuticals International, Inc. (Canada)

6.50% (2)	03/15/22	363,000	373,890

			1,621,151

Pipelines — 2.9%

Cheniere Corpus Christi Holdings LLC

5.13%	06/30/27	13,000	14,040

NGPL PipeCo LLC

4.38% (2)	08/15/22	125,000	129,851

Rockies Express Pipeline LLC

5.63% (2)	04/15/20	261,000	266,036

6.88% (2)	04/15/40	158,000	167,496

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

6.88% (2)	01/15/29	198,000	214,583

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	74,000	71,249

			863,255

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

REIT — 1.9%

GLP Capital LP / GLP Financing II, Inc.

4.38%	04/15/21	$127,000	$129,888

5.38%	11/01/23	149,000	162,596

5.75%	06/01/28	91,000	103,351

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

4.50%	01/15/28	40,000	42,100

5.63%	05/01/24	106,000	117,130

			555,065

Retail — 1.0%

Cumberland Farms, Inc.

6.75% (2)	05/01/25	43,000	46,275

Rite Aid Corp.

6.13% (2)	04/01/23	284,000	242,834

			289,109

Software — 0.9%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (2)	03/01/25	77,000	78,979

IQVIA, Inc.

5.00% (2)	05/15/27	160,000	169,200

MSCI, Inc.

5.75% (2)	08/15/25	31,000	32,666

			280,845

Telecommunications — 14.0%

CommScope Finance LLC

6.00% (2)	03/01/26	132,000	136,290

Frontier Communications Corp.

7.13%	01/15/23	197,000	90,620

8.00% (2)	04/01/27	82,000	86,203

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (2)	10/15/24	402,000	405,347

9.75% (2)	07/15/25	209,000	217,920

Intelsat Luxembourg S.A. (Luxembourg)

8.13%	06/01/23	85,000	71,559

Koninklijke KPN NV (Netherlands)

8.38%	10/01/30	70,000	94,949

Level 3 Financing, Inc.

4.63% (2)	09/15/27	130,000	132,600

Qwest Corp.

6.75%	12/01/21	546,000	591,329

7.25%	09/15/25	142,000	162,464

SES Global Americas Holdings GP

5.30% (2)	03/25/44	130,000	137,117

Sprint Communications, Inc.

7.00% (2)	03/01/20	460,000	467,866

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

4.74% (2)	09/20/29	$190,000	$203,064

5.15% (2)	09/20/29	218,000	237,879

T-Mobile USA, Inc.

6.00%	03/01/23	132,000	134,970

6.00%	04/15/24	540,000	561,600

6.50%	01/15/24	176,000	183,040

T-Mobile USA, Inc. (Contingent payment)

4.50% (3)(4)	02/01/26	95,000	—

4.75% (3)(4)	02/01/28	141,000	—

6.50% (3)(4)	01/15/24	170,000	—

Telesat Canada / Telesat LLC

6.50% (2)	10/15/27	210,000	219,776

Windstream Services LLC / Windstream Finance Corp.

9.00% (2)(5)	06/30/25	6,000	3,135

			4,137,728

Total Corporate Bonds

(Cost: $22,677,451)			23,052,750

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.8%

Ajax Mortgage Loan Trust (19-D-A1)

2.96% (2)	09/25/65	94,267	94,292

Banc of America Funding Trust (05-C-A1)

2.09% (1 mo. USD LIBOR + 0.240%) (1)	05/20/35	112,015	112,520

Bear Stearns ALT-A Trust (05-4-1A1)

2.26% (1 mo. USD LIBOR + 0.440%) (1)	04/25/35	78,539	78,729

Citigroup Mortgage Loan Trust (15-6-2A1)

2.56% (2)(6)	12/25/35	119,870	119,701

First Horizon Alternative Mortgage Securities Trust (04-AA3-A1)

4.05% (6)	09/25/34	82,085	82,855

GSAMP Trust (05-HE4-M3)

2.60% (1 mo. USD LIBOR + 0.780%) (1)	07/25/45	100,000	99,429

Homebanc Mortgage Trust (05-3-A1)

2.06% (1 mo. USD LIBOR + 0.240) (1)	07/25/35	80,648	80,490

Merrill Lynch Mortgage Investors Trust (04-A-A1)

2.28% (1 mo. USD LIBOR + 0.460%) (1)	04/25/29	94,484	92,617

Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates (05-4-1APT)

2.13% (1 mo. USD LIBOR + 0.310%) (1)	11/25/35	78,308	78,924

Sequoia Mortgage Trust (04-4-A)

2.49% (6 mo. USD LIBOR + 0.520%) (1)	05/20/34	90,084	89,483

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WaMu Mortgage Pass-Through Certificates (05-AR19-A1B2)

2.23% (1 mo. USD LIBOR + 0.410%) (1)	12/25/45	$100,981	$99,409

WaMu Mortgage Pass-Through Certificates (05-AR8-2AB2)

2.66% (1 mo. USD LIBOR + 0.840%) (1)	07/25/45	89,881	88,421

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $1,111,558)			1,116,870

Total Fixed Income Securities

(Cost: $26,362,982)			26,729,998

		Shares

COMMON STOCK — 0.1%

Electric — 0.1%

Homer City Holdings LLC — Series A (3)(4)		5,610	25,245

Total Common Stock

(Cost: $327,224)			25,245

Issues		Shares	Value

MONEY MARKET INVESTMENTS — 12.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (7)		3,733,582	$3,733,582

Total Money Market Investments

(Cost: $3,733,582)			3,733,582

	Maturity Date	Principal Amount

Short Term Investments — 0.1%

U.S. Treasury Bill

1.53% (8)(9)	12/26/19	$31,000	30,927

Total U.S. Treasury Securities

(Cost: $30,911)			30,927

Total Investments (103.5%)

(Cost: $30,454,699)			30,519,752

Liabilities In Excess Of Other Assets (-3.5%)			(1,033,298)

Net Assets (100.0%)			$29,486,454

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
56	5-Year U.S. Treasury Note Futures	12/31/19	$6,672,066	$6,675,375	$3,309
8	5-Year U.S. Treasury Note Futures	03/31/20	956,713	956,312	(401)

			$7,628,779	$7,631,687	$2,908

Short Futures
13	10-Year U.S. Ultra Treasury Note Futures	12/19/19	$(1,867,254)	$(1,847,422)	$19,832
2	U.S. Ultra Long Bond Futures	12/19/19	(387,184)	(379,500)	7,684

			$(2,254,438)	$(2,226,922)	$27,516

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Notes to Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
REIT -	Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $13,749,837 or 46.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Secuirty is valued using significant unobservable inputs.
(4)	Non-income producing security.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(8)	Rate shown represents yield-to-maturity.
(9)	All or a portion of this security is held as collateral for open futures contracts.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Corporate Bonds	78.2%
Money Market Investments	12.6
Bank Loans	8.7
Residential Mortgage-Backed Securities — Non-Agency	3.8
U.S. Treasury Securities	0.1
Common Stock	0.1
Other*	(3.5)

Total	100.0%

*	Includes capstock, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$2,560,378	$—	$2,560,378
Corporate Bonds*	—	23,052,750	—	23,052,750
Residential Mortgage-Backed Securities — Non-Agency	—	1,116,870	—	1,116,870

Total Fixed Income Securities	—	26,729,998	—	26,729,998

Equity Securities
Common Stock*	—	—	25,245	25,245
Money Market Investments	3,733,582	—	—	3,733,582
Short-Term Investments*	30,927	—	—	30,927

Total Investments	$3,764,509	$26,729,998	$25,245	$30,519,752

Asset Derivatives
Futures Contracts
Interest Rate Risk	30,825	—	—	30,825

Total Investments	$3,795,334	$26,729,998	$25,245	$30,550,577

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(401)	$—	$—	$(401)

Total	$(401)	$—	$—	$(401)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 82.4% of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 5.6%

Fannie Mae, Pool #468764

4.16%	07/01/21	$45,000	$46,526

Freddie Mac Multifamily Structured Pass-Through Certificates (KF17-A)

2.57% (1 mo. USD LIBOR + 0.550%) (2)	03/25/23	25,538	25,586

Freddie Mac Multifamily Structured Pass-Through Certificates (KF19-A)

2.47% (1 mo. USD LIBOR + 0.450%) (2)	06/25/23	25,039	25,029

Freddie Mac Multifamily Structured Pass-Through Certificates (KF22-A)

2.52% (1 mo. USD LIBOR + 0.500%) (2)	07/25/23	21,207	21,232

Freddie Mac Multifamily Structured Pass-Through Certificates (J22F-A1)

3.45%	05/25/23	20,089	20,699

Freddie Mac Multifamily Structured Pass-Through Certificates (K007-X1) (I/O)

1.03% (1)	04/25/20	2,713,735	730

Freddie Mac Multifamily Structured Pass-Through Certificates (K012-X3) (I/O)

2.25% (1)	01/25/41	295,045	7,593

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.75% (1)	11/25/40	150,000	7,511

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.22% (1)	04/25/23	880,978	6,240

Freddie Mac Multifamily Structured Pass-Through Certificates (K056-XAM) (I/O)

1.15% (1)	05/25/26	100,000	6,937

Freddie Mac Multifamily Structured Pass-Through Certificates (KF04-A)

2.33% (1 mo. USD LIBOR + 0.310%) (2)	06/25/21	8,615	8,610

Freddie Mac Multifamily Structured Pass-Through Certificates (KF14-A)

2.67% (1 mo. USD LIBOR + 0.650%) (2)	01/25/23	48,646	48,783

Freddie Mac Multifamily Structured Pass-Through Certificates (KP02-A2)

2.36% (1)	04/25/21	3,543	3,538

Freddie Mac Multifamily Structured Pass-Through Certificates (KS05-A)

2.52% (1 mo. USD LIBOR + 0.500%) (2)	01/25/23	33,769	33,774

Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O)

0.65% (1)	09/25/25	250,000	8,704

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (KS10-A10)

2.41% (1 mo. USD LIBOR + 0.610%) (2)	10/25/28	$28,882	$28,849

FREMF Mortgage Trust (13-K713-X2A) (I/O)

0.10% (3)	04/25/46	62,639,609	7,842

Ginnie Mae (06-3-C)

5.24% (1)	04/16/39	4,702	4,696

Ginnie Mae (11-165-IO) (I/O)

0.41% (1)	10/16/51	832,419	6,451

Total Commercial Mortgage-backed Securities — Agency

(Cost: $341,653)			319,330

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 4.0%

Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)

1.77% (1)(3)(4)	09/10/45	152,918	6,279

COMM Mortgage Trust (13-CR13-XA) (I/O)

0.77% (1)	11/10/46	780,678	21,475

COMM Mortgage Trust (13-CR7-XA) (I/O)

1.21% (1)	03/10/46	235,987	7,616

Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-A)

5.40% (3)	12/13/28	9,318	9,671

JPMBB Commercial Mortgage Securities Trust (13-C17-XA) (I/O)

0.76% (1)	01/15/47	730,204	19,704

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.66% (1)	09/15/47	2,161,464	52,350

JPMorgan Chase Commercial Mortgage Securities Trust (13-C10-XA) (I/O)

0.98% (1)	12/15/47	302,441	7,982

Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O)

1.35% (1)	02/15/46	271,110	9,857

Morgan Stanley Capital Barclays Bank Trust (16-MART-A)

2.20% (3)	09/13/31	15,000	15,012

Morgan Stanley Capital I Trust (11-C3-A4)

4.12%	07/15/49	10,585	10,870

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

1.90% (1)(3)	11/15/45	878,256	40,944

WFRBS Commercial Mortgage Trust (13-C13-XA) (I/O)

1.20% (1)(3)	05/15/45	215,332	7,605

WFRBS Commercial Mortgage Trust (14-C21-XA) (I/O)

1.04% (1)	08/15/47	406,722	16,317

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $247,334)			225,682

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 17.9%

Fannie Mae (03-11-FA)

2.82% (1 mo. USD LIBOR + 1.000%) (2)	09/25/32	$13,924	$14,304

Fannie Mae (03-122-MF) (PAC)

2.22% (1 mo. USD LIBOR + 0.400%) (2)	08/25/33	33,488	33,379

Fannie Mae (03-52-NF)

2.22% (1 mo. USD LIBOR + 0.400%) (2)	06/25/23	11,771	11,770

Fannie Mae (05-114-PF) (PAC)

2.20% (1 mo. USD LIBOR + 0.375%) (2)	08/25/35	15,668	15,667

Fannie Mae (06-60-DF)

2.25% (1 mo. USD LIBOR + 0.430%) (2)	04/25/35	12,012	12,025

Fannie Mae (06-84-WF) (PAC)

2.12% (1 mo. USD LIBOR + 0.300%) (2)	02/25/36	5,328	5,326

Fannie Mae (07-64-FA)

2.29% (1 mo. USD LIBOR + 0.470%) (2)	07/25/37	29,397	29,504

Fannie Mae (07-67-FA)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	227	227

Fannie Mae (08-15-JN)

4.50%	02/25/23	4,273	4,293

Fannie Mae (08-24-PF) (PAC)

2.47% (1 mo. USD LIBOR + 0.650%) (2)	02/25/38	20,870	20,985

Fannie Mae (09-33-FB)

2.64% (1 mo. USD LIBOR + 0.820%) (2)	03/25/37	22,308	22,638

Fannie Mae (10-118-GF) (PAC)

2.37% (1 mo. USD LIBOR + 0.550%) (2)	10/25/39	55,927	55,841

Fannie Mae (11-124-DF)

2.27% (1 mo. USD LIBOR + 0.450%) (2)	08/25/40	10,584	10,593

Fannie Mae (11-75-HP) (PAC)

2.50%	07/25/40	22,082	22,237

Fannie Mae (12-93-GF) (PAC)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	07/25/40	46,327	45,922

Fannie Mae, Pool #254548

5.50%	12/01/32	11,560	12,738

Fannie Mae, Pool #600187

7.00%	07/01/31	25,945	29,072

Fannie Mae, Pool #995364

6.00%	10/01/38	13,616	15,625

Fannie Mae, Pool #AL0851

6.00%	10/01/40	6,834	7,866

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (2550-FI) (TAC)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	11/15/32	$25,606	$25,521

Freddie Mac (2763-FC)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	04/15/32	2,371	2,371

Freddie Mac (2990-DE)

2.30% (1 mo. USD LIBOR + 0.380%) (2)	11/15/34	10,035	10,041

Freddie Mac (3071-TF) (PAC)

2.22% (1 mo. USD LIBOR + 0.300%) (2)	04/15/35	35,497	35,406

Freddie Mac (3084-FN)

2.42% (1 mo. USD LIBOR + 0.500%) (2)	12/15/34	20,997	20,998

Freddie Mac (3139-FL) (PAC)

2.22% (1 mo. USD LIBOR + 0.300%) (2)	01/15/36	8,286	8,285

Freddie Mac (3196-FA) (PAC)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	04/15/32	30,694	30,699

Freddie Mac (3300-FA)

2.22% (1 mo. USD LIBOR + 0.300%) (2)	08/15/35	36,658	36,539

Freddie Mac (3318-F)

2.17% (1 mo. USD LIBOR + 0.250%) (2)	05/15/37	44,118	43,935

Freddie Mac (3645-EH)

3.00%	12/15/20	3,174	3,172

Freddie Mac (3767-JF) (PAC)

2.22% (1 mo. USD LIBOR + 0.300%) (2)	02/15/39	26,559	26,583

Freddie Mac (3879-MF)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	09/15/38	24,012	24,033

Freddie Mac (3940-PF) (PAC)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	05/15/40	47,581	47,629

Freddie Mac (3946-FG) (PAC)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	10/15/39	21,357	21,342

Freddie Mac (4231-FD)

2.27% (1 mo. USD LIBOR + 0.350%) (2)	10/15/32	57,727	57,401

Freddie Mac (263-F5)

2.42% (1 mo. USD LIBOR + 0.500%) (2)	06/15/42	44,735	44,688

Ginnie Mae (05-60-FK) (PAC)

2.07% (1 mo. USD LIBOR + 0.220%) (2)	02/20/34	846	846

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae (12-13-KF)

2.15% (1 mo. USD LIBOR + 0.300%) (2)	07/20/38	$16,219	$16,191

Ginnie Mae II, Pool #80022

4.13% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	12/20/26	12,186	12,532

Ginnie Mae II, Pool #80636

3.75% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	09/20/32	9,364	9,683

Ginnie Mae II, Pool #80757

3.75% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	10/20/33	3,896	3,918

Ginnie Mae II, Pool #80797

4.00% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	01/20/34	49,301	51,358

Ginnie Mae II, Pool #80937

3.88% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	06/20/34	16,904	17,600

NCUA Guaranteed Notes (10-R1-1A)

2.44% (1 mo. USD LIBOR + 0.450%) (2)	10/07/20	92,531	92,576

Total Residential Mortgage-backed Securities — Agency

(Cost: $990,687)			1,013,359

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.9%

Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)

4.06% (1)	11/25/32	29,258	30,649

First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)

2.82% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	14,418	14,453

Morgan Stanley Mortgage Loan Trust (04-6AR-1A)

2.72% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	3,690	3,709

Residential Accredit Loans, Inc. (02-QS16-A2)

2.37% (1 mo. USD LIBOR + 0.550%) (2)(5)	10/25/17	83	86

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $45,911)			48,897

Issues	Maturity Date	Principal Amount	Value

CORPORATE BONDS — 31.4%

Aerospace/Defense — 1.0%

BAE Systems Holdings, Inc.

2.85% (3)	12/15/20	$15,000	$15,116

L3Harris Technologies, Inc.

4.95% (3)	02/15/21	15,000	15,427

United Technologies Corp.

2.82% (3 mo. USD LIBOR + 0.650%) (2)	08/16/21	25,000	25,005

			55,548

Agriculture — 0.5%

BAT Capital Corp.

2.76%	08/15/22	30,000	30,297

Auto Manufacturers — 2.9%

BMW US Capital LLC

2.42% (3 mo. USD LIBOR + 0.380%) (2)(3)	04/06/20	30,000	30,039

Daimler Finance North America LLC

3.75% (3)	11/05/21	25,000	25,796

Ford Motor Credit Co. LLC

2.46%	03/27/20	25,000	25,004

2.60%	11/04/19	25,000	25,000

5.88%	08/02/21	10,000	10,494

8.13%	01/15/20	10,000	10,114

General Motors Financial Co., Inc.

2.45%	11/06/20	35,000	35,061

			161,508

Banks — 10.1%

Bank of America Corp.

2.37% (3 mo. USD LIBOR + 0.66%) (2)	07/21/21	100,000	100,286

2.74% (3 mo. USD LIBOR + 0.37%) (2)	01/23/22	25,000	25,200

Citigroup, Inc.

2.45%	01/10/20	25,000	25,013

2.90%	12/08/21	25,000	25,459

JPMorgan Chase & Co.

2.82% (3 mo. USD LIBOR + 0.680%) (2)	06/01/21	75,000	75,176

JPMorgan Chase Bank NA

3.09% (3.086% until 4/26/20 then 3 mo. USD LIBOR +0.350%) (2)	04/26/21	50,000	50,261

Lloyds Bank PLC (United Kingdom)

5.80% (3)	01/13/20	30,000	30,222

Morgan Stanley

2.73% (3 mo. USD LIBOR + 0.550%) (2)	02/10/21	30,000	30,029

5.50%	01/26/20	35,000	35,283

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Santander UK Group Holdings PLC (United Kingdom)

3.13%	01/08/21	$30,000	$30,282

Wells Fargo & Co.

2.15%	01/30/20	40,000	40,026

Wells Fargo Bank N.A.

2.08% (3 mo. USD LIBOR + 0.650%) (2)	09/09/22	5,000	4,993

2.40%	01/15/20	100,000	100,146

			572,376

Beverages — 1.1%

Anheuser-Busch InBev Worldwide, Inc.

6.88%	11/15/19	25,000	25,035

Constellation Brands, Inc.

2.00%	11/07/19	25,000	25,000

Molson Coors Brewing Co.

2.25%	03/15/20	15,000	15,006

			65,041

Chemicals — 0.4%

International Flavors & Fragrances, Inc.

3.40%	09/25/20	20,000	20,237

Commercial Services — 0.5%

IHS Markit, Ltd.

5.00% (3)	11/01/22	25,000	26,759

Diversified Financial Services — 1.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.95%	02/01/22	10,000	10,350

Air Lease Corp.

3.50%	01/15/22	30,000	30,861

GE Capital International Funding Co. Unlimited Co. (Ireland)

2.34%	11/15/20	45,000	44,965

Park Aerospace Holdings, Ltd.

3.63% (3)	03/15/21	10,000	10,119

4.50% (3)	03/15/23	5,000	5,265

			101,560

Food — 2.0%

Campbell Soup Co.

2.62% (3 mo. USD LIBOR + 0.500%) (2)	03/16/20	15,000	15,014

Conagra Brands, Inc.

2.51% (3 mo. USD LIBOR + 0.500%) (2)	10/09/20	25,000	25,041

Kraft Heinz Foods Co.

4.00%	06/15/23	35,000	36,775

Smithfield Foods, Inc.

2.70% (3)	01/31/20	20,000	20,100

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Tyson Foods, Inc.

2.60% (3 mo. USD LIBOR + 0.450%) (2)	08/21/20	$15,000	$14,996

			111,926

Healthcare-Products — 0.5%

Becton Dickinson and Co.

2.98% (3 mo. USD LIBOR + 0.875%) (2)	12/29/20	15,000	15,008

Zimmer Biomet Holdings, Inc.

2.91% (3 mo. USD LIBOR + 0.750%) (2)	03/19/21	15,000	15,001

			30,009

Healthcare-Services — 1.2%

Anthem, Inc.

3.70%	08/15/21	30,000	30,752

Humana, Inc.

2.50%	12/15/20	15,000	15,100

Sutter Health

2.29%	08/15/53	25,000	25,023

			70,875

Insurance — 0.4%

Allstate Corp. (The)

2.53% (3 mo. USD LIBOR + 0.430%) (2)	03/29/21	25,000	25,066

Media — 0.2%

Discovery Communications LLC

2.80%	06/15/20	10,000	10,044

Miscellaneous Manufacturers — 0.9%

General Electric Co.

2.20%	01/09/20	45,000	44,992

2.67% (3 mo. USD LIBOR + 0.38%) (2)	05/05/26	5,000	4,618

			49,610

Oil & Gas — 0.3%

Petroleos Mexicanos

5.35%	02/12/28	15,000	14,809

Packaging & Containers — 0.4%

Bemis Company, Inc.

4.50% (3)	10/15/21	20,000	20,713

Pharmaceuticals — 0.8%

Bayer US Finance LLC

2.20% (3)	07/15/22	45,000	44,358

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

REIT — 3.7%

American Campus Communities Operating Partnership LP

3.35%	10/01/20	$20,000	$20,217

Camden Property Trust

2.95%	12/15/22	25,000	25,530

Essex Portfolio LP (REIT)

5.20%	03/15/21	20,000	20,677

GLP Capital LP / GLP Financing II, Inc.

4.38%	04/15/21	10,000	10,227

5.38%	11/01/23	20,000	21,825

HCP, Inc.

4.00%	12/01/22	9,000	9,469

Kimco Realty Corp.

3.40%	11/01/22	20,000	20,709

National Retail Properties, Inc.

3.80%	10/15/22	30,000	31,196

SL Green Operating Partnership LP

3.15% (3 mo. USD LIBOR + 0.980%) (2)	08/16/21	40,000	40,008

WEA Finance LLC

3.15% (3)	04/05/22	10,000	10,207

			210,065

Retail — 0.8%

Alimentation Couche-Tard, Inc. (Canada)

2.35% (3)	12/13/19	20,000	20,008

Dollar Tree, Inc.

2.70% (3 mo. USD LIBOR + 0.700%) (2)	04/17/20	25,000	25,004

			45,012

Savings & Loans — 0.3%

Nationwide Building Society (United Kingdom)

3.62% (3 mo. USD LIBOR + 0.181%) (3)(2)	04/26/23	15,000	15,426

Semiconductors — 0.9%

Analog Devices, Inc.

2.85%	03/12/20	10,000	10,031

Broadcom Corp. / Broadcom Cayman Finance, Ltd.

2.38%	01/15/20	15,000	15,012

NXP BV / NXP Funding LLC (Netherlands)

4.13% (3)	06/01/21	25,000	25,698

			50,741

Telecommunications — 0.4%

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (3)	03/20/23	25,000	25,187

Issues	Maturity Date	Principal Amount		Value

Trucking & Leasing — 0.3%

Aviation Capital Group LLC

3.08% (3 mo. USD LIBOR + 0.950%) (2)(3)	06/01/21		$15,000	$15,035

Total Corporate Bonds

(Cost: $1,759,756)				1,772,202

U.S. TREASURY SECURITIES — 22.1%

U.S. Treasury Floating Rate Note

1.86% (3 mo. Treasury Money Market Yield + 0.220%) (2)	07/31/21		300,000	300,012

U.S. Treasury Note

1.50%	08/31/21		242,000	241,764

1.50%	09/30/21		298,000	297,748

1.50%	10/31/21		408,000	407,839

Total U.S. Treasury Securities

(Cost: $1,245,526)				1,247,363

ASSET-BACKED SECURITIES — 0.5% (Cost: $26,274)

Corevest American Finance Trust (19-1-XA) (I/O)

2.16% (1)(3)	03/15/52		278,628	26,075

Total Fixed Income Securities

(Cost: $4,657,141)				4,652,908

		Shares

MONEY MARKET INVESTMENTS — 19.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (6)			1,084,313	1,084,313

Total Money Market Investments

(Cost: $1,084,313)				1,084,313

		Principal Amount

SHORT TERM INVESTMENTS — 3.0%

U.S. TREASURY SECURITIES — 0.3% (Cost: $16,951)

U.S. Treasury Bill

1.54% (7)(8)	12/26/19		$17,000	16,960

Foreign Government Bonds — 2.5%

Japan Treasury Bill

0.00% (9)	01/20/20	JPY	5,000,000	46,275

0.00% (9)	01/27/20	JPY	10,000,000	92,552

Total Foreign Government Bonds

(Cost: $138,391)				138,827

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Paper — 0.2%

Auto Manufacturers 0.2% (Cost: $9,706)

Ford Motor Credit Co.

3.24%	10/08/20	$10,000	$9,709

Total Short Term Investments

(Cost: $165,048)			165,496

Total Investments (104.6%) (Cost: $5,906,502)			5,902,717

Liabilities In Excess Of Other Assets (-4.6%)			(258,837)

Net Assets (100.0%)			$5,643,880

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Depreciation
Long Futures
2	2-Year U.S. Treasury Note Futures	12/31/19	$432,038	$431,203	$(835)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (10)
Goldman Sachs & Co.	JPY	5,000,000	01/21/20	$46,774	$46,497	$277
Goldman Sachs & Co.	JPY	5,000,000	01/27/20	46,212	46,512	(300)
Citibank N.A.	JPY	5,000,000	01/27/20	46,384	46,512	(128)

				$139,370	$139,521	$(151)

Notes to Schedule of Investments:

JPY -	Japanese Yen.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
(1)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $468,903 or 8.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Restricted security (Note 11).
(5)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2019.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(7)	Rate shown represents yield-to-maturity.
(8)	All or a portion of this security is held as collateral for open futures contracts.
(9)	Security is not accruing interest.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Corporate Bonds	31.4%
U.S. Treasury Securities	22.4
Money Market Investments	19.2
Residential Mortgage-Backed Securities — Agency	17.9
Commercial Mortgage-Backed Securities — Agency	5.6
Commercial Mortgage-Backed Securities — Non-Agency	4.0
Foreign Government Bonds	2.5
Residential Mortgage-Backed Securities — Non-Agency	0.9
Asset-Backed Securities	0.5
Commercial Paper	0.2
Other*	(4.6)

Total	100.0%

*	Includes futures, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$319,330	$—	$319,330
Commercial Mortgage-Backed Securities — Non-Agency	—	225,682	—	225,682
Residential Mortgage-Backed Securities — Agency	—	1,013,359	—	1,013,359
Residential Mortgage-Backed Securities — Non-Agency	—	48,897	—	48,897
Corporate Bonds*	—	1,772,202	—	1,772,202
U.S. Treasury Securities	1,247,363	—	—	1,247,363
Asset-Backed Securities	—	26,075	—	26,075

Total Fixed Income Securities	1,247,363	3,405,545	—	4,652,908

Money Market Investments	1,084,313	—	—	1,084,313
Short-Term Investments*	16,960	148,536	—	165,496

Total Investments	2,348,636	3,554,081	$—	5,902,717

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	277	—	277

Total Investments	$2,348,636	$3,554,358	$—	$5,902,994

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(835)	$—	$—	$(835)
Forward Currency Contracts
Foreign Currency Risk	—	(428)	—	(428)

Total	$(835)	$(428)	$—	$(1,263)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES —103.2% of Net Assets

ASSET-BACKED SECURITIES — 2.2%

321 Henderson Receivables I LLC (13-3A-A)

4.08% (1)	01/17/73	$7,147,587	$7,798,771

EFS Volunteer No 2 LLC (12-1-A2)

3.17% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	7,086,300	7,184,710

EFS Volunteer No 3 LLC (12-1-A3)

2.82% (1 mo. USD LIBOR + 1.000%) (1)(2)	04/25/33	15,609,461	15,580,787

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	7,773,375	7,789,878

Higher Education Funding I (14-1-A)

3.18% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	18,182	18,258

Navient Student Loan Trust (14-2-A)

2.46% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	23,074,910	22,722,626

Navient Student Loan Trust (14-3-A)

2.44% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	24,101,724	23,700,666

Navient Student Loan Trust (14-4-A)

2.44% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	13,495,394	13,312,159

Navient Student Loan Trust (16-5A-A)

3.07% (1 mo. USD LIBOR + 1.250%) (1)(2)	06/25/65	16,138,687	16,284,168

Navient Student Loan Trust (17-1A-A3)

2.97% (1 mo. USD LIBOR + 1.150%) (1)(2)	07/26/66	6,130,000	6,227,464

SLM Student Loan Trust (08-8-B)

4.19% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	5,706,000	5,743,916

Total Asset-backed Securities

(Cost: $125,536,273)			126,363,403

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.6%

Fannie Mae (12-M12-1A) (ACES)

2.84% (3)	08/25/22	37,552,043	38,311,267

Fannie Mae, Pool #AL2660

2.63%	10/01/22	13,822,688	14,104,470

Fannie Mae, Pool #AN9555

3.81%	06/01/30	20,679,000	23,308,844

Fannie Mae, Pool #BL0552

3.95%	11/01/30	11,549,000	13,067,643

Fannie Mae, Pool #BL0710

4.03%	11/01/30	28,324,000	32,364,884

Fannie Mae, Pool #BL0740

4.08%	12/01/33	21,998,000	25,449,777

Fannie Mae, Pool #BL2360

3.45%	05/01/34	24,962,000	27,416,165

Issues	Maturity Date	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (K-1510-A3)

3.79%	01/25/34	$31,000,000	$35,586,763

Total Commercial Mortgage-backed Securities — Agency

(Cost: $198,064,483)			209,609,813

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.6%

CPT Mortgage Trust

2.87% (1)(4)	11/13/39	5,485,000	5,649,444

DBRR Trust (11-LC2-A4A)

4.54% (1)(3)	07/12/44	10,288,605	10,544,886

DBWF Mortgage Trust (16-85T-A)

3.79% (1)	12/10/36	6,385,000	6,949,079

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	5,750,000	5,977,825

GS Mortgage Securities Corp. (12-ALOH-A)

3.55% (1)	04/10/34	6,105,000	6,285,386

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1)(3)	01/05/43	820,000	881,316

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $36,430,891)			36,287,936

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 57.0%

Fannie Mae, Pool #MA3811

3.00%	10/01/49	29,486,616	29,752,360

Fannie Mae (01-40-Z)

6.00%	08/25/31	170,579	188,452

Fannie Mae (03-117-TG) (PAC)

4.75%	08/25/33	358,083	377,869

Fannie Mae (04-52-SW) (I/O) (I/F)

5.28% (1 mo. USD LIBOR + 7.100%)(2)	07/25/34	561,073	83,714

Fannie Mae (04-65-LT)

4.50%	08/25/24	872,276	907,726

Fannie Mae (04-68-LC)

5.00%	09/25/29	1,281,157	1,378,573

Fannie Mae (05-117-LC) (PAC)

5.50%	11/25/35	3,242,217	3,368,949

Fannie Mae (05-74-CP) (I/F) (PAC)

18.07% (-3.67 X 1 mo. USD LIBOR + 24.750%) (2)	05/25/35	203,156	276,700

Fannie Mae (07-103-AI) (I/O) (I/F)

4.48% (1 mo. USD LIBOR + 6.500%) (2)	03/25/37	4,000,945	647,464

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (07-20-SI) (I/O) (I/F)

4.63% (-1.00 X 1 mo. USD LIBOR + 6.450%) (2)	03/25/37	$1,167,780	$192,171

Fannie Mae (07-21-SE) (I/O) (I/F)

4.42% (-1.00 X 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	966,619	139,630

Fannie Mae (07-56-SG) (I/O) (I/F)

4.39% (-1.00 X 1 mo. USD LIBOR + 6.410%)	06/25/37	1,060,679	116,524

Fannie Mae (07-58-SV) (I/O) (I/F)

4.93% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	4,753,925	591,944

Fannie Mae (07-65-S) (I/O) (I/F)

4.78% (-1.00 X 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	872,490	132,993

Fannie Mae (07-88-FY)

2.28% (1 mo. USD LIBOR + 0.460%) (2)	09/25/37	643,703	644,845

Fannie Mae (07-B2-ZA)

5.50%	06/25/37	11,861,148	13,377,762

Fannie Mae (08-1-AI) (I/O) (I/F)

4.23% (-1.00 X 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	4,415,205	662,496

Fannie Mae (08-13-SB) (I/O) (I/F)

4.42% (-1.00 X 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	3,924,786	809,647

Fannie Mae (08-23-SB) (I/O) (I/F)

5.03% (-1.00 X 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	6,718,819	1,078,651

Fannie Mae (08-35-SD) (I/O) (I/F)

4.63% (-1.00 X 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	524,230	36,529

Fannie Mae (08-66-SG) (I/O) (I/F)

4.25% (-1.00 X 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	8,920,233	1,761,980

Fannie Mae (08-68-SA) (I/O) (I/F)

4.15% (-1.00 X 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	3,376,269	509,289

Fannie Mae (09-3-SH) (I/O) (I/F)

3.63% (-1.00 X 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	1,202,654	154,975

Fannie Mae (09-47-SV) (I/O) (I/F)

4.93% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	1,035,352	114,864

Fannie Mae (09-51-SA) (I/O) (I/F)

4.93% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	4,024,991	641,765

Fannie Mae (09-6-SD) (I/O) (I/F)

3.73% (-1.00 X 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	1,635,882	199,541

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae (09-68-KB)

4.00%	09/25/24	$3,563,866	$3,640,725

Fannie Mae (09-71-LB)

4.00%	09/25/29	11,282,113	11,880,345

Fannie Mae (09-72-AC)

4.00%	09/25/29	14,583,637	15,357,448

Fannie Mae (09-72-JS) (I/O) (I/F)

5.43% (-1.00 X 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	894,944	200,779

Fannie Mae (10-136-CX) (PAC)

4.00%	08/25/39	20,937,000	21,989,331

Fannie Mae (11-111-DB)

4.00%	11/25/41	25,000,000	26,702,670

Fannie Mae (11-123-ZP) (PAC)

4.50%	12/25/41	4,814,743	5,750,067

Fannie Mae (12-128-UY) (PAC)

2.50%	11/25/42	11,738,000	11,536,173

Fannie Mae (12-133-GC) (PAC)

2.50%	08/25/41	22,623,769	22,685,976

Fannie Mae (12-153-PC) (PAC)

2.00%	05/25/42	6,780,430	6,720,717

Fannie Mae (13-101-BO) (P/O)

0.00% (5)	10/25/43	6,881,998	6,053,468

Fannie Mae (13-101-CO) (P/O)

0.00% (5)	10/25/43	16,132,393	13,962,893

Fannie Mae (13-21-EC) (I/O)

2.00%	12/25/38	9,872,623	9,867,540

Fannie Mae (13-95-PN) (PAC)

3.00%	01/25/43	21,400,000	21,999,397

Fannie Mae (18-52 PZ) (PAC)

4.00%	07/25/48	2,982,657	3,255,553

Fannie Mae (18-55 PA) (PAC)

3.50%	01/25/47	17,927,903	18,513,161

Fannie Mae (19-57)

2.50%	10/25/49	19,449,211	19,563,956

Fannie Mae (93-202-SZ) (I/F) (PAC)

10.00% (Prime + 44.285%) (2)	11/25/23	36,787	40,186

Fannie Mae (95-21-C) (P/O)

0.00% (5)	05/25/24	210,262	202,608

Fannie Mae (G92-29-J)

8.00%	07/25/22	10,450	11,093

Fannie Mae, Pool #254634

5.50%	02/01/23	56,871	59,387

Fannie Mae, Pool #257536

5.00%	01/01/29	1,222,606	1,305,774

Fannie Mae, Pool #310033

6.00%	07/01/47	452,455	523,882

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #555424

5.50%	05/01/33	$2,951,401	$3,289,019

Fannie Mae, Pool #661856

3.87% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	31,755	31,756

Fannie Mae, Pool #671133

3.91% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	74,044	76,370

Fannie Mae, Pool #672272

4.80% (12 mo. USD LIBOR + 1.579%) (2)	12/01/32	28,347	29,395

Fannie Mae, Pool #687847

4.66% (12 mo. USD LIBOR + 1.590%) (2)	02/01/33	74,010	77,535

Fannie Mae, Pool #692104

3.66% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	398,392	411,189

Fannie Mae, Pool #699866

4.50% (12 mo. USD LIBOR + 1.588%) (2)	04/01/33	214,389	225,516

Fannie Mae, Pool #704454

4.55% (12 mo. USD LIBOR + 1.695%) (2)	05/01/33	73,491	76,168

Fannie Mae, Pool #728824

4.14% (12 mo. USD LIBOR + 1.586%) (2)	07/01/33	74,324	78,307

Fannie Mae, Pool #734384

5.50%	07/01/33	359,730	393,910

Fannie Mae, Pool #888593

7.00%	06/01/37	330,375	387,804

Fannie Mae, Pool #934103

5.00%	07/01/38	282,323	299,787

Fannie Mae, Pool #979563

5.00%	04/01/28	659,532	704,397

Fannie Mae, Pool #995040

5.00%	06/01/23	284,656	295,067

Fannie Mae, Pool #995425

6.00%	01/01/24	1,257,464	1,318,191

Fannie Mae, Pool #995573

6.00%	01/01/49	1,316,363	1,412,562

Fannie Mae, Pool #995953

6.00%	11/01/28	3,420,300	3,779,956

Fannie Mae, Pool #995954

6.00%	03/01/29	1,891,656	2,090,835

Fannie Mae, Pool #AA3303

5.50%	06/01/38	2,762,951	2,990,016

Fannie Mae, Pool #AB6210

3.00%	09/01/42	29,800,215	30,755,394

Fannie Mae, Pool #AE0588

6.00%	08/01/37	6,329,004	7,279,576

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Fannie Mae, Pool #AL0851

6.00%	10/01/40	$4,309,016	$4,959,403

Fannie Mae, Pool #AL1594

6.00%	07/01/40	3,257,139	3,790,231

Fannie Mae, Pool #AL9106

4.50%	02/01/46	25,580,687	27,585,146

Fannie Mae, Pool #AS9454

4.00%	04/01/47	6,840,691	7,171,107

Fannie Mae, Pool #AS9749

4.00%	06/01/47	17,150,349	18,032,352

Fannie Mae, Pool #AS9830

4.00%	06/01/47	21,212,897	22,300,160

Fannie Mae, Pool #AS9972

4.00%	07/01/47	18,200,832	19,087,768

Fannie Mae, Pool #BN4316

4.00%	01/01/49	477,671	507,293

Fannie Mae, Pool #BN6264

4.00%	04/01/49	12,147,284	12,910,252

Fannie Mae, Pool #CA1540

4.00%	04/01/48	33,848,177	36,047,648

Fannie Mae, Pool #CA1710

4.50%	05/01/48	26,320,770	27,881,510

Fannie Mae, Pool #CA1711

4.50%	05/01/48	24,568,518	26,025,354

Fannie Mae, Pool #CA2208

4.50%	08/01/48	28,598,424	30,151,230

Fannie Mae, Pool #MA1561

3.00%	09/01/33	38,654,892	40,019,773

Fannie Mae, Pool #MA1584

3.50%	09/01/33	26,296,809	27,438,342

Fannie Mae, Pool #MA2871

3.00%	01/01/32	11,555,753	11,868,435

Fannie Mae, Pool #MA2995

4.00%	05/01/47	16,159,790	16,940,636

Fannie Mae, Pool #MA3248

3.50%	01/01/33	14,157,015	14,710,046

Fannie Mae, Pool #MA3313

3.50%	03/01/33	3,659,638	3,790,689

Fannie Mae, Pool #MA3340

3.50%	04/01/33	32,122,384	33,372,145

Fannie Mae, Pool #MA3427

4.00%	07/01/33	29,168,658	30,529,846

Freddie Mac (4896-DA)

3.00%	01/15/49	8,338,060	8,480,399

Freddie Mac, Pool #SD8016

3.00%	10/01/49	44,563,342	45,320,077

Freddie Mac (1829-ZB)

6.50%	03/15/26	69,535	73,784

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (2367-ZK)

6.00%	10/15/31	$134,981	$149,791

Freddie Mac (2514-PZ) (PAC)

5.50%	10/15/32	1,873,119	2,059,895

Freddie Mac (2571-PZ) (PAC)

5.50%	02/15/33	4,550,674	5,002,992

Freddie Mac (2642-AR)

4.50%	07/15/23	317,479	326,487

Freddie Mac (2647-OV) (P/O)

0.00% (5)	07/15/33	604,092	522,808

Freddie Mac (2662-MT) (TAC)

4.50%	08/15/33	2,137,680	2,226,354

Freddie Mac (2666-BD)

4.50%	08/15/23	709,851	731,587

Freddie Mac (2700-B)

4.50%	11/15/23	1,145,190	1,188,699

Freddie Mac (2752-GZ) (PAC)

5.00%	02/15/34	18,449,077	20,012,516

Freddie Mac (277-30)

3.00%	09/15/42	27,135,878	27,789,042

Freddie Mac (2882-JH) (PAC)

4.50%	10/15/34	142,380	144,565

Freddie Mac (2903-PO) (P/O)

0.00% (5)	11/15/23	212,111	204,190

Freddie Mac (3045-HZ)

4.50%	10/15/35	1,927,168	2,007,484

Freddie Mac (3063-YG) (PAC)

5.50%	11/15/35	21,557,269	24,261,909

Freddie Mac (3114-KZ)

5.00%	02/15/36	16,511,482	18,188,386

Freddie Mac (3146-GE)

5.50%	04/15/26	4,021,580	4,302,320

Freddie Mac (3149-OD) (P/O) (PAC)

0.00% (5)	05/15/36	4,738,931	4,340,314

Freddie Mac (3315-S) (I/O) (I/F)

4.49% (-1.00 X 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	1,402,136	186,464

Freddie Mac (3376-SX) (I/O) (I/F)

4.12% (-1.00 X 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	2,859,700	433,883

Freddie Mac (3410-IS) (I/O) (I/F)

4.35% (-1.00 X 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	3,783,840	530,539

Freddie Mac (3424-BI) (I/O) (I/F)

4.88% (-1.00 X 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	4,259,335	1,002,385

Freddie Mac (3512-AY)

4.00%	02/15/24	383,341	384,809

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac (3519-SH) (I/O) (I/F)

3.58% (-1.00 X 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	$386,871	$38,455

Freddie Mac (3531-SC) (I/O) (I/F)

4.38% (-1.00 X 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	5,969,989	427,866

Freddie Mac (3541-SA) (I/O) (I/F)

4.83% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	1,809,913	357,949

Freddie Mac (3550-GS) (I/O) (I/F)

4.83% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	5,462,469	1,161,201

Freddie Mac (3551-VZ)

5.50%	12/15/32	2,404,547	2,664,595

Freddie Mac (3557-KB)

4.50%	07/15/29	5,191,631	5,422,620

Freddie Mac (3557-NB)

4.50%	07/15/29	11,890,314	12,726,052

Freddie Mac (3558-KB)

4.00%	08/15/29	5,801,204	6,101,145

Freddie Mac (3565-XB)

4.00%	08/15/24	6,885,055	7,118,302

Freddie Mac (3575-D)

4.50%	03/15/37	730,407	783,948

Freddie Mac (3626-MD) (PAC)

5.00%	01/15/38	13,562,307	13,960,168

Freddie Mac (3719-PJ) (PAC)

4.50%	09/15/40	20,025,406	22,051,637

Freddie Mac (3788-SB) (I/O) (I/F)

4.56% (-1.00 X 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	7,870,219	1,678,503

Freddie Mac (3885-PO) (P/O) (PAC)

0.00% (5)	11/15/33	1,921,261	1,732,517

Freddie Mac (3930-KE) (PAC)

4.00%	09/15/41	10,470,000	11,677,315

Freddie Mac (4030-HS) (I/O) (I/F)

4.69% (-1.00 X 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	3,231,530	627,390

Freddie Mac (4604-PB) (PAC)

3.00%	01/15/46	2,201,517	2,287,778

Freddie Mac (4846-PA)

4.00%	06/15/47	11,115,604	12,012,854

Freddie Mac (R002-ZA)

5.50%	06/15/35	4,228,867	4,793,389

Freddie Mac, Pool #A91162

5.00%	02/01/40	19,374,030	21,787,398

Freddie Mac, Pool #A92195

5.00%	05/01/40	5,780,855	6,433,884

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #C90552

6.00%	06/01/22	$17,511	$18,741

Freddie Mac, Pool #G01959

5.00%	12/01/35	113,557	125,467

Freddie Mac, Pool #G06173

4.00%	11/01/40	23,824,709	25,642,428

Freddie Mac, Pool #G07556

4.00%	11/01/43	7,355,167	8,011,367

Freddie Mac, Pool #G07786

4.00%	08/01/44	26,849,384	28,990,166

Freddie Mac, Pool #G07848

3.50%	04/01/44	59,761,927	63,198,883

Freddie Mac, Pool #G08687

3.50%	01/01/46	71,580,777	74,553,834

Freddie Mac, Pool #G08710

3.00%	06/01/46	3,522,849	3,614,951

Freddie Mac, Pool #G08715

3.00%	08/01/46	67,798,071	69,570,599

Freddie Mac, Pool #G08716

3.50%	08/01/46	20,028,350	20,822,660

Freddie Mac, Pool #G08721

3.00%	09/01/46	75,212,010	77,178,370

Freddie Mac, Pool #G08737

3.00%	12/01/46	39,334,816	40,363,194

Freddie Mac, Pool #G08833

5.00%	07/01/48	11,955,887	12,821,910

Freddie Mac, Pool #G08840

5.00%	08/01/48	2,533,629	2,713,985

Freddie Mac, Pool #G08849

5.00%	11/01/48	17,848,430	19,110,136

Freddie Mac, Pool #G11678

4.50%	04/01/20	8,032	8,284

Freddie Mac, Pool #G12635

5.50%	03/01/22	128,902	131,040

Freddie Mac, Pool #G12702

4.50%	09/01/20	12,249	12,256

Freddie Mac, Pool #G13390

6.00%	01/01/24	323,539	335,588

Freddie Mac, Pool #G16085

2.50%	02/01/32	6,254,466	6,356,280

Freddie Mac, Pool #G16258

2.50%	06/01/32	29,841,568	30,312,642

Freddie Mac, Pool #G16598

2.50%	12/01/31	38,014,482	38,648,337

Freddie Mac, Pool #G18592

3.00%	03/01/31	32,194,243	33,115,977

Freddie Mac, Pool #G18627

3.00%	01/01/32	18,784,315	19,304,016

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Freddie Mac, Pool #G30194

6.50%	04/01/21	$3,000	$3,048

Freddie Mac, Pool #G30450

6.00%	01/01/29	1,319,488	1,466,868

Freddie Mac, Pool #G30452

6.00%	10/01/28	1,327,794	1,471,524

Freddie Mac, Pool #G30454

5.00%	05/01/29	1,775,229	1,904,152

Freddie Mac, Pool #G60440

3.50%	03/01/46	57,815,554	60,957,644

Freddie Mac, Pool #G67700

3.50%	08/01/46	51,548,404	54,333,785

Freddie Mac, Pool #G67703

3.50%	04/01/47	66,335,402	69,808,839

Freddie Mac, Pool #G67705

4.00%	10/01/47	8,363,529	8,906,165

Freddie Mac, Pool #G67706

3.50%	12/01/47	57,364,672	60,340,949

Freddie Mac, Pool #G67707

3.50%	01/01/48	27,163,620	28,691,867

Freddie Mac, Pool #G67708

3.50%	03/01/48	79,730,424	83,590,118

Freddie Mac, Pool #G67709

3.50%	03/01/48	45,659,622	48,028,601

Freddie Mac, Pool #G67710

3.50%	03/01/48	57,220,701	59,734,652

Freddie Mac, Pool #G67717

4.00%	11/01/48	84,379,460	89,891,033

Freddie Mac, Pool #G67718

4.00%	01/01/49	28,776,202	30,486,392

Freddie Mac, Pool #H82001

5.50%	07/01/37	184,005	199,886

Freddie Mac, Pool #N70081

5.50%	07/01/38	3,017,277	3,359,740

Freddie Mac, Pool #P51350

5.00%	03/01/36	3,133,833	3,465,235

Ginnie Mae (03-42-SH) (I/O) (I/F)

4.70% (-1.00 X 1 mo. USD LIBOR + 6.550%) (2)	05/20/33	705,398	110,241

Ginnie Mae (11-70-BO) (P/O)

0.00% (5)	05/20/41	8,957,742	8,147,273

Ginnie Mae (15-42-ZB)

3.00%	03/20/45	18,303,035	18,989,772

Ginnie Mae (15-43-DM)

2.50%	03/20/45	37,325,347	37,239,426

Ginnie Mae (15-44-Z)

3.00%	03/20/45	12,385,826	13,062,816

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA6030

3.50% (4)	07/20/49	$42,831,639	$43,796,938

Ginnie Mae II, Pool #80963

3.75% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	152,556	156,522

Ginnie Mae II, Pool #MA2374

5.00%	11/20/44	598,812	650,867

Ginnie Mae II, Pool #MA2828

4.50%	05/20/45	406,399	434,690

Ginnie Mae II, Pool #MA3456

4.50%	02/20/46	2,307,738	2,468,265

Ginnie Mae II, Pool #MA3521

3.50%	03/20/46	68,090,116	71,337,559

Ginnie Mae II, Pool #MA3663

3.50%	05/20/46	33,330,355	34,894,084

Ginnie Mae II, Pool #MA3665

4.50%	05/20/46	3,736,659	4,004,891

Ginnie Mae II, Pool #MA3736

3.50%	06/20/46	26,268,496	27,500,910

Ginnie Mae II, Pool #MA3739

5.00%	06/20/46	6,713,536	7,395,735

Ginnie Mae II, Pool #MA3876

4.50%	08/20/46	237,168	254,193

Ginnie Mae II, Pool #MA3877

5.00%	08/20/46	3,071,434	3,345,463

Ginnie Mae II, Pool #MA4006

4.50%	10/20/46	110,207	118,428

Ginnie Mae II, Pool #MA4007

5.00%	10/20/46	6,697,148	7,404,977

Ginnie Mae II, Pool #MA4071

4.50%	11/20/46	516,056	554,296

Ginnie Mae II, Pool #MA4126

3.00%	12/20/46	90,856,789	93,920,609

Ginnie Mae II, Pool #MA4129

4.50%	12/20/46	158,914	171,772

Ginnie Mae II, Pool #MA4199

5.00%	01/20/47	6,481,285	7,163,843

Ginnie Mae II, Pool #MA4264

4.50%	02/20/47	19,887,850	21,129,029

Ginnie Mae II, Pool #MA4265

5.00%	02/20/47	6,271,942	6,801,998

Ginnie Mae II, Pool #MA4324

5.00%	03/20/47	7,085,708	7,668,329

Ginnie Mae II, Pool #MA4385

5.00%	04/20/47	1,408,822	1,515,299

Ginnie Mae II, Pool #MA4454

5.00%	05/20/47	1,182,606	1,270,437

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)

Ginnie Mae II, Pool #MA4512

4.50%	06/20/47	$54,430,248	$57,776,152

Ginnie Mae II, Pool #MA4513

5.00%	06/20/47	4,427,864	4,762,647

Ginnie Mae II, Pool #MA4781

5.00%	10/20/47	5,795,355	6,231,666

Ginnie Mae II, Pool #MA4836

3.00%	11/20/47	31,388,011	32,365,152

Ginnie Mae II, Pool #MA4837

3.50%	11/20/47	37,014,307	38,561,919

Ginnie Mae II, Pool #MA4838

4.00%	11/20/47	32,991,387	34,585,096

Ginnie Mae II, Pool #MA4900

3.50%	12/20/47	24,151,157	25,144,513

Ginnie Mae II, Pool #MA4901

4.00%	12/20/47	23,889,616	25,042,878

Ginnie Mae II, Pool #MA4962

3.50%	01/20/48	30,055,436	31,282,248

Ginnie Mae II, Pool #MA5466

4.00%	09/20/48	24,454,424	25,518,409

Ginnie Mae II, Pool #MA5467

4.50%	09/20/48	2,957,325	3,111,160

Ginnie Mae II, Pool #MA5528

4.00%	10/20/48	21,048,898	21,964,713

Ginnie Mae II, Pool #MA6209

3.00%	10/20/49	29,055,000	29,464,369

Ginnie Mae II TBA, 30 Year

3.00% (6)	06/01/49	121,800,000	125,387,284

Ginnie Mae II, Pool, Pool #MA6080

3.00%	08/20/49	2,786,450	2,825,710

Ginnie Mae II, Pool, Pool #MA6081

3.50%	08/20/49	9,939,930	10,174,933

Ginnie Mae TBA, 30 Year

5.00% (6)	08/01/48	11,490,000	12,122,848

Uniform Mortgage-Backed Securities TBA, 15 Year

3.00% (6)	12/01/33	960,000	982,765

2.50% (6)	07/01/34	88,185,000	89,139,190

Uniform Mortgage-Backed Securities TBA, 30 Year

3.00% (6)	06/01/49	21,575,000	21,928,965

2.50% (6)	08/01/49	44,200,000	43,889,219

4.50% (6)	09/01/48	28,870,000	30,400,337

5.00% (6)	10/01/48	5,825,000	6,234,570

Total Residential Mortgage-backed Securities — Agency

(Cost: $3,298,485,139)			3,338,816,317

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 15.5%

ACE Securities Corp. (06-ASP1-A2D)

2.44% (1 mo. USD LIBOR + 0.620%) (2)	12/25/35	$2,055,589	$2,046,588

ACE Securities Corp. (07-ASP1-A2C)

2.08% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	13,882,031	8,854,376

ACE Securities Corp. (07-ASP1-A2D)

2.20% (1 mo. USD LIBOR + 0.380%) (2)	03/25/37	7,461,444	4,857,774

Adjustable Rate Mortgage Trust (04-5-3A1)

4.40% (3)	04/25/35	236,424	236,082

Asset-Backed Funding Certificates (07-NC1-A2)

2.12% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	7,559,179	7,462,308

Asset-Backed Funding Certificates (07-WMC1-A2A)

2.57% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	14,113,038	12,562,966

Banc of America Funding Corp. (04-B-3A1)

4.26% (3)(7)	12/20/34	258,105	201,127

Banc of America Funding Corp. (06-D-2A1)

3.54% (3)	05/20/36	57,355	53,677

Banc of America Funding Corp. (06-D-3A1)

4.23% (3)	05/20/36	2,856,419	2,803,966

Banc of America Funding Corp. (15-R8-1A1)

3.28% (1)(3)	11/26/46	4,852,506	4,902,511

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	821,079	819,770

Banc of America Funding Trust (06-3-5A3)

5.50%	03/25/36	2,882,761	2,761,123

BCAP LLC Trust (08-IND2-A1)

3.47% (1 mo. USD LIBOR + 1.650%)(2)	04/25/38	6,203,199	6,270,390

BCAP LLC Trust (11-RR3-5A3)

3.62% (1)(3)	11/27/37	98,522	98,894

BCAP LLC Trust (11-RR4-3A3)

4.09% (1)(3)	07/26/36	721,313	725,811

BCAP LLC Trust (11-RR9-7A1)

3.52% (1)(3)	04/26/37	49,894	49,921

Bear Stearns Alt-A Trust (05-2-2A4)

4.19% (3)	04/25/35	3,020	3,070

Bear Stearns Alt-A Trust (05-4-23A1)

4.44% (3)	05/25/35	4,434,559	4,531,381

Bear Stearns Alt-A Trust (06-4-32A1)

4.10% (3)	07/25/36	447,232	386,486

Bear Stearns ARM Trust (04-12-1A1)

4.54% (3)	02/25/35	723,309	724,444

Bear Stearns ARM Trust (05-10-A3)

4.72% (3)	10/25/35	4,122,664	4,176,744

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Bear Stearns ARM Trust (06-2-2A1)

4.27% (3)	07/25/36	$1,430,528	$1,364,855

Bear Stearns ARM Trust (07-1-2A1)

4.90% (3)	02/25/47	200,450	199,453

Bear Stearns ARM Trust (07-5-3A1)

4.04% (3)	08/25/47	964,738	868,033

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)

5.50% (3)	09/25/35	1,448,047	1,490,797

Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)

5.40% (3)	09/25/35	3,096,170	3,181,037

Bear Stearns Mortgage Funding Trust (06-AR3-1A1)

2.00% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	613,425	585,021

Chase Mortgage Finance Corp. (06-A1-2A1)

4.30% (3)	09/25/36	684,872	657,917

Chase Mortgage Finance Corp. (07-A1-8A1)

4.37% (3)	02/25/37	2,974,665	3,140,954

Chaseflex Trust (05-1-1A5)

6.50%	02/25/35	3,350,575	3,357,209

CIM Trust (17-7-A)

3.00% (1)(3)	12/25/65	28,066,292	28,077,291

CIM Trust (18-R5-A1)

3.75% (1)(3)	07/25/58	27,125,150	27,571,264

CIM Trust (18-R6-A1)

3.11% (1 mo. USD LIBOR + 1.076%) (1)(2)	09/25/58	20,436,033	20,324,491

CIM Trust (19-R3-A)

2.63% (1)(3)	06/25/58	25,000,000	25,443,137

Citicorp Mortgage Securities Trust, Inc. (07-4-3A1)

5.50%	05/25/37	479,236	487,027

Citigroup Mortgage Loan Trust (06-HE3-A1)

1.96% (1 mo. USD LIBOR + 0.140%) (1)(2)	12/25/36	14,353,040	14,055,007

Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)

4.39% (3)	07/25/36	3,346,297	2,820,277

Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)

6.50% (1)	10/25/36	3,167,536	2,632,461

Citigroup Mortgage Loan Trust, Inc. (14-10-2A1)

2.27% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	1,059,298	1,060,173

Conseco Financial Corp. (99-2-A7)

6.44%	12/01/30	2,740,925	2,958,233

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25%	07/25/20	113,139	113,193

Countrywide Alternative Loan Trust (05-84-1A1)

3.67% (3)	02/25/36	210,038	168,479

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Countrywide Alternative Loan Trust (05-J1-2A1)

5.50%	02/25/25	$578,687	$585,521

Countrywide Alternative Loan Trust (06-HY12-A5)

3.94% (3)	08/25/36	10,778,539	11,391,957

Countrywide Alternative Loan Trust (06-J3-3A1)

5.50%	04/25/21	100,090	100,309

Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)

5.50%	08/25/34	5,129,761	5,424,084

Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)

2.42% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	10,076,379	8,850,664

Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)

4.04% (3)(7)	09/20/35	25,456	22,081

Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)

4.41% (3)	09/25/47	6,508	6,471

Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)

3.29% (3)	03/25/37	39,777	34,550

Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)

5.75%	04/22/33	29,158	31,336

Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)

6.50%	12/25/35	2,130,781	1,802,132

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50%	01/25/36	7,801,828	4,540,418

Credit Suisse Mortgage Capital Certificates (15-5R-2A1)

2.30% (1 mo. USD LIBOR + 0.280%) (1)(2)	04/27/47	4,283,066	4,240,944

Credit Suisse Mortgage Trust (13-7R-4A1)

2.34% (1 mo. USD LIBOR + 0.160%) (1)(2)	07/26/36	1,789,876	1,734,522

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.30% (3)	01/25/36	3,896,730	3,380,197

Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	27,050,640	20,917,462

Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)

2.05% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	15,731,655	10,065,527

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.98% (3)	02/25/37	$3,338,204	$2,666,891

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.98% (3)	02/25/37	11,482,779	9,172,460

CSMC Mortgage-Backed Trust (06-8-3A1)

6.00%	10/25/21	1,828,427	1,603,959

CSMC Mortgage-Backed Trust (06-9-5A1)

5.50%	11/25/36	2,316,553	2,284,616

CSMC Mortgage-Backed Trust (07-2-3A4)

5.50%	03/25/37	7,100,067	6,133,080

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

2.01% (1 mo. USD LIBOR + 0.190%) (2)	02/25/37	332,989	310,906

DSLA Mortgage Loan Trust (05-AR6-2A1A)

2.14% (1 mo. USD LIBOR + 0.290%) (2)	10/19/45	2,593,925	2,525,788

DSLA Mortgage Loan Trust (06-AR2-2A1A)

2.05% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	27,362,396	25,042,740

DSLA Mortgage Loan Trust (07-AR1-2A1A)

1.99% (1 mo. USD LIBOR + 0.140%) (2)	04/19/47	7,550,872	6,752,677

Fieldstone Mortgage Investment Corp. (07-1-2A2)

2.09% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	3,901,671	3,245,322

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	16,070,127	14,991,833

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

2.03% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	9,430,498	8,843,907

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)

1.96% (1 mo. USD LIBOR + 0.140%) (2)	01/25/38	4,487,743	3,191,237

First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)

2.04% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	21,965,682	15,840,339

First Franklin Mortgage Loan Trust (06-FF9-2A4)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	5,068,000	4,593,319

First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)

3.93% (3)	05/25/35	2,991,650	2,976,203

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)

3.81% (3)	09/25/35	$2,816,993	$2,540,443

First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)

4.08% (3)	09/25/35	2,004,313	1,953,369

First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)

4.08% (3)	01/25/37	8,638,841	7,950,235

Fremont Home Loan Trust (05-E-2A4)

2.15% (1 mo. USD LIBOR + 0.330%) (2)	01/25/36	14,402,161	14,128,565

Fremont Home Loan Trust (06-1-2A3)

2.00% (1 mo. USD LIBOR + 0.180%) (2)	04/25/36	2,308,077	2,250,943

GMAC Mortgage Loan Trust (05-AR5-2A1)

4.51% (3)	09/19/35	2,389,579	1,927,018

GreenPoint Mortgage Funding Trust (05-AR3-1A1)

2.06% (1 mo. USD LIBOR + 0.240%) (2)	08/25/45	509,642	458,018

GreenPoint Mortgage Funding Trust (06-AR5-A2A2)

1.97% (1 mo. USD LIBOR + 0.150%) (2)(8)	10/25/46	137	—

GSAA Home Equity Trust (05-7-AF5)

4.61% (3)	05/25/35	498,782	508,041

GSAA Home Equity Trust (05-9-2A3)

2.19% (1 mo. USD LIBOR + 0.370%) (2)	08/25/35	80,822	80,998

GSR Mortgage Loan Trust (04-9-3A1)

4.50% (3)	08/25/34	1,881,927	1,890,509

GSR Mortgage Loan Trust (07-3F-3A7)

6.00%	05/25/37	9,210,371	8,512,909

GSR Mortgage Loan Trust (07-AR2-2A1)

4.53% (3)	05/25/37	2,789,673	2,461,774

GSR Mortgage Loan Trust (07-AR2-5A1A)

4.30% (3)	05/25/37	1,417,051	1,296,529

Harborview Mortgage Loan Trust (05-9-2A1A)

2.19% (1 mo. USD LIBOR + 0.340%) (2)	06/20/35	2,445,046	2,461,149

Harborview Mortgage Loan Trust (06-8-2A1A)

2.04% (1 mo. USD LIBOR + 0.190%) (2)	07/21/36	6,918,588	5,993,726

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	806,926	744,257

Impac CMB Trust (04-5-1A1)

2.54% (1 mo. USD LIBOR + 0.720%) (2)	10/25/34	4,310	4,309

Impac CMB Trust (05-1-1A1)

2.34% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	1,039,331	1,013,144

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Impac CMB Trust (05-5-A2)

2.26% (1 mo. USD LIBOR + 0.440%) (2)	08/25/35	$5,104,124	$5,099,124

Impac Secured Assets Trust (06-3-A1)

1.99% (1 mo. USD LIBOR + 0.170%) (2)	11/25/36	7,814,422	7,580,149

Indymac Index Mortgage Loan Trust (04-AR4-2A)

4.38% (3)	08/25/34	4,746,119	4,914,509

Indymac Index Mortgage Loan Trust (04-AR9-4A)

4.39% (3)	11/25/34	662,916	606,900

Indymac Index Mortgage Loan Trust (05-AR17-3A1)

3.96% (3)	09/25/35	3,962,802	3,405,210

Indymac Index Mortgage Loan Trust (05-AR23-2A1)

3.88% (3)	11/25/35	2,852,149	2,759,767

Indymac Index Mortgage Loan Trust (05-AR23-6A1)

3.68% (3)	11/25/35	3,820,523	3,641,624

Indymac Index Mortgage Loan Trust (05-AR25-2A1)

3.72% (3)(7)	12/25/35	2,040,809	1,947,961

Indymac Index Mortgage Loan Trust (05-AR7-2A1)

3.92% (3)	06/25/35	2,490,825	2,245,679

Indymac Index Mortgage Loan Trust (06-AR39-A1)

2.00% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	7,493,392	7,379,173

Indymac Index Mortgage Loan Trust (07-AR11-1A1)

3.34% (3)(7)	06/25/37	19,961	17,019

Indymac Index Mortgage Loan Trust (07-AR5-2A1)

3.77% (3)	05/25/37	13,227,928	12,760,546

Indymac Index Mortgage Loan Trust (07-AR7-1A1)

3.69% (3)	11/25/37	3,013,429	2,981,571

JPMorgan Alternative Loan Trust (06-A2-5A1)

4.06% (3)	05/25/36	5,770,406	4,545,885

JPMorgan Alternative Loan Trust (06-A4-A8)

3.84% (3)	09/25/36	1,438,057	1,414,795

JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)

5.76% (3)	10/25/36	6,145,509	4,943,745

JPMorgan Mortgage Trust (05-A6-7A1)

4.24% (3)	08/25/35	296,644	294,384

JPMorgan Mortgage Trust (06-A2-5A3)

4.38% (3)	11/25/33	1,625,703	1,618,350

JPMorgan Mortgage Trust (06-A4-1A4)

4.51% (3)	06/25/36	435,349	399,423

JPMorgan Mortgage Trust (06-A7-2A4R)

4.08% (3)	01/25/37	18,599	18,260

JPMorgan Mortgage Trust (06-S2-2A2)

5.88%	06/25/21	401,935	379,590

JPMorgan Resecuritization Trust Series (14-6-3A1)

2.23% (1 mo. USD LIBOR + 0.210%) (1)(2)	07/27/46	2,178,014	2,187,803

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Lehman Mortgage Trust (06-4-4A1)

6.00%	08/25/21	$1,088,047	$1,094,236

Lehman XS Trust (06-10N-1A3A)

2.03% (1 mo. USD LIBOR + 0.210%) (2)	07/25/46	12,957,698	12,989,833

Lehman XS Trust (06-12N-A2A1)

1.97% (1 mo. USD LIBOR + 0.150%) (2)(8)	08/25/46	175	—

Lehman XS Trust (06-12N-A31A)

2.02% (1 mo. USD LIBOR + 0.200%) (2)	08/25/46	4,395,918	4,224,354

Lehman XS Trust (06-13-1A2)

2.16% (1 mo. USD LIBOR + 0.170%) (2)	09/25/36	527,788	549,068

Lehman XS Trust (06-GP1-A2A)

1.99% (1 mo. USD LIBOR + 0.170%) (2)(8)	05/25/46	38	—

Lehman XS Trust (06-GP4-3A2A)

1.98% (1 mo. USD LIBOR + 0.160%) (2)(8)	08/25/46	13,412	—

MASTR Alternative Loans Trust (05-4-1A1)

6.50%	05/25/35	5,184,864	5,094,806

MASTR Alternative Loans Trust (06-2-2A1)

2.22% (1 mo. USD LIBOR + 0.400%) (2)(8)	03/25/36	66,228	7,217

MASTR Asset Securitization Trust (06-3-2A1)

2.27% (1 mo. USD LIBOR + 0.450%) (2)	10/25/36	38,843	15,477

MASTR Asset-Backed Securities Trust (06-AB1-A4)

5.72% (3)	02/25/36	761,059	726,343

MASTR Asset-Backed Securities Trust (06-HE1-A4)

2.11% (1 mo. USD LIBOR + 0.290%) (2)	01/25/36	1,567,839	1,575,563

MASTR Asset-Backed Securities Trust (06-HE5-A3)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	19,621,572	14,712,150

MASTR Seasoned Securitization Trust (04-1-4A1)

4.47% (3)	10/25/32	8,098	8,445

Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)

2.05% (1 mo. USD LIBOR + 0.230%) (2)	01/25/37	1,866,625	901,252

Merrill Lynch Alternative Note Asset Trust (07-A1-A3)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	01/25/37	960,191	459,228

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)

1.99% (1 mo. USD LIBOR + 0.170%) (2)	04/25/37	7,525,365	4,504,753

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)

2.07% (1 mo. USD LIBOR + 0.250%) (2)(7)	04/25/37	25,420,908	15,458,210

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)

2.16% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	$6,490,558	$4,016,078

Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)

2.06% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	5,736,145	3,694,779

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

1.95% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	2,683,620	2,139,199

Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	34,176,242	22,919,782

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

4.14% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	08/25/36	1,442,237	1,441,261

Mid-State Trust (05-1-A)

5.75%	01/15/40	2,773,019	3,034,565

Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)

2.78% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	705,886	709,914

Morgan Stanley Home Equity Loan Trust (06-2-A4)

2.10% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	2,558,856	2,544,100

Morgan Stanley Mortgage Loan Trust (05-6AR-1A1)

2.10% (1 mo. USD LIBOR + 0.280%) (2)	11/25/35	122,040	122,321

Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)

5.76% (3)	01/25/47	2,573,337	1,301,728

Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)

1.94% (1 mo. USD LIBOR + 0.120%) (2)	04/25/37	3,520,693	1,626,326

Morgan Stanley REREMIC Trust (13-R2-1A)

3.39% (1)(3)	10/26/36	1,919,659	1,926,868

Morgan Stanley Resecuritization Trust (14-R2-2A)

3.67% (1)(3)	12/26/46	4,707,795	4,756,484

MortgageIT Trust (05-4-A1)

2.10% (1 mo. USD LIBOR + 0.280%) (2)	10/25/35	2,017,350	2,035,783

Nomura Resecuritization Trust (15-2R-1A1)

3.30% (12 mo. Monthly Treasury Average Index + 1.000%) (1)(2)	08/26/46	2,566,031	2,563,616

Nomura Resecuritization Trust (15-4R-2A1)

2.16% (1 mo. USD LIBOR + 0.306%) (1)(2)	10/26/36	2,875,296	2,877,223

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Nomura Resecuritization Trust (15-5R-2A1)

4.23% (1)(3)	03/26/35	$3,088,114	$3,124,090

Nomura Resecuritization Trust (15-7R-2A1)

3.96% (1)(3)	08/26/36	1,583,364	1,598,865

Oakwood Mortgage Investors, Inc. (02-A-A4)

6.97% (3)	03/15/32	1,979,770	2,096,689

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (3)	03/15/30	4,172,725	3,586,183

Opteum Mortgage Acceptance Corp. (06-1-2A1)

5.75% (3)	04/25/36	1,160,206	1,165,254

Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)

2.09% (1 mo. USD LIBOR + 0.270%) (2)	03/25/37	17,198,148	15,364,603

Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)

1.98% (1 mo. USD LIBOR + 0.160%) (2)	09/25/37	16,273,783	9,387,059

Prime Mortgage Trust (06-1-1A1)

5.50%	06/25/36	1,674,113	1,686,961

RAAC Series Trust (05-SP1-4A1)

7.00%	09/25/34	3,092,453	3,218,065

RAAC Series Trust (07-SP1-A3)

2.30% (1 mo. USD LIBOR + 0.480%) (2)	03/25/37	666,390	669,034

RALI Trust (05-QA13-2A1)

4.78% (3)	12/25/35	686,996	638,854

RALI Trust (05-QA7-A21)

4.57% (3)	07/25/35	2,269,028	2,181,007

RALI Trust (06-QA3-A1)

2.02% (1 mo. USD LIBOR + 0.200%) (2)	04/25/36	2,650,970	2,691,154

Residential Accredit Loans, Inc. (05-QA8-CB21)

4.62% (3)	07/25/35	4,669,226	3,600,141

Residential Accredit Loans, Inc. (05-QS7-A1)

5.50%	06/25/35	857,445	788,262

Residential Accredit Loans, Inc. (06-QA1-A21)

4.92% (3)	01/25/36	17,423	15,721

Residential Accredit Loans, Inc. (06-QA10-A2)

2.00% (1 mo. USD LIBOR + 0.180%) (2)	12/25/36	15,857,969	15,143,074

Residential Accredit Loans, Inc. (06-QA2-1A1)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	02/25/36	20,801	16,024

Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)

0.55% (3)(8)	08/25/36	37,396,480	868,492

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.35% (3)(8)	08/25/36	37,875,432	571,639

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Residential Accredit Loans, Inc. (06-QS5-A5)

6.00%	05/25/36	$4,635,608	$4,466,468

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (3)(8)	06/25/36	48,668,130	1,283,189

Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)

0.71% (3)(8)	06/25/36	10,515,209	267,861

Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)

0.17% (3)(8)	01/25/37	2,554,699	20,134

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3)(8)	01/25/37	19,040,307	229,994

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.35% (3)(8)	02/25/37	78,177,731	1,057,643

Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)

0.37% (3)(8)	03/25/37	9,124,313	133,647

Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)

0.27% (3)(8)	03/25/37	12,705,443	119,519

Residential Accredit Loans, Inc. (07-QS6-A45)

5.75%	04/25/37	2,759,608	2,615,217

Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)

0.40% (3)(8)	06/25/37	18,854,546	357,251

Residential Funding Mortgage Securities I (05-SA5-2A)

4.51% (3)	11/25/35	18,167	17,510

Residential Funding Mortgage Securities I (06-S9-A3) (PAC)

5.75% (7)	09/25/36	592,461	564,031

Residential Funding Mortgage Securities I (07-S2-A9)

6.00%	02/25/37	6,649,824	6,383,122

Residential Funding Mortgage Securities I (07-SA2-2A2)

4.88% (3)	04/25/37	20,532	19,600

Saxon Asset Securities Trust (06-2-A2)

1.95% (1 mo. USD LIBOR + 0.130%) (2)	09/25/36	3,609,982	3,593,016

Saxon Asset Securities Trust (06-3-A3)

1.99% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	9,897,984	9,761,475

Saxon Asset Securities Trust (07-2-A2D)

2.12% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	17,602,119	14,603,403

Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)

2.16% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	3,116,210	1,821,225

Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)

2.05% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	33,618,032	19,249,147

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)

1.96% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	16,926,534	14,366,183

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Sequoia Mortgage Trust (03-8-A1)

2.49% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	$782,171	$763,816

SG Mortgage Securities Trust (07-NC1-A2)

2.06% (1 mo. USD LIBOR + 0.240%) (1)(2)	12/25/36	19,764,930	13,141,077

Soundview Home Equity Loan Trust (06-OPT4-2A4)

2.05% (1 mo. USD LIBOR + 0.230%) (2)	06/25/36	10,400,000	10,117,108

Soundview Home Equity Loan Trust (07-OPT3-2A4)

2.07% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	3,806,437

Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)

4.15% (3)	09/25/34	1,478,074	1,483,161

Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)

4.17% (3)	10/25/34	2,659,648	2,676,945

Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A)

2.77% (1 mo. USD LIBOR + 0.950%) (2)	08/25/35	1,855,193	1,857,863

Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)

4.46% (3)	03/25/36	403,460	379,818

Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)

4.20% (3)	05/25/36	1,825,696	1,667,080

Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)

4.53% (3)	06/25/36	3,624,464	3,517,191

Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)

4.70% (3)	02/25/37	2,432,059	1,952,834

Structured Asset Securities Corp. (05-2XS-1A5B)

5.15% (3)	02/25/35	41,972	42,206

Structured Asset Securities Corp. (06-WF2-A4)

2.13% (1 mo. USD LIBOR + 0.310%) (2)	07/25/36	457,083	460,762

Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)

4.67% (3)	04/25/37	164,001	132,642

Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)

4.73% (3)	06/25/37	4,431	3,992

Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)

4.95% (3)	01/25/37	497,732	506,788

Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)

2.06% (1 mo. USD LIBOR + 0.240%) (2)	08/25/36	7,802,533	4,636,669

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

WaMu Mortgage Pass-Through Certificates (04-AR14-A1)

4.39% (3)	01/25/35	$4,840,990	$5,049,551

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)

2.11% (1 mo. USD LIBOR + 0.290%) (2)	10/25/45	6,476,223	6,470,453

WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2)

3.84% (12 mo. Monthly Treasury Average Index + 1.450%) (2)	10/25/45	521,900	526,126

WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)

3.95% (3)	12/25/35	1,125,143	1,113,398

WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)

4.25% (3)	01/25/36	1,751,856	1,709,281

WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A)

2.13% (1 mo. USD LIBOR + 0.310%) (2)	01/25/45	197,173	192,220

WaMu Mortgage Pass-Through Certificates (05-AR9-A1A)

2.46% (1 mo. USD LIBOR + 0.640%) (2)	07/25/45	4,714,245	4,712,853

WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)

3.46% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	14,236,847	14,082,554

WaMu Mortgage Pass-Through Certificates (06-AR11-1A)

3.35% (12 mo. Monthly Treasury Average Index + 0.960%) (2)(7)	09/25/46	3,791,868	3,541,597

WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)

3.26% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	4,602,183	4,582,651

Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)

4.30% (3)	11/25/30	102,809	106,551

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)

5.75% (7)	02/25/36	939,681	896,420

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)

2.42% (1 mo. USD LIBOR + 0.600%) (2)	07/25/36	2,018,299	1,365,346

Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)

1.99% (1 mo. USD LIBOR + 0.170%) (2)	12/25/36	3,537,241	3,211,139

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)

2.41% (11th District Cost of Funds + 1.250%) (2)	04/25/47	$1,526,962	$1,402,969

Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)

2.13% (1 mo. USD LIBOR + 0.310%) (2)	06/25/37	4,268,968	4,133,146

Washington Mutual Asset-Backed Certificates (06-HE1-2A4)

2.10% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	8,291,191	8,001,168

Wells Fargo Home Equity Asset-Backed Securities (06-3-A2)

1.97% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	3,616,912	3,610,135

Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)

2.14% (1 mo. USD LIBOR + 0.320%) (2)	03/25/37	5,521,000	4,863,456

Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6)

5.00% (3)	01/25/35	1,081,380	1,131,780

Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)

4.86% (3)	08/25/36	2,560,568	2,529,204

Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1)

4.79% (3)	03/25/36	1,910,657	1,961,470

Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32)

6.00%	07/25/37	2,427,717	2,456,177

Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)

4.85% (3)	08/25/37	189,713	191,224

Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1)

5.75%	02/25/38	1,074,824	1,146,771

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $716,917,488)			911,212,370

U.S. TREASURY BONDS — 10.0% (Cost: $590,587,360)

U.S. Treasury Bond

2.25%	08/15/49	576,347,000	585,802,693

U.S. TREASURY SECURITIES — 14.3%

U.S. Treasury Note

1.25%	08/31/24	63,390,000	62,624,740

1.50%	08/31/21	55,160,000	55,106,131

1.50%	09/30/21	59,520,000	59,469,785

1.50%	10/31/21	60,550,000	60,526,066

1.50%	09/30/24	409,694,000	409,230,157

1.50%	10/31/24	105,050,000	104,955,619

1.63%	08/15/29	84,880,000	84,385,972

Total U.S. Treasury Securities

(Cost: $834,818,067)			836,298,470

Total Fixed Income Securities

(Cost: $5,800,839,701)			6,044,391,002

Issues	Maturity Date	Shares		Value

MONEY MARKET INVESTMENTS — 3.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class 1.75% (9)			182,781,853	$182,781,853

Total Money Market Investments

(Cost: $182,781,853)				182,781,853

		Principal Amount

SHORT TERM INVESTMENTS — 1.1%

FOREIGN GOVERNMENT BONDS — 1.0% (Cost: $59,303,846)

Japan Treasury Bill

0.00% (5)	01/14/20	JPY	6,355,000,000	58,807,861

U.S. TREASURY SECURITIES — 0.1% (Cost: $8,796,594)

U.S. Treasury Bill

1.53% (10)(11)	12/26/19		8,822,000	8,801,345

Total Short Term Investments

(Cost: $68,100,440)				67,609,206

Total Investments (107.4%)				6,294,782,061

(Cost: $6,051,721,994)

Liabilities In Excess Of Other Assets (-7.4%)				(433,167,124)

Net Assets (100.0%)				$5,861,614,937

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
609	2-Year U.S. Treasury Note Futures	03/31/20	$131,351,737	$131,553,516	$201,779
34	U.S. Ultra Long Bond Futures	12/19/19	6,562,127	6,451,500	(110,627)
323	10-Year U.S. Ultra Treasury Note Futures	12/19/19	46,351,864	45,901,328	(450,536)
967	10-Year U.S. Treasury Note Futures	12/19/19	126,905,691	125,997,078	(908,613)
2,616	2-Year U.S. Treasury Note Futures	12/31/19	565,130,633	564,013,686	(1,116,947)
1,897	5-Year U.S. Treasury Note Futures	12/31/19	226,873,213	226,128,328	(744,885)
315	5-Year U.S. Treasury Note Futures	03/31/20	37,670,578	37,654,805	(15,773)

			$1,140,845,843	$1,137,700,241	$(3,145,602)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (12)
Goldman Sachs & Co.	JPY	6,355,000,000	01/14/20	$59,685,086	$59,073,376	$611,710

Notes to Schedule of Investments:

JPY -	Japanese Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
ARM -	Adjustable Rate Mortgage.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $267,726,733 or 4.6% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	Security is not accruing interest.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(10)	Rate shown represents yield-to-maturity.
(11)	All or a portion of this security is held as collateral for open futures contracts.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Agency	57.0%
Residential Mortgage-Backed Securities — Non-Agency	15.5
U.S. Treasury Securities	24.4
Commercial Mortgage-Backed Securities — Agency	3.6
Money Market Investments	3.1
Asset-Backed Securities	2.2
Foreign Government Bonds	1.0
Commercial Mortgage-Backed Securities — Non-Agency	0.6
Other*	(7.4)

Total	100.0%

*	Includes capstock, foreign exchange transactions, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$126,363,403	$—	$126,363,403
Commercial Mortgage-Backed Securities — Agency	—	209,609,813	—	209,609,813
Commercial Mortgage-Backed Securities — Non-Agency	—	36,287,936	—	36,287,936
Residential Mortgage-Backed Securities — Agency	—	3,338,816,317	—	3,338,816,317
Residential Mortgage-Backed Securities — Non-Agency	—	906,295,784	4,916,586	911,212,370
U.S. Treasury Bonds	585,802,693	—	—	585,802,693
U.S. Treasury Securities	836,298,470	—	—	836,298,470

Total Fixed Income Securities	1,422,101,163	4,617,373,253	4,916,586	6,044,391,002

Money Market Investments	182,781,853	—	—	182,781,853
Short-Term Investments	8,801,345	58,807,861	—	67,609,206

Total Investments	$1,613,684,361	$4,676,181,114	$4,916,586	$6,294,782,061

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	611,710	—	611,710
Futures Contracts
Interest Rate Risk	201,779	—	—	201,779

Total Investments	$1,613,886,140	$4,676,792,824	$4,916,586	$6,295,595,550

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(3,347,381)	$—	$—	$(3,347,381)

Total	$(3,347,381)	$—	$—	$(3,347,381)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2019

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts In Thousands (Except Per Share Amounts)
ASSETS
Investments, at Value (2)	$1,306,778	$1,271		$18,771
Investment in Affiliated Issuers, at Value	—	—		402	(3)
Foreign Currency, at Value	—	—		109	(4)
Cash	—	—		1
Cash Collateral Held for Brokers	467	80		—
Receivable for Securities Sold	13,389	—		61
Receivable for Sale of When-Issued Securities	63,391	—		889
Receivable for Fund Shares Sold	423	—		—
Interest and Dividends Receivable	4,955	14		161
Receivable from Investment Advisor	5	17		33
Unrealized Appreciation on Open Forward Foreign Currency Contracts	87	—		14
Receivable for Daily Variation Margin on Open Financial Futures Contracts	337	—		24
Open Swap Agreements, at Value	—	9		—
Prepaid Expenses	8	—	(5)	28

Total Assets	1,389,840	1,391		20,493

LIABILITIES
Distributions Payable	2,510	—		45
Payable for Securities Purchased	30,217	—	(5)	92
Payable for Purchase of When-Issued Securities	168,500	—		2,599
Payable for Fund Shares Redeemed	808	—		—
Accrued Capital Gain Withholding Taxes	—	—		1
Accrued Directors’ Fees and Expenses	10	10		10
Accrued Management Fees	403	1		7
Accrued Distribution Fees	51	—	(5)	2
Interest Payable on Swap Agreements	—	1		—
Payable for Daily Variation Margin on Open Centrally Cleared Swap Contracts	16	—		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	17	—		18
Other Accrued Expenses	305	135		53

Total Liabilities	202,837	147		2,827

NET ASSETS	$1,187,003	$1,244		$17,666

NET ASSETS CONSIST OF:
Paid-in Capital	$1,165,328	$1,323		$17,042
Accumulated Earnings (Loss)	21,675	(79)		624

NET ASSETS	$1,187,003	$1,244		$17,666

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$946,896	$740		$9,384

N Class Share	$240,107	$504		$8,282

CAPITAL SHARES OUTSTANDING: (6)
I Class Share	83,005,256	152,813		914,904

N Class Share	21,104,999	104,298		807,412

NET ASSET VALUE PER SHARE: (7)
I Class Share	$11.41	$4.84		$10.26

N Class Share	$11.38	$4.84		$10.26

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2019 was $1,272,913, $1,238 and $18,463, respectively.
(3)	The identified cost for the TCW Global Bond Fund at October 31, 2019 was $388.
(4)	The identified cost for the TCW Global Bond Fund at October 31, 2019 was $109
(5)	Amount rounds to less than $1.
(6)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(7)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2019

	TCW High Yield Bond Fund	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts In Thousands (Except Per Share Amounts)
ASSETS
Investments, at Value (1)	$30,520	$5,903		$6,294,782
Receivable for Securities Sold	—	—		20,216
Receivable for Sale of When-Issued Securities	—	—		308,001
Receivable for Fund Shares Sold	72	—		7,703
Interest and Dividends Receivable	291	33		15,564
Receivable from Investment Advisor	31	29		348
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—	(2)	612
Receivable for Daily Variation Margin on Open Financial Futures Contracts	10	1		3,730
Prepaid Expenses	14	12		37

Total Assets	30,938	5,978		6,650,993

LIABILITIES
Distributions Payable	98	28		17,290
Payable for Securities Purchased	1,276	211		15,482
Payable for Purchase of When-Issued Securities	—	—		746,135
Payable for Fund Shares Redeemed	3	32		6,282
Accrued Directors’ Fees and Expenses	10	10		10
Accrued Management Fees	11	2		2,496
Accrued Distribution Fees	2	—		210
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—	(2)	—
Other Accrued Expenses	52	51		1,473

Total Liabilities	1,452	334		789,378

NET ASSETS	$29,486	$5,644		$5,861,615

NET ASSETS CONSIST OF:
Paid-in Capital	$29,609	$5,956		$5,727,769
Accumulated Earnings (Loss)	(123)	(312)		133,846

NET ASSETS	$29,486	$5,644		$5,861,615

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$19,563	$5,644		$4,898,103

N Class Share	$9,923	$—		$963,512

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	3,012,542	657,289		486,384,188

N Class Share	1,518,270	—		92,870,737

NET ASSET VALUE PER SHARE: (4)
I Class Share	$6.49	$8.59		$10.07

N Class Share	$6.54	$—		$10.37

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2019 was $30,455, $5,907 and $6,051,722, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2019

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends from Investment in Affiliated Issuers	$—	$—	$21
Interest	37,788	55	510	(2)

Total	37,788	55	531

Expenses:
Management Fees	4,754	8	84
Accounting Services Fees	70	41	7
Administration Fees	131	67	21
Transfer Agent Fees:
I Class	602	10	6
N Class	259	8	7
Custodian Fees	51	12	32
Professional Fees	109	43	60
Directors’ Fees and Expenses	39	39	39
Registration Fees:
I Class	31	— (3)	18
N Class	25	— (3)	18
Distribution Fees:
N Class	628	1	20
Shareholder Reporting Expense	7	2	2
Other	111	8	13

Total	6,817	239	327

Less Expenses Borne by Investment Advisor:
I Class	193	141	102
N Class	269	88	106

Net Expenses	6,355	10	119

Net Investment Income	31,433	45	412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	32,696	5	16	(4)
Foreign Currency	(28)	—	(2)
Foreign Currency Forward Contracts	(409)	—	(19)
Futures Contracts	7,527	—	310
Swap Agreements	6	(159)	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	56,027	8	861	(5)
Foreign Currency	—	—	1
Foreign Currency Forward Contracts	63	—	5
Futures Contracts	1,320	—	36
Investments in Affiliated Issuers	—	—	26
Swap Agreements	(145)	65	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	97,057	(81)	1,234

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$128,490	$(36)	$1,646

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $3 for the TCW Global Bond Fund
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $0 for the TCW Global Bond Fund
(5)	Net of capital gain withholding taxes of $1 for the TCW Global Bond Fund

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2019

	TCW High Yield Bond Fund	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$865	$219		$246,999

Total	865	219		246,999

Expenses:
Management Fees	82	23		31,228
Accounting Services Fees	29	4		379
Administration Fees	22	20		643
Transfer Agent Fees:
I Class	14	10		4,116
N Class	13	—		963
Custodian Fees	28	17		69
Professional Fees	38	75		292
Directors’ Fees and Expenses	39	39		39
Registration Fees:
I Class	22	22		67
N Class	19	—		35
Distribution Fees:
N Class	18	—		2,628
Shareholder Reporting Expense	3	—		15
Other	7	7		787

Total	334	217		41,261

Less Expenses Borne by Investment Advisor:
I Class	124	189		6,562
N Class	92	—		940

Net Expenses	118	28		33,759

Net Investment Income	747	191		213,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	476	49		194,821
Foreign Currency	—	—	(1)	285
Foreign Currency Forward Contracts	—	—		(3,224)
Futures Contracts	(12)	11		48,539
Swap Agreements	(2)	—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	485	(9)		191,318
Foreign Currency Forward Contracts	—	—	(1)	577
Futures Contracts	31	4		4,425
Swap Agreements	1	—		—

Net Realized and Unrealized Gain (Loss) on Investments	979	55		436,741

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,726	$246		$649,981

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$31,433	$35,592	$45	$34
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	39,792	(32,201)	(154)	(16)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Foreign Currency Transactions and Swap Agreements	57,265	(33,832)	73	(78)

Increase (Decrease) in Net Assets Resulting from Operations	128,490	(30,441)	(36)	(60)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(32,114)	(36,700)	(38)	(32)

NET CAPITAL SHARE TRANSACTIONS
I Class	(104,699)	(349,830)	(411)	522
N Class	(50,892)	(72,937)	14	10

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(155,591)	(422,767)	(397)	532

Increase (Decrease) in Net Assets	(59,215)	(489,908)	(471)	440
NET ASSETS
Beginning of Year	1,246,218	1,736,126	1,715	1,275

End of Year	$1,187,003	$1,246,218	$1,244	$1,715

(1)	Consolidated Statement of Changes (See Note 2).

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$412	$326	$747	$692
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	305	(379)	462	34
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Foreign Currency Transactions and Swap Agreements	929	(359)	517	(517)

Increase (Decrease) in Net Assets Resulting from Operations	1,646	(412)	1,726	209

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(260)	(109)	(826)	(799)

NET CAPITAL SHARE TRANSACTIONS
I Class	141	67	11,288	(6,067)
N Class	158	42	4,508	(1,682)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	299	109	15,796	(7,749)

Increase (Decrease) in Net Assets	1,685	(412)	16,696	(8,339)
NET ASSETS
Beginning of Year	15,981	16,393	12,790	21,129

End of Year	$17,666	$15,981	$29,486	$12,790

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets	October 31, 2019

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$191	$131	$213,240	$250,578
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	60	(23)	240,421	(199,454)
Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Transactions and Futures Contracts	(5)	(17)	196,320	(193,099)

Increase (Decrease) in Net Assets Resulting from Operations	246	91	649,981	(141,975)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(199)	(167)	(252,214)	(275,920)

NET CAPITAL SHARE TRANSACTIONS
I Class	(1,683)	(595)	(1,022,016)	(1,172,213)
N Class	—	—	(223,545)	(706,623)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(1,683)	(595)	(1,245,561)	(1,878,836)

Decrease in Net Assets	(1,636)	(671)	(847,794)	(2,296,731)
NET ASSETS
Beginning of Year	7,280	7,951	6,709,409	9,006,140

End of Year	$5,644	$7,280	$5,861,615	$6,709,409

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 19 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities; uses a controlled risk approach and active asset allocation; monitors the duration of portfolio securities to seek to mitigate exposure to interest rate risk.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers; invests in securities of issuers located in at least three countries, representing at least 30% of its net assets in securities of issuers located outside the United States.

TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk-bonds”.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Funds, Inc.

October 31, 2019

Note 1 — Organization (Continued)

TCW Fund	Investment Objectives and Principal Investment Strategies
TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities; invests at least 50% of the value in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations, privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s, AA- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical organization, other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations, and money market instruments.

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2019 were $149,469 or 12.01% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Investments in open-end mutual funds, including money market funds, are valued based on the NAV per share as reported by the investment companies. All other securities including short-term securities traded over the counter (“OTC”) for which market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (the “Board”, and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate and total return swaps.    Interest rate and total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of interest rate and total return swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as of October 31, 2019 is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2018	$1,036,315	$127,112	$47,685	$5,610,158
Accrued Discounts (Premiums)	(1,464)	16,425	—	(748,666)
Realized Gain (Loss)	(4,192)		—	9,999
Change in Unrealized Appreciation	48,327	(39,321)	(22,440)	56,394
Purchases	—	—	—	69,075
Sales	(94,580)	—	—	(80,374)
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of October 31, 2019	$984,406	$104,216	$25,245	$4,916,586

Change in Unrealized Appreciation from Investments Still Held at October 31, 2019	$48,327	$(39,321)	$(22,440)	$55,544

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2019 are as follows:

Description	Fair Value at 10/31/2019	Valuation Techniques*	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Core Fixed Income Fund
Corporate Bonds	$984,406	Third-party Vendor	Vendor Prices	$113.226	$113.226
TCW Global Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$104,216	Third-party Vendor	Vendor Prices	$8.326	$8.326
TCW High Yield Bond Fund
Common Stocks	$25,245	Third-party Vendor	Vendor Prices	$4.500	$4.500
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$7,217	Third-party Vendor	Vendor Prices	$10.897	$10.897
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$4,909,369	Third-party Vendor	Vendor Prices	$0.788–2.637	$1.786

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the effectiveness of vendor pricing using the Advisor’s own model and inputs.

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2019 , the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except notional amounts or number of contracts):

TCW Core Fixed Income Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Swap Agreements	$—	$—	$—	$1,476	$1,476
Futures Contracts (1)	—	—	—	24	24
Forward Contracts	—	—	87	—	87

Total Value	$—	$—	$87	$1,500	$1,587

Liability Derivatives
Forward Contracts	$—	$—	$(17)	$—	$(17)
Swap Agreements	—	—	—	(1,621)	(1,621)
Futures Contracts (1)	—	—	—	(276)	(276)

Total Value	$—	$—	$(17)	$(1,897)	$(1,914)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$—	$(409)	$—	$(409)
Futures Contracts	—	—	—	7,527	7,527
Swap Agreements	—	—	—	6	6

Total Realized Gain (Loss)	$—	$—	$(409)	$7,533	$7,124

Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$63	$—	$63
Futures Contracts	—	—	—	1,320	1,320
Swap Agreements	—	—	—	(145)	(145)

Total Change in Appreciation (Depreciation)	$—	$—	$63	$1,175	$1,238

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$ —	$ —	$15,534,097	$ —	$15,534,097
Futures Contracts	—	—	—	1,372	1,372
Swap Agreements	$ —	$ —	$ —	$11,572,500	$11,572,500

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Swap Agreements	$—	$9	$—	$—	$9

Total Value	$—	$9	$—	$—	$9

Statement of Operations:
Realized Gain (Loss)
Swap Agreements	$—	$(159)	$—	$—	$(159)

Total Realized Gain (Loss)	$—	$(159)	$—	$—	$(159)

Change in Appreciation (Depreciation)
Swap Agreements	$—	$65	$—	$—	$65

Total Realized Gain (Loss)	$—	$65	$—	$—	$65

Notional Amounts (3)
Swaps Agreements	$ —	$1,271,026	$ —	$ —	$1,271,026

TCW Global Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$— (2)	$—
Forward Contracts	—	—	14	—	14

Total Value	$—	$—	$14	$—	$14

Liability Derivatives
Forward Contracts	$—	$—	$(18)	$—	$(18)
Futures Contracts (1)	—	—	—	(26)	(26)

Total Value	$—	$—	$(18)	$(26)	$(44)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$—	$(19)	$—	$(19)
Futures Contracts	—	—	—	310	310

Total Realized Gain (Loss)	$—	$—	$(19)	$310	$291

Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$5	$—	$5
Futures Contracts	—	—	—	36	36

Total Change in Appreciation (Depreciation)	$—	$—	$4	$40	$44

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$ —	$ —	$2,998,209	$ —	$2,998,209
Futures Contracts	—	—	—	33	33

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW High Yield Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$31	$31

Total Value	$—	$—	$—	$31	$31

Liability Derivatives
Futures Contracts (1)	$—	$—	$—	$— (2)	$—

Total Value	$—	$—	$—	$—	$—

Statement of Operations:
Realized Gain (Loss)
Futures Contracts	$—	$—	$—	$(12)	$(12)
Swap Agreements	(2)	—	—	—	(2)

Total Realized Gain (Loss)	$(2)	$—	$—	$(12)	$(14)

Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—	$31	$31
Swap Agreements	1	—	—	—	1

Total Change in Appreciation (Depreciation)	$1	$—	$—	$31	$32

Number of Contracts or Notional Amounts (3)
Futures Contracts	—	—	—	37	37
Swap Agreements	$250,000	$ —	$ —	$ —	$250,000

TCW Short Term Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk		Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$—	$—	$—	(2)	$— (2)	$—

Total Value	$—	$—	$—		$—	$—

Liability Derivatives
Forward Contracts	$—	$—	$—	(2)	$—	$—
Futures Contracts (1)	$—	—	—		(1)	(1)

Total Value	$—	$—	$—		$(1)	$(1)

Statement of Operations:
Realized Gain (Loss)
Futures Contracts	$—	$—	$—		$11	$11

Total Realized Gain (Loss)	$—	$—	$—		$11	$11

Change in Appreciation (Depreciation)
Futures Contracts	$—	$—	$—		$4	$4
Forward Contracts	$—	—	—	(2)	—	—

Total Change in Appreciation (Depreciation)	$—	$—	$—		$4	$4

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$ —	$ —	$139,371		$ —	$139,371
Futures Contracts	—	—	—		3	3

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

	Credit Risk	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$202	$202
Forward Contracts	—	—	612	—	612

Total Value	$—	$—	$612	$202	$814

Liability Derivatives
Futures Contracts (1)	$—	$—	$—	$(3,347)	$(3,347)

Total Value	$—	$—	$—	$(3,347)	$(3,347)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$—	$(3,224)	$—	$(3,224)
Futures Contracts	—	—	—	48,539	48,539

Total Realized Gain (Loss)	$—	$—	$(3,224)	$48,539	$45,315

Change in Appreciation (Depreciation)
Forward Contracts	$—	$—	$577	$—	$577
Futures Contracts	—	—	—	4,425	4,425

Total Change in Appreciation (Depreciation)	$—	$—	$577	$4,425	$5,002

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$ —	$ —	$99,941,426	$ —	$99,941,426
Futures Contracts	—	—	—	8,036	8,036

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2019 is reported within the Statement of Assets and Liabilities.

(2)	Amount rounds to less than $1.
(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2019.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For OTC derivatives, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2019 (in thousands):

TCW Core Fixed Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	$—	$(17)	$(17)	$—	$(17)
Goldman Sachs & Co.	87	—	87	—	87

Total	$87	$(17)	$70	$—	$70

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse International	$9	$—	$9	$—	$9

Total	$9	$—	$9	$—	$9

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Capital	$—	$(4)	$(4)	$—	$(4)
Citibank N.A.	—	(2)	(2)	—	(2)
Goldman Sachs & Co.	1	(1)	—	—	—
State Street Bank & Trust Co.	13	(11)	2	—	2

Total	$14	$(18)	$(4)	$—	$(4)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Short Term Bond Fund

Counterparty	Gross Assets Subject to Master Agreements		Gross Liabilities Subject to Master Agreements		Net Assets (Liabilities) Subject to Master Agreements		Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	$—	(2)	$—	(2)	$—	(2)	$—	$—
Goldman Sachs & Co.	—	(2)	—	(2)	—	(2)	—	—

Total	$—		$—		$—		$—	$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount rounds to less than $1.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co.	$612	$—	$612	$—	$612

Total	$612	$—	$612	$—	$612

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

TCW Funds, Inc.

October 31, 2019

Note 3 — Portfolio Investments (Continued)

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market movement. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counterparties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2019.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2019.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2019.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2019.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund entered into forward foreign currency contracts during the year to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2019 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

TCW Funds, Inc.

October 31, 2019

Note 3 — Portfolio Investments (Continued)

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund utilized futures during the year ended October 31, 2019 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2019 are listed on the Schedule of Investments.

Swap Agreements:    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss from counterparty default is the discounted NAV of the cash flows paid to the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2019, the TCW Core Fixed Income Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk); the TCW High Yield Bond Fund utilized credit default swaps to manage credit market exposure; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Note 4 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

TCW Funds, Inc.

October 31, 2019

Note 4 — Risk Considerations (Continued)

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan,

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investment Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the

TCW Funds, Inc.

October 31, 2019

Note 4 — Risk Considerations (Continued)

effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2019, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$2,835	$—	$2,835
TCW Enhanced Commodity Strategy Fund	12	2	14
TCW Global Bond Fund	264	206	470
TCW High Yield Bond Fund	118	—	118
TCW Short Term Bond Fund	23	—	23
TCW Total Return Bond Fund	38,911	—	38,911

At the end of the previous fiscal year ended October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$3,339	$—	$3,339
TCW Enhanced Commodity Strategy Fund	5	—	5
TCW High Yield Bond Fund	80	—	80
TCW Short Term Bond Fund	49	—	49
TCW Total Return Bond Fund	49,961	—	49,961

Permanent differences incurred during the year ended October 31, 2019 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)		Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$405		$(405)	$—
TCW Enhanced Commodity Strategy Fund	—	(1)	— (1)	—	(1)
TCW Global Bond Fund	(216)		212	4
TCW High Yield Bond Fund	71		(71)	—
TCW Short Term Bond Fund	11		100	(111)
TCW Total Return Bond Fund	5,996		(5,996)	—	(1)

(1)	Amount rounds to less than $1.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

During the year ended October 31, 2019, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$32,114	$—	$32,114
TCW Enhanced Commodity Strategy Fund	38	—	38
TCW Global Bond Fund	260	—	260
TCW High Yield Bond Fund	826	—	826
TCW Short Term Bond Fund	199	—	199
TCW Total Return Bond Fund	252,214	—	252,214

During the previous fiscal year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$36,700	$—	$36,700
TCW Enhanced Commodity Strategy Fund	32	—	32
TCW Global Bond Fund	92	17	109
TCW High Yield Bond Fund	799	—	799
TCW Short Term Bond Fund	167	—	167
TCW Total Return Bond Fund	275,920	—	275,920

At October 31, 2019, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$32,811	$(2,848)	$29,963	$1,276,815
TCW Enhanced Commodity Strategy Fund	43	(1)	42	1,238
TCW Global Bond Fund	692	(486)	206	18,967
TCW High Yield Bond Fund	723	(509)	214	30,305
TCW Short Term Bond Fund	46	(42)	4	5,899
TCW Total Return Bond Fund	314,660	(67,475)	247,185	6,047,597

At October 31, 2019, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	No Expiration (2)
	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Core Fixed Income Fund	$8,613	$—	$8,613
TCW High Yield Bond Fund	—	356	356
TCW Short Term Bond Fund	90	222	312
TCW Total Return Bond Fund	134,960	—	134,960

The Funds did not have any unrecognized tax benefits at October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2019. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Funds, Inc.

October 31, 2019

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.50	% (1)
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

(1)	From November 1, 2018 through December 31, 2018, the management fee was 0.55%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Core Fixed Income Fund
I Class	0.49%	(1)
N Class	0.73%	(1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70%	(1)
N Class	0.75%	(1)
TCW Global Bond Fund
I Class	0.60%	(1)(2)
N Class	0.70%	(1)(2)
TCW High Yield Bond Fund
I Class	0.55%	(1)
N Class	0.80%	(1)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.49%	(1)
N Class	0.79%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	This limitation was in effect January 1, 2019. From November 1, 2018, through December 31, 2018, the expense limitation was 1.04% for Class I and Class N.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2019 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost		U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$166,269	$368,709	$2,389,469	(1)	$2,304,790
TCW Enhanced Commodity Strategy Fund	648	176	861		825
TCW Global Bond Fund	9,321	8,106	6,738		4,966
TCW High Yield Bond Fund	32,907	19,486	—		—
TCW Short Term Bond Fund	1,165	1,555	12,690		14,239
TCW Total Return Bond Fund	92,789	375,829	10,887,183	(2)	11,587,341

(1)

Purchases include the Fund’s purchase of a security from an affiliated investment account for a total of $13,285 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

(2)

Purchases include the Fund’s purchase of a security from an affiliated investment account for a total of $1,763 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,412,530	$224,801	31,871,049	$344,924
Shares Issued upon Reinvestment of Dividends	2,215,980	24,277	2,461,509	26,542
Shares Redeemed	(32,398,242)	(353,777)	(67,085,708)	(721,296)

Net Decrease	(9,769,732)	$(104,699)	(32,753,150)	$(349,830)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,728,977	$40,890	6,167,589	$66,350
Shares Issued upon Reinvestment of Dividends	474,381	5,181	493,732	5,307
Shares Redeemed	(8,883,465)	(96,963)	(13,445,430)	(144,594)

Net Decrease	(4,680,107)	$(50,892)	(6,784,109)	$(72,937)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	91,408	$500
Shares Issued upon Reinvestment of Dividends	4,371	21	4,198	22
Shares Redeemed	(92,757)	(432)	—	—

Net Increase (Decrease)	(88,386)	$(411)	95,606	$522

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	2,986	14	1,943	10
Shares Redeemed	—	—	—	—

Net Increase	2,986	$14	1,943	$10

TCW Funds, Inc.

October 31, 2019

Note 9 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,125	$49	11,813	$115
Shares Issued upon Reinvestment of Dividends	12,018	118	7,300	71
Shares Redeemed	(2,718)	(26)	(12,111)	(119)

Net Increase	14,425	$141	7,002	$67

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,987	$61	68	$1
Shares Issued upon Reinvestment of Dividends	9,971	98	6,434	63
Shares Redeemed	(65)	(1)	(2,263)	(22)

Net Increase	15,893	$158	4,239	$42

TCW High Yield Bond Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,794,449	$17,910	572,054	$3,575
Shares Issued upon Reinvestment of Dividends	70,867	449	67,107	421
Shares Redeemed	(1,112,414)	(7,071)	(1,606,329)	(10,063)

Net Increase (Decrease)	1,752,902	$11,288	(967,168)	$(6,067)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,338,853	$8,560	380,994	$2,407
Shares Issued upon Reinvestment of Dividends	47,067	300	37,265	235
Shares Redeemed	(681,680)	(4,352)	(684,444)	(4,324)

Net Increase (Decrease)	704,240	$4,508	(266,185)	$(1,682)

TCW Short Term Bond Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	78,821	$676	262,262	$2,251
Shares Issued upon Reinvestment of Dividends	19,359	166	17,601	151
Shares Redeemed	(293,559)	(2,525)	(349,163)	(2,997)

Net Decrease	(195,379)	$(1,683)	(69,300)	$(595)

TCW Total Return Bond Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	157,210,742	$1,541,045	204,848,174	$2,002,728
Shares Issued upon Reinvestment of Dividends	12,113,185	118,950	12,103,452	118,065
Shares Redeemed	(273,291,006)	(2,682,011)	(338,581,903)	(3,293,006)

Net Decrease	(103,967,079)	$(1,022,016)	(121,630,277)	$(1,172,213)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,032,682	$142,224	13,094,820	$131,597
Shares Issued upon Reinvestment of Dividends	3,830,880	38,750	4,256,561	42,830
Shares Redeemed	(39,974,125)	(404,519)	(87,235,011)	(881,050)

Net Decrease	(22,110,563)	$(223,545)	(69,883,630)	$(706,623)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Affiliate Ownership

As of October 31, 2019, affiliates of the Funds and Advisor owned 99.83% and 96.68% of the NAV of TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at October 31, 2019 are listed below:

TCW Core Fixed Income Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Alta Wind Holdings LLC, (144A), 7%, due 06/30/35	7/14/10	$907,270	$984,406	0.08%

TCW Enhanced Commodity Strategy Fund
Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust (06-C6 XCL), (144A), 0.687%, due 09/15/39	7/15/16	$971	$4,392	0.35%

TCW Global Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.298%, due 04/11/37	3/26/15	$0	$22,276	0.13%

TCW Short Term Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA)	Date	$7,462	$6,279	0.11%

Note 12 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes renewable annually. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2019. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds, if any, are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

TCW Funds, Inc.

October 31, 2019

Note 13 — Liquidity Risk Management Program

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from that committee, as the administrator of the Funds’ Liquidity Program, on the operation of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program.

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 15 — New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has concluded there was no material impact to the Funds.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$10.52	$10.99	$11.28	$11.14	$11.22

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.30	0.25	0.22	0.19	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.89	(0.45)	(0.15)	0.24	(0.04)

Total from Investment Operations	1.19	(0.20)	0.07	0.43	0.14

Less Distributions:
Distributions from Net Investment Income	(0.30)	(0.27)	(0.23)	(0.19)	(0.19)
Distributions from Net Realized Gain	—	—	(0.13)	(0.10)	(0.03)

Total Distributions	(0.30)	(0.27)	(0.36)	(0.29)	(0.22)

Net Asset Value per Share, End of Year	$11.41	$10.52	$10.99	$11.28	$11.14

Total Return	11.48%	(1.87)%	0.68%	3.97%	1.25%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$946,896	$975,741	$1,379,196	$1,421,267	$1,109,630

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.51%	0.51%	0.51%	0.51%	0.50%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	2.69%	2.34%	1.96%	1.70%	1.57%

Portfolio Turnover Rate	214.76%	267.96%	287.39%	283.38%	332.85%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$10.49	$10.96	$11.25	$11.12	$11.20

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.23	0.19	0.16	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.90	(0.46)	(0.15)	0.24	(0.03)

Total from Investment Operations	1.17	(0.23)	0.04	0.40	0.11

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.24)	(0.20)	(0.17)	(0.16)
Distributions from Net Realized Gain	—	—	(0.13)	(0.10)	(0.03)

Total Distributions	(0.28)	(0.24)	(0.33)	(0.27)	(0.19)

Net Asset Value per Share, End of Year	$11.38	$10.49	$10.96	$11.25	$11.12

Total Return	11.27%	(2.10)%	0.41%	3.66%	1.00%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$240,107	$270,477	$356,930	$487,223	$542,103

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.81%	0.81%	0.79%	0.79%	0.79%

After Expense Reimbursement	0.70%	0.72%	0.75%	0.77%	0.79	% (2)

Ratio of Net Investment Income to Average Net Assets	2.48%	2.12%	1.69%	1.41%	1.25%

Portfolio Turnover Rate	214.76%	267.96%	287.39%	283.38%	332.85%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$5.01	$5.20	$5.15	$5.30	$7.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.11	0.12	0.04	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.20)	0.10	(0.14)	(1.87)

Total from Investment Operations	(0.03)	(0.09)	0.22	(0.10)	(1.82)

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.10)	(0.11)	(0.05)	(0.06)
Distributions from Net Realized Gain	—	—	(0.06)	—	—

Total Distributions	(0.14)	(0.10)	(0.17)	(0.05)	(0.06)

Net Asset Value per Share, End of Year	$4.84	$5.01	$5.20	$5.15	$5.30

Total Return	(0.96)%	(1.96)%	4.55%	(1.83)%	(25.47)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$740	$1,208	$758	$725	$1,443

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	17.82%	11.53%	16.65%	9.74%	7.82%

After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

Ratio of Net Investment Income to Average Net Assets	3.45%	2.06%	2.31%	0.88%	0.88%

Portfolio Turnover Rate	122.23%	75.52%	0.00%	2.44%	10.68%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$5.01	$5.21	$5.15	$5.31	$7.18

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.11	0.12	0.04	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.21)	0.11	(0.15)	(1.86)

Total from Investment Operations	(0.03)	(0.10)	0.23	(0.11)	(1.81)

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.10)	(0.11)	(0.05)	(0.06)
Distributions from Net Realized Gain	—	—	(0.06)	—	—

Total Distributions	(0.14)	(0.10)	(0.17)	(0.05)	(0.06)

Net Asset Value per Share, End of Year	$4.84	$5.01	$5.21	$5.15	$5.31

Total Return	(1.16)%	(1.96)%	4.55%	(2.03)%	(25.36)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$504	$507	$517	$496	$1,153

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	19.14%	12.59%	18.01%	10.21%	8.32%

After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%

Ratio of Net Investment Income to Average Net Assets	3.57%	2.02%	2.26%	0.83%	0.83%

Portfolio Turnover Rate	122.23%	75.52%	0.00%	2.44%	10.68%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.45	$9.75	$9.88	$9.85	$10.26

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.19	0.17	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.73	(0.43)	(0.07)	0.19	(0.49)

Total from Investment Operations	0.97	(0.24)	0.10	0.39	(0.30)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.05)	(0.16)	(0.22)	(0.09)
Distributions from Net Realized Gain	—	(0.01)	(0.07)	(0.14)	(0.02)

Total Distributions	(0.16)	(0.06)	(0.23)	(0.36)	(0.11)

Net Asset Value per Share, End of Year	$10.26	$9.45	$9.75	$9.88	$9.85

Total Return	10.42%	(2.54)%	1.07%	4.03%	(2.96)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$9,384	$8,505	$8,714	$8,648	$7,878

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.79%	1.63%	1.60%	1.48%	1.37%

After Expense Reimbursement	0.66%	1.00%	1.04%	1.05%	1.08%

Ratio of Net Investment Income to Average Net Assets	2.48%	1.99%	1.75%	2.02%	1.92%

Portfolio Turnover Rate	83.18%	102.42%	90.08%	116.87%	147.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.45	$9.75	$9.88	$9.85	$10.26

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.19	0.17	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.72	(0.43)	(0.07)	0.19	(0.49)

Total from Investment Operations	0.96	(0.24)	0.10	0.39	(0.30)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.05)	(0.16)	(0.22)	(0.09)
Distributions from Net Realized Gain	—	(0.01)	(0.07)	(0.14)	(0.02)

Total Distributions	(0.15)	(0.06)	(0.23)	(0.36)	(0.11)

Net Asset Value per Share, End of Year	$10.26	$9.45	$9.75	$9.88	$9.85

Total Return	10.32%	(2.54)%	1.07%	4.03%	(2.96)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$8,282	$7,476	$7,679	$7,586	$7,358

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.09%	1.92%	1.89%	1.76%	1.64%

After Expense Reimbursement	0.74%	1.00%	1.04%	1.05%	1.08%

Ratio of Net Investment Income to Average Net Assets	2.39%	1.99%	1.75%	2.02%	1.92%

Portfolio Turnover Rate	83.18%	102.42%	90.08%	116.87%	147.16%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$6.15	$6.37	$6.23	$6.18	$6.35

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.26	0.24	0.24	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.36	(0.17)	0.18	0.06	(0.15)

Total from Investment Operations	0.63	0.09	0.42	0.30	0.11

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.31)	(0.28)	(0.25)	(0.28)

Net Asset Value per Share, End of Year	$6.49	$6.15	$6.37	$6.23	$6.18

Total Return	10.44%	1.40%	6.80%	5.06%	1.74%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$19,563	$7,749	$14,195	$20,265	$20,791

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.68%	1.50%	1.22%	1.03%	1.03%

After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of Net Investment Income to Average Net Assets	4.18%	4.13%	3.85%	3.88%	4.11%

Portfolio Turnover Rate	121.56%	104.21%	179.87%	244.36%	195.97%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$6.19	$6.42	$6.28	$6.23	$6.41

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.25	0.23	0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.38	(0.18)	0.18	0.07	(0.17)

Total from Investment Operations	0.63	0.07	0.41	0.29	0.08

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.30)	(0.27)	(0.24)	(0.26)

Net Asset Value per Share, End of Year	$6.54	$6.19	$6.42	$6.28	$6.23

Total Return	10.16%	1.04%	6.59%	4.82%	1.34%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$9,923	$5,041	$6,934	$7,526	$15,910

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	2.05%	1.98%	1.65%	1.40%	1.38%

After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of Net Investment Income to Average Net Assets	3.96%	3.90%	3.60%	3.64%	3.87%

Portfolio Turnover Rate	121.56%	104.21%	179.87%	244.36%	195.97%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$8.54	$8.62	$8.70	$8.69	$8.75

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.15	0.08	0.05	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(0.04)	(0.01)	0.02	(0.03)

Total from Investment Operations	0.32	0.11	0.07	0.07	0.02

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.19)	(0.15)	(0.06)	(0.08)

Net Asset Value per Share, End of Year	$8.59	$8.54	$8.62	$8.70	$8.69

Total Return	3.83%	1.26%	0.75%	0.84%	0.25%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$5,644	$7,280	$7,951	$7,698	$9,614

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.37%	2.28%	1.65%	2.46%	1.57%

After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%

Ratio of Net Investment Income to Average Net Assets	2.94%	1.70%	0.96%	0.58%	0.53%

Portfolio Turnover Rate	248.19%	199.55%	131.31%	46.36%	8.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.46	$9.98	$10.33	$10.28	$10.31

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.34	0.31	0.27	0.26	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.68	(0.48)	(0.20)	0.11	(0.02)

Total from Investment Operations	1.02	(0.17)	0.07	0.37	0.23

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.35)	(0.26)	(0.25)	(0.22)
Distributions from Net Realized Gain	—	—	(0.16)	(0.07)	(0.04)

Total Distributions	(0.41)	(0.35)	(0.42)	(0.32)	(0.26)

Net Asset Value per Share, End of Year	$10.07	$9.46	$9.98	$10.33	$10.28

Total Return	10.82%	(1.67)%	0.72%	3.63%	2.24%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$4,898,103	$5,587,668	$7,103,832	$8,042,194	$6,360,295

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.62%	0.62%	0.61%	0.60%	0.60%

After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.49%

Ratio of Net Investment Income to Average Net Assets	3.47%	3.20%	2.73%	2.55%	2.46%

Portfolio Turnover Rate	177.80%	241.76%	287.55%	318.48%	287.85%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.76	$10.29	$10.65	$10.60	$10.64

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.29	0.25	0.24	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.69	(0.49)	(0.21)	0.11	(0.04)

Total from Investment Operations	1.01	(0.20)	0.04	0.35	0.19

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.33)	(0.24)	(0.23)	(0.19)
Distributions from Net Realized Gain	—	—	(0.16)	(0.07)	(0.04)

Total Distributions	(0.40)	(0.33)	(0.40)	(0.30)	(0.23)

Net Asset Value per Share, End of Year	$10.37	$9.76	$10.29	$10.65	$10.60

Total Return	10.46%	(1.96)%	0.41%	3.35%	1.83%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$963,512	$1,121,741	$1,902,308	$2,762,803	$2,399,850

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	0.88%	0.88%	0.88%	0.87%	0.88%

After Expense Reimbursement	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of Net Investment Income to Average Net Assets	3.16%	2.89%	2.42%	2.25%	2.17%

Portfolio Turnover Rate	177.80%	241.76%	287.55%	318.48%	287.85%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the TCW Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of nineteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2019, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2019

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2019 to October 31, 2019)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,057.60	0.49%		$2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%		2.50

N Class Shares
Actual	$1,000.00	$1,056.60	0.70%		$3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%		3.57

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$996.80	0.70%		$3.52
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%		3.57

N Class Shares
Actual	$1,000.00	$994.70	0.75%		$3.77
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%		3.82

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$1,053.00	0.60	% (1)	$3.10	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	% (1)	3.06	(1)

N Class Shares
Actual	$1,000.00	$1,052.40	0.70	% (1)	$3.62	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	% (1)	3.57	(1)

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2019 to October 31, 2019)

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,042.50	0.55%	$2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%	2.80

N Class Shares
Actual	$1,000.00	$1,039.60	0.80%	$4.11
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,018.10	0.44%	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,054.40	0.49%	$2.54
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,052.30	0.79%	$4.09
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Funds, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Funds, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 16, 2019, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2020 through February 5, 2021. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 27, 2019, and in person on September 15, 2019, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2019. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that investment performance of most of

TCW Funds, Inc.

the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but eight Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the three- and five-year periods and the first quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-year period, the third quintile for the five- and three-year periods and the second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five-year period, the fifth quintile for the three-year period and the third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the fourth quintile for the five- and three-year periods and the fifth quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five- and three-year periods and the first quintile for the one-year period.

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Relative Value Dividend Appreciation Fund ranked in the fifth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fifth quintile for the one- and three-year periods and the fourth quintile for the five-year period. The Relative Value Mid Cap Fund ranked in the fifth quintile for the one-, five- and ten-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund ranked in the first quintile for the six-month period ended June 30, 2019.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the one-year period and the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the fifth quintile for the three-year period but in the third quintile for the one-year period and the first quintile for the six months ended June 30, 2019. The Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the one-year period but in the second quintile for the three-year period and the first quintile for the five-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the one-year period but in the second quintile for the three-year period and the third quintile for the five-year period. The International Small Cap Fund ranked in the fifth quintile for the one- and five-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the one-year period and the fourth quintile for the three-year period. The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions over the last twelve months weighed on near-term performance and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the second quintile for the ten-year period, the first quintile for the five-year period, the second quintile for the three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

TCW Funds, Inc.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund and the Emerging Markets Multi-Asset Opportunities Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and continuing subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1. By	calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2. By	going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1. By	calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2. By	going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT-EX. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2019, the following Funds paid a capital gain distribution within the meaning 852 (b)(3)(c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Enhanced Commodity Strategy Fund	$0.01
TCW Global Bond Fund	$0.12

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2020, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2019. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Keppel-KBS U.S. REIT (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund); Norton Simon Museum (art museum); Stanford University (university).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director of TCW Funds, Inc. since its inception in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Vice Chairman (November 2010 – December 2014) and Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.

Executive Vice President and

Chief Operating Officer (since

January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.

TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds.
Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds, Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard M. Villa (1964) Treasurer, Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Managing Director, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010). Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 – December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at www.sec.gov. or the Company’s website at www.tcw.com.

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes

BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of TCW Funds, Inc. (the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in TCW Funds, Inc. Barclays’ only relationship with the Funds is the licensing of the BARCLAYS mark as part of the name of the respective Barclays Indexes, which Barclays does not determine, compose or calculate. Additionally, the Funds may for itself execute transaction(s) with Barclays in or relating to the Indexes used in connection with the Funds. Investors who acquire the Funds neither acquire any interest in the Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Funds’ investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS DOES NOT CALCULATE OR PUBLISH THE BLOOMBERG BARCLAYS INDEXES AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary right in the Barclays Indexes. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indexes. Bloomberg makes no warranty, express or implied, as to the Indexes or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes (Continued)

invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with Indexes or any data or values relating thereto — whether arising from their negligence or otherwise. Nothing in the Indexes shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy”, “sell”, “hold”, or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Indexes should not be considered as information sufficient upon which to base an investment decision. All information provided by the Indexes is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.

The only relationship of Bloomberg or any of its subsidiaries or affiliates to the Funds is the licensing of certain trademarks, trade names and service marks and of the Indexes, which is determined, composed and calculated by Bloomberg without regard to the Funds. Bloomberg has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Funds are not sponsored, endorsed, sold or promoted by Bloomberg or any of its subsidiaries or affiliates.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarFI1019

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Funds.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Funds, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Funds or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held directly with TCW or through your financial intermediary.

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2019. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2019, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

Our outlook for international markets is cautiously optimistic. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies.

Still, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into higher-yielding asset classes, like Emerging Markets Debt. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

Should we see signs of a broader turnaround in growth outside the US — notably in China and the EU — and/or a de-escalation in the larger geopolitical risks, equities and EM local currency debt could present interesting opportunities in 2020. In the meantime, we have a preference for dollar-denominated EM debt, which presents attractive carry relative to developed markets.

As of October 31, 2019, the TCW Emerging Markets Income Fund (TGEIX) received an Overall Morningstar RatingTM of 5 Stars based on risk-adjusted returns among 242 Emerging Markets Bond Funds1 and ranked in the first quartile of its Morningstar Emerging Markets Bond peer group for the Year-to-Date, 3-year and 10-year time periods ended October 31, 20192. As of October, 31, 2019, the TCW Emerging Markets Local Currency Income Fund (TGWIX) received an Overall Morningstar RatingTM of 4 Stars based on risk-adjusted returns among 73 EM Local-Currency Bond Funds1 and ranked in the first quartile of its Morningstar EM Local-Currency Bond peer group for the 5-year and 7-year time periods ended October 31, 20192.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

Letter to Shareholders (Continued)

1.    Morningstar Rating Disclosure:

©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar Overall Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The TCW Emerging Markets Income Fund, I Share was rated against the following numbers of Emerging Markets Bond funds over the following time periods: 242 funds (4 stars) in the last 3-years; 181 funds (4 stars) in the last 5-years, and 49 funds (5 stars) in the last 10-years, as of October 31, 2019. The TCW Emerging Markets Local Currency Income Fund, I Share was rated against the following numbers of EM Local-Currency Bond funds over the following time periods: 73 funds (3 stars) in the last 3-years; and 65 funds (4 stars) in the last 5-years, as of October 31, 2019. Past performance is no guarantee of future results.

2.    Morningstar Quartile Ranking Disclosure:

Morningstar Emerging Markets Bond Fund and EM Local-Currency Bond Universes — The universe of all funds in the category as defined by Morningstar as of October 31, 2019. For the Morningstar Emerging Markets Bond universe, the Year-to-Date period included 286 funds, the 3-year period included 247 funds, and the 10-year period included 55 funds. For the Morningstar EM Local-Currency Bond Universe, the 5-year period included 65 funds and the 7-year period included 52 funds. The Morningstar percentile ranking is based on the fund’s total-return rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within Categories are most useful in those categories that have a large number of funds. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. Past performance is not guarantee of future results.

2

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2019, the TCW Developing Markets Equity Fund (the “Fund”) returned 8.46% on the I Class share and 8.46% on the N Class shares. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned 11.84% over the same period.

Select idiosyncratic risk, which we have largely exited, hurt relative performance. On the other hand, overweight exposure to Taiwanese technology companies, along with overweight positioning in Greece and Egypt, which benefited from improvements in economic growth, helped mitigate this underperformance.

Our outlook for Emerging Markets equities is cautiously optimistic for 2020. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies. We believe the growth differential between EM and developed markets is poised to widen, which historically has been supportive of EM assets. In addition, North Asia, which constitutes the bulk of the benchmark, should benefit from stabilization in Chinese growth, with the added potential of supportive government stimulus.

In addition, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into risk assets. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

The portfolio remains exposed to a number of long term structural themes, which we view as largely independent from the geopolitical volatility, such as proliferation of big data, resilient luxury consumption, the buildout of 5G networks and structural growth in EM healthcare. In addition, we continue to seek exposures in small countries that are more insulated from the global growth dynamic, such as Greece and Egypt.

We believe the dollar may weaken relative to EMFX in 2020 as EM growth prospects improve relative to the US growth dynamic. If this transpires, a weaker US dollar, stronger EM growth, supportive liquidity backdrop and some stabilization in trade dynamics would provide a favorable environment for EM equity returns in our view.

3

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW Developing Markets Equity Fund
Class I (Inception: 06/30/2015)	8.46%	4.34%	0.78%
Class N (Inception: 06/30/2015)	8.46%	4.34%	0.78%
MSCI Emerging Markets Net Total Return Index	11.84%	7.35%	4.08%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2019, the TCW Emerging Markets Income Fund (the “Fund”) returned 13.13% and 12.85% net on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index (“EMBI”), returned 14.35% over the same period.

As of October 31, 2019, the TCW Emerging Markets Income Fund (TGEIX) received an Overall Morningstar RatingTM of 5 Stars based on risk-adjusted returns among 242 Emerging Markets Bond Funds1 and ranked in the first quartile of its Morningstar Emerging Markets Bond peer group for the 2019 year-to date, 3-year and 10-year time periods ended October 31, 20192.

Underperformance was primarily driven by our overweight position in Argentina leading into the primaries of the presidential election in August. This overweight was predicated upon polls showing increasing support for the administration. However, the less market-friendly opposition surprisingly posted strong results, by a large margin, in the primary elections, and bonds fell. We reduced exposure quickly which helped us limit losses. On the other hand, overweight positioning and security selection in Brazil helped contribute to relative outperformance, driven by a combination of corporate and long duration exposure. In addition, long duration exposure in Indonesia and Middle Eastern sovereigns contributed to relative outperformance.

Our outlook for Emerging Markets debt is cautiously optimistic. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies.

Still, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into higher-yielding asset classes, like Emerging Markets Debt. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

Should we see signs of a broader turnaround in global growth — notably in China and the EU — and/or a de-escalation in the larger geopolitical risks, EM local currency debt could present interesting opportunities in 2020. In the meantime, we have a preference for dollar-denominated EM debt, which presents attractive carry relative to developed markets.

Finally, institutional investors continue to add exposure to the asset class. We believe this will continue given attractive valuations relative to lower-yielding developed markets.

5

TCW Emerging Markets Income Fund

Management Discussions (Continued)

1.    Morningstar Rating Disclosure:

©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar Overall Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The TCW Emerging Markets Income Fund, I Share was rated against the following numbers of Emerging Markets Bond funds over the following time periods: 242 funds (4 stars) in the last 3-years; 181 funds (4 stars) in the last 5-years, and 49 funds (5 stars) in the last 10-years, as of October 31, 2019. The TCW Emerging Markets Local Currency Income Fund, I Share was rated against the following numbers of EM Local-Currency Bond funds over the following time periods: 73 funds (3 stars) in the last 3-years; and 65 funds (4 stars) in the last 5-years, as of October 31, 2019. Past performance is no guarantee of future results.

2.    Morningstar Quartile Ranking Disclosure:

Morningstar Emerging Markets Bond Fund and EM Local-Currency Bond Universes — The universe of all funds in the category as defined by Morningstar as of October 31, 2019. For the Morningstar Emerging Markets Bond universe, the 3-year period included 247 funds, and the 10-year period included 55 funds. For the Morningstar EM Local-Currency Bond Universe, the 5-year period included 65 funds and the 7-year period included 52 funds. The Morningstar percentile ranking is based on the fund’s total-return rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within Categories are most useful in those categories that have a large number of funds. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. Past performance is not guarantee of future results.

6

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 09/01/1996)	13.13%	5.14%	4.59%	7.04%	9.12	%(2)	9.09%
Class N (Inception: 02/27/2004)	12.85%	4.84%	4.31%	6.74%	7.63%		7.51%
JPMorgan EMBI Global Diversified Index	14.35%	5.14%	5.44%	6.90%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that we imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

7

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2019, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 14.26% and 14.14% net on its I Class and N class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index (“GBI-EM”), returned 15.59% over the same period.

As of October, 31, 2019, the TCW Emerging Markets Local Currency Income Fund (TGWIX) received an Overall Morningstar RatingTM of 4 Stars based on risk-adjusted returns among 73 EM Local-Currency Bond Funds1 and ranked in the first quartile of its Morningstar EM Local-Currency Bond peer group for the 5-year and 7-year time periods ended October 31, 20192.

Underperformance during the period was primarily driven by a combination of election-related weakness in Turkey and Argentina and underweight positioning in Thailand rates. On the other hand, off-index exposure to Egypt and Ukraine, and overweight positioning in Russia helped mitigate this underperformance.

Our outlook for Emerging Markets local currency debt is cautiously optimistic for 2020. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies.

Still, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into higher-yielding asset classes, like Emerging Markets Debt. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

Should we see signs of a broader turnaround in growth outside the US — notably in China and the EU — and/or a de-escalation in the larger geopolitical risks, EM local currency debt could present interesting opportunities in 2020, especially as EMFX trades near historic lows relative to the dollar.

1.    Morningstar Rating Disclosure:

©2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

8

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

The Morningstar RatingTM for funds, or “star rating,” is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Morningstar Overall Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. The TCW Emerging Markets Income Fund, I Share was rated against the following numbers of Emerging Markets Bond funds over the following time periods: 242 funds (4 stars) in the last 3-years; 181 funds (4 stars) in the last 5-years, and 49 funds (5 stars) in the last 10-years, as of October 31, 2019. The TCW Emerging Markets Local Currency Income Fund, I Share was rated against the following numbers of EM Local-Currency Bond funds over the following time periods: 73 funds (3 stars) in the last 3-years; and 65 funds (4 stars) in the last 5-years, as of October 31, 2019. Past performance is no guarantee of future results.

2.    Morningstar Quartile Ranking Disclosure:

Morningstar Emerging Markets Bond Fund and EM Local-Currency Bond Universes — The universe of all funds in the category as defined by Morningstar as of October 31, 2019. For the Morningstar Emerging Markets Bond universe, the 3-year period included 247 funds, and the 10-year period included 55 funds. For the Morningstar EM Local-Currency Bond Universe, the 5-year period included 65 funds and the 7-year period included 52 funds. The Morningstar percentile ranking is based on the fund’s total-return rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within Categories are most useful in those categories that have a large number of funds. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges. Past performance is not guarantee of future results.

9

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/14/2010)	14.26%	3.87%	1.15%	1.62%
Class N (Inception: 12/14/2010)	14.14%	3.84%	1.13%	1.59%
JPMorgan GBI-EM Global Diversified Index	15.59%	4.34%	0.82%	1.24%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

10

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2019, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned 10.50% and 10.25% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”) returned 13.36% over the same period.

Underperformance was primarily driven by our positioning in Asian equities at the start of the period, as this segment of the market was particularly impacted by negative trade-related headlines and the overall market sell-off in the fourth quarter of 2018. We have performed more in line with the benchmark since then.

Our outlook for Emerging Markets is cautiously optimistic for 2020. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies. In light of this, we are overweight equities relative to fixed income.

In addition, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into risk assets, like Emerging Markets. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

Should we see signs of a broader turnaround in growth outside the US — notably in China and the EU — and/or a de-escalation in the larger geopolitical risks, a higher allocation to EM equities and local currency debt may be warranted in 2020.

11

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW EM Multi-Asset Opportunities Fund
Class I (Inception: 06/28/2013)	10.50%	5.49%	3.07%	4.03%
Class N (Inception: 06/28/2013)	10.25%	5.42%	3.04%	3.94%
50% JPM EMBI Global Diversified Index/50% MSCI Daily Total Return Net Emerging Markets Index	13.36%	6.42%	4.39%	5.36%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

12

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2019, the TCW International Small Cap Fund (the “Fund”) returned 3.65% and 3.44% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index (the “Index”), returned 8.77% over the same time period.

The bulk of the underperformance occurred at the beginning of the fiscal year. The fourth quarter of 2018 was characterized by especially challenging market conditions. This particularly impacted our exposure in the information technology (IT), commodities and consumer sectors. We are working to recoup this underperformance.

Our outlook for international equities is cautiously optimistic for 2020. While uncertainties remain, we believe global growth will improve slightly year-over-year in 2020, and is more likely to overshoot than undershoot, as indicated by green shoots in the European Union and Japan, and economic indicators starting to surprise to the upside in a number of EM economies. In addition, North Asia, should benefit from stabilization in Chinese growth, with the added potential of supportive government stimulus.

In addition, we believe the major Central Banks will remain cautious and biased toward easing. This more accommodative policy stance could extend the current low rate environment into the medium term, which we believe will continue to drive inflows into risk assets. This environment should also provide EM central banks the policy space to enact pro-growth measures as needed, especially as inflation remains relatively benign.

Geopolitical risks will likely remain elevated and complicate the outlook for 2020, but we could see improvements in one or more of the more important geopolitical issues, such as Brexit and/or the U.S./China trade war. While we are not convinced we will see a meaningful trade deal or major concessions from either side, recent headlines suggest some progress.

We believe the dollar may weaken in 2020 as international growth prospects improve relative to the US growth dynamic. If this transpires, a weaker US dollar, stronger international growth, supportive liquidity backdrop and some stabilization in trade dynamics would provide a favorable environment for international equity returns in our view.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe differentiating between companies will continue to be key. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the evolving environment.

13

TCW International Small Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW International Small Cap Fund
Class I (Inception: 02/28/2011)	3.65%	6.95%	3.79%	1.46%
Class N (Inception: 02/28/2011)	3.44%	6.92%	3.76%	1.40%
MSCI All Country World (ex USA) Small Cap Net Index	8.77%	6.98%	5.31%	4.36%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

14

TCW Developing Markets Equity Fund

Schedule of Investments	October 31, 2019

Issues	Shares	Value

COMMON STOCK — 98.2% of Net Assets

Australia — 0.4% (Cost: $25,862)

BHP Group, Ltd.	500	$24,455

Brazil — 6.1%

B3 S.A. — Brasil Bolsa Balcao	7,500	90,387

CCR S.A.	13,500	55,286

Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,300	35,554

Direcional Engenharia S.A.	3,900	11,609

IRB Brasil Resseguros S.A.	6,900	64,954

JBS SA	7,500	52,854

YDUQS Part (1)	3,300	32,265

Total Brazil

(Cost: $275,944)		342,909

China — 34.0%

58.Com, Inc. (ADR) (1)	400	21,124

Alibaba Group Holding, Ltd. (SP ADR) (1)	1,984	350,513

Bank of Communications Co., Ltd. — Class H	40,000	27,312

CGN Power Co., Ltd. — Class H	99,000	25,707

China Galaxy Securities Co., Ltd. — Class H	75,000	38,233

China International Travel Service Corp., Ltd.	2,100	26,944

China Merchants Port Holdings Co., Ltd.	16,000	25,011

China National Building Material Co., Ltd. — Class H	30,000	25,279

China National Chemical Engineering Co., Ltd.	34,000	28,874

Country Garden Services Holdings Co., Ltd.	9,000	30,488

Foshan Haitian Flavouring & Food Co., Ltd.	3,430	54,430

Galaxy Entertainment Group, Ltd.	20,000	137,682

Greentown Service Group Co., Ltd.	32,000	36,298

Guangzhou Automobile Group Co., Ltd. — Class H	26,000	25,961

Luye Pharma Group, Ltd.	37,500	27,712

Melco Crown Entertainment, Ltd. (ADR)	1,200	25,848

Ping An Insurance Group Co. of China, Ltd. — Class H	13,650	157,510

Q Technology Group Co., Ltd. (1)	56,000	74,226

Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	1,100	27,791

Sichuan Swellfun Co., Ltd.	12,900	97,297

Sino Biopharmaceutical, Ltd.	21,000	31,260

Sinotruk Hong Kong, Ltd.	18,500	27,949

Tencent Holdings, Ltd.	7,300	296,043

Tus Environmental Science And Technology Development Co., Ltd.	20,000	24,601

Weibo Corp. (SP ADR) (1)	600	29,514

WH Group, Ltd.	76,000	80,203

WuXi AppTec Co., Ltd. — Class H (1)	3,360	40,502

Wuxi Biologics, Inc. (1)	6,500	76,367

Zhongsheng Group Holdings, Ltd.	15,000	49,717

Total China

(Cost: $1,606,533)		1,920,396

Issues	Shares	Value

Egypt — 2.2% (Cost: $104,909)

Commercial International Bank Egypt SAE	24,567	$123,292

Greece — 4.7%

Alpha Bank AE (1)	58,135	124,087

Motor Oil Hellas Corinth Refineries S.A.	1,657	40,994

OPAP S.A.	1,261	13,718

Piraeus Bank S.A. (1)	24,395	85,113

Total Greece

(Cost: $200,040)		263,912

Hungary — 0.5% (Cost: $25,088)

Richter Gedeon Nyrt	1,424	26,430

India — 4.9%

HDFC Bank, Ltd. (ADR)	400	24,436

ICICI Bank, Ltd. (SP ADR)	2,200	28,666

Larsen & Toubro, Ltd.	2,425	50,347

Maruti Suzuki India, Ltd.	597	63,610

Reliance Industries, Ltd.	3,107	64,072

Titan Co., Ltd.	2,561	48,069

Total India

(Cost: $259,404)		279,200

Indonesia — 1.0% (Cost: $51,273)

Semen Indonesia Persero Tbk PT	62,900	56,729

Kenya — 2.1% (Cost: $103,864)

Safaricom, Ltd.	414,100	119,259

Philippines — 1.0%

International Container Terminal Services, Inc.	11,550	27,001

Wilcon Depot, Inc.	83,600	27,179

Total Philippines

(Cost: $56,940)		54,180

Russia — 6.9%

Gazprom Neft PJSC	4,240	27,416

Inter RAO UES PJSC	424,000	28,699

LUKOIL PJSC (SP ADR)	583	53,671

MMC Norilsk Nickel PJSC (ADR)	570	15,809

Novatek PJSC	195	41,730

Novolipetsk Steel PJSC	1,550	30,318

Polyus PJSC	460	27,071

Sberbank of Russia PJSC	15,960	58,439

X5 Retail Group NV	820	27,437

Yandex N.V. (1)	2,300	76,797

Total Russia

(Cost: $359,052)		387,387

Saudi Arabia — 0.7% (Cost: $41,348)

Bupa Arabia for Cooperative Insurance Co.	1,485	42,543

Slovenia — 0.2% (Cost: $13,073)

Nova Ljubljanska Banka dd (1)	1,005	11,997

See accompanying notes to financial statements.

15

TCW Developing Markets Equity Fund

Schedule of Investments (Continued)

Issues	Shares	Value

South Africa — 3.6%

Capitec Bank Holdings, Ltd.	258	$23,525

Clicks Group, Ltd.	2,843	46,360

Gold Fields, Ltd.	4,500	28,034

Standard Bank Group, Ltd.	7,209	83,019

Telkom S.A. SOC, Ltd.	5,454	25,011

Total South Africa

(Cost: $190,695)		205,949

South Korea — 6.5%

Doosan Bobcat, Inc. (1)	1,015	27,367

Hyundai Motor Co.	446	46,716

Kia Motors Corp.	725	26,497

LG Household & Health Care, Ltd.	24	25,970

Meritz Securities Co., Ltd.	10,520	40,670

Samsung Electronics Co., Ltd.	3,309	143,014

Shinsegae, Inc.	125	25,333

SK Holdings Co., Ltd.	140	31,060

Total South Korea

(Cost: $337,912)		366,627

Taiwan — 19.5%

Accton Technology Corp.	18,000	107,076

ASPEED Technology, Inc.	2,000	52,264

Catcher Technology Co., Ltd.	3,000	25,428

Chailease Holding Co., Ltd.	6,000	27,036

Chroma ATE, Inc.	5,000	24,861

E.Sun Financial Holding Co., Ltd.	33,000	29,817

Eva Airways Corp.	59,000	27,645

Global Unichip Corp.	3,000	26,303

Highwealth Construction Corp.	15,000	23,023

Pou Chen Corp.	21,000	28,076

Realtek Semiconductor Corp.	4,000	29,672

Standard Foods Corp.	13,000	26,250

Taiwan Semiconductor Manufacturing Co., Ltd.	37,000	362,593

Taiwan Union Technology Corp.	34,000	149,007

United Microelectronics Corp.	74,000	34,079

Win Semiconductors Corp.	3,000	31,226

Wistron Corp.	34,000	31,171

Yageo Corp.	3,000	30,784

Zhen Ding Technology Holding, Ltd.	7,000	33,099

Total Taiwan

(Cost: $899,461)		1,099,410

United Arab Emirates — 0.9% (Cost: $25,997)

NMC Health PLC	1,765	49,980

United States — 3.0%

Applied Materials, Inc.	1,900	103,094

MSCI, Inc.	200	46,912

Issues	Shares	Value

United States (Continued)

Western Digital Corp.	400	$20,660

Total United States

(Cost: $134,516)		170,666

Total Common Stock

(Cost: $4,711,911)		5,545,321

PREFERRED STOCK — 1.4%

Brazil — 1.4%

Centrais Eletricas Brasileiras S.A., 3.43%	4,900	50,033

Cia Paranaense de Energia, 2.63%	2,100	29,122

Total Brazil

(Cost: $73,453)		79,155

Total Preferred Stock

(Cost: $73,453)		79,155

Total Investments (99.6%)

(Cost: $4,785,364)		5,624,476

Excess of Other Assets over Liabilities (0.4%)		21,796

Total Net Assets (100.0%)		$5,646,272

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.

See accompanying notes to financial statements.

16

TCW Developing Markets Equity Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Airlines	0.5%
Automobiles	2.9
Banks	10.9
Beverages	1.7
Capital Markets	3.8
Commercial Services & Supplies	1.5
Communications Equipment	1.9
Construction & Engineering	1.4
Construction Materials	1.4
Diversified Consumer Services	0.6
Diversified Financial Services	0.5
Diversified Telecommunication Services	0.4
Electric Utilities	1.9
Electronic Equipment, Instruments & Components	4.1
Food & Staples Retailing	1.3
Food Products	3.8
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.9
Hotels, Restaurants & Leisure	3.7
Household Durables	2.1
Household Products	0.5
Independent Power and Renewable Electricity Producers	0.5
Industrial Conglomerates	0.6
Insurance	4.7
Interactive Media & Services	13.7
Life Sciences Tools & Services	2.1
Machinery	1.0
Metals & Mining	2.2
Multiline Retail	0.4
Oil, Gas & Consumable Fuels	4.0
Pharmaceuticals	1.6
Real Estate Management & Development	0.4
Semiconductors & Semiconductor Equipment	11.3
Specialty Retail	1.4
Technology Hardware, Storage & Peripherals	4.0
Textiles, Apparel & Luxury Goods	1.4
Transportation Infrastructure	1.9
Wireless Telecommunication Services	2.1

Total	99.6%

See accompanying notes to financial statements.

17

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$—	$27,645	$—	$27,645
Automobiles	—	162,784	—	162,784
Banks	188,391	431,312	—	619,703
Beverages	—	97,297	—	97,297
Capital Markets	137,299	78,903	—	216,202
Commercial Services & Supplies	—	91,387	—	91,387
Communications Equipment	—	107,076	—	107,076
Construction & Engineering	—	79,220	—	79,220
Construction Materials	—	82,008	—	82,008
Diversified Consumer Services	32,265	—	—	32,265
Diversified Financial Services	—	27,036	—	27,036
Diversified Telecommunication Services	—	25,010	—	25,010
Electric Utilities	—	28,700	—	28,700
Electronic Equipment, Instruments & Components	—	237,750	—	237,750
Food & Staples Retailing	27,437	46,360	—	73,797
Food Products	52,854	160,883	—	213,737
Health Care Equipment & Supplies	—	27,791	—	27,791
Health Care Providers & Services	—	49,980	—	49,980
Hotels, Restaurants & Leisure	25,848	178,344	—	204,192
Household Durables	47,164	74,226	—	121,390
Household Products	—	25,970	—	25,970
Independent Power and Renewable Electricity Producers	—	25,707	—	25,707
Industrial Conglomerates	—	31,060	—	31,060
Insurance	64,954	200,053	—	265,007
Interactive Media & Services	477,948	296,043	—	773,991
Life Sciences Tools & Services	—	116,869	—	116,869
Machinery	—	55,316	—	55,316
Metals & Mining	97,653	28,034	—	125,687
Multiline Retail	—	25,333	—	25,333
Oil, Gas & Consumable Fuels	95,401	132,482	—	227,883
Pharmaceuticals	26,430	58,972	—	85,402
Real Estate Management & Development	—	23,023	—	23,023
Semiconductors & Semiconductor Equipment	103,094	536,137	—	639,231
Specialty Retail	—	76,896	—	76,896
Technology Hardware, Storage & Peripherals	20,660	199,614	—	220,274
Textiles, Apparel & Luxury Goods	—	76,145	—	76,145
Transportation Infrastructure	55,286	52,012	—	107,298
Wireless Telecommunication Services	119,259	—	—	119,259

Total Common Stock	1,571,943	3,973,378	—	5,545,321

Preferred Stock
Electric Utilities	79,155	—	—	79,155

Total Investments	$1,651,098	$3,973,378	$—	$5,624,476

See accompanying notes to financial statements.

18

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 96.8% of Net Assets

Angola — 1.6%

Angolan Government International Bond

8.25% (1)	05/09/28		$56,439,000	$59,146,308

9.38% (1)	05/08/48		32,640,000	34,634,100

Total Angola

(Cost: $90,160,274)				93,780,408

Argentina — 1.6%

Argentine Republic Government International Bond

4.63%	01/11/23		27,232,000	11,084,275

5.88%	01/11/28		37,275,000	14,350,875

6.88%	01/26/27		62,560,000	24,945,800

7.50%	04/22/26		56,675,000	24,103,878

7.63%	04/22/46		47,975,000	19,535,420

Total Argentina

(Cost: $180,821,246)				94,020,248

Azerbaijan — 0.6% (Cost: $37,502,069)

Southern Gas Corridor CJSC

6.88% (2)	03/24/26		31,840,000	37,198,672

Bahrain — 3.1%

Bahrain Government International Bond

5.63% (1)	09/30/31		28,415,000	29,914,403

6.75% (2)	09/20/29		46,390,000	53,000,575

7.00% (1)	10/12/28		28,980,000	33,521,709

7.50% (2)	09/20/47		29,115,000	34,223,773

Oil and Gas Holding Co. (The)

7.50% (1)	10/25/27		17,680,000	19,826,462

8.38% (1)	11/07/28		12,850,000	15,149,919

Total Bahrain

(Cost: $162,534,925)				185,636,841

Brazil — 7.8%

Banco BTG Pactual S.A.

7.75% (5 year U.S. Treasury Constant Maturity Rate + 5.257%) (1)(3)	02/15/29		31,225,000	33,067,275

Banco do Brasil S.A.

6.25% (10 year U.S. Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	10/29/49		41,842,000	40,184,910

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/27	BRL	183,800,000	56,939,290

CIMPOR Financial Operations BV

5.75% (2)	07/17/24		$5,295,000	3,918,353

CSN Islands XII Corp.

7.00% (2)(4)	09/29/49		20,188,000	17,845,990

Issues	Maturity Date	Principal Amount	Value

Brazil (Continued)

JBS Investments II GmbH

5.75% (1)	01/15/28	$9,520,000	$9,920,792

Light Servicos de Eletricidade S.A./Light Energia S.A.

7.25% (1)	05/03/23	14,935,000	16,134,467

MARB BondCo PLC

6.88% (1)	01/19/25	12,785,000	13,350,097

MV24 Capital BV

6.75% (1)	06/01/34	26,790,000	28,100,199

NBM US Holdings, Inc.

7.00% (2)	05/14/26	14,030,000	14,922,659

Petrobras Global Finance B.V.

6.85%	06/05/15	158,203,000	182,249,856

Prumo Participacoes e Investimentos S/A

7.50% (1)	12/31/31	21,800,000	22,672,000

Usiminas International S.A.R.L.

5.88% (1)	07/18/26	26,705,000	27,272,481

Total Brazil

(Cost: $447,967,598)			466,578,369

Chile — 0.8%

AES Gener S.A.

7.13% (USD 5 Year Swap rate + 4.644%) (1)(3)	03/26/79	25,553,000	26,559,788

Latam Finance, Ltd.

7.00% (1)	03/01/26	19,907,000	21,508,892

Total Chile

(Cost: $46,862,345)			48,068,680

China — 2.1%

China Evergrande Group

8.25% (2)	03/23/22	32,890,000	30,568,971

Fantasia Holdings Group Co. Ltd

7.38% (2)	10/04/21	30,500,000	28,413,800

Kaisa Group Holdings, Ltd.

8.50% (2)	06/30/22	25,655,000	24,345,806

New Metro Global, Ltd.

6.50% (2)	04/23/21	24,080,000	23,776,592

Sunac China Holdings, Ltd.

7.88% (2)	02/15/22	19,000,000	19,446,500

Total China

(Cost: $126,822,695)			126,551,669

Colombia — 2.8%

Colombia Government International Bond

4.50%	03/15/29	27,270,000	30,488,133

5.00%	06/15/45	38,420,000	44,837,341

Ecopetrol S.A.

5.88%	05/28/45	41,005,000	47,422,282

Gran Tierra Energy, Inc.

7.75% (1)	05/23/27	16,555,000	15,841,479

See accompanying notes to financial statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Colombia (Continued)

Millicom International Cellular S.A.

6.25% (1)	03/25/29	$26,780,000	$29,214,302

Total Colombia

(Cost: $149,549,497)			167,803,537

Costa Rica — 2.0%

Autopistas del Sol S.A.

7.38% (1)	12/30/30	22,507,520	22,676,326

Costa Rica Government International Bond

4.38% (2)	04/30/25	36,895,000	35,534,497

7.00% (2)	04/04/44	23,089,000	22,858,341

7.16% (2)	03/12/45	36,894,000	36,894,000

Total Costa Rica

(Cost: $113,391,544)			117,963,164

Dominican Republic — 3.3%

Dominican Republic International Bond

5.95% (1)	01/25/27	47,383,000	52,284,179

6.00% (1)	07/19/28	37,435,000	41,623,041

6.40% (1)	06/05/49	71,825,000	78,020,624

6.85% (2)	01/27/45	20,831,000	23,587,853

Total Dominican Republic

(Cost: $183,795,602)			195,515,697

Ecuador — 3.0%

Ecuador Government International Bond

7.88% (1)	03/27/25	28,825,000	27,184,857

7.88% (1)	01/23/28	68,528,000	61,579,261

7.95% (2)	06/20/24	50,180,000	48,486,927

9.50% (1)	03/27/30	23,575,000	22,787,595

10.75% (1)	01/31/29	16,315,000	16,600,513

Total Ecuador

(Cost: $175,203,865)			176,639,153

Egypt — 3.2%

Egypt Government International Bond

6.59% (1)	02/21/28	30,898,000	31,540,099

7.60% (1)	03/01/29	74,575,000	79,109,160

8.50% (2)	01/31/47	18,265,000	19,276,443

8.70% (1)	03/01/49	57,347,000	61,618,491

Total Egypt

(Cost: $183,012,690)			191,544,193

El Salvador — 1.7%

El Salvador Government International Bond

5.88% (2)	01/30/25	31,465,000	32,767,651

7.12% (1)	01/20/50	31,775,000	32,766,380

7.63% (2)	02/01/41	15,850,000	17,312,955

7.65% (2)	06/15/35	16,312,000	17,869,286

Total El Salvador

(Cost: $95,894,205)			100,716,272

Issues	Maturity Date	Principal Amount	Value

Ghana — 2.1%

Ghana Government International Bond

7.63% (2)	05/16/29	$18,175,000	$18,464,664

8.13% (1)	03/26/32	67,150,000	68,157,250

8.95% (1)	03/26/51	40,055,000	40,730,928

Total Ghana

(Cost: $125,316,945)			127,352,842

Guatemala — 0.5% (Cost: $27,354,680)

Guatemala Government Bond

4.90% (1)	06/01/30	27,395,000	29,244,163

India — 2.3%

Adani Ports & Special Economic Zone, Ltd.

4.38% (1)	07/03/29	17,685,000	18,479,516

Delhi International Airport, Ltd.

6.45% (1)	06/04/29	19,355,000	20,782,431

Greenko Mauritius, Ltd.

6.25% (1)	02/21/23	19,680,000	20,049,000

Greenko Solar Mauritius, Ltd.

5.95% (1)	07/29/26	19,175,000	19,366,750

Neerg Energy, Ltd.

6.00% (1)	02/13/22	18,042,000	17,884,133

ReNew Power, Ltd.

6.45% (1)	09/27/22	14,825,000	15,031,160

Vedanta Resources Finance II PLC

9.25% (2)	04/23/26	10,397,000	10,397,000

Vedanta Resources PLC

6.13% (2)	08/09/24	19,158,000	17,815,247

Total India

(Cost: $136,966,485)			139,805,237

Indonesia — 5.4%

Freeport-McMoRan, Inc.

5.40%	11/14/34	27,730,000	27,210,063

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	18,588,000	22,572,803

6.76% (1)	11/15/48	43,857,000	56,553,601

Minejesa Capital BV

4.63% (2)	08/10/30	17,326,000	17,976,070

5.63% (1)	08/10/37	56,985,000	61,999,680

Perusahaan Penerbit SBSN Indonesia III

4.15% (2)	03/29/27	65,605,000	70,320,359

4.45% (2)	02/20/29	22,770,000	25,160,850

Saka Energi Indonesia PT

4.45% (1)	05/05/24	40,219,000	40,633,256

Total Indonesia

(Cost: $295,157,366)			322,426,682

Iraq — 0.2% (Cost: $12,259,237)

Iraq International Bond

5.80% (2)	01/15/28	14,230,000	13,705,269

See accompanying notes to financial statements.

20

TCW Emerging Markets Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount		Value

Ivory Coast — 1.6%

Ivory Coast Government International Bond

5.88% (1)	10/17/31	EUR	21,360,000	$24,192,397

6.13% (1)	06/15/33		$39,340,000	38,762,194

6.88% (1)	10/17/40	EUR	27,405,000	31,452,255

Total Ivory Coast

(Cost: $89,427,831)				94,406,846

Kazakhstan — 2.7%

KazMunayGas National Co. JSC

5.38% (1)	04/24/30		$63,190,000	73,073,311

5.75% (1)	04/19/47		74,499,000	87,182,455

Total Kazakhstan

(Cost: $143,229,077)				160,255,766

Kenya —1.7%

Kenya Government International Bond

7.00% (1)	05/22/27		50,695,000	53,234,008

8.00% (1)	05/22/32		46,772,000	49,945,995

Total Kenya

(Cost: $100,276,098)				103,180,003

Lebanon — 1.0%

Lebanon Government International Bond

6.00% (2)	01/27/23		44,809,000	26,829,389

6.10% (2)	10/04/22		23,140,000	14,115,400

6.65% (2)	04/22/24		30,230,000	17,495,612

Total Lebanon

(Cost: $84,358,105)				58,440,401

Mexico — 7.1%

Alpek SAB de CV

4.25% (1)	09/18/29		14,600,000	14,849,660

Banco Mercantil del Norte S.A.

6.88% (5 year U.S. Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	12/31/99		17,405,000	18,016,895

Banco Mercantil del Norte S.A.

7.50% (10 year Treasury Constant Maturity Rate + 5.470%) (1)(3)(4)	12/31/99		18,500,000	19,314,000

Industrias Penoles SAB de CV

5.65% (1)	09/12/49		35,665,000	36,860,312

Mexico Government International Bond

4.60%	01/23/46		44,985,000	48,239,384

Petroleos Mexicanos

5.35%	02/12/28		54,703,000	54,008,272

6.50%	01/23/29		117,968,000	123,317,117

7.69% (1)	01/23/50		87,430,000	95,333,672

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

Unifin Financiera SAB de CV SOFOM ENR

8.38% (1)	01/27/28	$15,840,000	$16,335,000

Total Mexico

(Cost: $412,234,433)			426,274,312

Mongolia — 0.3% (Cost: $14,468,306)

Development Bank of Mongolia LLC

7.25% (1)	10/23/23	14,680,000	15,439,231

Nigeria — 2.5%

IHS Netherlands Holdco BV

7.13% (1)	03/18/25	16,600,000	17,181,000

Nigeria Government International Bond

7.14% (1)	02/23/30	39,075,000	39,349,746

7.70% (1)	02/23/38	95,485,000	95,809,649

Total Nigeria

(Cost: $148,839,809)			152,340,395

Oman — 2.9%

Oman Government International Bond

5.63% (1)	01/17/28	53,685,000	53,254,178

6.00% (1)	08/01/29	53,565,000	53,688,199

6.75% (2)	01/17/48	71,566,000	67,354,341

Total Oman

(Cost: $169,850,223)			174,296,718

Panama — 1.8%

Aeropuerto Internacional de Tocumen S. A.

6.00% (1)	11/18/48	16,565,000	20,644,959

C&W Senior Financing DAC

6.88% (1)	09/15/27	22,924,000	24,157,311

Cable Onda SA

4.50% (1)	01/30/30	7,650,000	7,766,816

Global Bank Corp.

5.25% (3 mo. USD LIBOR + 3.300%) (1)(3)	04/16/29	36,995,000	39,718,757

Sable International Finance, Ltd.

5.75% (1)	09/07/27	14,300,000	14,899,170

Total Panama

(Cost: $98,364,150)			107,187,013

Paraguay — 0.8%

Paraguay Government International Bond

5.40% (1)	03/30/50	22,500,000	25,607,812

5.60% (2)	03/13/48	18,067,000	20,972,174

Total Paraguay

(Cost: $40,813,064)			46,579,986

Peru — 1.3%

Banco de Credito del Peru

2.70% (1)	01/11/25	13,425,000	13,404,863

See accompanying notes to financial statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Peru (Continued)

Nexa Resources S.A.

5.38% (2)	05/04/27	$22,988,000	$24,496,817

Peru LNG SRL

5.38% (1)	03/22/30	39,627,000	40,776,185

Total Peru

(Cost: $78,114,728)			78,677,865

Qatar — 3.2%

Qatar Government International Bond

4.00% (1)	03/14/29	112,304,000	125,096,128

4.82% (1)	03/14/49	23,000,000	28,347,730

5.10% (1)	04/23/48	29,225,000	37,328,508

Total Qatar

(Cost: $168,604,001)			190,772,366

Russia — 3.3%

Russian Federation Government Bond

4.25% (2)	06/23/27	45,200,000	48,590,226

4.38% (1)	03/21/29	46,800,000	50,778,234

5.10% (1)	03/28/35	86,800,000	100,340,800

Total Russia

(Cost: $178,521,970)			199,709,260

Saudi Arabia — 3.7%

Saudi Arabian Oil Co.

3.50% (1)	04/16/29	25,535,000	26,423,618

4.25% (1)	04/16/39	36,465,000	39,191,488

Saudi Government International Bond

3.25% (2)	10/26/26	45,860,000	47,504,310

4.50% (2)	10/26/46	100,895,000	111,287,185

Total Saudi Arabia

(Cost: $211,965,077)			224,406,601

South Africa — 3.7%

Gold Fields Orogen Holdings BVI, Ltd.

6.13% (1)	05/15/29	10,235,000	11,591,138

Petra Diamonds US Treasury PLC

7.25% (2)	05/01/22	19,281,000	13,834,117

SASOL Financing USA LLC

6.50%	09/27/28	19,425,000	21,683,157

South Africa Government Bond

4.30%	10/12/28	76,575,000	73,990,594

5.75%	09/30/49	72,145,000	69,923,295

5.88%	06/22/30	28,805,000	30,670,124

Total South Africa

(Cost: $220,524,745)			221,692,425

Sri Lanka — 3.0%

Sri Lanka Government Bond

5.75% (1)	04/18/23	53,585,000	53,894,788

Issues	Maturity Date	Principal Amount	Value

Sri Lanka (Continued)

6.75% (2)	04/18/28	$38,813,000	$38,009,571

6.85% (1)	03/14/24	24,605,000	25,441,570

7.55% (1)	03/28/30	41,725,000	42,194,406

7.85% (1)	03/14/29	21,615,000	22,315,326

Total Sri Lanka

(Cost: $173,966,011)			181,855,661

Tanzania — 0.2% (Cost: $13,118,419)

HTA Group, Ltd.

9.13% (2)	03/08/22	12,829,000	13,381,930

Turkey — 2.8%

Turkey Government International Bond

4.88%	10/09/26	75,275,000	70,817,309

5.75%	03/22/24	41,060,000	41,502,678

6.00%	03/25/27	38,730,000	38,530,298

Turkiye Vakiflar Bankasi TAO

6.88% (USD 5 Year Swap rate + 5.439%) (2)(3)	02/03/25	16,975,000	16,422,430

Total Turkey

(Cost: $164,150,297)			167,272,715

Ukraine — 4.2%

Ukraine Government International Bond

0.00% (2)(5)(6)	05/31/40	63,344,000	59,780,900

7.38% (2)	09/25/32	82,450,000	86,503,159

7.75% (2)	09/01/26	39,915,000	42,988,455

7.75% (2)	09/01/27	57,566,000	62,102,201

Total Ukraine

(Cost: $233,651,540)			251,374,715

United Arab Emirates — 2.0%

Abu Dhabi Government International Bond

2.50% (1)	09/30/29	21,265,000	21,185,256

3.13% (1)	09/30/49	60,805,000	58,676,825

DP World PLC

4.70% (1)	09/30/49	17,400,000	17,414,442

5.63% (1)	09/25/48	19,130,000	22,238,625

Total United Arab Emirates

(Cost: $116,650,061)			119,515,148

Uruguay — 2.1%

Uruguay Government International Bond

4.38%	01/23/31	37,650,000	42,083,664

4.98%	04/20/55	71,160,000	83,435,812

Total Uruguay

(Cost: $112,712,185)			125,519,476

Venezuela — 0.3%

Venezuela Government International Bond

8.25% (7)(8)	10/13/24	60,057,200	6,306,006

See accompanying notes to financial statements.

22

TCW Emerging Markets Income Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Venezuela (Continued)

9.25% (7)(8)	09/15/27	$60,955,000	$6,400,275

9.25% (7)(8)	05/07/28	49,048,000	5,150,040

Total Venezuela

(Cost: $55,533,009)			17,856,321

Vietnam — 0.5% (Cost: $28,392,125)

Mong Duong Finance Holdings BV

5.13% (1)	05/07/29	28,310,000	28,779,946

Total Fixed Income Securities

(Cost: $5,648,338,532)			5,793,766,196

Issues	Shares	Value

MONEY MARKET INVESTMENTS — 4.2% of Net Assets

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (9)	252,627,324	$252,627,324

Total Money Market Investments

(Cost: $252,627,324)		252,627,324

Total Investments (101.0%)

(Cost: $5,900,965,856)		6,046,393,520

Liabilities in Excess of Other Assets (-1.0%)		(57,349,539)

Total Net Assets (100.0%)		$5,989,043,981

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
Citibank N.A.	BRL	62,640,000	11/06/19	$16,000,000	$15,602,029	$(397,971)
Citibank N.A.	SAR	69,663,299	04/06/20	18,493,045	18,575,328	82,283

				$34,493,045	$34,177,357	$(315,688)

SELL (11)
Citibank N.A.	BRL	62,640,000	11/06/19	$15,270,600	$15,602,029	$(331,429)
Citibank N.A.	SAR	69,663,299	04/06/20	18,470,000	18,575,328	(105,328)

				$33,740,600	$34,177,357	$(436,757)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
957	U.S. Ultra Long Bond Futures	12/19/19	$189,382,562	$181,590,750	$(7,791,812)

See accompanying notes to financial statements.

23

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
EUR -	Euro Currency.
SAR -	Saudi Riyal.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $3,126,598,728 or 52.2% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2019, the value of these securities amounted to $1,467,942,230 or 24.5% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(4)	Perpetual Maturity.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Security is not accruing interest.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

24

TCW Emerging Markets Income Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Agriculture	0.2%
Airlines	0.4
Banks	2.5
Building Materials	0.1
Chemicals	0.6
Commercial Services	1.4
Diversified Financial Services	0.8
Electric	2.5
Energy-Alternate Sources	1.2
Engineering & Construction	1.0
Food	0.5
Foreign Government Bonds	61.8
Iron & Steel	0.8
Media	0.1
Metal Fabricate & Hardware	0.2
Mining	3.7
Oil & Gas	13.7
Pipelines	1.3
Real Estate	2.1
Telecommunications	1.1
Transportation	0.8
Money Market Investments	4.2

Total	101.0%

See accompanying notes to financial statements.

25

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Agriculture	$—	$9,920,792	$—	$9,920,792
Airlines	—	21,508,891	—	21,508,891
Banks	—	147,061,854	—	147,061,854
Building Materials	—	3,918,353	—	3,918,353
Chemicals	—	36,532,817	—	36,532,817
Commercial Services	—	80,808,910	—	80,808,910
Diversified Financial Services	—	49,402,275	—	49,402,275
Electric	—	151,449,952	—	151,449,952
Energy-Alternate Sources	—	72,331,043	—	72,331,043
Engineering & Construction	—	58,608,391	—	58,608,391
Food	—	28,272,756	—	28,272,756
Foreign Government Bonds	—	3,685,272,831	17,856,321	3,703,129,152
Iron & Steel	—	45,118,471	—	45,118,471
Media	—	7,766,816	—	7,766,816
Metal Fabricate & Hardware	—	13,381,930	—	13,381,930
Mining	—	221,331,098	—	221,331,098
Oil & Gas	—	819,653,188	—	819,653,188
Pipelines	—	77,974,857	—	77,974,857
Real Estate	—	126,551,669	—	126,551,669
Telecommunications	—	68,270,783	—	68,270,783
Transportation	—	50,772,198	—	50,772,198

Total Fixed Income Securities	—	5,775,909,875	17,856,321	5,793,766,196

Money Market Investments	252,627,324	—	—	252,627,324

Total Investments	$252,627,324	$5,775,909,875	$17,856,321	$6,046,393,520

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	82,283	—	82,283

Total	$252,627,324	$5,775,992,158	$17,856,321	$6,046,475,803

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(834,728)	$—	$(834,728)
Futures Contracts
Interest Rate Risk	(7,791,812)	—	—	(7,791,812)

Total	$(7,791,812)	$(834,728)	$—	$(8,626,540)

See accompanying notes to financial statements.

26

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 90.8% of Net Assets

Brazil — 10.0%

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/23	BRL	38,590,000	$10,858,282

10.00%	01/01/25	BRL	23,140,000	6,768,497

10.00%	01/01/27	BRL	23,910,000	7,210,277

Total Brazil

(Cost: $22,491,043)				24,837,056

Chile — 1.5%

Bonos de la Tesoreria de la Republica

2.00%	03/01/35	CLP	2,104,901,250	3,359,966

4.50%	03/01/26	CLP	300,000,000	440,864

Total Chile

(Cost: $3,638,768)				3,800,830

Colombia — 6.3%

Colombian TES (Treasury) Bond, Series B

6.00%	04/28/28	COP	12,572,800,000	3,759,090

7.00%	05/04/22	COP	3,180,000,000	986,449

7.50%	08/26/26	COP	9,259,000,000	3,030,041

7.75%	09/18/30	COP	10,802,000,000	3,620,682

10.00%	07/24/24	COP	12,134,700,000	4,293,311

Total Colombia

(Cost: $15,662,097)				15,689,573

Dominican Republic — 0.1% (Cost: $181,106)

Dominican Republic International Bond

9.75% (1)	06/05/26	DOP	9,150,000	177,004

Egypt — 0.4% (Cost: $815,149)

Egypt Government Bond

15.16%	10/10/22	EGP	14,500,000	917,269

Hungary — 3.0%

Hungary Government Bond

3.00%	08/21/30	HUF	1,044,000,000	3,926,536

3.25%	10/22/31	HUF	955,000,000	3,658,771

Total Hungary

(Cost: $7,277,684)				7,585,307

Indonesia — 10.3%

Indonesia Treasury Bond

6.63%	05/15/33	IDR	12,625,000,000	844,545

7.00%	05/15/22	IDR	8,382,000,000	608,930

7.00%	05/15/27	IDR	21,200,000,000	1,532,949

7.50%	08/15/32	IDR	57,258,000,000	4,119,867

7.50%	06/15/35	IDR	50,700,000,000	3,634,500

8.25%	05/15/29	IDR	18,834,000,000	1,459,142

8.38%	09/15/26	IDR	31,656,000,000	2,463,787

8.38%	03/15/34	IDR	111,789,000,000	8,586,657

9.00%	03/15/29	IDR	29,398,000,000	2,363,442

Total Indonesia

(Cost: $23,941,815)				25,613,819

Issues	Maturity Date	Principal Amount		Value

Malaysia — 5.8%

Malaysia Government Bond

3.48%	03/15/23	MYR	11,720,000	$2,827,974

3.84%	04/15/33	MYR	2,503,000	606,510

3.89%	08/15/29	MYR	21,900,000	5,440,278

3.90%	11/16/27	MYR	9,610,000	2,370,704

4.18%	07/15/24	MYR	7,860,000	1,948,776

4.89%	06/08/38	MYR	4,338,000	1,173,861

Total Malaysia

(Cost: $14,289,091)				14,368,103

Mexico — 11.3%

Mexican Bonos

8.00%	09/05/24	MXN	41,060,000	2,262,669

8.50%	11/18/38	MXN	66,630,000	3,982,589

Mexico Government Bond (BONOS)

5.75%	03/05/26	MXN	63,420,000	3,149,499

7.50%	06/03/27	MXN	84,020,000	4,577,889

7.75%	05/29/31	MXN	55,720,000	3,111,014

7.75%	11/13/42	MXN	105,988,000	5,890,372

10.00%	12/05/24	MXN	87,995,000	5,261,249

Total Mexico

(Cost: $26,665,433)				28,235,281

Peru — 4.2%

Alicorp SAA

6.88% (1)	04/17/27	PEN	1,726,000	558,357

Peruvian Government International Bond

5.40% (2)	08/12/34	PEN	730,000	232,557

6.15% (2)	08/12/32	PEN	5,352,000	1,825,617

6.90% (2)	08/12/37	PEN	9,246,000	3,376,567

6.95% (2)	08/12/31	PEN	4,661,000	1,687,538

Telefonica del Peru S.A.

7.38% (1)	04/10/27	PEN	8,450,000	2,712,463

Total Peru

(Cost: $9,605,040)				10,393,099

Philippines — 0.3% (Cost: $622,709)

Philippine Government Bond

5.50%	03/08/23	PHP	33,300,000	687,228

Poland — 7.0%

Poland Government Bond

2.50%	07/25/27	PLN	29,654,000	8,094,026

2.75%	10/25/29	PLN	33,600,000	9,425,615

Total Poland

(Cost: $16,859,404)				17,519,641

Romania — 2.3%

Romania Government Bond

4.25%	06/28/23	RON	12,855,000	3,071,372

5.00%	02/12/29	RON	4,500,000	1,122,038

5.85%	04/26/23	RON	6,340,000	1,592,357

Total Romania

(Cost: $5,767,449)				5,785,767

See accompanying notes to financial statements.

27

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value

Russia — 10.5%

Russian Federal Bond — OFZ

6.90%	05/23/29	RUB	409,100,000	$6,625,190

7.00%	08/16/23	RUB	63,200,000	1,017,967

7.10%	10/16/24	RUB	185,400,000	3,013,740

7.65%	04/10/30	RUB	152,000,000	2,601,292

7.70%	03/23/33	RUB	292,400,000	5,026,813

7.75%	09/16/26	RUB	114,500,000	1,936,186

8.15%	02/03/27	RUB	133,300,000	2,303,526

8.50%	09/17/31	RUB	207,500,000	3,773,450

Total Russia

(Cost: $24,663,752)				26,298,164

South Africa — 8.9%

South Africa Government Bond

6.50%	02/28/41	ZAR	75,400,000	3,470,313

8.25%	03/31/32	ZAR	35,300,000	2,124,715

8.50%	01/31/37	ZAR	107,660,000	6,305,501

8.75%	01/31/44	ZAR	78,600,000	4,584,196

8.75%	02/28/48	ZAR	72,400,000	4,210,721

8.88%	02/28/35	ZAR	22,600,000	1,394,052

Total South Africa

(Cost: $23,655,658)				22,089,498

Thailand — 4.1%

Thailand Government Bond

2.13%	12/17/26	THB	151,393,000	5,221,401

3.30%	06/17/38	THB	89,489,000	3,740,896

3.40%	06/17/36	THB	29,739,000	1,235,297

Total Thailand

(Cost: $8,933,932)				10,197,594

Turkey — 3.9%

Turkey Government Bond

9.50%	01/12/22	TRY	12,500,000	2,078,757

10.50%	08/11/27	TRY	9,479,044	1,500,040

10.70%	02/17/21	TRY	6,919,271	1,193,314

11.00%	03/02/22	TRY	10,136,250	1,728,781

11.00%	02/24/27	TRY	15,550,000	2,526,087

16.20%	06/14/23	TRY	3,050,000	591,308

Total Turkey

(Cost: $9,564,604)				9,618,287

Ukraine — 0.9%

Ukraine Government International Bond

6.75% (1)	06/20/26	EUR	830,000	1,025,904

14.50% (1)	08/19/20	UAH	15,000,000	603,509

14.64% (1)	06/10/20	UAH	8,453,000	339,443

17.25% (1)	09/30/20	UAH	7,547,000	307,921

Total Ukraine

(Cost: $2,153,623)				2,276,777

Total Fixed Income Securities

(Cost: $216,788,357)				226,090,297

Issues	Maturity Date	Shares		Value

MONEY MARKET INVESTMENTS — 2.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class,1.75% (3)			5,720,785	$5,720,785

Total Money Market Investments

(Cost: $5,720,785)				5,720,785

		Principal Amount

SHORT TERM INVESTMENTS — 6.1%

FOREIGN GOVERNMENT BONDS — 6.1%

Egypt — 4.1%

Egypt Treasury Bills

0.00% (4)	11/12/19	EGP	45,000,000	2,776,478

0.00% (4)	11/19/19	EGP	48,900,000	3,009,092

0.00% (4)	12/17/19	EGP	36,775,000	2,235,449

0.00% (4)	01/07/20	EGP	21,250,000	1,280,141

0.00% (4)	01/28/20	EGP	17,150,000	1,027,248

Total Egypt

(Cost: $10,120,847)				10,328,408

Nigeria — 1.0%

Nigeria Treasury Bills

0.00% (4)	09/17/20	NGN	404,990,000	994,803

0.00% (4)	09/17/20	NGN	585,010,000	1,436,998

Total Nigeria

(Cost: $2,420,300)				2,431,801

Ukraine — 1.0%

Ukraine Government Bills

0.00% (1)(4)	12/04/19	UAH	27,000,000	1,074,304

0.00% (1)(4)	01/29/20	UAH	22,232,000	864,805

0.00% (1)(4)	04/01/20	UAH	12,985,000	490,069

Total Ukraine

(Cost: $2,373,813)				2,429,178

Total Short Term Investments

(Cost: $14,914,960)				15,189,387

Total Investments (99.2%)

(Cost: $237,424,102)				247,000,469

Excess of Other Assets over Liabilities (0.8%)				1,978,483

Total Net Assets (100.0%)				$248,978,952

See accompanying notes to financial statements.

28

TCW Emerging Markets Local Currency Income Fund

October 31, 2019

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (5)
Bank of America, N.A.	CZK	226,279,049	12/10/19	$9,700,000	$9,900,412	$200,412
Bank of America, N.A.	HUF	1,539,247,475	12/10/19	5,165,000	5,241,827	76,827
Bank of America, N.A.	THB	18,386,011	11/21/19	605,000	608,989	3,989
Barclays Bank PLC	CLP	1,573,977,470	01/21/20	2,210,000	2,128,341	(81,659)
Barclays Bank PLC	MXN	26,410,175	12/30/19	1,370,000	1,365,969	(4,031)
Barclays Bank PLC	PLN	20,964,019	01/29/20	5,440,000	5,498,326	58,326
Barclays Bank PLC	THB	326,423,797	11/21/19	10,570,000	10,811,941	241,941
Barclays Bank PLC	TWD	81,905,602	11/20/19	2,653,157	2,692,486	39,329
Barclays Bank PLC	ZAR	2,645,341	11/08/19	170,000	175,519	5,519
BNP Paribas S.A.	EUR	1,800,000	11/26/19	2,001,286	2,011,023	9,737
BNP Paribas S.A.	THB	54,354,671	11/21/19	1,775,000	1,800,357	25,357
BNP Paribas S.A.	ZAR	31,698,934	11/08/19	2,107,657	2,103,234	(4,423)
Citibank N.A.	CZK	29,517,388	12/10/19	1,250,000	1,291,477	41,477
Citibank N.A.	PLN	44,255,197	11/07/19	11,450,000	11,600,435	150,435
Goldman Sachs & Co.	COP	3,050,220,000	01/03/20	896,596	900,805	4,209
Standard Chartered Bank	CZK	13,144,229	12/10/19	570,000	575,101	5,101
Standard Chartered Bank	EUR	2,996,486	11/26/19	3,288,655	3,347,780	59,125

				$61,222,351	$62,054,022	$831,671

SELL (6)
Bank of America, N.A.	COP	3,050,220,000	01/03/20	$870,000	$900,805	$(30,805)
Bank of America, N.A.	EUR	4,796,486	11/26/19	5,350,000	5,358,804	(8,804)
Bank of America, N.A.	HUF	694,700,000	12/10/19	2,274,349	2,365,764	(91,415)
Bank of America, N.A.	PEN	4,817,624	01/03/20	1,413,000	1,437,611	(24,611)
Bank of America, N.A.	THB	15,523,329	11/21/19	510,000	514,170	(4,170)
Bank of America, N.A.	TRY	7,447,950	01/21/20	1,215,000	1,276,896	(61,896)
Bank of America, N.A.	TWD	38,782,425	11/20/19	1,243,425	1,274,896	(31,471)
Barclays Bank PLC	HUF	783,532,567	12/10/19	2,650,651	2,668,279	(17,628)
Barclays Bank PLC	MXN	43,457,841	12/30/19	2,167,000	2,247,697	(80,697)
Barclays Bank PLC	PLN	16,322,361	11/07/19	4,232,977	4,278,514	(45,537)
Barclays Bank PLC	SGD	3,677,967	12/05/19	2,665,000	2,703,342	(38,342)
BNP Paribas S.A.	PLN	11,318,728	11/07/19	2,935,000	2,966,932	(31,932)
BNP Paribas S.A.	TWD	43,123,176	11/20/19	1,386,575	1,417,590	(31,015)
BNP Paribas S.A.	ZAR	34,344,275	11/08/19	2,290,000	2,278,752	11,248
Citibank N.A.	CZK	13,995,384	12/10/19	600,000	612,342	(12,342)
Citibank N.A.	HUF	61,014,909	12/10/19	205,000	207,783	(2,783)
Citibank N.A.	PLN	16,614,108	11/07/19	4,200,000	4,354,989	(154,989)
JPMorgan Chase Bank	MXN	33,874,449	12/30/19	1,700,000	1,752,031	(52,031)
JPMorgan Chase Bank	SGD	648,898	12/05/19	470,000	476,946	(6,946)

				$38,377,977	$39,094,143	$(716,166)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
11	U.S. Ultra Long Bond Futures	12/19/19	$2,134,712	$2,087,250	$(47,462)

See accompanying notes to financial statements.

29

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
CLP -	Chilean Peso.
COP -	Colombian Peso.
CZK -	Czech Koruna.
EGP -	Egyptian Pound.
EUR -	Euro Currency.
HUF -	Hungaian Forint.
IDR -	Indonesian Rupiah.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
NGN -	Nigeria Naira.
PEN -	Peruvian Nuevo Sol.
PHP -	Philippines Peso.
PLN -	Polish Zloty.
RON -	Romanian New Leu.
RUB -	Russian Ruble.
SGD -	Singapore Dollar.
THB -	Thai Baht.
TRY -	Turkish New Lira.
TWD -	Taiwan Dollar.
UAH -	Ukraine Hryvnia.
USD -	U.S. Dollar.
ZAR -	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $8,153,779 or 3.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2019, the value of these securities amounted to $7,122,279 or 2.9% of net assets.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(4)	Security is not accruing interest.
(5)	Fund buys foreign currency, sells U.S. Dollar.
(6)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

30

TCW Emerging Markets Local Currency Income Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Food	0.2%
Foreign Government Bonds	89.5
Short Term Investments	6.1
Telecommunications	1.1
Money Market Investments	2.3

Total	99.2%

See accompanying notes to financial statements.

31

TCW Emerging Markets Local Currency Income Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Food	$—	$558,357	$—	$558,357
Foreign Government Bonds	—	222,819,478	—	222,819,478
Telecommunications	—	2,712,462	—	2,712,462

Total Fixed Income Securities	—	226,090,297	—	226,090,297

Money Market Investments	5,720,785	—	—	5,720,785

Short-Term Investments	—	15,189,387	—	15,189,387

Total Investments	5,720,785	241,279,684	—	247,000,469

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	933,032	—	933,032

Total	$5,720,785	$242,212,716	$—	$247,933,501

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(47,462)	$—	$—	$(47,462)
Forward Currency Contracts
Foreign Currency Risk	—	(817,527)	—	(817,527)

Total	$(47,462)	$(817,527)	$—	$(864,989)

See accompanying notes to financial statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2019

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 41.5% of Net Assets

Angola — 0.7%

Angolan Government International Bond

8.25% (1)	05/09/28		$225,000	$235,793

9.38% (1)	05/08/48		425,000	450,965

Total Angola

(Cost: $643,579)				686,758

Argentina — 0.7%

Argentine Republic Government International Bond

4.63%	01/11/23		105,000	42,738

5.88%	01/11/28		305,000	117,425

6.88%	01/26/27		240,000	95,700

7.50%	04/22/26		450,000	191,385

7.63%	04/22/46		690,000	280,968

Total Argentina

(Cost: $1,378,000)				728,216

Azerbaijan — 0.2% (Cost: $235,954)

Southern Gas Corridor CJSC

6.88% (2)	03/24/26		200,000	233,660

Bahrain — 1.4%

Bahrain Government International Bond

5.63% (1)	09/30/31		220,000	231,609

6.75% (2)	09/20/29		400,000	457,000

7.00% (1)	10/12/28		355,000	410,635

7.50% (2)	09/20/47		250,000	293,867

Total Bahrain

(Cost: $1,186,038)				1,393,111

Brazil — 3.4%

Banco do Brasil S.A.

6.25% (10-year U.S. Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	10/29/49		400,000	387,756

Brazil Notas do Tesouro Nacional, Series F

10.00%	01/01/27	BRL	1,320,000	408,922

CSN Islands XII Corp.

7.00% (2)(4)	09/29/49		$200,000	176,798

Light Servicos de Eletricidade S.A./Light Energia S.A.

7.25% (1)	05/03/23		200,000	216,063

MV24 Capital BV

6.75% (1)	06/01/34		200,000	209,781

NBM US Holdings, Inc.

7.00% (2)	05/14/26		200,000	212,725

Petrobras Global Finance B.V.

6.85%	06/05/15		1,195,000	1,376,640

Prumo Participacoes e Investimentos S/A

7.50% (1)	12/31/31		200,000	208,000

Usiminas International S.A.R.L.

5.88% (1)	07/18/26		200,000	204,250

Total Brazil

(Cost: $3,190,343)				3,400,935

Issues	Maturity Date	Principal Amount	Value

Chile — 0.4%

AES Gener S.A.

7.13% (USD 5 Year Swap rate + 4.644%) (1)(3)	03/26/79	$200,000	$207,880

Latam Finance, Ltd.

7.00% (1)	03/01/26	200,000	216,094

Total Chile

(Cost: $419,029)			423,974

China — 1.0%

Fantasia Holdings Group Co. Ltd

7.38% (2)	10/04/21	200,000	186,320

Kaisa Group Holdings, Ltd.

8.50% (2)	06/30/22	200,000	189,794

New Metro Global, Ltd.

6.50% (2)	04/23/21	200,000	197,480

Sunac China Holdings, Ltd.

7.88% (2)	02/15/22	400,000	409,400

Total China

(Cost: $978,132)			982,994

Colombia — 1.3%

Colombia Government International Bond

5.00%	06/15/45	370,000	431,802

Ecopetrol S.A.

5.88%	05/28/45	340,000	393,210

Gran Tierra Energy, Inc.

7.75% (1)	05/23/27	200,000	191,380

Millicom International Cellular S.A.

6.25% (1)	03/25/29	200,000	218,180

Total Colombia

(Cost: $1,100,222)			1,234,572

Costa Rica — 0.8%

Autopistas del Sol S.A.

7.38% (1)	12/30/30	185,652	187,044

Costa Rica Government International Bond

4.38% (2)	04/30/25	400,000	385,250

7.16% (2)	03/12/45	200,000	200,000

Total Costa Rica

(Cost: $742,549)			772,294

Dominican Republic — 1.4%

Dominican Republic International Bond

5.95% (1)	01/25/27	395,000	435,858

6.00% (1)	07/19/28	200,000	222,375

6.40% (1)	06/05/49	700,000	760,382

Total Dominican Republic

(Cost: $1,342,230)			1,418,615

Ecuador — 1.2%

Ecuador Government International Bond

7.88% (1)	03/27/25	200,000	188,620

See accompanying notes to financial statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Ecuador (Continued)

7.88% (1)	01/23/28	$200,000	$179,720

7.95% (2)	06/20/24	350,000	338,191

9.50% (1)	03/27/30	300,000	289,980

10.75% (1)	01/31/29	200,000	203,500

Total Ecuador

(Cost: $1,201,203)			1,200,011

Egypt — 1.5%

Egypt Government International Bond

7.60% (1)	03/01/29	870,000	922,896

8.50% (2)	01/31/47	200,000	211,075

8.70% (1)	03/01/49	275,000	295,484

Total Egypt

(Cost: $1,365,253)			1,429,455

El Salvador — 0.7%

El Salvador Government International Bond

5.88% (2)	01/30/25	235,000	244,729

7.12% (1)	01/20/50	150,000	154,680

7.63% (2)	02/01/41	150,000	163,845

7.65% (2)	06/15/35	115,000	125,979

Total El Salvador

(Cost: $651,806)			689,233

Ghana — 0.9%

Ghana Government International Bond

7.63% (2)	05/16/29	200,000	203,188

8.13% (1)	03/26/32	400,000	406,000

8.95% (1)	03/26/51	300,000	305,062

Total Ghana

(Cost: $890,822)			914,250

Guatemala — 0.2% (Cost: $196,516)

Guatemala Government Bond

4.90% (1)	06/01/30	200,000	213,500

India — 1.1%

Adani Ports & Special Economic Zone, Ltd.

4.38% (1)	07/03/29	200,000	208,985

Greenko Mauritius, Ltd.

6.25% (1)	02/21/23	200,000	203,750

Greenko Solar Mauritius, Ltd.

5.95% (1)	07/29/26	200,000	202,000

Neerg Energy, Ltd.

6.00% (1)	02/13/22	200,000	198,250

ReNew Power, Ltd.

6.45% (1)	09/27/22	130,000	131,808

Vedanta Resources PLC

6.13% (2)	08/09/24	200,000	185,982

Total India

(Cost: $1,120,819)			1,130,775

Issues	Maturity Date	Principal Amount		Value

Indonesia — 2.3%

Freeport-McMoRan, Inc.

5.40%	11/14/34		$230,000	$225,688

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28		200,000	242,875

Minejesa Capital BV

4.63% (2)	08/10/30		200,000	207,504

5.63% (1)	08/10/37		400,000	435,200

Perusahaan Penerbit SBSN Indonesia III

4.15% (2)	03/29/27		500,000	535,937

4.45% (2)	02/20/29		200,000	221,000

Saka Energi Indonesia PT

4.45% (1)	05/05/24		400,000	404,120

Total Indonesia

(Cost: $2,107,460)				2,272,324

Ivory Coast — 0.7%

Ivory Coast Government International Bond

6.13% (1)	06/15/33		400,000	394,125

6.88% (1)	10/17/40	EUR	245,000	281,182

Total Ivory Coast

(Cost: $632,468)				675,307

Kazakhstan — 0.9%

KazMunayGas National Co. JSC

5.38% (1)	04/24/30		$600,000	693,844

5.75% (1)	04/19/47		200,000	234,050

Total Kazakhstan

(Cost: $838,194)				927,894

Kenya — 0.8%

Kenya Government International Bond

7.00% (1)	05/22/27		200,000	210,017

8.00% (1)	05/22/32		500,000	533,930

Total Kenya

(Cost: $725,999)				743,947

Lebanon — 0.5%

Lebanon Government International Bond

6.00% (2)	01/27/23		397,000	237,704

6.10% (2)	10/04/22		285,000	173,850

6.65% (2)	04/22/24		198,000	114,592

Total Lebanon

(Cost: $776,750)				526,146

Mexico — 3.1%

Banco Mercantil del Norte S.A.

6.88% (5 year U.S. Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	12/31/99		200,000	207,031

Industrias Penoles SAB de CV

5.65% (1)	09/12/49		200,000	206,703

See accompanying notes to financial statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2019

Issues	Maturity Date	Principal Amount	Value

Mexico (Continued)

Mexico Government International Bond

4.60%	01/23/46	$480,000	$514,725

Petroleos Mexicanos

5.35%	02/12/28	378,000	373,200

6.50%	01/23/29	850,000	888,542

7.69% (1)	01/23/50	628,000	684,771

Unifin Financiera SAB de CV SOFOM ENR

8.38% (1)	01/27/28	200,000	206,250

Total Mexico

(Cost: $2,983,000)			3,081,222

Mongolia — 0.2% (Cost: $196,899)

Development Bank of Mongolia LLC

7.25% (1)	10/23/23	200,000	210,344

Nigeria — 1.2%

IHS Netherlands Holdco BV

7.13% (1)	03/18/25	200,000	207,000

Nigeria Government International Bond

7.14% (1)	02/23/30	200,000	201,406

7.70% (1)	02/23/38	800,000	802,720

Total Nigeria

(Cost: $1,183,393)			1,211,126

Oman — 1.4%

Oman Government International Bond

5.63% (1)	01/17/28	220,000	218,235

6.00% (1)	08/01/29	625,000	626,437

6.75% (2)	01/17/48	530,000	498,809

Total Oman

(Cost: $1,307,839)			1,343,481

Panama — 0.7%

C&W Senior Financing DAC

6.88% (1)	09/15/27	200,000	210,760

Global Bank Corp.

5.25% (3 mo. USD LIBOR + 3.300%) (1)(3)	04/16/29	270,000	289,879

Sable International Finance, Ltd.

5.75% (1)	09/07/27	200,000	208,380

Total Panama

(Cost: $676,251)			709,019

Paraguay — 0.2% (Cost: $195,000)

Paraguay Government International Bond

5.60% (2)	03/13/48	200,000	232,160

Peru — 0.4%

Banco de Credito del Peru

2.70% (1)	01/11/25	115,000	114,827

Issues	Maturity Date	Principal Amount	Value

Peru (Continued)

Peru LNG SRL

5.38% (1)	03/22/30	$280,000	$288,120

Total Peru

(Cost: $411,181)			402,947

Qatar — 1.2%

Qatar Government International Bond

4.00% (1)	03/14/29	825,000	918,973

4.82% (1)	03/14/49	200,000	246,502

Total Qatar

(Cost: $1,027,751)			1,165,475

Russia — 1.4%

Russian Federation Government Bond

4.25% (2)	06/23/27	200,000	215,001

4.38% (1)	03/21/29	400,000	434,002

5.10% (1)	03/28/35	600,000	693,600

Total Russia

(Cost: $1,181,617)			1,342,603

Saudi Arabia — 1.5%

Saudi Arabian Oil Co.

3.50% (1)	04/16/29	200,000	206,960

4.25% (1)	04/16/39	200,000	214,954

Saudi Government International Bond

3.25% (2)	10/26/26	380,000	393,625

4.50% (2)	10/26/46	620,000	683,860

Total Saudi Arabia

(Cost: $1,465,299)			1,499,399

South Africa — 1.4%

Petra Diamonds US Treasury PLC

7.25% (2)	05/01/22	200,000	143,500

South Africa Government Bond

4.30%	10/12/28	700,000	676,375

5.75%	09/30/49	200,000	193,841

5.88%	06/22/30	325,000	346,044

Total South Africa

(Cost: $1,369,576)			1,359,760

Sri Lanka — 1.2%

Sri Lanka Government Bond

5.75% (1)	04/18/23	300,000	301,734

6.75% (2)	04/18/28	200,000	195,860

7.55% (1)	03/28/30	300,000	303,375

7.85% (1)	03/14/29	400,000	412,960

Total Sri Lanka

(Cost: $1,172,395)			1,213,929

Tanzania — 0.2% (Cost: $204,139)

HTA Group, Ltd.

9.13% (2)	03/08/22	200,000	208,620

See accompanying notes to financial statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value

Turkey — 1.2%

Turkey Government International Bond

4.88%	10/09/26	$320,000	$301,050

5.75%	03/22/24	200,000	202,156

6.00%	03/25/27	200,000	198,969

6.13%	10/24/28	325,000	320,840

Turkiye Vakiflar Bankasi TAO

6.88% (USD 5 Year Swap rate + 5.439%) (2)(3)	02/03/25	200,000	193,490

Total Turkey

(Cost: $1,200,975)			1,216,505

Ukraine — 1.7%

Ukraine Government International Bond

0.00% (2)(5)(6)	05/31/40	694,000	654,962

7.38% (2)	09/25/32	200,000	209,832

7.75% (2)	09/01/26	300,000	323,100

7.75% (2)	09/01/27	440,000	474,672

Total Ukraine

(Cost: $1,443,755)			1,662,566

United Arab Emirates — 1.0%

Abu Dhabi Government International Bond

2.50% (1)	09/30/29	200,000	199,250

3.13% (1)	09/30/49	400,000	386,000

DP World PLC

4.70% (1)	09/30/49	200,000	200,166

5.63% (1)	09/25/48	200,000	232,500

Total United Arab Emirates

(Cost: $1,000,292)			1,017,916

Uruguay — 0.9%

Uruguay Government International Bond

4.38%	01/23/31	255,000	285,029

4.98%	04/20/55	525,000	615,568

Total Uruguay

(Cost: $793,850)			900,597

Venezuela — 0.2%

Venezuela Government International Bond

9.25% (7)(8)	09/15/27	550,000	57,750

9.25% (2)(7)(8)	05/07/28	787,000	82,635

Total Venezuela

(Cost: $413,470)			140,385

Vietnam — 0.3% (Cost: $250,000)

Mong Duong Finance Holdings BV

5.13% (1)	05/07/29	250,000	254,150

Total Fixed Income Securities

(Cost: $40,200,048)			41,170,175

Issues	Shares	Value

PREFERRED STOCK — 0.7%

Brazil — 0.7%

Centrais Eletricas Brasileiras S.A., 3.48%	32,200	$328,786

Cia Paranaense de Energia, 2.83%	24,000	332,822

Total Brazil

(Cost: $590,390)		661,608

Total Preferred Stock

(Cost: $590,390)		661,608

COMMON STOCK — 54.1%

Australia — 0.3% (Cost: $325,868)

BHP Group, Ltd.	6,300	308,133

Brazil — 3.3%

B3 S.A. — Brasil Bolsa Balcao	67,500	813,484

CCR S.A.	108,700	445,155

Cyrela Brazil Realty SA Empreendimentos e Participacoes	56,500	379,022

Direcional Engenharia S.A.	37,800	112,522

IRB Brasil Resseguros S.A.	71,400	672,132

JBS SA	73,100	515,145

YDUQS Part (9)	36,300	354,916

Total Brazil

(Cost: $2,638,173)		3,292,376

China — 19.0%

Alibaba Group Holding, Ltd. (SP ADR) (9)	18,262	3,226,348

Bank of Communications Co., Ltd. — Class H	750,000	512,096

CGN Power Co., Ltd. — Class H	1,046,000	271,608

China Galaxy Securities Co., Ltd. — Class H	698,000	355,821

China International Travel Service Corp., Ltd.	22,700	291,252

China Merchants Port Holdings Co., Ltd.	162,000	253,235

China National Building Material Co., Ltd. — Class H	298,000	251,105

China National Chemical Engineering Co., Ltd.	305,000	259,014

Country Garden Services Holdings Co., Ltd.	159,000	538,631

Foshan Haitian Flavouring & Food Co., Ltd.	31,500	499,869

Galaxy Entertainment Group, Ltd.	163,000	1,122,108

Greentown Service Group Co., Ltd.	330,000	374,324

Guangzhou Automobile Group Co., Ltd. — Class H	282,000	281,581

Luye Pharma Group, Ltd.	342,500	253,102

Melco Crown Entertainment, Ltd.	13,900	299,406

Ping An Insurance Group Co. of China, Ltd. — Class H	162,150	1,871,082

Q Technology Group Co., Ltd. (9)	413,000	547,418

Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	12,300	310,749

See accompanying notes to financial statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2019

Issues	Shares	Value

China (Continued)

Sichuan Swellfun Co., Ltd.	108,700	$819,863

Sinotruk Hong Kong, Ltd.	173,500	262,112

Tencent Holdings, Ltd.	72,112	2,924,420

Tus Environmental Science And Technology Development Co., Ltd.	184,000	226,326

Weibo Corp. (SP ADR) (9)	5,400	265,626

Weichai Power Co., Ltd. — Class H	190,000	298,997

WH Group, Ltd.	751,000	792,535

WuXi AppTec Co., Ltd. — Class H (9)	40,460	487,706

Wuxi Biologics, Inc. (9)	60,500	710,804

Zhongsheng Group Holdings, Ltd.	154,500	512,087

Total China

(Cost: $15,887,071)		18,819,225

Egypt — 1.1% (Cost: $920,004)

Commercial International Bank Egypt SAE	220,127	1,104,727

Greece — 2.5%

Alpha Bank AE (9)	504,445	1,076,717

Motor Oil Hellas Corinth Refineries S.A.	17,263	427,086

OPAP S.A.	13,142	142,969

Piraeus Bank S.A. (9)	238,063	830,585

Total Greece

(Cost: $1,779,571)		2,477,357

Hungary — 0.3% (Cost: $297,975)

Richter Gedeon Nyrt	16,913	313,918

India — 3.0%

HDFC Bank, Ltd. (ADR)	5,200	317,668

ICICI Bank, Ltd. (SP ADR)	20,000	260,600

Larsen & Toubro, Ltd.	21,000	435,990

Maruti Suzuki India, Ltd.	9,535	1,015,949

Reliance Industries, Ltd.	26,761	551,861

Titan Co., Ltd.	23,301	437,354

Total India

(Cost: $2,840,373)		3,019,422

Indonesia — 0.6% (Cost: $504,328)

Semen Indonesia Persero Tbk PT	630,400	568,549

Kenya — 1.3% (Cost: $1,068,654)

Safari.com, Ltd.	4,605,700	1,326,424

Philippines — 0.3% (Cost: $314,229)

International Container Terminal Services, Inc.	110,010	257,178

Russia — 3.8%

Gazprom Neft PJSC	39,360	254,500

Inter RAO UES PJSC	3,188,000	215,788

Lukoil PJSC (SP ADR)	7,040	648,102

MMC Norilsk Nickel PJSC (ADR)	5,400	149,769

Issues	Shares	Value

Russia (Continued)

Novatek PJSC (SP GDR)	1,863	$398,682

Novolipetsk Steel PJSC	18,003	352,139

Polyus PJSC	4,340	255,409

Sberbank of Russia PJSC	185,260	678,347

Yandex N.V. (9)	24,400	814,716

Total Russia

(Cost: $3,466,452)		3,767,452

Saudi Arabia — 0.3% (Cost: $291,930)

Bupa Arabia for Cooperative Insurance Co.	10,515	301,241

South Africa — 1.9%

Capitec Bank Holdings, Ltd.	2,373	216,378

Clicks Group, Ltd.	26,037	424,575

Gold Fields, Ltd.	46,200	287,815

Standard Bank Group, Ltd.	62,761	722,760

Telkom S.A. SOC, Ltd.	49,948	229,047

Total South Africa

(Cost: $1,726,061)		1,880,575

South Korea — 3.6%

Doosan Bobcat, Inc. (9)	11,815	318,563

Hyundai Motor Co.	5,073	531,368

LG Household & Health Care, Ltd.	221	239,143

Meritz Securities Co., Ltd.	59,791	231,150

Samsung Electronics Co., Ltd.	40,222	1,738,389

Shinsegae Inc.	1,136	230,224

SK Holdings Co., Ltd.	1,271	281,977

Total South Korea

(Cost: $3,224,015)		3,570,814

Taiwan — 10.9%

Accton Technology Corp.	179,000	1,064,813

ASPEED Technology, Inc.	11,000	287,454

Chailease Holding Co., Ltd.	60,000	270,361

Chroma ATE, Inc.	48,000	238,661

E.Sun Financial Holding Co., Ltd.	320,000	289,139

Eva Airways Corp.	555,000	260,055

Global Unichip Corp.	44,000	385,774

Highwealth Construction Corp.	157,000	240,977

Largan Precision Co., Ltd.	4,000	586,937

Pou Chen Corp.	193,000	258,028

Standard Foods Corp.	143,000	288,749

Taiwan Semiconductor Manufacturing Co., Ltd.	361,000	3,537,727

Taiwan Union Technology Corp.	314,000	1,376,121

United Microelectronics Corp.	556,000	256,049

Walsin Technology Corp.	45,000	269,409

Win Semiconductors Corp.	28,000	291,447

Wistron Corp.	336,000	308,045

See accompanying notes to financial statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Shares	Value

Taiwan (Continued)

Yageo Corp.	25,000	$256,535

Zhen Ding Technology Holding, Ltd.	64,000	302,617

Total Taiwan

(Cost: $8,744,149)		10,768,898

United Arab Emirates — 0.4% (Cost: $212,411)

NMC Health PLC	14,186	401,706

United States — 1.5%

Applied Materials, Inc.	18,500	1,003,810

MSCI, Inc.	1,200	281,472

Western Digital Corp.	4,900	253,085

Total United States

(Cost: $1,237,625)		1,538,367

Total Common Stock

(Cost: $45,478,889)		53,716,362

Issues	Shares	Value

MONEY MARKET INVESTMENTS — 1.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 1.75% (10)	1,638,129	$1,638,129

Total Money Market Investments

(Cost: $1,638,129)		1,638,129

Total Investments (98.0%)

(Cost: $87,907,456)		97,186,274

Excess of Other Assets over Liabilities (2.0%)		2,027,574

Total Net Assets (100.0%)		$99,213,848

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (11)
Citibank N.A.	BRL	508,950	11/06/19	$130,000	$126,766	$(3,234)
Citibank N.A.	SAR	565,755	04/06/20	150,187	150,855	668

				$280,187	$277,621	$(2,566)

SELL (12)
Citibank N.A.	BRL	508,950	11/06/19	$124,074	$126,767	$(2,693)
Citibank N.A.	SAR	565,755	04/06/20	150,000	150,855	(855)

				$274,074	$277,622	$(3,548)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Value	Net Unrealized Appreciation/ Depreciation
Long Futures
7	U.S. Ultra Long Bond Futures	12/19/19	$1,386,922	$1,328,250	$(58,672)

See accompanying notes to financial statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2019

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
EUR -	Euro Currency.
SAR -	Saudi Riyal.
ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
PJSC	Private Joint-Stock Company.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2019, the value of these securities amounted to $21,827,856 or 22.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2019, the value of these securities amounted to $10,803,752 or 10.9% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2019.
(4)	Perpetual Maturity.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Security is not accruing interest.
(7)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	Non-income producing security.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2019.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Airlines	0.5%
Apparel	0.3
Auto Manufacturers	2.1
Auto Parts & Equipment	0.3
Banks	6.8
Beverages	0.8
Building Materials	0.8
Commercial Services	2.2
Computers	0.6
Cosmetics/Personal Care	0.2
Diversified Financial Services	2.4
Electric	2.5
Electronics	3.0
Energy-Alternate Sources	0.7
Engineering & Construction	0.9
Entertainment	0.2
Environmental Control	0.2
Food	2.3
Foreign Government Bonds	26.6
Healthcare-Products	0.3
Healthcare-Services	1.6
Insurance	2.9
Internet	7.3
Iron & Steel	0.7
Leisure Time	0.3
Lodging	1.4
Machinery-Constr&Mining	0.3
Metal Fabricate & Hardware	0.2
Mining	2.0
Miscellaneous Manufacturers	0.6
Oil & Gas	8.3
Pharmaceuticals	0.6
Pipelines	0.5
Real Estate	2.7
Retail	1.6
Semiconductors	7.6
Software	0.3
Telecommunications	3.3
Transportation	0.4
Money Market Investments	1.7

Total	98.0%

See accompanying notes to financial statements.

40

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2019

Country	Percentage of Net Assets
Angola	0.7%
Argentina	0.7
Australia	0.3
Azerbaijan	0.2
Bahrain	1.4
Brazil	7.4
Chile	0.4
China	20.0
Colombia	1.2
Costa Rica	0.8
Dominican Republic	1.4
Ecuador	1.2
Egypt	2.6
El Salvador	0.7
Ghana	0.9
Greece	2.5
Guatemala	0.2
Hungary	0.3
India	4.2
Indonesia	2.9
Ivory Coast	0.7
Kazakhstan	0.9
Kenya	2.1
Lebanon	0.5
Mexico	3.1
Mongolia	0.2
Nigeria	1.2
Oman	1.4
Panama	0.7
Paraguay	0.2
Peru	0.4
Philippines	0.3
Qatar	1.2
Russia	5.2
Saudi Arabia	1.8
South Africa	3.3
South Korea	3.6
Sri Lanka	1.2
Taiwan	10.9
Tanzania	0.2
Turkey	1.2
Ukraine	1.7
United Arab Emirates	1.4
United States	3.2
Uruguay	0.9
Venezuela	0.2
Vietnam	0.3

Total	98.0%

See accompanying notes to financial statements.

41

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$216,094	$—	$216,094
Banks	—	1,192,983	—	1,192,983
Commercial Services	—	828,696	—	828,696
Diversified Financial Services	—	206,250	—	206,250
Electric	—	1,320,796	—	1,320,796
Energy-Alternate Sources	—	735,808	—	735,808
Engineering & Construction	—	207,000	—	207,000
Food	—	212,725	—	212,725
Foreign Government Bonds	—	26,293,476	140,385	26,433,861
Iron & Steel	—	381,048	—	381,048
Metal Fabricate & Hardware	—	208,620	—	208,620
Mining	—	1,004,748	—	1,004,748
Oil & Gas	—	5,661,671	—	5,661,671
Pipelines	—	521,780	—	521,780
Real Estate	—	982,994	—	982,994
Telecommunications	—	637,320	—	637,320
Transportation	—	417,781	—	417,781

Total Fixed Income Securities	—	41,029,790	140,385	41,170,175

Preferred Stock
Electric	661,608	—	—	661,608

Common Stock
Airlines	—	260,055	—	260,055
Apparel	—	258,028	—	258,028
Auto Manufacturers	—	2,091,009	—	2,091,009
Auto Parts & Equipment	—	298,997	—	298,997
Banks	1,682,995	3,820,505	—	5,503,500
Beverages	—	819,863	—	819,863
Building Materials	—	819,654	—	819,654
Commercial Services	800,070	510,414	—	1,310,484
Computers	253,085	308,045	—	561,130
Cosmetics/Personal Care	—	239,143	—	239,143
Diversified Financial Services	813,484	1,362,851	—	2,176,335
Electric	—	487,396	—	487,396
Electronics	—	2,990,761	—	2,990,761
Engineering & Construction	—	695,004	—	695,004
Entertainment	—	142,969	—	142,969
Environmental Control	—	226,326	—	226,326
Food	515,145	1,581,154	—	2,096,299
Healthcare-Products	—	310,749	—	310,749
Healthcare-Services	—	1,600,217	—	1,600,217
Insurance	672,132	2,172,322	—	2,844,454
Internet	4,306,689	2,924,420	—	7,231,109
Iron & Steel	352,139	—	—	352,139

See accompanying notes to financial statements.

42

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Leisure Time	$—	$291,252	$—	$291,252
Lodging	299,406	1,122,108	—	1,421,514
Machinery-Constr&Mining	—	318,563	—	318,563
Mining	713,311	287,815	—	1,001,126
Miscellaneous Manufacturers	—	586,937	—	586,937
Oil & Gas	1,046,784	1,515,424	—	2,562,208
Pharmaceuticals	313,918	253,102	—	567,020
Real Estate	491,544	1,153,932	—	1,645,476
Retail	—	1,604,239	—	1,604,239
Semiconductors	1,003,810	6,496,840	—	7,500,650
Software	281,472	—	—	281,472
Telecommunications	1,326,424	1,293,860	—	2,620,284

Total Common Stock	14,872,408	38,843,954	—	53,716,362

Money Market Investments	1,638,129	—	—	1,638,129

Total Investments	$17,172,145	$79,873,744	$140,385	$97,186,274

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	668	—	668

Total	$17,172,145	$79,874,412	$140,385	$97,186,942

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(6,782)	$—	$(6,782)
Futures Contracts
Interest Rate Risk	(58,672)	—	—	(58,672)

Total	$(58,672)	$(6,782)	$—	$(65,454)

See accompanying notes to financial statements.

43

TCW International Small Cap Fund

Schedule of Investments

Issues	Shares	Value

COMMON STOCK — 95.3% of Net Assets

Argentina — 0.5% (Cost: $51,674)

Globant S.A. (1)	500	$46,630

Australia — 6.3%

Charter Hall Group	6,167	48,025

Charter Hall Long Wale REIT	12,547	49,669

IDP Education, Ltd.	4,200	51,450

Megaport, Ltd. (1)	10,263	65,586

Nine Entertainment Co. Holdings, Ltd.	40,000	50,724

Pendal Group, Ltd.	10,490	51,765

Pro Medicus, Ltd.	13,291	243,761

WiseTech Global, Ltd.	4,135	74,216

Total Australia

(Cost: $594,747)		635,196

Austria — 1.2%

ams AG (1)	2,183	98,063

Vienna Insurance Group AG Wiener Versicherung Gruppe	932	25,267

Total Austria

(Cost: $127,531)		123,330

Belgium — 1.5% (Cost: $115,482)

Warehouses De Pauw CVA	796	147,595

Brazil — 2.3%

Cia de Saneamento do Parana	1,400	31,805

Cyrela Brazil Realty SA Empreendimentos e Participacoes	8,300	55,679

Direcional Engenharia S.A.	17,500	52,094

IRB Brasil Resseguros S.A.	9,300	87,547

Total Brazil

(Cost: $213,785)		227,125

Canada — 1.0%

Descartes Systems Group, Inc. (The) (1)	1,300	50,690

Parkland Fuel Corp.	1,500	49,930

Total Canada

(Cost: $95,156)		100,620

China — 5.0%

Greentown Service Group Co., Ltd.	46,000	52,179

Lonking Holdings, Ltd.	171,000	47,388

Melco International Development, Ltd.	41,000	108,640

Q Technology Group Co., Ltd. (1)	138,000	182,914

Sichuan Swellfun Co., Ltd.	15,400	116,153

Total China

(Cost: $451,967)		507,274

Denmark — 0.3% (Cost: $26,021)

Genmab A/S (1)	146	31,915

Egypt — 0.8% (Cost: $69,246)

Commercial International Bank Egypt SAE	16,165	81,125

Issues	Shares	Value

France — 0.3% (Cost: $30,320)

SOITEC (1)	300	$33,101

Germany — 7.3%

Evotec SE (1)	1,712	39,227

Indus Holding AG	1,200	45,748

KION Group AG	1,264	84,130

MorphoSys AG (1)	525	57,325

Nemetschek SE	2,789	142,346

New Work SE	253	79,738

TLG Immobilien AG	6,452	188,952

Varta AG (1)	885	100,072

Total Germany

(Cost: $685,186)		737,538

Greece — 4.6%

Alpha Bank AE (1)	99,750	212,912

Motor Oil Hellas Corinth Refineries S.A.	936	23,157

OPAP S.A.	2,284	24,847

Piraeus Bank S.A. (1)	58,111	202,745

Total Greece

(Cost: $363,526)		463,661

Iceland — 0.9% (Cost: $69,751)

Ossur HF	13,244	95,934

India — 2.0%

Manappuram Finance, Ltd.	34,038	81,466

Muthoot Finance, Ltd.	7,165	71,090

TV18 Broadcast, Ltd. (1)	151,345	52,215

Total India

(Cost: $141,373)		204,771

Indonesia — 1.5%

Ace Hardware Indonesia Tbk PT	618,800	74,475

Semen Indonesia Persero Tbk PT	79,976	72,129

Total Indonesia

(Cost: $124,475)		146,604

Italy — 5.9%

Banca Farmafactoring SpA	4,209	25,514

BPER Banca	6,292	28,158

FinecoBank Banca Fineco SpA	12,892	145,382

Hera SpA	38,218	163,766

Iren SpA	18,000	55,867

Moncler SpA	4,500	173,704

Total Italy

(Cost: $549,980)		592,391

Japan — 21.9%

77 Bank, Ltd. (The)	3,300	51,933

Anritsu Corp.	6,400	121,920

Aozora Bank, Ltd.	2,000	51,262

See accompanying notes to financial statements.

44

TCW International Small Cap Fund

October 31, 2019

Issues	Shares	Value

Japan (Continued)

Azbil Corp.	1,900	$52,815

Broadleaf Co., Ltd.	4,400	24,694

DMG Mori Co., Ltd.	3,400	54,988

Elecom Co., Ltd.	800	31,032

Fancl Corp.	1,800	50,812

FCC Co., Ltd.	1,300	26,869

Fuji Corp/Aichi	4,000	66,350

GLP J-REIT	37	48,190

GMO Payment Gateway, Inc.	700	51,534

Haseko Corp.	4,900	63,164

Hazama Ando Corp.	6,500	50,309

Ibiden Co., Ltd.	3,800	87,651

Itochu Techno-Solutions Corp.	1,800	48,424

Jafco Co., Ltd.	2,500	93,805

Kansai Mirai Financial Group, Inc.	7,800	50,693

Kenedix Office Investment Corp.	7	54,780

Lasertec Corp.	700	50,267

Mani, Inc.	6,300	166,146

Musashi Seimitsu Industry Co., Ltd.	1,900	26,366

Nabtesco Corp.	1,700	54,062

Nachi-Fujikoshi Corp.	600	28,682

NET One Systems Co., Ltd.	2,600	70,023

Nippon Chemi-Con Corp.	1,500	24,768

Nippon Sheet Glass Co., Ltd. (1)	4,900	30,667

Nippon Thompson Co., Ltd.	5,600	24,981

NSD Co., Ltd.	1,700	52,346

Optorun Co., Ltd.	800	24,103

Orix JREIT, Inc.	43	97,125

Outsourcing, Inc.	5,000	53,763

Penta-Ocean Construction Co., Ltd.	8,800	53,926

SCREEN Holdings Co., Ltd.	800	55,480

SCSK Corp.	1,300	66,105

Ship Healthcare Holdings, Inc.	1,000	42,576

Tadano, Ltd.	5,500	49,800

Toda Corp.	8,100	50,543

TPR Co., Ltd.	1,500	26,825

Tsubakimoto Chain Co.	800	27,304

Ulvac, Inc.	1,100	48,073

Total Japan

(Cost: $1,994,059)		2,205,156

Luxembourg — 0.2% (Cost: $25,044)

Befesa SA	670	24,866

Netherlands — 3.9%

Argenx SE (1)	197	23,996

ASR Nederland NV	3,875	142,097

BE Semiconductor Industries NV	4,745	175,966

IMCD Group NV	673	52,567

Total Netherlands

(Cost: $324,009)		394,626

Issues	Shares	Value

Norway — 2.1%

Storebrand ASA	8,340	$59,056

Tomra Systems ASA	5,658	152,750

Total Norway

(Cost: $218,366)		211,806

Philippines — 1.4%

International Container Terminal Services, Inc.	20,700	48,392

Wilcon Depot, Inc.	286,700	93,207

Total Philippines

(Cost: $134,296)		141,599

Spain — 0.8%

Gestamp Automocion SA	5,500	23,575

Talgo S.A. (1)	8,469	52,952

Total Spain

(Cost: $76,535)		76,527

Sweden — 1.4%

Evolution Gaming Group AB	3,723	89,244

Nobia AB	8,100	51,833

Total Sweden

(Cost: $126,228)		141,077

Switzerland — 0.7%

Emmi AG	52	44,003

Helvetia Holding AG	190	26,682

Total Switzerland

(Cost: $71,213)		70,685

Taiwan — 5.6%

Accton Technology Corp.	32,000	190,358

ASPEED Technology, Inc.	2,000	52,264

Elite Material Co., Ltd.	6,000	24,922

Realtek Semiconductor Corp.	6,000	44,508

Taiwan Union Technology Corp.	36,000	157,772

Win Semiconductors Corp.	5,000	52,044

Yageo Corp.	4,000	41,046

Total Taiwan

(Cost: $434,542)		562,914

Thailand — 0.6% (Cost: $54,054)

Carabao Group PCL	22,200	61,971

United Kingdom — 12.4%

Arrow Global Group PLC	17,065	52,511

Babcock International Group PLC	7,380	52,949

Bellway PLC	1,185	48,451

Britvic PLC	10,983	140,214

Close Brothers Group PLC	2,814	50,406

Costain Group PLC	11,085	23,954

Dechra Pharmaceuticals PLC	1,490	50,773

See accompanying notes to financial statements.

45

TCW International Small Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value

United Kingdom (Continued)

Dialog Semiconductor PLC (1)	1,225	$55,118

Galliford Try PLC	12,019	113,957

Genus PLC	1,565	58,738

Hammerson PLC	6,070	22,779

Hays PLC	25,200	51,230

Intu Properties PLC (1)	39,300	22,884

N Brown Group PLC	33,635	54,492

OneSavings Bank PLC	4,890	22,787

Quilter PLC	62,200	110,247

Redrow PLC	6,235	48,556

Rightmove PLC	6,880	53,348

Serco Group PLC (1)	31,250	63,083

Softcat PLC	8,130	98,980

SThree PLC	7,015	25,916

Virgin Money UK PLC	14,550	25,863

Total United Kingdom

(Cost: $1,180,190)		1,247,236

United States — 2.9%

Americold Realty Trust	2,200	88,198

Bruker Corp.	1,300	57,850

FibroGen, Inc. (1)	2,300	90,045

Silicon Laboratories, Inc. (1)	500	53,120

Total United States

(Cost: $280,546)		289,213

Total Common Stock

(Cost: $8,629,302)		9,602,486

Issues	Shares	Value

PREFERRED STOCK — 0.7%

Brazil — 0.7%

Banco do Estado do Rio Grande do Sul S.A., Class B, 10.62%	7,900	$44,003

Cia Paranaense de Energia, 2.63%	1,900	26,348

Total Brazil

(Cost: $70,211)		70,351

Total Preferred Stock

(Cost: $70,211)		70,351

MONEY MARKET INVESTMENTS — 4.4%

State Street Institutional U.S. Government Money Market Fund — Premier Class 1.75% (2)	448,304	448,304

Total Money Market Investments

(Cost: $448,304)		448,304

Total Investments (100.4%)

(Cost: $9,147,817)		10,121,141

Liabilities in Excess of Other Assets (-0.4%)		(45,119)

Total Net Assets (100.0%)		$10,076,022

Notes to Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2019.

See accompanying notes to financial statements.

46

TCW International Small Cap Fund

Investments by Sector	October 31, 2019

Sector	Percentage of Net Assets
Auto Components	1.2%
Automobiles	0.4
Banks	8.4
Beverages	3.1
Biotechnology	2.0
Building Products	0.3
Capital Markets	3.0
Commercial Services & Supplies	3.3
Communications Equipment	1.9
Construction & Engineering	2.8
Construction Materials	0.7
Consumer Finance	1.5
Diversified Consumer Services	0.5
Diversified Financial Services	0.8
Electric Utilities	0.3
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	5.1
Equity Real Estate	3.1
Food Products	0.4
Health Care Equipment & Supplies	2.6
Health Care Providers & Services	0.4
Health Care Technology	2.4
Hotels, Restaurants & Leisure	2.3
Household Durables	5.0
IT Services	4.6
Industrial Conglomerates	0.4
Insurance	3.4
Interactive Media & Services	1.3
Internet & Direct Marketing Retail	0.6
Life Sciences Tools & Services	1.6
Machinery	4.9
Media	1.0
Multi-Utilities	2.2
Oil, Gas & Consumable Fuels	0.7
Personal Products	0.5
Pharmaceuticals	0.5
Professional Services	1.3
REIT	1.7
Real Estate	1.0
Real Estate Management & Development	1.9
Semiconductors & Semiconductor Equipment	7.4
Software	3.3
Specialty Retail	1.7
Technology Hardware, Storage & Peripherals	0.3
Textiles, Apparel & Luxury Goods	1.7
Thrifts & Mortgage Finance	0.2
Trading Companies & Distributors	0.5
Transportation Infrastructure	0.5
Water Utilities	0.3
Money Market Investments	4.4

Total	100.4%

See accompanying notes to financial statements.

47

TCW International Small Cap Fund

Fair Valuation Summary	October 31, 2019

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Auto Components	$—	$103,634	$—	$103,634
Banks	81,125	768,948	—	850,073
Beverages	—	318,338	—	318,338
Biotechnology	90,045	114,649	—	204,694
Building Products	—	30,667	—	30,667
Capital Markets	—	306,223	—	306,223
Commercial Services & Supplies	63,082	282,745	—	345,827
Communications Equipment	—	190,358	—	190,358
Construction & Engineering	23,954	268,735	—	292,689
Construction Materials	—	72,129	—	72,129
Consumer Finance	—	152,556	—	152,556
Diversified Consumer Services	—	51,450	—	51,450
Diversified Financial Services	52,511	25,515	—	78,026
Electrical Equipment	—	100,072	—	100,072
Electronic Equipment, Instruments & Components	—	510,894	—	510,894
Equity Real Estate	258,678	49,669	—	308,347
Food Products	44,003	—	—	44,003
Health Care Equipment & Supplies	95,934	166,146	—	262,080
Health Care Providers & Services	—	42,576	—	42,576
Health Care Technology	—	243,761	—	243,761
Hotels, Restaurants & Leisure	—	222,731	—	222,731
Household Durables	107,773	394,919	—	502,692
IT Services	—	452,999	—	452,999
Industrial Conglomerates	—	45,747	—	45,747
Insurance	112,814	227,834	—	340,648
Interactive Media & Services	79,738	53,348	—	133,086
Internet & Direct Marketing Retail	54,492	—	—	54,492
Life Sciences Tools & Services	57,850	96,551	—	154,401
Machinery	—	490,636	—	490,636
Media	—	102,940	—	102,940
Multi-Utilities	55,867	163,766	—	219,633
Oil, Gas & Consumable Fuels	49,930	23,156	—	73,086
Personal Products	—	50,812	—	50,812
Pharmaceuticals	—	50,773	—	50,773
Professional Services	25,916	104,993	—	130,909
REIT	102,970	70,804	—	173,774
Real Estate Management & Development	188,952	—	—	188,952
Real Estate	—	97,125	—	97,125
Semiconductors & Semiconductor Equipment	53,120	688,987	—	742,107
Software	97,321	241,256	—	338,577
Specialty Retail	—	167,681	—	167,681
Technology Hardware, Storage & Peripherals	—	31,032	—	31,032
Textiles, Apparel & Luxury Goods	—	173,704	—	173,704
Thrifts & Mortgage Finance	—	22,787	—	22,787

See accompanying notes to financial statements.

48

TCW International Small Cap Fund

October 31, 2019

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Trading Companies & Distributors	$—	$52,567	$—	$52,567
Transportation Infrastructure	—	48,392	—	48,392
Water Utilities	31,806	—	—	31,806

Total Common Stock	1,727,881	7,874,605	—	9,602,486

Preferred Stock
Automobiles	44,003	—	—	44,003
Electric Utilities	26,348	—	—	26,348

Total Preferred Stock	70,351	—	—	70,351

Money Market Investments	448,304	—	—	448,304

Total Investments	$2,246,536	$7,874,605	$—	$10,121,141

See accompanying notes to financial statements.

49

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2019

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except Per Share Amounts)
ASSETS
Investments, at Value (1)	$5,624		$6,046,394	$247,000	$97,186	$10,121
Foreign Currency, at Value (2)	3		5,877	1	144	—
Cash Collateral Held for Brokers	—		5,495	131	49	—
Receivable for Securities Sold	68		94,626	—	3,060	321
Receivable for Fund Shares Sold	—		12,765	1,296	26	—
Interest and Dividends Receivable	2		71,957	3,839	581	18
Foreign Tax Reclaims Receivable	—	(3)	—	—	3	6
Receivable from Investment Advisor	27		35	25	18	28
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		82	933	1	—
Receivable for Daily Variation Margin on Open Financial Futures Contracts	—		3,200	37	23	—
Prepaid Expenses	21		27	44	21	13

Total Assets	5,745		6,240,458	253,306	101,112	10,507

LIABILITIES
Distributions Payable	—		26,113	—	—	—
Payable for Securities Purchased	31		213,782	2,726	1,618	302
Payable for Fund Shares Redeemed	—		5,788	280	67	—
Accrued Capital Gain Withholding Taxes	—		—	118	—	—
Disbursements in Excess of Available Cash	2		—	—	—	53
Accrued Directors’ Fees and Expenses	10		10	10	10	10
Accrued Management Fees	4		3,783	200	75	6
Accrued Distribution Fees	—	(3)	68	6	3	1
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—		835	818	7	—
Other Accrued Expenses	52		1,035	169	118	59

Total Liabilities	99		251,414	4,327	1,898	431

NET ASSETS	$5,646		$5,989,044	$248,979	$99,214	$10,076

See accompanying notes to financial statements.

50

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2019

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except Per Share Amounts)
NET ASSETS CONSIST OF:
Paid-in Capital	$5,558	$6,544,131	$270,938	$97,103	$11,353
Accumulated Earnings (Loss)	88	(555,087)	(21,959)	2,111	(1,277)

NET ASSETS	$5,646	$5,989,044	$248,979	$99,214	$10,076

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$4,071	$5,668,552	$220,968	$87,430	$7,004

N Class Share	$1,575	$320,492	$28,011	$11,784	$3,072

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	401,265	680,846,675	24,089,977	7,732,286	706,193

N Class Share	155,338	29,885,510	3,059,652	1,048,464	309,945

NET ASSET VALUE PER SHARE: (5)
I Class Share	$10.14	$8.33	$9.17	$11.31	$9.92

N Class Share	$10.14	$10.72	$9.15	$11.24	$9.91

(1)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund at October 31, 2019 was $4,785, $5,900,966, $237,424, $87,907 and $9,148, respectively.

(2)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2019 was $3, $5,857, $1 and $144, respectively.

(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

51

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2019

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$123 (1)	$—	$—		$1,282	(1)	$210 (1)
Interest	—	351,962	19,535	(2)	3,376	(2)	—

Total	123	351,962	19,535		4,658		210

Expenses:
Management Fees	43	40,853	1,944		990		75
Accounting Services Fees	5	340	23		13		6
Administration Fees	19	542	47		32		19
Transfer Agent Fees:
I Class	7	2,773	141		43		9
N Class	6	301	44		52		7
Custodian Fees	62	194	315		158		61
Professional Fees	30	158	44		53		40
Directors’ Fees and Expenses	39	39	39		39		39
Registration Fees:
I Class	19	128	32		21		19
N Class	19	35	26		24		18
Distribution Fees:
N Class	4	825	94		100		8
Shareholder Reporting Expense	2	14	6		5		2
Other	27	615	44		36		17

Total	282	46,817	2,799		1,566		320

Less Expenses Borne by Investment Advisor:
I Class	141	—	324		199		134
N Class	73	293	182		178		74

Net Expenses	68	46,524	2,293		1,189		112

Net Investment Income	55	305,438	17,242		3,469		98

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(233)	96,588 (3)	(8,935	) (3)	(1,810	) (3)	(694)
Foreign Currency	(11)	(218)	(330)		(121)		(12)
Foreign Currency Forward Contracts	—	(10,942)	(3,198)		(109)		—
Futures Contracts	—	7,341	—		60		—
Options Written	—	—	97		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	630	264,730	29,297	(4)	9,203		946
Foreign Currency	—	30	139		(4)		1
Foreign Currency Forward Contracts	—	5,710	2,410		75		—
Futures Contracts	—	(7,792)	(47)		(59)		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	386	355,447	19,433		7,235		241

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$441	$660,885	$36,675		$10,704		$339

(1)

Net of foreign taxes withheld of $15, $161 and $24 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund, respectively.

(2)	Net of foreign taxes withheld of $603 and $1 for the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(3)

Net of capital gain withholding taxes of $36, $75 and $0 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

(4)	Net of capital gain withholding taxes of $118 for the TCW Emerging Markets Local Currency Income Fund.

See accompanying notes to financial statements.

52

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$55	$32	$305,438	$207,167
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(244)	206	92,769	(201,928)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	630	(1,201)	262,678	(207,956)

Increase (Decrease) in Net Assets Resulting from Operations	441	(963)	660,885	(202,717)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(22)	(32)	(294,091)	(172,717)

NET CAPITAL SHARE TRANSACTIONS
I Class	18	28	958,795	1,660,755
N Class	(9)	30	(44,661)	(127,753)

Increase in Net Assets Resulting from Net Capital Shares Transactions	9	58	914,134	1,533,002

Increase (Decrease) in Net Assets	428	(937)	1,280,928	1,157,568
NET ASSETS
Beginning of Year	5,218	6,155	4,708,116	3,550,548

End of Year	$5,646	$5,218	$5,989,044	$4,708,116

See accompanying notes to financial statements.

53

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$17,242	$17,882	$3,469	$2,339
Net Realized Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(12,366)	(20,967)	(1,980)	(4,647)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	31,799	(23,416)	9,215	(10,379)

Increase (Decrease) in Net Assets Resulting from Operations	36,675	(26,501)	10,704	(12,687)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(4,591)	(6,699)	(1,629)	(2,016)
Return of Capital	—	(9,233)	—	—

Total Distributions to Shareholders	(4,591)	(15,932)	(1,629)	(2,016)

NET CAPITAL SHARE TRANSACTIONS
I Class	(70,994)	161,521	40,611	6,781
N Class	(24,529)	20,455	(68,487)	43,832

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(95,523)	181,976	(27,876)	50,613

Increase (Decrease) in Net Assets	(63,439)	139,543	(18,801)	35,910
NET ASSETS
Beginning of Year	312,418	172,875	118,015	82,105

End of Year	$248,979	$312,418	$99,214	$118,015

See accompanying notes to financial statements.

54

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Small Cap Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$98	$28
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(706)	350
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	947	(1,340)

Increase (Decrease) in Net Assets Resulting from Operations	339	(962)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to Shareholders	(41)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	195	916
N Class	(212)	(98)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(17)	818

Increase (Decrease) in Net Assets	281	(144)
NET ASSETS
Beginning of Year	9,795	9,939

End of Year	$10,076	$9,795

See accompanying notes to financial statements.

55

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 19 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has its own investment objectives and strategies. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objectives and Principal Investment Strategies
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets in debt securities issued or guaranteed by companies and government entities in emerging market countries denominated in the local currencies of the issuer and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Funds

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of small capitalization companies that are domiciled outside the United States or whose primary business operations are outside the United States.

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries.
Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

56

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:     The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:     Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities traded over-the-counter (“OTC”) for which market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions in pricing the asset or liability developed based on the best information available in the circumstances.

57

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

58

TCW Funds, Inc.

October 31, 2019

Note 2 — Significant Accounting Policies (Continued)

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2019 is listed after the Schedule of Investments for each Fund.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Emerging Markets Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund
Balance as of October 31, 2018	$—	$—
Accrued Discounts (Premiums)	—	—
Realized Gain (Loss)	(2,139,197)	—
Change in Unrealized Appreciation	(26,236,096)	(201,925)
Purchases	7,784,800	—
Sales	(779,708)	—
Transfers in to Level 3 (1)	39,226,522 (1)	342,310 (1)
Transfers out of Level 3 (1)	—	—

Balance as of October 31, 2019	$17,856,321	$140,385

Change in Unrealized Appreciation from Investments Still Held at October 31, 2019	$(26,236,096)	$(201,925)

(1)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2019 are as follows:

Description	Fair Value at 10/31/2019	Valuation Techniques*	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Emerging Markets Income Fund
Government Issues	$17,856,321	Third-party Vendor	Vendor Prices	$10.500	$10.500

TCW Emerging Markets Multi-Asset Opportunities Fund
Government Issues	$140,385	Third-party Vendor	Vendor Prices	$10.500	$10.500

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the effectiveness of vendor pricing using the Advisor’s own model and inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other International Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following fiscal year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of

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Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2019, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Number of Contracts or Notional Amounts):

TCW Emerging Markets Income Fund

	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Forward Contracts	$82	$—	$82

Total Value	$82	$—	$82

Liability Derivatives
Forward Contracts	$(835)	$—	$(835)
Futures Contracts (1)	—	(7,792)	(7,792)

Total Value	$(835)	$(7,792)	$(8,627)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(10,942)	$—	(10,942)
Futures Contracts	—	7,341	7,341
Investments (2)	(3,111)	—	(3,111)

Total Realized Gain (Loss)	$(14,053)	$7,341	$(6,712)

Change in Appreciation (Depreciation)
Forward Contracts	$5,710	$—	$5,710
Futures Contracts	—	(7,792)	(7,792)
Investments (3)	1,090	—	1,090

Total Change in Appreciation (Depreciation)	$6,800	$(7,792)	$(992)

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$231,065,776	$ —	$231,065,776
Options Purchased	$77,613,000	$ —	$77,613,000
Futures Contracts	—	844	844

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TCW Emerging Markets Local Currency Income Fund

	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Forward Contracts	$933	$—	$933

Total Value	$933	$—	$933

Liability Derivatives
Forward Contracts	$(818)	$—	$(818)
Futures Contracts (1)	—	(47)	(47)

Total Value	$(818)	$(47)	$(865)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(3,198)	$—	$(3,198)
Investments (2)	(451)	—	(451)
Options Written	97	—	97

Total Realized Gain (Loss)	$(3,552)	$—	$(3,552)

Change in Appreciation (Depreciation)
Forward Contracts	$2,410	$—	$2,410
Futures Contracts	—	(47)	(47)
Investments (3)	110	—	110

Total Change in Appreciation (Depreciation)	$2,520	$(47)	$2,473

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$113,416,635	$ —	$113,416,635
Options Purchased	$8,912,784	$ —	$8,912,784
Options Written	$7,582,847	$ —	$7,582,847
Futures Contracts	—	11	11

TCW Emerging Markets Multi-Asset Opportunities Fund

	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities
Asset Derivatives
Forward Contracts	$1	$—	$1

Total Value	$1	$—	$1

Liability Derivatives
Forward Contracts	$(7)	$—	$(7)
Futures Contracts (1)	—	(59)	(59)

Total Value	$(7)	$(59)	$(66)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(109)	$—	$(109)
Futures Contracts	—	60	60
Investments (2)	(23)	—	(23)

Total Realized Gain (Loss)	$(132)	$60	$(72)

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TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

	Foreign Currency Risk	Interest Rate Risk	Total
Change in Appreciation (Depreciation)
Forward Contracts	$75	$—	$75
Futures Contracts	—	(59)	(59)
Investments (3)	8	—	8

Total Change in Appreciation (Depreciation)	$83	$(59)	$24

Number of Contracts or Notional Amounts (4)
Forward Currency Contracts	$2,180,847	$ —	$2,180,847
Options Purchased	$542,500	$ —	$542,500
Futures Contracts	—	6	6

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2019 is reported within the Statement of Assets and Liabilities.

(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
(4)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2019.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of

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offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or fail to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2019 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Citibank N.A.	82	(835)	$(753)	$753	(2)	$—

Total	$82	$(835)	$(753)	$753	(2)	$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

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TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America, N.A	281	(253)	$28	$—	$28
Barclays Bank PLC	345	(268)	77	—	77
BNP Paribas S.A.	47	(68)	(21)	—	(21)
Citibank N.A.	192	(170)	22	—	22
Goldman Sachs & Co.	4	—	4	—	4
JPMorgan Chase Bank	—	(59)	(59)	—	(59)
Standard Chartered Bank	64	—	64	—	64

Total	$933	$(818)	$115	$—	$115

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Citibank N.A.	1	(7)	$(6)	$—	$(6)

Total	$1	$(7)	$(6)	$—	$(6)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the values of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of Master Repurchase Agreement (MRA). The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency.

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Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. The Funds had no repurchase agreements outstanding as of October 31, 2019.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2019.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2019.

Derivatives:

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2019 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures

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contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, and the TCW Emerging Markets Multi-Asset Opportunities Fund utilized futures during the year ended October 31, 2019 to help manage interest rate duration of those Funds.

Options:    The Funds purchase and sell put and call options on a security or an index of securities to enhance investment performance or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2019, the TCW Emerging Markets Income Fund, TCW Emerging

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Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund entered into options to hedge the currency exposure of the Funds.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also

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Note 3 — Portfolio Investments (Continued)

takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. For the year ended October 31, 2019, none of the Funds had swaps.

Note 4 — Risk Considerations

Market Risk:    As the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other

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Note 4 — Risk Considerations (Continued)

derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, which is the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling customer service at 800-FUND-TCW (800-386-3829).

70

TCW Funds, Inc.

October 31, 2019

Note 5 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2019, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$36	$—	$36
TCW Emerging Markets Income Fund	23,323	—	23,323
TCW Emerging Markets Local Currency Income Fund	1,190	—	1,190
TCW Emerging Markets Multi-Asset Opportunities Fund	2,702	—	2,702
TCW International Small Cap Fund	285	—	285

At the end of the previous fiscal year, October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$12	$—	$12
TCW Emerging Markets Income Fund	22,330	—	22,330
TCW Emerging Markets Local Currency Income Fund	1,095	—	1,095
TCW Emerging Markets Multi-Asset Opportunities Fund	22	—	22

(1)	Amount rounds to less than $1.

Permanent differences incurred during the year ended October 31, 2019, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(11)	$11	$—
TCW Emerging Markets Income Fund	(24,669)	24,669	—
TCW Emerging Markets Local Currency Income Fund	(14,411)	14,413	(2)
TCW Emerging Markets Multi-Asset Opportunities Fund	(245)	245	—
TCW International Small Cap Fund	97	(97)	—

During the year ended October 31, 2019, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$22	$—	$22
TCW Emerging Markets Income Fund	294,091	—	294,091
TCW Emerging Markets Local Currency Income Fund	4,591	—	4,591
TCW Emerging Markets Multi-Asset Opportunities Fund	1,629	—	1,629
TCW International Small Cap Fund	41	—	41

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Federal Income Taxes (Continued)

For the previous fiscal year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$32	$—	$—	$32
TCW Emerging Markets Income Fund	172,717	—	—	172,717
TCW Emerging Markets Multi-Asset Opportunities Fund	6,699	—	9,233	15,932
TCW International Small Cap Fund	2,016	—	—	2,016

At October 31, 2019, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$884	$(66)	$818	$4,807
TCW Emerging Markets Income Fund	310,500	(171,008)	139,492	5,906,901
TCW Emerging Markets Local Currency Income Fund	6,171	(2,167)	4,004	242,996
TCW Emerging Markets Multi-Asset Opportunities Fund	10,759	(1,976)	8,783	88,403
TCW International Small Cap Fund	974	(133)	841	9,280

At October 31, 2019, following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$766	$—	$766
TCW Emerging Markets Income Fund	390,218	301,556	691,774
TCW Emerging Markets Local Currency Income Fund	15,553	11,669	27,222
TCW Emerging Markets Multi-Asset Opportunities Fund	9,372	—	9,372
TCW International Small Cap Fund	2,403	—	2,403

The Funds did not have any unrecognized tax benefits at October 31, 2019, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2019. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.90	% (1)
TCW International Small Cap Fund	0.75%

(1)	From November 1, 2018 through December 31, 2018 the management fee was 0.95%.

72

TCW Funds, Inc.

October 31, 2019

Note 6 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25	% (1)
N Class	1.25	% (1)
TCW Emerging Markets Income Fund
I Class	1.04	% (2)
N Class	1.04	% (2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.85	% (1)
N Class	0.90	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.00	% (1)
N Class	1.20	% (1)
TCW International Small Cap Fund
I Class	1.00	% (1)
N Class	1.20	% (1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2019. These limitations are voluntary and terminable in a six month’s notice.

These ratios were in effect from November 1, 2018 through December 31, 2018.

TCW Emerging Markets Local Currency Income Fund
I Class	0.99%
N Class	0.99%
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23%
N Class	1.23%
TCW International Small Cap Fund
I Class	1.44%
N Class	1.44%

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees: Directors who are not affiliated with the Advisor receive compensation from the Funds which is shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 7 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2019 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$11,567	$10,848	$—	$—
TCW Emerging Markets Income Fund	8,085,748	7,070,352	—	—
TCW Emerging Markets Local Currency Income Fund	297,622	361,260	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	200,502	220,985	—	—
TCW International Small Cap Fund	24,217	23,448	—	—

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	228	$2	396	$5
Shares Issued upon Reinvestment of Dividends	1,763	16	1,988	23

Net Increase	1,991	$18	2,384	$28

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	11	$—	30,914	$371
Shares Issued upon Reinvestment of Dividends	690	6	772	9
Shares Redeemed	(1,655)	(15)	(29,554)	(350)

Net Increase (Decrease)	(954)	$(9)	2,132	$30

TCW Emerging Markets Income Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	325,616,046	$2,622,013	325,798,179	$2,630,542
Shares Issued upon Reinvestment of Dividends	19,612,811	158,858	14,774,392	122,504
Shares Redeemed	(226,225,558)	(1,822,076)	(134,516,022)	(1,092,291)

Net Increase	119,003,299	$958,795	206,056,549	$1,660,755

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,325,603	$97,734	10,601,963	$111,621
Shares Issued upon Reinvestment of Dividends	1,544,925	16,071	1,769,493	18,963
Shares Redeemed	(15,236,140)	(158,466)	(24,566,407)	(258,337)

Net Decrease	(4,365,612)	$(44,661)	(12,194,951)	$(127,753)

74

TCW Funds, Inc.

October 31, 2019

Note 9 — Capital Share Transactions (Continued)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,235,609	$125,091	24,640,615	$223,944
Shares Issued upon Reinvestment of Dividends	419,536	3,579	1,421,479	13,366
Shares Redeemed	(23,098,821)	(199,664)	(8,375,628)	(75,789)

Net Increase (Decrease)	(8,443,676)	$(70,994)	17,686,466	$161,521

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,108,306	$27,354	5,406,607	$48,629
Shares Issued upon Reinvestment of Dividends	71,740	611	271,444	2,539
Shares Redeemed	(5,984,228)	(52,494)	(3,560,164)	(30,713)

Net Increase (Decrease)	(2,804,182)	$(24,529)	2,117,887	$20,455

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,474,863	$61,399	721,682	$8,402
Shares Issued upon Reinvestment of Dividends	58,600	589	80,386	954
Shares Redeemed	(1,970,348)	(21,377)	(224,954)	(2,575)

Net Increase	3,563,115	$40,611	577,114	$6,781

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	835,903	$8,722	4,763,034	$54,831
Shares Issued upon Reinvestment of Dividends	102,937	1,032	89,753	1,061
Shares Redeemed	(7,102,907)	(78,241)	(1,076,732)	(12,060)

Net Increase (Decrease)	(6,164,067)	$(68,487)	3,776,055	$43,832

TCW International Small Cap Fund	Year Ended October 31, 2019		Year Ended October 31, 2018
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	118,744	$1,118	132,392	$1,478
Shares Issued upon Reinvestment of Dividends	3,297	28	—	—
Shares Redeemed	(101,834)	(951)	(50,186)	(562)

Net Increase	20,207	$195	82,206	$916

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,514	$24	42,646	$488
Shares Issued upon Reinvestment of Dividends	1,364	12	—	—
Shares Redeemed	(26,037)	(248)	(51,416)	(586)

Net Decrease	(22,159)	$(212)	(8,770)	$(98)

Note 10 — Affiliate Ownership

As of October 31, 2019, affiliates of the Funds and Advisor owned 99.42%, 5.57% and 75.70 % of the net assets of the TCW Developing Markets Equity Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund, respectively.

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds as of October 31, 2019.

Note 12 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2019. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 13 — Liquidity Risk Management Program

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from that committee, as the administrator of the Funds’ Liquidity Program, on the operation of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program.

Note 14 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

76

TCW Funds, Inc.

October 31, 2019

Note 15 — New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has concluded there was no material impact to the Funds.

Note 16 — Subsequent Event

On December 9, 2019, the Advisor recommended and the Board approved the liquidation of the TCW International Small Cap Fund. As a result, the Fund will liquidate and distribute its assets to its shareholders on or about February 13, 2020. The Fund no longer accepts any new subscriptions or exchanges into the Fund. Shareholders can redeem their Fund shares, or exchange them for shares of other TCW Funds, any time before the liquidation date in accordance with the Fund’s normal procedures.

77

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,					June 30, 2015 (Commencement of Operations) through October 31, 2015
	2019	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$9.39	$11.17	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.06	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.69	(1.78)	2.09	0.38		(1.39)

Total from Investment Operations	0.79	(1.72)	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.06)	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$10.14	$9.39	$11.17	$9.10		$8.62

Total Return	8.46%	(15.51)%	23.96%	5.63%		(13.80	)% (3)

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$4,071	$3,750	$4,433	$3,577		$3,392

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	4.88%	3.45%	3.94%	3.56%		7.09	% (4)

After Expense Reimbursement	1.25%	1.25%	1.25%	1.25%		1.25	% (4)

Ratio of Net Investment Income to Average Net Assets	1.03%	0.49%	0.77%	1.15%		0.30	% (4)

Portfolio Turnover Rate	207.48%	163.33%	194.58%	154.70%		54.34	% (4)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

78

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,					June 30, 2015 (Commencement of Operations) through October 31, 2015
	2019	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$9.39	$11.17	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.06	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.69	(1.78)	2.09	0.38		(1.39)

Total from Investment Operations	0.79	(1.72)	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.06)	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$10.14	$9.39	$11.17	$9.10		$8.62

Total Return	8.46%	(15.51)%	23.96%	5.63%		(13.80	)% (3)
Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$1,575	$1,468	$1,722	$1,364		$1,297

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	6.11%	4.51%	5.08%	4.80%		8.39	% (4)

After Expense Reimbursement	1.25%	1.25%	1.25%	1.25%		1.25	% (4)

Ratio of Net Investment Income to Average Net Assets	1.03%	0.49%	0.77%	1.15%		0.29	% (4)

Portfolio Turnover Rate	207.48%	163.33%	194.58%	154.70%		54.34	% (4)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

79

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$7.77	$8.54	$8.34	$7.67	$8.57

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.46	0.43	0.55	0.55	0.38
Net Realized and Unrealized Gain (Loss) on Investments	0.54	(0.83)	0.09	0.52	(0.87)

Total from Investment Operations	1.00	(0.40)	0.64	1.07	(0.49)

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.37)	(0.44)	(0.40)	(0.39)
Distributions from Return of Capital	—	—	—	—	(0.02)

Total Distributions	(0.44)	(0.37)	(0.44)	(0.40)	(0.41)

Net Asset Value per Share, End of Year	$8.33	$7.77	$8.54	$8.34	$7.67

Total Return	13.13%	(4.85)%	7.95%	14.29%	(5.75)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$5,668,552	$4,365,456	$3,039,671	$2,574,798	$2,733,679

Ratio of Expenses to Average Net Assets	0.84%	0.86%	0.87%	0.87%	0.88%

Ratio of Net Investment Income to Average Net Assets	5.62%	5.33%	6.56%	6.95%	4.79%

Portfolio Turnover Rate	136.47%	149.50%	212.16%	214.73%	172.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

80

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$10.00	$11.00	$10.75	$9.89	$11.05

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.57	0.53	0.68	0.68	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.69	(1.08)	0.12	0.67	(1.11)

Total from Investment Operations	1.26	(0.55)	0.80	1.35	(0.65)

Less Distributions:
Distributions from Net Investment Income	(0.54)	(0.45)	(0.55)	(0.49)	(0.48)
Distributions from Return of Capital	—	—	—	—	(0.03)

Total Distributions	(0.54)	(0.45)	(0.55)	(0.49)	(0.51)

Net Asset Value per Share, End of Year	$10.72	$10.00	$11.00	$10.75	$9.89

Total Return	12.85%	(5.16)%	7.67%	13.98%	(5.96)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$320,492	$342,660	$510,877	$534,151	$521,413

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.14%	1.16%	1.15%	1.15%	1.16%

After Expense Reimbursement	1.05%	1.10%	1.13%	N/A	N/A

Ratio of Net Investment Income to Average Net Assets	5.41%	5.03%	6.30%	6.71%	4.50%

Portfolio Turnover Rate	136.47%	149.50%	212.16%	214.73%	172.93%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

81

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$8.14	$9.30	$9.13	$8.18	$9.69

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.58	0.53	0.64	0.52	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.57	(1.19)	(0.06)	0.43	(1.94)

Total from Investment Operations	1.15	(0.66)	0.58	0.95	(1.48)

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.23)	(0.41)	—	—
Distributions from Return of Capital	—	(0.27)	—	—	(0.03)

Total Distributions	(0.12)	(0.50)	(0.41)	—	(0.03)

Net Asset Value per Share, End of Year	$9.17	$8.14	$9.30	$9.13	$8.18

Total Return	14.26%	(7.74)%	6.33%	11.61%	(15.35)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$220,968	$264,754	$138,068	$97,650	$102,034

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.03%	0.95%	1.03%	1.00%	1.00%

After Expense Reimbursement	0.88%	N/A	0.99%	0.99%	0.99%

Ratio of Net Investment Income to Average Net Assets	6.66%	5.90%	6.83%	6.12%	5.20%

Portfolio Turnover Rate	127.74%	185.72%	137.44%	209.07%	250.10%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$8.13	$9.29	$9.12	$8.17	$9.69

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.57	0.51	0.64	0.48	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.57	(1.17)	(0.06)	0.47	(1.95)

Total from Investment Operations	1.14	(0.66)	0.58	0.95	(1.49)

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.23)	(0.41)	—	—
Distributions from Return of Capital	—	(0.27)	—	—	(0.03)

Total Distributions	(0.12)	(0.50)	(0.41)	—	(0.03)

Net Asset Value per Share, End of Year	$9.15	$8.13	$9.29	$9.12	$8.17

Total Return	14.14%	(7.75)	%6.33%	11.63%	(15.37)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$28,011	$47,664	$34,807	$15,325	$153,270

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.40%	1.32%	1.35%	1.31%	1.25%

After Expense Reimbursement	0.92%	0.99%	0.99%	0.99%	0.99%

Ratio of Net Investment Income to Average Net Assets	6.63%	5.78%	6.88%	6.05%	5.29%

Portfolio Turnover Rate	127.74%	185.72%	137.44%	209.07%	250.10%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$10.39	$11.70	$10.39	$9.63	$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.38	0.25	0.31	0.35	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.69	(1.30)	1.38	0.65	(1.38)

Total from Investment Operations	1.07	(1.05)	1.69	1.00	(1.14)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.26)	(0.38)	(0.24)	(0.20)

Net Asset Value per Share, End of Year	$11.31	$10.39	$11.70	$10.39	$9.63

Total Return	10.50%	(9.23)%	17.05%	10.75%	(10.53)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$87,430	$43,338	$42,041	$37,173	$39,739

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.31%	1.34%	1.54%	1.57%	1.47%

After Expense Reimbursement	1.02%	1.23%	1.23%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	3.51%	2.13%	2.95%	3.74%	2.31%

Portfolio Turnover Rate	188.64%	160.85%	197.48%	227.75%	145.86%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$10.35	$11.66	$10.35	$9.59	$10.92

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.26	0.32	0.36	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.76	(1.31)	1.37	0.64	(1.37)

Total from Investment Operations	1.04	(1.05)	1.69	1.00	(1.13)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.26)	(0.38)	(0.24)	(0.20)

Net Asset Value per Share, End of Year	$11.24	$10.35	$11.66	$10.35	$9.59

Total Return	10.25%	(9.26)%	17.10%	10.78%	(10.50)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$11,784	$74,677	$40,064	$5,088	$4,107

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	1.65%	1.67%	1.96%	2.15%	2.15%

After Expense Reimbursement	1.21%	1.23%	1.23%	1.23%	1.23%

Ratio of Net Investment Income to Average Net Assets	2.64%	2.25%	2.95%	3.79%	2.38%

Portfolio Turnover Rate	188.64%	160.85%	197.48%	227.75%	145.86%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.62	$10.52	$8.17	$8.57	$8.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.03	0.04	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(0.93)	2.34	(0.05)	(0.11)

Total from Investment Operations	0.34	(0.90)	2.38	(0.03)	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.04)	—	(0.03)	(0.37)	(0.05)

Net Asset Value per Share, End of Year	$9.92	$9.62	$10.52	$8.17	$8.57

Total Return	3.65%	(8.65)%	29.21%	(0.49)%	(1.07)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$7,004	$6,598	$6,350	$5,684	$7,274

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.00%	2.71%	2.89%	2.40%	1.67%

After Expense Reimbursement	1.06%	1.42%	1.43%	1.44%	1.44%

Ratio of Net Investment Income to Average Net Assets	1.05%	0.26%	0.41%	0.29%	0.17%

Portfolio Turnover Rate	244.29%	213.01%	232.19%	128.62%	243.88%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net Asset Value per Share, Beginning of Year	$9.63	$10.53	$8.17	$8.58	$8.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08	0.02	0.04	0.03	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(0.92)	2.35	(0.07)	(0.12)

Total from Investment Operations	0.32	(0.90)	2.39	(0.04)	(0.09)

Less Distributions:
Distributions from Net Investment Income	(0.04)	—	(0.03)	(0.37)	(0.05)

Net Asset Value per Share, End of Year	$9.91	$9.63	$10.53	$8.17	$8.58

Total Return	3.44%	(8.64)%	29.34%	(0.60)%	(1.03)%

Ratios/Supplemental Data:

Net Assets, End of Year (in thousands)	$3,072	$3,197	$3,589	$3,143	$3,440

Ratio of Expenses to Average Net Assets:

Before Expense Reimbursement	3.68%	3.26%	3.48%	2.88%	2.09%

After Expense Reimbursement	1.23%	1.42%	1.43%	1.44%	1.44%

Ratio of Net Investment Income to Average Net Assets	0.88%	0.22%	0.41%	0.33%	0.40%

Portfolio Turnover Rate	244.29%	213.01%	232.19%	128.62%	243.88%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TCW Funds, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (five of nineteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, except, TCW Developing Markets Equity Fund which is for each of the four years in the period then ended and for the period June 30, 2015 (commencement of operations) to October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2019, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, except, TCW Developing Markets Equity Fund which is for each of the four years in the period then ended and for the period June 30, 2015 (commencement of operations) to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 20, 2019

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

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TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2019 to October 31, 2019)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$1,003.00	1.25%	$6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

N Class Shares
Actual	$1,000.00	$1,003.00	1.25%	$6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,048.00	0.85%	$4.39
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$1,046.80	1.04%	$5.37
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$1,075.00	0.85%	$4.45
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$1,075.20	0.90%	$4.71
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

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TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2019 to October 31, 2019)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,018.90	1.00%	$5.09
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

N Class Shares
Actual	$1,000.00	$1,018.10	1.20%	$6.10
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$1,013.30	1.00%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

N Class Shares
Actual	$1,000.00	$1,012.30	1.20%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

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TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

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TCW Funds, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

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TCW Funds, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 16, 2019, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2020 through February 5, 2021. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 27, 2019, and in person on September 15, 2019, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also

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TCW Funds, Inc.

discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2019. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that investment performance of most of

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but eight Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage-focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the three- and five-year periods and the first quintile for the one-year period.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the ten-year period, the third quintile for the five- and three-year periods and the second quintile for the one-year period.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five-year period, the fifth quintile for the three-year period and the third quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period, the fourth quintile for the five- and three-year periods and the fifth quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five- and three-year periods and the first quintile for the one-year period.

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With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Relative Value Dividend Appreciation Fund ranked in the fifth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fifth quintile for the one- and three-year periods and the fourth quintile for the five-year period. The Relative Value Mid Cap Fund ranked in the fifth quintile for the one-, five- and ten-year periods. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment. The Board and the Independent Directors also noted that the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund ranked in the first quintile for the six-month period ended June 30, 2019.

The Artificial Intelligence Equity Fund ranked in the fourth quintile for the one-year period and the period since inception. The Board and the Independent Directors considered the Advisor’s explanation that the peer funds had greater exposure to the information technology sector, making the peer group less useful in comparing relative performance than if those funds’ principal investment strategies were more closely aligned with the Fund’s investment focus. The Board and the Independent Directors also noted the relatively short operating history of the Fund and determined to continue to closely monitor its performance.

The Global Real Estate Fund ranked in the fifth quintile for the three-year period but in the third quintile for the one-year period and the first quintile for the six months ended June 30, 2019. The Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles over various time periods. The Emerging Markets Local Currency Income Fund ranked in the fourth quintile for the one-year period but in the second quintile for the three-year period and the first quintile for the five-year period. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fifth quintile for the one-year period but in the second quintile for the three-year period and the third quintile for the five-year period. The International Small Cap Fund ranked in the fifth quintile for the one- and five-year periods and the fourth quintile for the three-year period. The Developing Markets Equity Fund ranked in the fifth quintile for the one-year period and the fourth quintile for the three-year period. The Board and the Independent Directors noted the Advisor’s explanation that the challenging international and emerging market conditions over the last twelve months weighed on near-term performance and its opinion that each of the international and emerging markets Funds is well-positioned to excel in a strengthening economic environment.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the second quintile for the ten-year period, the first quintile for the five-year period, the second quintile for the three- and one-year periods.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

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TCW Funds, Inc.

Approval of Investment Management and Advisory Agreement (Continued)

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund, the Emerging Markets Local Currency Income Fund and the Emerging Markets Multi-Asset Opportunities Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

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TCW Funds, Inc.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and continuing subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT-EX. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2019 (amount in thousands):

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$66
TCW Emerging Markets Multi-Asset Opportunities Fund	$704
TCW International Small Cap Fund	$151

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Qualified Received Deductions
TCW Developing Markets Equity Fund	5.04%

The following Funds paid foreign taxes during the year ended October 31, 2019 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$8
TCW Emerging Markets Income Fund	$90
TCW Emerging Markets Local Currency Income Fund	$175
TCW Emerging Markets Multi-Asset Opportunities Fund	$91
TCW International Small Cap Fund	$20

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2020, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of seven directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2019. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point.360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010 – June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Keppel-KBS U.S. REIT (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company).
Victoria B. Rogers (1961)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund; 6 portfolios); Causeway ETML Trust (mutual fund); The Rose Hills Foundation (charitable foundation) TCW Strategic Income Fund, Inc. (closed-end fund); Norton Simon Museum (art museum); Stanford University (university).
Andrew Tarica (1959)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2003), Cowen Prime Services (broker dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Mr. Stern has served as a director of TCW Funds, Inc. since its inception in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and Metropolitan West Asset Management, LLC; Vice Chairman (November 2010 – December 2014) and Chairman (2014 – December 2015), Trust Company of the West.	N/A
David S. DeVito (1962) President and Chief Executive Officer	Mr. DeVito has served as a director of TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.

Executive Vice President and Chief Operating Officer (since

January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.

TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963) Tax Officer	Ms. Eisen has served as Tax Officer of TCW Funds, Inc. since December 2016.	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President since January 2016 and General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company LLC, The TCW Group Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2013 – December 2015); Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds.
Jeffrey Engelsman (1967) Chief Compliance Officer and AML Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014 and AML Officer of TCW Funds, Inc. since December 2016.	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds; , Metropolitan West Asset Management Company, LLC, and TCW Asset Management Company LLC (since August 2014) and Trust Company of the West (2014 – December 2015); Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard M. Villa (1964) Treasurer, Principal Financial and Accounting Officer	Mr. Villa has served as Treasurer and Principal Financial and Accounting Officer of TCW Funds, Inc. since February 2014.

Managing Director, Chief Financial Officer and Assistant Secretary (since

January 2016), TCW LLC; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008), TCW Investment Management Company LLC, the TCW Group, Inc., TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC and Trust Company of the West (2008 – December 2015).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, Eric Chan, Senior Vice President of Fund Operations for the Advisor, TCW Asset Management Company LLC, TCW LLC (since 2009), and Metropolitan West Asset Management, LLC (since November 2006), is Assistant Treasurer of the Company (since June 2019) and Metropolitan West Funds (since 2010).

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Mr. Chan is a Certified Public Accountant. Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC, the Advisor (since February 2013) and Trust Company of the West (February 2013 — December 2015), is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at www.sec.gov. or the Company’s website at www.tcw.com.

105

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarINT1019

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a)	Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2019	2018
$538,478	$538,478

(b)	Audit-Related Fees

For the fiscal years October 31, 2019 and October 31, 2018, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2019	2018
$0	$0

[TCW to provide nature of the services comprising the fees disclosed under this category, if any for 2019]

(c)	Tax Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2019	2018
$109,885	$104,650

[Fees were for the preparation and filing of the Registrant’s corporate returns.]

(d)	All Other Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2019	2018
$13,177	$16,550

[Fees were for Passive Foreign Investment Company analysis.]

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	[Not applicable.]

(g)	For the fiscal years ended October 31, 2019 and October 31, 2018, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2019	2018
$123,062	$121,200

For the twelve month periods ended October 31, 2019 and October 31, 2018, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 31, 2019

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	December 31, 2019